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                                                           EXECUTION VERSION



                         PNC MORTGAGE SECURITIES CORP.,

                        as Depositor and Master Servicer

                                       and

                                    FIRST BANK
                               NATIONAL ASSOCIATION,

                                    as Trustee




                         POOLING AND SERVICING AGREEMENT


                                 $292,197,087.18


                         PNC Mortgage Securities Corp.

                        Mortgage Pass-Through Certificates
                                  Series 1997-4
                               (Certificate Trust)

                  First Level Mortgage Pass-Through Certificates
                                  Series 1997-4
                         (First Level Certificate Trust)

                     Mortgage Trust Pass-Through Certificates
                                  Series 1997-4
                                (Mortgage Trust)


                           Cut-Off Date:  June 1, 1997

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                                TABLE OF CONTENTS
                                                                         PAGE

Preliminary Statement...................................................    1

                                    ARTICLE I

    Section 1.01.  DEFINITIONS...........................................   5
                   Aggregate Certificate Principal Balance...............   5
                   Appraised Value.......................................   6
                   Authenticating Agent..................................   6
                   Authorized Denomination...............................   6
                   Bankruptcy Coverage...................................   6
                   Bankruptcy Coverage Initial Amount....................   6
                   Bankruptcy Loss.......................................   6
                   Beneficial Holder:....................................   6
                   Book-Entry Certificates...............................   6
                   Business Day..........................................   6
                   Buydown Agreement.....................................   7
                   Buydown Fund..........................................   7
                   Buydown Fund Account..................................   7
                   Buydown Loan..........................................   7
                   Certificate...........................................   7
                   Certificate Account...................................   7
                   Certificate Principal Balance.........................   8
                   Certificate Register and Certificate Registrar........   8
                   Certificate Trust Available Distribution Amount.......   8
                   Certificate Trust Certificate Distribution Amount.....   8
                   Certificate Trust Certificates........................   8
                   Certificate Trust Fund................................   9
                   Certificateholder or Holder...........................   9
                   Class.................................................   9
                   Class A Certificates..................................   9
                   Class B Certificates..................................   9
                   Class B Loan Group Component Balance..................   9
                   Class B Percentage....................................  10
                   Class B-1 Certificates................................  10
                   Class B-2 Certificates................................  10
                   Class B-3 Certificates................................  10
                   Class B-4 Certificates................................  10
                   Class B-5 Certificates................................  10
                   Class B-6 Certificates................................  10
                   Class B1-L Certificates...............................  10
                   Class B2-L Certificates...............................  10
                   Class B3-L Certificates...............................  10
                   Class B4-L Certificates...............................  10
                   Class B5-L Certificates...............................  11
                   Class B6-L Certificates...............................  11

                                            i
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                                                                         Page

                   Class IIP Certificates................................  11
                   Class IIP Fraction....................................  11
                   Class IIP Mortgage Loan...............................  11
                   Class IIP-L Certificates..............................  11
                   Class IIP-M Certificates..............................  11
                   Class IIPP-1 Certificates.............................  11
                   Class IIPP-2 Certificates.............................  11
                   Class IIPP-3 Certificates.............................  11
                   Class IIPP-3 Liquidation Amount.......................  11
                   Class IIPP-3 Percentage...............................  12
                   Class IIPP-3 Prepayment Percentage....................  12
                   Class IIPP-3 Principal Distribution Amount............  12
                   Class IIPP-4 Certificates.............................  12
                   Class IIPP-5 Certificates.............................  12
                   Class IIPP-6 Certificates.............................  12
                   Class IIPP-6 Notional Amount..........................  12
                   Class IIPP1-L Certificates............................  12
                   Class IIPP2-L Certificates............................  12
                   Class IIPP3-L Certificates............................  13
                   Class IIPP4-L Certificates............................  13
                   Class IIPP5-L Certificates............................  13
                   Class IIX Certificates................................  13
                   Class IIX Notional Amount.............................  13
                   Class IIX-L Certificates..............................  13
                   Class IIX-M Certificates..............................  13
                   Class IP Certificates.................................  13
                   Class IP Fraction.....................................  13
                   Class IP Mortgage Loan................................  13
                   Class IP-L Certificates...............................  14
                   Class IP-M Certificates...............................  14
                   Class IPP-1 Certificates..............................  14
                   Class IPP-2 Certificates..............................  14
                   Class IPP-3 Certificates..............................  14
                   Class IPP-4 Certificates..............................  14
                   Class IPP-4 Liquidation Amount........................  14
                   Class IPP-4 Percentage................................  14
                   Class IPP-4 Prepayment Percentage.....................  14
                   Class IPP-4 Principal Distribution Amount.............  15
                   Class IPP1-L Certificates.............................  15
                   Class IPP2-L Certificates.............................  15
                   Class IPP3-L Certificates.............................  15
                   Class IPP4-L Certificates.............................  15
                   Class IX Certificates.................................  15
                   Class IX Notional Amount..............................  15
                   Class IX-L Certificates...............................  15
                   Class IX-M Certificates...............................  15
                   Class Notional Amount.................................  16
                   Class P Certificates..................................  16

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                                                                         Page

                   Class P Fraction......................................  16
                   Class P Mortgage Loans................................  16
                   Class P-M Certificates................................  16
                   Class Principal Balance...............................  16
                   Class R Certificates..................................  16
                   Class R-L Certificates................................  16
                   Class R-1 Certificates................................  16
                   Class R-2 Certificates................................  17
                   Class X Certificates..................................  17
                   Class X Notional Amount...............................  17
                   Class X-M Certificates................................  17
                   Class Y Certificates..................................  17
                   Class Y Principal Reduction Amounts...................  17
                   Class Y-1 Certificates................................  19
                   Class Y-1 Principal Distribution Amount...............  19
                   Class Y-2 Certificates................................  19
                   Class Y-2 Principal Distribution Amount...............  19
                   Class Z Certificates..................................  19
                   Class Z Principal Reduction Amounts...................  19
                   Class Z-1 Certificates................................  20
                   Class Z-1 Principal Distribution Amount...............  20
                   Class Z-2 Certificates................................  20
                   Class Z-2 Principal Distribution Amount...............  20
                   Clearing Agency.......................................  20
                   Closing Date..........................................  20
                   Code..................................................  20
                   Company...............................................  20
                   Compensating Interest.................................  20
                   Cooperative...........................................  20
                   Cooperative Apartment.................................  20
                   Cooperative Stock.....................................  20
                   Corporate Trust Office................................  21
                   Corresponding Class...................................  21
                   Credit Support Depletion Date.........................  21
                   Curtailment...........................................  21
                   Curtailment Shortfall.................................  21
                   Custodial Account for P&I.............................  21
                   Custodial Account for Reserves........................  22
                   Custodial Agreement...................................  22
                   Custodian.............................................  22
                   Cut-Off Date..........................................  22
                   Definitive Certificates...............................  22
                   Depositary Agreement..................................  22
                   Destroyed Mortgage Note...............................  22
                   Determination Date....................................  22
                   Disqualified Organization.............................  22
                   Distribution Date.....................................  22
                   DTC...................................................  22

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                                                                         Page

                   DTC Participant.......................................  22
                   Due Date..............................................  23
                   Eligible Institution..................................  23
                   Eligible Investments..................................  23
                   ERISA.................................................  24
                   Event of Default......................................  24
                   Excess Liquidation Proceeds...........................  24
                   FDIC..................................................  24
                   FHA...................................................  24
                   FHLB..................................................  24
                   FHLMC.................................................  24
                   Fitch.................................................  24
                   First Level Certificate Trust Available
                     Distribution Amount.................................  24
                   First Level Certificate Trust Certificate
                     Distribution Amount.................................  25
                   First Level Certificate Trust Certificates............  32
                   First Level Certificate Trust Fund....................  32
                   FNMA..................................................  32
                   Fraud Coverage........................................  32
                   Fraud Coverage Initial Amount.........................  33
                   Fraud Loss............................................  33
                   Group I Certificates..................................  33
                   Group I Loan..........................................  33
                   Group I Subordinate Amount............................  33
                   Group IA Certificates.................................  33
                   Group IA Liquidation Amount...........................  33
                   Group IA Percentage...................................  33
                   Group IA Prepayment Percentage or Group IIA Prepayment
                     Percentage..........................................  34
                   Group IA Principal Distribution Amount................  35
                   Group II Certificates.................................  35
                   Group II Loan.........................................  35
                   Group II Subordinate Amount...........................  35
                   Group IIA Certificates................................  35
                   Group IIA Liquidation Amount..........................  35
                   Group IIA Percentage..................................  36
                   Group IIA Principal Distribution Amount...............  36
                   Indirect DTC Participants.............................  36
                   Insurance Proceeds....................................  36
                   Interest Distribution Amount..........................  36
                   Investment Account....................................  36
                   Investment Depository.................................  36
                   Junior Subordinate Certificates.......................  37
                   Lender................................................  37
                   Liquidated Mortgage Loan..............................  37
                   Liquidation Principal.................................  37
                   Liquidation Proceeds..................................  37
                   Loan Group............................................  37
                   Loan Group I..........................................  37

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                                                                         Page

                   Loan Group II.........................................  37
                   Loan-to-Value Ratio...................................  37
                   Master Servicer.......................................  37
                   Master Servicing Fee..................................  37
                   Monthly P&I Advance...................................  37
                   Monthly Payment.......................................  38
                   Mortgage..............................................  38
                   Mortgage File.........................................  38
                   Mortgage Interest Rate................................  39
                   Mortgage Loan Schedule................................  39
                   Mortgage Loans........................................  39
                   Mortgage Note.........................................  39
                   Mortgage Pool.........................................  39
                   Mortgage Trust Available Distribution Amount..........  40
                   Mortgage Trust Certificate Distribution Amount........  41
                   Mortgage Trust Certificates...........................  42
                   Mortgage Trust Fund...................................  42
                   Mortgaged Property....................................  42
                   Mortgagor.............................................  42
                   Nonrecoverable Advance................................  42
                   Non-U.S. Person.......................................  43
                   OTS...................................................  43
                   Officer's Certificate.................................  43
                   Opinion of Counsel....................................  43
                   Original Value........................................  43
                   Ownership Interest....................................  43
                   Pass-Through Entity...................................  43
                   Pass-Through Rate.....................................  43
                   Paying Agent..........................................  43
                   Payoff................................................  43
                   Payoff Earnings.......................................  43
                   Payoff Interest.......................................  44
                   Payoff Period.........................................  44
                   Percentage Interest...................................  44
                   Permitted Transferee..................................  45
                   Person................................................  45
                   Prepaid Monthly Payment...............................  45
                   Primary Insurance Policy..............................  45
                   Principal Balance.....................................  45
                   Principal Payment.....................................  46
                   Principal Payment Amount..............................  46
                   Principal Prepayment..................................  46
                   Principal Prepayment Amount...........................  46
                   Prior Period..........................................  46
                   Pro Rata Allocation...................................  47
                   Purchase Obligation...................................  47
                   Purchase Price........................................  47
                   Qualified Insurer.....................................  47

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                   Rating Agency.........................................  47
                   Ratings...............................................  48
                   Realized Loss.........................................  48
                   Record Date...........................................  49
                   Regular Interest Certificates.........................  49
                   REMIC.................................................  50
                   REMIC Provisions......................................  50
                   Remittance Rate.......................................  50
                   Residual Certificates.................................  50
                   Residual Distribution Amount..........................  50
                   Responsible Officer...................................  50
                   S&P...................................................  50
                   Securities Act........................................  50
                   Selling and Servicing Contract........................  50
                   Senior Certificates...................................  51
                   Senior Subordinate Certificates.......................  51
                   Servicer..............................................  51
                   Servicing Fee.........................................  51
                   Servicing Officer.....................................  51
                   Special Hazard Coverage...............................  51
                   Special Hazard Coverage Initial Amount................  51
                   Special Hazard Loss...................................  51
                   Step Down Percentage..................................  52
                   Stripped Interest Rate................................  52
                   Subordinate Certificates..............................  52
                   Subordinate Liquidation Amount........................  52
                   Subordinate Percentage................................  52
                   Subordinate Prepayment Percentage.....................  52
                   Subordinate Principal Distribution Amount.............  52
                   Subordination Level...................................  53
                   Substitute Mortgage Loan..............................  53
                   Tax Matters Person....................................  53
                   Termination Date......................................  53
                   Termination Payment...................................  53
                   Transfer..............................................  53
                   Transferee............................................  53
                   Transferee Affidavit and Agreement ...................  53
                   Trustee...............................................  53
                   Uncollected Interest..................................  54
                   Uncompensated Interest Shortfall......................  54
                   Underwriter...........................................  54
                   Underwriting Standards................................  54
                   Uninsured Cause.......................................  54
                   U.S. Person...........................................  54
                   VA....................................................  54
                   Withdrawal Date.......................................  55
                   15-Year Premium Rate Mortgage Loans...................  55
                   30-Year Premium Rate Mortgage Loans...................  55

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                                        ARTICLE II

                CONVEYANCE OF THE TRUST FUNDS; REMIC ELECTION AND DESIGNATIONS;
                         ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  CONVEYANCE OF THE MORTGAGE TRUST FUND; REMIC ELECTION AND
               DESIGNATIONS . . . . . . . . . . . . . . . . . . . . . . . .   55
Section 2.02.  ACCEPTANCE BY TRUSTEE . . . . . . . . . . . . . . . . . . .    59
Section 2.03.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE
               MORTGAGE LOANS . . . . . . . . . . . . . . . . . . . . . . .   60
Section 2.04.  AUTHENTICATION OF THE MORTGAGE TRUST CERTIFICATES AND THE
               CLASS R-1 CERTIFICATES . . . . . . . . . . . . . . . . . . .   64
Section 2.05.  CONVEYANCE OF THE FIRST LEVEL CERTIFICATE TRUST FUND; REMIC
               ELECTION AND DESIGNATIONS. . . . . . . . . . . . . . . . . .   65
Section 2.06.  ACCEPTANCE BY TRUSTEE. . . . . . . . . . . . . . . . . . . .   67
Section 2.07.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE
               MORTGAGE TRUST CERTIFICATES. . . . . . . . . . . . . . . . .   67
Section 2.08.  AUTHENTICATION OF FIRST LEVEL CERTIFICATE TRUST CERTIFICATES
               AND THE CLASS R-2 CERTIFICATES . . . . . . . . . . . . . . .   68
Section 2.09.  CONVEYANCE OF THE CERTIFICATE TRUST FUND; REMIC ELECTION AND
               DESIGNATIONS . . . . . . . . . . . . . . . . . . . . . . . .   68
Section 2.10.  ACCEPTANCE BY TRUSTEE. . . . . . . . . . . . . . . . . . . .   71
Section 2.11.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE
               FIRST LEVEL CERTIFICATE TRUST CERTIFICATES . . . . . . . . .   71
Section 2.12.  AUTHENTICATION OF CERTIFICATE TRUST CERTIFICATES AND THE
               CLASS R CERTIFICATES . . . . . . . . . . . . . . . . . . . .   72

                                        ARTICLE III

                      ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.  THE COMPANY TO ACT AS MASTER SERVICER. . . . . . . . . . . . . 72
Section 3.02.  CUSTODIAL ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . 73
Section 3.03.  THE INVESTMENT ACCOUNT; ELIGIBLE INVESTMENTS . . . . . . . . . 74
Section 3.04.  THE CERTIFICATE ACCOUNT. . . . . . . . . . . . . . . . . . . . 75
Section 3.05.  PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT AND
               CUSTODIAL ACCOUNTS FOR P&I AND OF BUYDOWN FUNDS FROM THE
               BUYDOWN FUND ACCOUNTS. . . . . . . . . . . . . . . . . . . . . 75
Section 3.06.  MAINTENANCE OF PRIMARY INSURANCE POLICIES; COLLECTIONS
               THEREUNDER . . . . . . . . . . . . . . . . . . . . . . . . . . 77
Section 3.07.  MAINTENANCE OF HAZARD INSURANCE. . . . . . . . . . . . . . . . 77
Section 3.08.  ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. . . 78
Section 3.09.  REALIZATION UPON DEFAULTED MORTGAGE LOANS. . . . . . . . . . . 78
Section 3.10.  TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. . . . . . . . 80
Section 3.11.  COMPENSATION TO THE MASTER SERVICER AND THE SERVICERS. . . . . 80
Section 3.12.  REPORTS TO THE TRUSTEE; CERTIFICATE ACCOUNT STATEMENT. . . . . 81
Section 3.13.  ANNUAL STATEMENT AS TO COMPLIANCE. . . . . . . . . . . . . . . 81
Section 3.14.  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE
               MORTGAGE LOANS. . .. . . . . . . . . . . . . . . . . . . . . . 81

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Section 3.15. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. . . .  81
Section 3.16. [RESERVED.]. . . . . . . . . . . . . . . . . . . . . . . . . .  81
Section 3.17. [RESERVED.]. . . . . . . . . . . . . . . . . . . . . . . . . .  82
Section 3.18. [RESERVED.]. . . . . . . . . . . . . . . . . . . . . . . . . .  82
Section 3.19. [RESERVED.]. . . . . . . . . . . . . . . . . . . . . . . . . .  82
Section 3.20. [RESERVED.]. . . . . . . . . . . . . . . . . . . . . . . . . .  82
Section 3.21. ASSUMPTION OR TERMINATION OF SELLING AND SERVICING CONTRACTS
              BY TRUSTEE.  . . . . . . . . . . . . . . . . . . . . . . . . .  82

                                      ARTICLE IV

               PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES

Section 4.01. MORTGAGE TRUST DISTRIBUTIONS . . . . . . . . . . . . . . . . .  82
Section 4.02. STATEMENTS TO MORTGAGE TRUST CERTIFICATEHOLDERS. . . . . . . .  83
Section 4.03. ADVANCES BY THE MASTER SERVICER; DISTRIBUTION REPORTS TO THE
              TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
Section 4.04. NONRECOVERABLE ADVANCES. . . . . . . . . . . . . . . . . . . .  85
Section 4.05. FIRST LEVEL CERTIFICATE TRUST DISTRIBUTIONS. . . . . . . . . .  86
Section 4.06. STATEMENTS TO FIRST LEVEL CERTIFICATE TRUST CERTIFICATEHOLDERS  87
Section 4.07. CERTIFICATE TRUST DISTRIBUTIONS. . . . . . . . . . . . . . . .  88
Section 4.08. STATEMENTS TO CERTIFICATE TRUST CERTIFICATEHOLDERS . . . . . .  88

                                      ARTICLE V

                                THE CERTIFICATES

Section 5.01. THE CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . .  90
Section 5.02. CERTIFICATES ISSUABLE IN CLASSES; DISTRIBUTIONS OF PRINCIPAL
              AND AUTHORIZED DENOMINATIONS  . . . . . . . . . . . . . . . .   95
Section 5.03. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. . . . .  95
Section 5.04. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. . . . . . .  96
Section 5.05. PERSONS DEEMED OWNERS. . . . . . . . . . . . . . . . . . . . .  96
Section 5.06. TEMPORARY CERTIFICATES . . . . . . . . . . . . . . . . . . . .  96
Section 5.07. BOOK-ENTRY FOR BOOK-ENTRY CERTIFICATES.. . . . . . . . . . . .  97
Section 5.08. NOTICES TO CLEARING AGENCY . . . . . . . . . . . . . . . . . .  98
Section 5.09. DEFINITIVE CERTIFICATES. . . . . . . . . . . . . . . . . . . .  98
Section 5.10. OFFICE FOR TRANSFER OF CERTIFICATES. . . . . . . . . . . . . .  98

                                     ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01. LIABILITY OF THE COMPANY AND THE MASTER SERVICER . . . . . . .  99
Section 6.02. MERGER OR CONSOLIDATION OF THE COMPANY OR THE MASTER SERVICER.  99
Section 6.03. LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER SERVICER
              AND OTHERS . . . . . . . . . . . . . . . . . . . . . . . . . .  99
Section 6.04. THE COMPANY AND MASTER SERVICER NOT TO RESIGN. . . . . . . . . 100

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                                     ARTICLE VII

                                      DEFAULT

Section 7.01. EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . . 100
Section 7.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR . . . . . . . . . . . 103
Section 7.03. NOTIFICATION TO CERTIFICATEHOLDERS . . . . . . . . . . . . . . 103

                                      ARTICLE VIII

                                 CONCERNING THE TRUSTEE

Section 8.01. DUTIES OF TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . 103
Section 8.02. CERTAIN MATTERS AFFECTING THE TRUSTEE. . . . . . . . . . . . . 104
Section 8.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. . . . . 105
Section 8.04. TRUSTEE MAY OWN CERTIFICATES . . . . . . . . . . . . . . . . . 106
Section 8.05. THE MASTER SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES . . . . 106
Section 8.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE . . . . . . . . . . . . . 106
Section 8.07. RESIGNATION AND REMOVAL OF TRUSTEE . . . . . . . . . . . . . . 106
Section 8.08. SUCCESSOR TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . 107
Section 8.09. MERGER OR CONSOLIDATION OF TRUSTEE . . . . . . . . . . . . . . 107
Section 8.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. . . . . . . . . 108
Section 8.11. AUTHENTICATING AGENTS. . . . . . . . . . . . . . . . . . . . . 109
Section 8.12. PAYING AGENTS. . . . . . . . . . . . . . . . . . . . . . . . . 109

                                   ARTICLE IX

                                   TERMINATION

Section 9.01. TERMINATION UPON REPURCHASE BY THE COMPANY OR LIQUIDATION OF ALL
              LOANS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110
Section 9.02. ADDITIONAL TERMINATION REQUIREMENTS. . . . . . . . . . . . . . 112
Section 9.03. TRUSTS IRREVOCABLE . . . . . . . . . . . . . . . . . . . . . . 112

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01. AMENDMENT . . . . . . . . . . . . . . . . . . . . . . . . . . 113
Section 10.02. RECORDATION OF AGREEMENT. . . . . . . . . . . . . . . . . . . 113
Section 10.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. . . . . . . . . . 114
Section 10.04. ACCESS TO LIST OF CERTIFICATEHOLDERS. . . . . . . . . . . . . 115
Section 10.05. GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . 115
Section 10.06. NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . 115
Section 10.07. SEVERABILITY OF PROVISIONS. . . . . . . . . . . . . . . . . . 116
Section 10.08. COUNTERPART SIGNATURES. . . . . . . . . . . . . . . . . . . . 116
Section 10.09. BENEFITS OF AGREEMENT . . . . . . . . . . . . . . . . . . . . 116
Section 10.10. NOTICES AND COPIES TO RATING AGENCY . . . . . . . . . . . . . 116

                                          ix
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                                        EXHIBITS

Exhibit A --     Forms of Certificate Trust Certificates
Exhibit B --     Forms of Residual Certificates
Exhibit C --     Forms of First Level Certificate Trust Certificates
Exhibit D --     Schedule of Mortgage Loans
Exhibit E --     Form of Selling and Servicing Contract
Exhibit F --     Form of Transferor Certificate for Class B-4, Class B-5 and
                 Class B-6 Certificates
Exhibit G --     Form of Transferee's Certificate for Class B-4, Class B-5 and
                 Class B-6 Certificates
Exhibit H --     Form of Additional Matter Incorporated into the Form of the
                 Mortgage Trust Certificates
Exhibit I --     Form of Transferor Certificate
Exhibit J --     Form of Transferee Affidavit and Agreement
Exhibit K --     Form of Additional Matter Incorporated into the Form of the
                 First Level Certificate Trust Certificates
Exhibit L --     Form of Rule 144A Investment Representation
Exhibit M --     Form of Trustee's Certificate of Review of Mortgage Loans
Exhibit N --     Schedule of Certain Mortgage Loans With Group Primary
                 Insurance Policies
Exhibit O --     Forms of Mortgage Trust Certificates
Exhibit P --     Form of Additional Matter Incorporated into the Form of the
                 Certificate Trust Certificates

                                     x
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  This Pooling and Servicing Agreement, dated and effective as of June 1,
1997 (this "Agreement"), is executed between PNC Mortgage Securities Corp., as Depositor and Master Servicer (the "Company"), and First Bank National Association, as Trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in Article I hereof.

                              PRELIMINARY STATEMENT

  The Company at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Mortgage Trust Fund. On the Closing Date, the Company will acquire the Mortgage Trust Certificates and the Class R-1 Certificates from the Mortgage Trust Fund as consideration for its transfer to the Mortgage Trust Fund of the Mortgage Loans and certain other assets and will be the owner of the Mortgage Trust Certificates and the Class R-1 Certificates, will acquire the First Level Certificate Trust Certificates and the Class R-2 Certificates from the First Level Certificate Trust Fund as consideration for its transfer to the First Level Certificate Trust Fund of the Mortgage Trust Certificates and will be the owner of the First Level Certificate Trust Certificates and the Class R-2 Certificates, and will acquire the Certificate Trust Certificates and the Class R Certificates from the Certificate Trust Fund as consideration for its transfer to the Certificate Trust Fund of the First Level Certificate Trust Certificates and will be the owner of the Certificate Trust Certificates and the Class R Certificates. The Company has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the issuance to the Company of the Mortgage Trust Certificates and Class R-1 Certificates representing in the aggregate the entire beneficial ownership of the Mortgage Trust Fund, the conveyance to the Trustee by the Company of the Mortgage Trust Certificates and the issuance to the Company of the First Level Certificate Trust Certificates and Class R-2 Certificates representing in the aggregate the entire beneficial interest in the First Level Certificate Trust Fund, and the conveyance to the Trustee by the Company of the First Level Certificate Trust Certificates and the issuance to the Company of the Certificate Trust Certificates and Class R Certificates representing in the aggregate the entire beneficial interest in the Certificate Trust Fund. All covenants and agreements made by the Company and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Mortgage Trust Fund are for the benefit of the Holders from time to time of the Mortgage Trust Certificates and the Class R-1 Certificates. All covenants and agreements made by the Company and the Trustee herein with respect to the Mortgage Trust Certificates and the other property constituting the First Level Certificate Trust Fund are for the benefit of the Holders from time to time of the First Level Certificate Trust Certificates and the Class R-2 Certificates. All covenants and agreements made by the Company and the Trustee herein with respect to the First Level Certificate Trust Certificates and the other property constituting the Certificate Trust Fund are for the benefit of the Holders from time to time of the Certificate Trust Certificates and the Class R Certificates. The Company is entering into this Agreement, and the Trustee is accepting the three separate trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

  The Residual Certificates and the Certificate Trust Certificates issued hereunder, other than the Class B-4, Class B-5 and Class B-6 Certificates, have been offered for sale pursuant to a Prospectus, dated November 21, 1996, and a Prospectus Supplement, dated June 23, 1997, of the Company (together, the "Prospectus"). The Class B-4, Class B-5 and Class B-6 Certificates have been offered for sale pursuant to a Private Placement Memorandum, dated June 27, 1997. The Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund created hereunder are intended to be the "Mortgage Trust," the "First Level Certificate Trust" and the "Certificate Trust," respectively, as described in the Prospectus and the Private Placement Memorandum and the Certificate Trust Certificates and the Residual Certificates are intended to be the "Certificates" described therein. The following tables set forth the designation, type of interest, initial Remittance Rate, initial Class Principal Balance and last scheduled

Distribution Date for each Class of Certificates comprising the interests in the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund created hereunder:


                             MORTGAGE TRUST FUND

                                           INITIAL CLASS
                   TYPE OF   REMITTANCE       PRINCIPAL      LAST SCHEDULED
DESIGNATION       INTEREST     RATE(1)         BALANCE      DISTRIBUTION DATE*
 Class Y-1         Regular     7.000%        $323,376.30     July 25, 2027
 Class Y-2         Regular     7.500%       1,137,608.95     July 25, 2027
 Class Z-1         Regular     7.000%      63,755,991.39     July 25, 2027
 Class Z-2         Regular     7.500%     224,847,672.81     July 25, 2027
 Class IP-M        Regular       (2)          595,842.00     July 25, 2027
 Class IX-M        Regular     7.000%(3)            0.00     July 25, 2027
 Class IIP-M       Regular       (2)        1,536,545.73     July 25, 2027
 Class IIX-M       Regular     7.500%(3)            0.00     July 25, 2027
 Class R-1+        Residual    7.000%              50.00     July 25, 2027

_________________

* The Distribution Date in the month after the maturity date for the latest maturing Mortgage Loan in the Mortgage Pool (the "latest possible maturity date" for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations).

+ The Class R-1 Certificates are entitled to receive the applicable Residual Distribution Amount and Excess Liquidation Proceeds.

(1) Interest distributed to the Mortgage Trust Certificates and Class R-1 Certificates on each Distribution Date will have accrued during the Prior Period at the applicable per annum Remittance Rate, except for the Class IP-M and Class IIP-M Certificates which will not be entitled to distributions of interest.

(2) The Class IP-M and Class IIP-M Certificates will not have a Remittance Rate and will not be entitled to distributions of interest.

(3) The Remittance Rate on the Class IX-M and Class IIX-M Certificates will be 7.000% and 7.500% per annum, respectively. The Class IX-M and Class IIX-M Certificates will accrue interest on the Class IX Notional Amount and Class IIX Notional Amount, respectively. The Class IX Notional Amount and Class IIX Notional Amount as of the Cut-Off Date will be approximately $2,071,948 and $6,552,790, respectively. The Class IX-M and Class IIX-M Certificates will not be entitled to distributions of principal.

     As provided herein, with respect to the Mortgage Trust Fund, the Company will cause an election to be made on behalf of the Mortgage Trust Fund to be treated for federal income tax purposes as a REMIC. The Class Y-1, Class Y-2, Class Z-1, Class Z-2, Class IP-M, Class IX-M, Class IIP-M and Class IIX-M Certificates will be designated "regular interests" in the Mortgage Trust Fund and the Class R-1 Certificates will be designated the sole class of "residual interests" in the Mortgage Trust Fund, for purposes of the REMIC Provisions.

                        FIRST LEVEL CERTIFICATE TRUST FUND

                                            INITIAL CLASS
                   TYPE OF   REMITTANCE       PRINCIPAL      LAST SCHEDULED
DESIGNATION       INTEREST     RATE(1)         BALANCE      DISTRIBUTION DATE*

 Class IPP1-L    Regular      7.000%      $38,992,477.00     July 25, 2027
 Class IPP2-L    Regular      7.000%        4,392,000.00     July 25, 2027
 Class IPP3-L    Regular      7.000%        6,068,000.00     July 25, 2027
 Class IPP4-L    Regular      7.000%       12,363,156.00     July 25, 2027
 Class IP-L      Regular      (2)             595,842.00     July 25, 2027
 Class IX-L      Regular      7.000%(3)             0.00     July 25, 2027
 Class IIPP1-L   Regular      7.500%       91,000,000.00     July 25, 2027
 Class IIPP2-L   Regular      7.500%       21,485,000.00     July 25, 2027
 Class IIPP3-L   Regular      7.500%       43,604,403.00     July 25, 2027
 Class IIPP4-L   Regular      7.250%       53,085,098.00     July 25, 2027
 Class IIPP5-L   Regular      9.000%        8,847,516.00     July 25, 2027
 Class IIP-L     Regular      (2)           1,536,545.73     July 25, 2027
 Class IIX-L     Regular      7.500%(3)             0.00     July 25, 2027
 Class B1-L      Regular      (4)           3,652,463.00     July 25, 2027
 Class B2-L      Regular      (4)           2,483,675.00     July 25, 2027
 Class B3-L      Regular      (4)           1,607,083.00     July 25, 2027
 Class B4-L      Regular      (4)           1,168,788.00     July 25, 2027
 Class B5-L      Regular      (4)             438,295.00     July 25, 2027
 Class B6-L      Regular      (4)             876,595.45     July 25, 2027
 Class R-L       Regular      7.000%               50.00     July 25, 2027
 Class R-2+      Residual     7.000%               50.00     July 25, 2027

_________________

* The Distribution Date in the month after the maturity date for the latest maturing Mortgage Loan in the Mortgage Pool (the "latest possible maturity date" for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations).

+ The Class R-2 Certificates are entitled to receive the applicable Residual Distribution Amount.

(1) Interest distributed to the First Level Certificate Trust Certificates and Class R-2 Certificates on each Distribution Date will have accrued during the Prior Period at the applicable per annum Remittance Rate, except for the Class IP-L and Class IIP-L Certificates which will not be entitled to distributions of interest.

(2) The Class IP-L and Class IIP-L Certificates will not have a Remittance Rate and will not be entitled to distributions of interest.

(3) The Remittance Rate on the Class IX-L and Class IIX-L Certificates will be 7.000% and 7.500% per annum, respectively. The Class IX-L and Class IIX-L Certificates will accrue interest on the Class IX Notional Amount and Class IIX Notional Amount, respectively. The Class IX Notional Amount and Class IIX Notional Amount as of the Cut-Off Date will be approximately $2,071,948 and $6,552,790, respectively. The Class IX-L and Class IIX-L Certificates will not be entitled to distributions of principal.

(4) The Remittance Rate on the Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L and Class B6-L Certificates will equal the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 7.000% and (y) the Group I Subordinate Amount and (ii) the product of (x) 7.500% and (y) the Group II Subordinate Amount over (b) the sum of the Group I Subordinate Amount and the Group II Subordinate Amount. The initial Remittance Rate on the Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L and
     Class B6-L Certificates will be approximately 7.389% per annum.

     As provided herein, with respect to the First Level Certificate Trust Fund, the Company will cause an election to be made on behalf of the First Level Certificate Trust Fund to be treated for federal income tax purposes as a REMIC. The First Level Certificate Trust Certificates (other than the Class R-2 Certificates) will be designated "regular interests" in the First Level Certificate Trust Fund and the Class R-2 Certificates will be designated the sole class of "residual interests" in the First Level Certificate Trust Fund, for purposes of the REMIC Provisions.


                            CERTIFICATE TRUST FUND

                                            INITIAL CLASS
                   TYPE OF   REMITTANCE       PRINCIPAL      LAST SCHEDULED
DESIGNATION       INTEREST     RATE(1)         BALANCE      DISTRIBUTION DATE*

 Class IPP-1         Regular    7.000%      $38,992,477.00   July 25, 2027
 Class IPP-2         Regular    7.000%        4,392,000.00   July 25, 2027
 Class IPP-3         Regular    7.000%        6,068,000.00   July 25, 2027
 Class IPP-4         Regular    7.000%       12,363,156.00   July 25, 2027
 Class IP            Regular      (2)           595,842.00   July 25, 2027
 Class IX            Regular    7.000%(3)             0.00   July 25, 2027
 Class IIPP-1        Regular    7.500%       91,000,000.00   July 25, 2027
 Class IIPP-2        Regular    7.500%       21,485,000.00   July 25, 2027
 Class IIPP-3        Regular    7.250%       43,604,403.00   July 25, 2027
 Class IIPP-4        Regular    7.250%       53,085,098.00   July 25, 2027
 Class IIPP-5        Regular    9.000%        8,847,516.00   July 25, 2027
 Class IIPP-6        Regular    7.500%(4)             0.00   July 25, 2027
 Class IIP           Regular      (2)         1,536,545.73   July 25, 2027
 Class IIX           Regular    7.500%(3)             0.00   July 25, 2027
 Class B-1           Regular      (5)         3,652,463.00   July 25, 2027
 Class B-2           Regular      (5)         2,483,675.00   July 25, 2027
 Class B-3           Regular      (5)         1,607,083.00   July 25, 2027
 Class B-4           Regular      (5)         1,168,788.00   July 25, 2027
 Class B-5           Regular      (5)           438,295.00   July 25, 2027
 Class B-6           Regular      (5)           876,595.45   July 25, 2027
 Class R+           Residual      7.000%             50.00   July 25, 2027

_________________

* The Distribution Date in the month after the maturity date for the latest maturing Mortgage Loan in the Mortgage Pool (the "latest possible maturity date" for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations).

+ The Class R Certificates are entitled to receive the applicable Residual Distribution Amount.

(1) Interest distributed to the Certificate Trust Certificates and Class R Certificates on each Distribution Date will have accrued during the Prior Period at the applicable per annum Remittance Rate, except for the Class IP and Class IIP Certificates which will not be entitled to distributions of interest.

(2) The Class IP and Class IIP Certificates will not have a Remittance Rate and will not be entitled to distributions of interest.

(3) The Remittance Rate on the Class IX and Class IIX Certificates will be 7.000% and 7.500% per annum, respectively. The Class IX and Class IIX Certificates will accrue interest on the Class IX Notional Amount and Class IIX Notional Amount, respectively. The Class IX Notional Amount and Class IIX Notional Amount as of the Cut-Off Date will be approximately $2,071,948 and $6,552,790, respectively. The Class IX and Class IIX Certificates will not be entitled to distributions of principal.

(4) The Remittance Rate on the Class IIPP-6 Certificates will be 7.500% per annum. The Class IIPP-6 Certificates will accrue interest on the Class IIPP-6 Notional Amount. The Class IIPP-6 Notional Amount with respect to any Distribution Date will equal 3.33333333% (precisely 1/30) of the Class IIPP-3 Principal Balance as of that Distribution Date. The Class IIPP-6 Notional Amount as of the Cut-Off Date will be approximately $1,453,480. The Class IIPP-6 Certificates will not be entitled to distributions of principal.

(5) The Remittance Rate on the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will equal the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 7.000% and (y) the Group I Subordinate Amount and (ii) the product of (x) 7.500% and (y) the Group II Subordinate Amount over (b) the sum of the Group I Subordinate Amount and the Group II Subordinate Amount. The initial Remittance Rate on the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be approximately 7.389% per annum.

     As provided herein, with respect to the Certificate Trust Fund, the Company will cause an election to be made on behalf of the Certificate Trust Fund to be treated for federal income tax purposes as a REMIC. The Certificate Trust Certificates (other than the Class R Certificates) will be designated "regular interests" in the Certificate Trust Fund and the Class R Certificates will be designated the sole class of "residual interests" in the Certificate Trust Fund, for purposes of the REMIC Provisions. As of the Cut-Off Date, the Mortgage Loans will have an aggregate Principal Balance of $292,197,087.18, the Mortgage Trust Certificates and the Class R-1 Certificates will have an Aggregate Certificate Principal Balance of $292,197,087.18, the First Level Certificate Trust Certificates and the Class R-2 Certificates will have an Aggregate Certificate Principal Balance of $292,197,037.18, and the Certificate Trust Certificates and the Class R Certificates will have an Aggregate Certificate Principal Balance of $292,196,987.18.

                                   WITNESSETH:

     WHEREAS, the Company is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

     WHEREAS, the Company is the owner of the Mortgage Loans identified in the Mortgage Loan Schedule hereto having unpaid Principal Balances on the Cut-Off Date as stated therein;

     WHEREAS, the Company has been duly authorized to create a trust (the "Mortgage Trust") to (i) hold the Mortgage Trust Fund, consisting of the Mortgage Loans and certain other property and (ii) sell undivided beneficial ownership interests in such Mortgage Trust and to do so is selling the Mortgage Trust Certificates and Class R-1 Certificates issued hereunder as hereinafter provided;

     WHEREAS, the Company has been duly authorized to create a trust (the "First Level Certificate Trust") to (i) hold the First Level Certificate Trust Fund consisting of the Mortgage Trust Certificates and (ii) sell undivided beneficial ownership interests in such First Level Certificate Trust and to do so is selling the First Level Certificate Trust Certificates and Class R-2 Certificates issued hereunder as hereinafter provided;

     WHEREAS, the Company has been duly authorized to create a trust (the "Certificate Trust") to (i) hold the Certificate Trust Fund consisting of the First Level Certificate Trust Certificates and (ii) sell undivided beneficial ownership interests in such Certificate Trust and to do so is selling the Certificate Trust Certificates and Class R Certificates issued hereunder as hereinafter provided; and

     WHEREAS, the Trustee is a national banking association duly organized and existing under the laws of the United States and has full power and authority to enter into this Agreement.

     NOW, THEREFORE, in order to declare the terms and conditions upon which the Certificates are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Certificates by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Certificates, as follows:

                                    ARTICLE I

     Section 1.01.  DEFINITIONS.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     AGGREGATE CERTIFICATE PRINCIPAL BALANCE: At any given time, (a) the sum of the then current Class Principal Balances of the Certificate Trust Certificates and Class R Certificates, (b) the sum of the then current Class Principal Balances of the First Level Certificate Trust Certificates and Class R-2 Certificates or (c) the sum of the then current Class Principal Balances of the Mortgage Trust Certificates and Class R-1 Certificates, as applicable.

     APPRAISED VALUE: The amount set forth in an appraisal made by or for the mortgage originator in connection with its origination of each Mortgage Loan.

     AUTHENTICATING AGENT: Any authenticating agent appointed by the Trustee pursuant to Section 8.11.

     AUTHORIZED DENOMINATION: With respect to the Certificates (except the Residual, Class IPP-2, Class IPP-3, Class IIPP-2, Class IIPP-6, Class IX, Class IIX and Class R-L Certificates), an initial Certificate Principal Balance equal to $25,000 and integral multiples of $1 in excess thereof, except that one Certificate of each such Class may be issued in a different amount that is not a multiple of $1. With respect to each of the Residual Certificates, one Certificate with a Percentage Interest equal to 0.01% and one Certificate with a Percentage Interest equal to 99.99%. With respect to the Class IPP-2, Class IPP-3 and Class IIPP-2 Certificates, an initial Certificate Principal Balance equal to $1,000 and integral multiples of $1 in excess thereof. With respect to the Class IIPP-6, Class IX and Class IIX Certificates, a Class Notional Amount as of the Cut-Off Date equal to $100,000 and integral multiples of $1 in excess thereof, except that one Certificate of each such Class may be issued in a different amount. With respect to the Class R-L Certificates, one Certificate with an initial Certificate Principal Balance equal to $50.

     BANKRUPTCY COVERAGE: The Bankruptcy Coverage Initial Amount less (a) any scheduled or permissible reduction in the amount of Bankruptcy Coverage pursuant to this definition and (b) Bankruptcy Losses allocated to the Certificates. Bankruptcy Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency.

     BANKRUPTCY COVERAGE INITIAL AMOUNT: $107,600.

     BANKRUPTCY LOSS: A loss on a Mortgage Loan arising out of (i) a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a case under the United States Bankruptcy Code, other than any such reduction that arises out of clause (ii) of this definition of "Bankruptcy Loss," including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) with respect to any Mortgage Loan, a valuation, by a court of competent jurisdiction in a case under such Bankruptcy Code, of the related Mortgaged Property in an amount less than the then outstanding Principal Balance of such Mortgage Loan.

     BENEFICIAL HOLDER: A Person holding a beneficial interest in any Book-Entry Certificate as or through a DTC Participant or an Indirect DTC Participant or a Person holding a beneficial interest in any Definitive Certificate.

     BOOK-ENTRY CERTIFICATES: The Class A Certificates that are Certificate Trust Certificates, beneficial ownership and transfers of which shall be made through book entries as described in Section 5.07.

     BUSINESS DAY: Any day other than a Saturday, a Sunday, or a day on which banking institutions in Chicago, Illinois or New York, New York are authorized or obligated by law or executive order to be closed.

     BUYDOWN AGREEMENT: An agreement between a Person and a Mortgagor pursuant to which such Person has provided a Buydown Fund.

     BUYDOWN FUND: A fund provided by the originator of a Mortgage Loan or another Person with respect to a Buydown Loan which provides an amount sufficient to subsidize regularly scheduled principal and interest payments due on such Buydown Loan for a period. Buydown Funds may be (i) funded at the par values of future payment subsidies, or (ii) funded in an amount less than the par values of future payment subsidies, and determined by discounting such par values in accordance with interest accruing on such amounts, in which event they will be deposited in an account bearing interest. Buydown Funds may be held in a separate Buydown Fund Account or may be held in a Custodial Account for P&I or a Custodial Account for Reserves and monitored by a Servicer.

     BUYDOWN FUND ACCOUNT: A separate account or accounts created and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Such account or accounts may be non-interest bearing or may bear interest. In the event that a Buydown Fund Account is established pursuant to clause (b) of the preceding sentence, amounts held in such Buydown Fund Account shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Buydown Fund Account may be established.

     BUYDOWN LOAN: A Mortgage Loan for which the Mortgage Interest Rate has been subsidized through a Buydown Fund provided at the time of origination of such Mortgage Loan.

     CERTIFICATE: Any one of the Mortgage Trust Certificates, the Class R-1 Certificates, the First Level Certificate Trust Certificates, the Class R-2 Certificates, the Certificate Trust Certificates or the Class R Certificates, issued pursuant to this Agreement, executed by the Trustee and authenticated by or on behalf of the Trustee hereunder in substantially one of the forms set forth in Exhibits A, B, C and O hereto. The additional matter appearing in Exhibit P shall be deemed incorporated into Exhibit A and the form of the Class R Certificates as though set forth at the end of Exhibit A and the appropriate portion of Exhibit B, as applicable, the additional matter appearing in Exhibit K shall be deemed incorporated into Exhibit C and the form of the Class R-2 Certificates as though set forth at the end of Exhibit C and the appropriate portion of Exhibit B, as applicable, and the additional matter appearing in Exhibit H shall be deemed incorporated into Exhibit O and the form of the Class R-1 Certificates as though set forth at the end of Exhibit O and the appropriate portion of Exhibit B, as applicable.

     CERTIFICATE ACCOUNT: The separate trust account created and maintained with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agency which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.04, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agency. Funds in the Certificate Account in respect of the Mortgage Loans in Loan Group I and the Mortgage Loans in Loan Group II and amounts withdrawn from the Certificate Account attributable to each of such Loan Groups shall be accounted for separately. Funds in the Certificate Account may be invested in Eligible Investments and reinvestment earnings thereon (net of investment losses and Payoff Earnings applied to Compensating Interest) shall be paid to the Master Servicer as additional servicing compensation, in the same manner and subject to the same terms and conditions that apply to the Investment Account under this Agreement. Funds deposited in the Certificate Account (exclusive of the Master Servicing Fee) shall be held in trust for the Certificateholders and for the uses and purposes set forth in Section 3.04, Section 3.05, Section 4.01, Section 4.05 and Section 4.07.

     CERTIFICATE PRINCIPAL BALANCE: For each Certificate of any Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

     CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed, respectively, pursuant to Section 5.03.

     CERTIFICATE TRUST AVAILABLE DISTRIBUTION AMOUNT: With respect to any Distribution Date, the aggregate of all distributions with respect to the First Level Certificate Trust Certificates.

     CERTIFICATE TRUST CERTIFICATE DISTRIBUTION AMOUNT: For any Distribution Date, the Certificate Trust Available Distribution Amount shall be distributed to the Certificate Trust Certificates and Class R Certificates in the following amounts and priority:

           (i) (A) to each Class of Certificate Trust Certificates, other than the Class IIPP-3 and Class IIPP-6 Certificates, the amounts distributed to its Corresponding Class on such Distribution Date, (B) to the Class IIPP-3 Certificates, the amount distributed to the Class IIPP3-L Certificates as principal on such Distribution Date and (C) to the Class IIPP-3 and Class IIPP-6 Certificates, concurrently, the amount distributed as interest to the Class IIPP3-L Certificates on such Distribution Date, as follows: (x) to the Class IIPP-3 Certificates, an amount equal to the product of 1/12th of the Class IIPP-3 Remittance Rate and the Class IIPP-3 Principal Balance on such Distribution Date before allocating Realized Losses and giving effect to distributions of interest and principal, in each case for such Distribution Date and (y) to the Class IIPP-6 Certificates, the product of 1/12th of the Class IIPP-6 Remittance Rate and the Class IIPP-6 Notional Amount, in the case of each of clause (A), (B) and (C) above, pursuant to the definition of "First Level Certificate Trust Certificate Distribution Amount"; and

          (ii) to the Class R Certificates, the sum of (a) the amounts distributed to its Corresponding Class on such Distribution Date, and (b) the applicable Residual Distribution Amount, if any.

     In each case where a distribution is required to be made concurrently to two Classes of Certificate Trust Certificates pursuant to the preceding sentence, if the portion of the First Level Certificate Trust Certificate Distribution Amount from which such distribution is required to be made is insufficient to make such distribution in full to both Classes of Certificate Trust Certificates, such distribution shall be allocated between the two Classes of Certificate Trust Certificates pro rata according to the respective amounts to which they are otherwise entitled from such distribution.

     CERTIFICATE TRUST CERTIFICATES: The Class IPP-1, Class IPP-2, Class IPP-3, Class IPP-4, Class IIPP-1, Class IIPP-2, Class IIPP-3, Class IIPP-4, Class IIPP-5, Class IIPP-6, Class IP, Class IIP, Class IX, Class IIX, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates issued pursuant to this Agreement.

     CERTIFICATE TRUST FUND: The Certificate Trust Fund created pursuant to
Section 2.04 of this Agreement. The Certificate Trust Fund consists of the First Level Certificate Trust Certificates to be held by the Trustee for the benefit of the Holders from time to time of the Certificate Trust
Certificates and the Class R Certificates hereunder.

     CERTIFICATEHOLDER OR HOLDER: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Percentage Interests necessary to effect any such consent has been obtained; provided, that the Trustee may conclusively rely upon an Officer's Certificate to determine whether any Person is an affiliate of the Company or the Master Servicer.

     CLASS: All Mortgage Trust Certificates or the Class R-1 Certificates having the same priority and rights to payments on the Mortgage Loans from the Mortgage Trust Available Distribution Amount, all First Level Certificate Trust Certificates or the Class R-2 Certificates having the same priority and rights to payment from distributions on the Mortgage Trust Certificates and all Certificate Trust Certificates or the Class R Certificates having the same priority and rights to payment from distributions on the First Level Certificate Trust Certificates, as applicable, which Certificates, as applicable, shall be designated as a separate Class, as set forth in the applicable forms of Certificates attached hereto as Exhibits A, B, C and O. Each Class of Mortgage Trust Certificates and the Class R-1 Certificates shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "Mortgage Trust Certificate Distribution Amount" only to the extent of the Mortgage Trust Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "Mortgage Trust Certificate Distribution Amount," each Class of First Level Certificate Trust Certificates and the Class R-2 Certificates shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "First Level Certificate Trust Certificate Distribution Amount" only to the extent of the First Level Certificate Trust Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "First Level Certificate Trust Certificate Distribution Amount" and each Class of Certificate Trust Certificates and the Class R Certificates shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "Certificate Trust Certificate Distribution Amount" only to the extent of the Certificate Trust Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "Certificate Trust Certificate Distribution Amount."

     CLASS A CERTIFICATES: With respect to the First Level Certificate Trust Certificates, the Group IA and Group IIA Certificates, collectively or as applicable, and with respect to the Certificate Trust Certificates, the Class IPP-1, Class IPP-2, Class IPP-3, Class IPP-4, Class IIPP-1, Class IIPP-2, Class IIPP-3, Class IIPP-4 and Class IIPP-5 Certificates, collectively.

     CLASS B CERTIFICATES: The Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L and Class B6-L Certificates, collectively.

     CLASS B LOAN GROUP COMPONENT BALANCE: At any time for any Loan Group, the then outstanding aggregate Principal Balance of the Mortgage Loans in such Loan Group minus the then outstanding aggregate Class Principal Balance of the Group I and Residual Certificates, for Loan Group I, or Group II Certificates, for Loan Group II.

     CLASS B PERCENTAGE: At any time, the sum of the Class Principal Balances of the Class B Certificates divided by the then outstanding aggregate Principal Balance of the Mortgage Loans.

     CLASS B-1 CERTIFICATES: The Certificates designated as "Class B-1" on the face thereof in substantially the form attached hereto as Exhibit A-15. The Class B-1 Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B-2 CERTIFICATES: The Certificates designated as "Class B-2" on the face thereof in substantially the form attached hereto as Exhibit A-16. The Class B-2 Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B-3 CERTIFICATES: The Certificates designated as "Class B-3" on the face thereof in substantially the form attached hereto as Exhibit A-17. The Class B-3 Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B-4 CERTIFICATES: The Certificates designated as "Class B-4" on the face thereof in substantially the form attached hereto as Exhibit A-18. The Class B-4 Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B-5 CERTIFICATES: The Certificates designated as "Class B-5" on the face thereof in substantially the form attached hereto as Exhibit A-19. The Class B-5 Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B-6 CERTIFICATES: The Certificates designated as "Class B-6" on the face thereof in substantially the form attached hereto as Exhibit A-20. The Class B-6 Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B1-L CERTIFICATES: The Certificates designated as "Class B1-L" on the face thereof in substantially the form attached hereto as Exhibit C-14. The Class B1-L Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B2-L CERTIFICATES: The Certificates designated as "Class B2-L" on the face thereof in substantially the form attached hereto as Exhibit C-15. The Class B2-L Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B3-L CERTIFICATES: The Certificates designated as "Class B3-L" on the face thereof in substantially the form attached hereto as Exhibit C-16. The Class B3-L Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B4-L CERTIFICATES: The Certificates designated as "Class B4-L" on the face thereof in substantially the form attached hereto as Exhibit C-17. The Class B4-L Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B5-L CERTIFICATES: The Certificates designated as "Class B5-L" on the face thereof in substantially the form attached hereto as Exhibit C-18. The Class B5-L Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS B6-L CERTIFICATES: The Certificates designated as "Class B6-L" on the face thereof in substantially the form attached hereto as Exhibit C-19. The Class B6-L Certificates shall be entitled to receive distributions related to the Mortgage Loans in Loan Group I and Loan Group II.

     CLASS IIP CERTIFICATES: The Certificates designated as "Class IIP" on the face thereof in substantially the form attached hereto as Exhibit A-13. Except as otherwise described herein, the Class IIP Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIP FRACTION: For each Class IIP Mortgage Loan, a fraction, the numerator of which is 7.500% less the Pass-Through Rate on such Class IIP Mortgage Loan and the denominator of which is 7.500%.

     CLASS IIP MORTGAGE LOAN: Any Group II Loan with a Pass-Through Rate of less than 7.500% per annum.

     CLASS IIP-L CERTIFICATES: The Certificates designated as "Class IIP-L" on the face thereof in substantially the form attached hereto as Exhibit C-12. Except as otherwise described herein, the Class IIP-L Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIP-M CERTIFICATES: The Certificates designated as "Class IIP-M" on the face thereof in substantially the form attached hereto as Exhibit O-7. Except as otherwise described herein, the Class IIP-M Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIPP-1 CERTIFICATES: The Certificates designated as "Class IIPP-1" on the face thereof in substantially the form attached hereto as Exhibit A-7. Except as otherwise described herein, the Class IIPP-1 Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIPP-2 CERTIFICATES: The Certificates designated as "Class IIPP-2" on the face thereof in substantially the form attached hereto as Exhibit A-8. Except as otherwise described herein, the Class IIPP-2 Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIPP-3 CERTIFICATES: The Certificates designated as "Class IIPP-3" on the face thereof in substantially the form attached hereto as Exhibit A-9. Except as otherwise described herein, the Class IIPP-3 Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIPP-3 LIQUIDATION AMOUNT: The aggregate of, for each Group II Loan which became a Liquidated Mortgage Loan during the Prior Period, the lesser of (i) the Class IIPP-3 Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class IIP Fraction thereof, if applicable) and (ii) the Class IIPP-3 Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Class IIPP-3 Prepayment Percentage on any Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.

     CLASS IIPP-3 PERCENTAGE: For any Distribution Date, the lesser of (i) 100% and (ii) the Class IIPP3-L Principal Balance divided by the aggregate Principal Balance of the Mortgage Loans in Loan Group II (less the Class IIP-L Principal Balance), in each case immediately prior to such Distribution Date.

     CLASS IIPP-3 PREPAYMENT PERCENTAGE: For any Distribution Date, the product of (a) the Class IIPP-3 Percentage and (b) the Step Down Percentage.

     CLASS IIPP-3 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (i) the Class IIPP-3 Percentage of the Principal Payment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class IIP-L Certificates pursuant to clause (I)(b)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount,"), (ii) the Class IIPP-3 Prepayment Percentage of the Principal Prepayment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class IIP-L Certificates pursuant to clause (I)(b)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount"), and (iii) the Class IIPP-3 Liquidation Amount.

     CLASS IIPP-4 CERTIFICATES: The Certificates designated as "Class IIPP-4" on the face thereof in substantially the form attached hereto as Exhibit A-10. Except as otherwise described herein, the Class IIPP-4 Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIPP-5 CERTIFICATES: The Certificates designated as "Class IIPP-5" on the face thereof in substantially the form attached hereto as Exhibit A-11. Except as otherwise described herein, the Class IIPP-5 Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIPP-6 CERTIFICATES: The Certificates designated as "Class IIPP-6" on the face thereof in substantially the form attached hereto as Exhibit A-12. Except as otherwise described herein, the Class IIPP-6 Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIPP-6 NOTIONAL AMOUNT: With respect to any Distribution Date, 3.33333333% (precisely 1/30) of the Class IIPP-3 Principal Balance for such Distribution Date prior to giving effect to any distributions thereon or allocation of Realized Losses thereto on such Distribution Date.

     CLASS IIPP1-L CERTIFICATES: The Certificates designated as "Class IIPP1-L" on the face thereof in substantially the form attached hereto as Exhibit C-7. Except as otherwise described herein, the Class IIPP1-L Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIPP2-L CERTIFICATES: The Certificates designated as "Class IIPP2-L" on the face thereof in substantially the form attached hereto as Exhibit C-8. Except as otherwise described herein, the Class IIPP2-L Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIPP3-L CERTIFICATES: The Certificates designated as "Class IIPP3-L" on the face thereof in substantially the form attached hereto as Exhibit C-9. Except as otherwise described herein, the Class IIPP3-L Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIPP4-L CERTIFICATES: The Certificates designated as "Class IIPP4-L" on the face thereof in substantially the form attached hereto as Exhibit C-10. Except as otherwise described herein, the Class IIPP4-L Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIPP5-L CERTIFICATES: The Certificates designated as "Class IIPP5-L" on the face thereof in substantially the form attached hereto as Exhibit C-11. Except as otherwise described herein, the Class IIPP5-L Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIX CERTIFICATES: The Certificates designated as "Class IIX" on the face thereof in substantially the form attached hereto as Exhibit A-14. Except as otherwise described herein, the Class IIX Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIX NOTIONAL AMOUNT:  For any Distribution Date, the product of
(x) the aggregate Principal Balance of the 30-Year Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the 30-Year Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.500%.

     CLASS IIX-L CERTIFICATES: The Certificates designated as "Class IIX-L" on the face thereof in substantially the form attached hereto as Exhibit C-13. Except as otherwise described herein, the Class IIX-L Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IIX-M CERTIFICATES: The Certificates designated as "Class IIX-M" on the face thereof in substantially the form attached hereto as Exhibit O-8. Except as otherwise described herein, the Class IIX-M Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IP CERTIFICATES: The Certificates designated as "Class IP" on the face thereof in substantially the form attached hereto as Exhibit A-5. Except as otherwise described herein, the Class IP Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IP FRACTION: For each Class IP Mortgage Loan, a fraction, the numerator of which is 7.000% less the Pass-Through Rate on such Class IP Mortgage Loan and the denominator of which is 7.000%.

     CLASS IP MORTGAGE LOAN: Any Group I Loan with a Pass-Through Rate of less than 7.000% per annum.

     CLASS IP-L CERTIFICATES: The Certificates designated as "Class IP-L" on the face thereof in substantially the form attached hereto as Exhibit C-5. Except as otherwise described herein, the Class IP-L Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IP-M CERTIFICATES: The Certificates designated as "Class IP-M" on the face thereof in substantially the form attached hereto as Exhibit O-5. Except as otherwise described herein, the Class IP-M Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IPP-1 CERTIFICATES: The Certificates designated as "Class IPP-1" on the face thereof in substantially the form attached hereto as Exhibit A-1. Except as otherwise described herein, the Class IPP-1 Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IPP-2 CERTIFICATES: The Certificates designated as "Class IPP-2" on the face thereof in substantially the form attached hereto as Exhibit A-2. Except as otherwise described herein, the Class IPP-2 Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IPP-3 CERTIFICATES: The Certificates designated as "Class IPP-3" on the face thereof in substantially the form attached hereto as Exhibit A-3. Except as otherwise described herein, the Class IPP-3 Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IPP-4 CERTIFICATES: The Certificates designated as "Class IPP-4" on the face thereof in substantially the form attached hereto as Exhibit A-3. Except as otherwise described herein, the Class IPP-4 Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IPP-4 LIQUIDATION AMOUNT: The aggregate of, for each Group I Loan which became a Liquidated Mortgage Loan during the Prior Period, the lesser of (i) the Class IPP-4 Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class IP Fraction thereof, if applicable) and (ii) the Class IPP-4 Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Class IPP-4 Prepayment Percentage on any Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.

     CLASS IPP-4 PERCENTAGE: For any Distribution Date, the lesser of (i) 100% and (ii) the Class IPP4-L Principal Balance divided by the aggregate Principal Balance of the Mortgage Loans in Loan Group I (less the Class IP-L Principal Balance), in each case immediately prior to such Distribution Date.

     CLASS IPP-4 PREPAYMENT PERCENTAGE: For any Distribution Date, the product of (a) the Class IPP-4 Percentage and (b) the Step Down Percentage.

     CLASS IPP-4 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (i) the Class IPP-4 Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class IP-L Certificates pursuant to clause (I)(a)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount"), (ii) the Class IPP-4 Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class IP-L Certificates pursuant to clause (I)(a)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount"), and (iii) the Class IPP-4 Liquidation Amount.

     CLASS IPP1-L CERTIFICATES: The Certificates designated as "Class IPP1-L" on the face thereof in substantially the form attached hereto as Exhibit C-1. Except as otherwise described herein, the Class IPP1-L Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IPP2-L CERTIFICATES: The Certificates designated as "Class IPP2-L" on the face thereof in substantially the form attached hereto as Exhibit C-2. Except as otherwise described herein, the Class IPP2-L Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IPP3-L CERTIFICATES: The Certificates designated as "Class IPP3-L" on the face thereof in substantially the form attached hereto as Exhibit C-3. Except as otherwise described herein, the Class IPP3-L Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IPP4-L CERTIFICATES: The Certificates designated as "Class IPP4-L" on the face thereof in substantially the form attached hereto as Exhibit C-4. Except as otherwise described herein, the Class IPP4-L Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IX CERTIFICATES: The Certificates designated as "Class IX" on the face thereof in substantially the form attached hereto as Exhibit A-6. Except as otherwise described herein, the Class IX Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IX NOTIONAL AMOUNT: For any Distribution Date, the product of (x) the aggregate Principal Balance of the 15-Year Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the 15-Year Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.000%.

     CLASS IX-L CERTIFICATES: The Certificates designated as "Class IX-L" on the face thereof in substantially the form attached hereto as Exhibit C-6. Except as otherwise described herein, the Class IX-L Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS IX-M CERTIFICATES: The Certificates designated as "Class IX-M" on the face thereof in substantially the form attached hereto as Exhibit O-6. Except as otherwise described herein, the Class IX-M Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS NOTIONAL AMOUNT: With respect to the Class IX, Class IX-L and Class IX-M Certificates, the Class IX Notional Amount, with respect to the Class IIX, Class IIX-L and Class IIX-M Certificates, the Class IIX Notional Amount, and with respect to the Class IIPP-6 Certificates, the Class IIPP-6 Notional Amount, as applicable.

     CLASS P CERTIFICATES: The Class IP-L or Class IIP-L Certificates, as applicable.

     CLASS P FRACTION: The Class IP Fraction with respect to the Class IP Mortgage Loans or the Class IIP Fraction with respect to the Class IIP Mortgage Loans, as applicable.

     CLASS P MORTGAGE LOANS: The Class IP Mortgage Loans or the Class IIP Mortgage Loans, as applicable.

     CLASS P-M CERTIFICATES: The Class IP-M or Class IIP-M Certificates, as applicable.

     CLASS PRINCIPAL BALANCE: For any Class of Certificates, the applicable Initial Class Principal Balance therefor set forth in the Preliminary Statement hereto, corresponding to the rights of such Class in payments of principal due to be passed through to Certificateholders from principal payments on the Mortgage Loans, First Certificate Trust Certificates or Mortgage Trust Certificates, as applicable, as reduced from time to time by
(x) distributions of principal to Certificateholders of such Class and (y) the portion of Realized Losses allocated to the Class Principal Balance of such Class pursuant to the definition of "Realized Loss" with respect to a given Distribution Date. For any Distribution Date, the reduction of the Class Principal Balance of any Class of Certificates pursuant to the definition of "Realized Loss" shall be deemed effective prior to the determination and distribution of principal on such Class pursuant to the definition of "Mortgage Trust Certificate Distribution Amount," "First Level Certificate Trust Certificate Distribution Amount" or "Certificate Trust Certificate Distribution Amount," as applicable. Notwithstanding the foregoing, any amounts distributed in respect of losses pursuant to paragraphs (I)(a)(v) or (I)(a)(vi), or (I)(b)(v) or (I)(b)(vi), or
(I)(c)(xix), of the definition of "First Level Certificate Trust Certificate Distribution Amount" shall not cause a further reduction in the Class Principal Balance of the Class IP or Class IP-L, or Class IIP or Class IIP-L, or the applicable Subordinate Certificates, as applicable. The Class Principal Balance for the Class IPP-1 Certificates shall be referred to as the "Class IPP-1 Principal Balance," the Class Principal Balance for the Class IPP-2 Certificates shall be referred to as the "Class IPP-2 Principal Balance" and so on. The Class IIPP-6, Class IX, Class IIX, Class IX-L, Class IIX-L, Class IX-M and Class IIX-M Principal Balances shall be zero.

     CLASS R CERTIFICATES: The Certificates designated as "Class R" on the face thereof in substantially the form attached hereto as Exhibit B-3, which have been designated as the single class of "residual interests" in the Certificate Trust Fund pursuant to Section 2.09.

     CLASS R-L CERTIFICATES: The Certificates designated as "Class R-L" on the face thereof in substantially the form attached hereto as Exhibit C-20.

     CLASS R-1 CERTIFICATES: The Certificates designated as "Class R-1" on the face thereof in substantially the form attached hereto as Exhibit B-1, which have been designated as the single class of "residual interests" in the Mortgage Trust Fund pursuant to Section 2.01.

     CLASS R-2 CERTIFICATES: The Certificates designated as "Class R-2" on the face thereof in substantially the form attached hereto as Exhibit B-2, which have been designated as the single class of "residual interests" in the First Level Certificate Trust Fund pursuant to Section 2.05.

     CLASS X CERTIFICATES: The Class IX-L or Class IIX-L Certificates, as applicable.

     CLASS X NOTIONAL AMOUNT: With respect to the Class IX, Class IX-L, and Class IX-M Certificates, the Class IX Notional Amount; and with respect to the Class IIX, Class IIX-L, and Class IIX-M Certificates, the Class IIX Notional Amount.

     CLASS X-M CERTIFICATES: The Class IX-M or Class IIX-M Certificates, as applicable.

     CLASS Y CERTIFICATES: The Class Y-1 or Class Y-2 Certificates, as applicable.

     CLASS Y PRINCIPAL REDUCTION AMOUNTS: For any Distribution Date, the amounts by which the Class Principal Balances of the Class Y-1 and Class Y-2 Certificates, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

Y1 = the Class Principal Balance of the Class Y-1 Certificates after distributions on the prior Distribution Date.

Y2 = the Class Principal Balance of the Class Y-2 Certificates after distributions on the prior Distribution Date.

DY1 = the Class Y-1 Principal Reduction Amount.

DY2 = the Class Y-2 Principal Reduction Amount.

P1 = the aggregate of the Class Principal Balances of the Class Y-1 and Class Z-1 Certificates after distributions on the prior Distribution Date.

P2 = the aggregate of the Class Principal Balances of the Class Y-2 and Class Z-2 Certificates after distributions on the prior Distribution Date.

DP1 = the aggregate of the Class Y-1 and Class Z-1 Principal Reduction Amounts.

DP2= the aggregate of the Class Y-2 and Class Z-2 Principal Reduction Amounts.

a =  .005

g = a fraction whose numerator is the Group I Subordinate Amount after giving effect to allocations of Realized Losses and distributions to be made on the Distribution Date and whose denominator is the Group II Subordinate Amount after giving effect to allocations of Realized Losses and distributions to be made on the Distribution Date. g is a non-negative number unless its denominator is zero, in which event it is undefined.

If g is zero, DY1 = Y1 and DY2 = aDP2.

If g is undefined, DY2 = Y2 and DY1 = aDP1.

In the remaining situations, DY1 and DY2 shall be defined as follows:

(A)  If Y1 - a(P1 - DP1) > 0, Y2- a(P2 - DP2) > 0, and g(P2 - DP2) < (P1 - DP1),
                         -                    -
     DY1 = Y1 - ag(P2 - DP2) and DY2 = Y2 - a(P2 - DP2).
(B)  If Y1 - a(P1 - DP1) > 0, Y2 - a(P2 - DP2) > 0, and g(P2 - DP2) >
                         -                     -                    -
     (P1 - DP1), DY1 = Y1 - a(P1 - DP1) and DY2 = Y2 - (a/g)(P1 - DP1).
(C)  If Y1 - a(P1 - DP1) < 0, Y2 - a(P2 - DP2) > 0, and Y2 - a(P2 - DP2) >
                                               -                         -
     Y2 - (Y1/g), DY1 = Y1 - ag(P2 - DP2) and DY2 = Y2 - a(P2 - DP2).
(D)  If Y1 - a(P1 - DP1) < 0, Y2 - (Y1/g) > 0, and Y2 - a(P2 - DP2) < Y2
                                          -                         -
     - (Y1/g), DY1 = 0 and DY2 = Y2 - (Y1/g).
(E)  If Y2 - a(P2 - DP2) < 0, Y2 - (Y1/g) < 0, and Y1 - a(P1 - DP1) < Y1
                                                                    -
     - (gY2), DY1 = Y1 - (gY2) and DY2 = 0.
(F)  If Y2 - a(P2 - DP2) < 0, Y1 - a(P1 - DP1) > 0, and Y1 - a(P1 - DP1) >
                                               -                         -
     Y1 - (gY2), DY1 = Y1 - a(P1 - DP1) and DY2 = Y2 - (a/g)(P1 - DP1).

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y-1, Class Y-2, Class Z-1 and Class Z-2 Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

     1. Making the ratio of the Class Y-1 Principal Balance to the Class Y-2 Principal Balance equal to the ratio of the Group I Subordinate Amount to the Group II Subordinate Amount, in each case after giving effect to the allocations of Realized Losses and the distributions to be made through the end of the Distribution Date to which such provisions relate, and assuring that each of the Class Y-1, Class Y-2, Class Z-1 and Class Z-2 Principal Reduction Amounts is greater than or equal to zero for such Distribution Date;
     2. Making the Class Y-1 Principal Balance less than or equal to 0.005 of the sum of the Class Y-1 and Class Z-1 Principal Balances, and making the Class Y-2 Principal Balance less than or equal to 0.005 of the sum of the Class Y-2 and Class Z-2 Principal Balances, in each case after giving effect to the allocations of Realized Losses and the distributions to be made through the end of the Distribution Date to which such provisions relate; and
     3. Making the larger of (a) the fraction whose numerator is the Class Y-1 Principal Balance and whose denominator is the sum of the Class Y-1 and Class Z-1 Principal Balances and (b) the fraction whose numerator is the Class Y-2 Principal Balance and whose denominator is the sum of the Class Y-2 and Class Z-2 Principal Balances as large as possible while remaining less than or equal to 0.005.

In the event of a failure of the definition of Class Y-1 and Class Y-2 Principal Reduction Amounts to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted so as to accomplish such goals within the requirement that each of the Class Y-1 Principal Reduction Amount and the Class Y-2 Principal Reduction Amount must be less than or equal to the sum of
(a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related Class P-M Certificates and (b) the remainder of the Mortgage Trust Available Distribution Amount for the related Loan Group after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P-M Certificates, (ii) to the related Class X-M Certificates, (iii) in respect of interest on the related Class Y and Class Z Certificates and (iv) to the Class R-1 Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.

     CLASS Y-1 CERTIFICATES: The Certificates designated as "Class Y-1" on the face thereof in substantially the form attached hereto as Exhibit O-1. Except as otherwise described herein, the Class Y-1 Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS Y-1 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the excess, if any, of the Class Y-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-1 Certificates on such Distribution Date.

     CLASS Y-2 CERTIFICATES: The Certificates designated as "Class Y-2" on the face thereof in substantially the form attached hereto as Exhibit O-2. Except as otherwise described herein, the Class Y-2 Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS Y-2 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the excess, if any, of the Class Y-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-2 Certificates on such Distribution Date.

     CLASS Z CERTIFICATES: The Class Z-1 or Class Z-2 Certificates, as applicable.

     CLASS Z PRINCIPAL REDUCTION AMOUNTS: For any Distribution Date, the amounts by which the Class Principal Balances of the Class Z-1 and Class Z-2 Certificates, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the Mortgage Trust Available Distribution Amount for the related Loan Group over the sum of the amounts thereof distributable (i) to the related Class P-M Certificates, (ii) to the related Class X-M Certificates, (iii) in respect of interest on the related Class Y and Class Z Certificates and (iv) to the Class R-1 Certificates and (y) the excess of the Realized Losses allocable to principal for the related Loan Group over the portion of such Realized Losses allocable to the related Class P-M Certificates over (B) the Class Y Principal Reduction Amount for the related Loan Group.

     CLASS Z-1 CERTIFICATES: The Certificates designated as "Class Z-1" on the face thereof in substantially the form attached hereto as Exhibit O-3. Except as otherwise described herein, the Class Z-1 Certificates, all of which are related to the Mortgage Loans in Loan Group I, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS Z-1 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the excess, if any, of the Class Z-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-1 Certificates on such Distribution Date.

     CLASS Z-2 CERTIFICATES: The Certificates designated as "Class Z-2" on the face thereof in substantially the form attached hereto as Exhibit O-4. Except as otherwise described herein, the Class Z-2 Certificates, all of which are related to the Mortgage Loans in Loan Group II, shall be entitled to receive distributions related solely to such Mortgage Loans.

     CLASS Z-2 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the excess, if any, of the Class Z-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-2 Certificates on such Distribution Date.

     CLEARING AGENCY: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

     CLOSING DATE: June 27, 1997, which is the date of settlement of the sale of the Certificates to the original purchasers thereof.

     CODE: The Internal Revenue Code of 1986, as amended.

     COMPANY: PNC Mortgage Securities Corp., a Delaware corporation, or its successor-in-interest.

     COMPENSATING INTEREST: For any Distribution Date with respect to a Loan Group, the lesser of (i) the sum of (a) the aggregate Master Servicing Fee with respect to the Mortgage Loans comprising such Loan Group, (b) Payoff Earnings with respect to the Mortgage Loans comprising such Loan Group and
(c) aggregate Payoff Interest with respect to the Mortgage Loans comprising such Loan Group and (ii) aggregate Uncollected Interest with respect to the Mortgage Loans comprising such Loan Group.

     COOPERATIVE: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     COOPERATIVE APARTMENT: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     COOPERATIVE STOCK: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     CORPORATE TRUST OFFICE: The corporate trust office of the Trustee in the State of Minnesota, at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 180 East 5th Street, SPFT0210, St. Paul, MN 55101, Attention: Structured Finance.

     CORRESPONDING CLASS: With respect to each of the Class IPP-1, Class IPP-2, Class IPP-3, Class IPP-4, Class IIPP-1, Class IIPP-2, Class IIPP-3, Class IIPP-4, Class IIPP-5, Class IP, Class IIP, Class IX, Class IIX, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class R
Certificates: the Class IPP1-L, Class IPP2-L, Class IPP3-L, Class IPP4-L, Class IIPP1-L, Class IIPP2-L, Class IIPP3-L, Class IIPP4-L, Class IIPP5-L, Class IP-L, Class IIP-L, Class IX-L, Class IIX-L, Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L, Class B6-L and Class R-L Certificates, respectively. With respect to each of the Class IPP1-L, Class IPP2-L, Class IPP3-L, Class IPP4-L, Class IIPP1-L, Class IIPP2-L, Class IIPP3-L, Class IIPP4-L, Class IIPP5-L, Class IP-L, Class IIP-L, Class IX-L, Class IIX-L, Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L, Class B6-L and Class R-L Certificates: the Class IPP-1, Class IPP-2, Class IPP-3, Class IPP-4, Class IIPP-1, Class IIPP-2, Class IIPP-3, Class IIPP-4, Class IIPP-5, Class IP, Class IIP, Class IX, Class IIX, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class R Certificates, respectively.

     CREDIT SUPPORT DEPLETION DATE: The first Distribution Date on which the aggregate of the Class Principal Balances of the Class B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

     CURTAILMENT: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the outstanding Principal Balance of the Mortgage Loan.

     CURTAILMENT SHORTFALL: With respect to any Curtailment applied with a Monthly Payment other than a Prepaid Monthly Payment, an amount equal to one month's interest on such Curtailment at the applicable Pass-Through Rate on such Mortgage Loan.

     CUSTODIAL ACCOUNT FOR P&I: The Custodial Account for Principal and Interest established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for P&I is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for P&I shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for P&I may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for P&I" shall promptly be withdrawn from such Custodial Account for P&I and be remitted to the Investment Account.

     CUSTODIAL ACCOUNT FOR RESERVES: The Custodial Account for Reserves established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for Reserves is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for Reserves shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for Reserves may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for Reserves" shall promptly be withdrawn from such Custodial Account for Reserves and be remitted to the Investment Account.

     CUSTODIAL AGREEMENT: The agreement, if any, among the Master Servicer, the Trustee and a Custodian providing for the safekeeping of the Mortgage Files on behalf of the Certificateholders.

     CUSTODIAN: A custodian which is not an affiliate of the Master Servicer or the Company and which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trustee at no additional charge to the Master Servicer. The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

     CUT-OFF DATE: June 1, 1997.

     DEFINITIVE CERTIFICATES: As defined in Section 5.07.

     DEPOSITARY AGREEMENT: The Letter of Representations, dated June 26, 1997 by and among DTC, the Company and the Trustee.

     DESTROYED MORTGAGE NOTE: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

     DETERMINATION DATE: A day not later than the 10th day preceding a related Distribution Date.

     DISQUALIFIED ORGANIZATION: As defined in Section 5.01(b).

     DISTRIBUTION DATE: With respect to distributions on the Certificate Trust Certificates, the First Level Certificate Trust Certificates, the Mortgage Trust Certificates or the Residual Certificates, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being July 25, 1997.

     DTC: The Depository Trust Company.

     DTC PARTICIPANT: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

     DUE DATE: The first day of each calendar month, which is the day on which the Monthly Payment for each Mortgage Loan is due.

     ELIGIBLE INSTITUTION: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agency, (ii) with respect to any Custodial Account for P&I and special Custodial Account for Reserves, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agency, (iii) with respect to any Buydown Fund Account or Custodial Account which also serves as a Buydown Fund Account, the highest unsecured long-term debt rating by the Rating Agency, or (iv) the approval of the Rating Agency. Such institution may be the Servicer if the applicable Selling and Servicing Contract requires the Servicer to provide the Master Servicer with written notice on the Business Day following the date on which the Servicer determines that such Servicer's short-term debt and unsecured long-term debt ratings fail to meet the requirements of the prior sentence.

     ELIGIBLE INVESTMENTS: Any one or more of the obligations or securities listed below in which funds deposited in the Reserve Fund, if any, the Investment Account, the Certificate Account, the Custodial Account for P&I and the Custodial Account for Reserves may be invested:

          (i) Obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (ii) Repurchase agreements on obligations described in clause (i) of this definition of "Eligible Investments," provided that the unsecured obligations of the party agreeing to repurchase such obligations have at the time the highest short term debt rating of the Rating Agency and provided that such repurchaser's unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agency;

          (iii) Federal funds, certificates of deposit, time deposits and bankers' acceptances of any U.S. bank or trust company incorporated under the laws of the United States or any state, provided that the debt obligations of such bank or trust company at the date of acquisition thereof have the highest short term debt rating of the Rating Agency and unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agency;

          (iv) Obligations of, or obligations guaranteed by, any state of the United States or the District of Columbia, provided that such obligations at the date of acquisition thereof shall have the highest long-term debt ratings available for such securities from the Rating Agency;

          (v) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof, which on the date of acquisition has the highest commercial paper rating of the Rating Agency, provided that the corporation has unsecured long term debt that has one of the two highest unsecured long term debt ratings of the Rating Agency;

          (vi) Securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States or any state thereof and have the highest long-term unsecured rating available for such securities from the Rating Agency; provided, however, that securities issued by any such corporation will not be investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Investment Account or the Certificate Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Investment Account and the Certificate Account;

          (vii) Units of taxable money market funds (which may be 12b-1 funds, as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940), which funds have the highest rating available for such securities from the Rating Agency or which have been designated in writing by the Rating Agency as Eligible Investments; and

          (viii) Such other instruments as shall not affect the Ratings;

PROVIDED, HOWEVER, that such obligation or security is held for a temporary period pursuant to Section 1.860G-2(g)(1) of the Treasury Regulations, and that such period can in no event exceed thirteen months.

     In no event shall an instrument be an Eligible Investment if such instrument (a) evidences a right to receive only interest payments with respect to the obligations underlying such instrument or (b) has been purchased at a price greater than the outstanding principal balance of such instrument.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     EVENT OF DEFAULT: Any event of default as specified in Section 7.01.

     EXCESS LIQUIDATION PROCEEDS: With respect to any Distribution Date, the excess, if any, of aggregate Liquidation Proceeds in the preceding month over the amount that would have been received if a Payoff had been made on the last day of such month with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during such month.

     FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

     FHA: Federal Housing Administration, or any successor thereto.

     FHLB: Federal Home Loan Bank of San Francisco, or any successor thereto.

     FHLMC: Federal Home Loan Mortgage Corporation, or any successor thereto.

     FITCH: Fitch Investors Service, L.P., provided that at any time it be a Rating Agency.

     FIRST LEVEL CERTIFICATE TRUST AVAILABLE DISTRIBUTION AMOUNT: With respect to any Distribution Date, for Loan Group I, the aggregate of all distributions with respect to the Class IX-M, Class IP-M, Class Y-1 and Class Z-1 Certificates, and, for Loan Group II, the aggregate of all distributions with respect to the Class IIX-M, Class IIP-M, Class Y-2 and Class Z-2 Certificates.

     FIRST LEVEL CERTIFICATE TRUST CERTIFICATE DISTRIBUTION AMOUNT: (I) For any Distribution Date prior to the Credit Support Depletion Date, the First Level Certificate Trust Available Distribution Amount shall be distributed to the First Level Certificate Trust Certificates and the Class R-2 Certificates in the following amounts and priority:

     (a) With respect to the Group I, Class R-L and Class R-2 Certificates, to the extent of the First Level Certificate Trust Available Distribution Amount for Loan Group I remaining following prior distributions, if any, on such Distribution Date:

          (i) First, to the Class IP-L Certificates, the aggregate for all Class IP Mortgage Loans of the product for each Class IP Mortgage Loan of the applicable Class IP Fraction and the sum of (x) scheduled payments of principal on such Class IP Mortgage Loan due on or before the related
     Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class IP Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price pursuant to a Purchase
     Obligation or any repurchase of a Mortgage Loan permitted hereunder and
     (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class IP Mortgage Loan during the Payoff Period;

         (ii) Second, to the Group I, Class R-L and Class R-2 Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates (including any interest accrued thereon in accordance with clause
     (Y)(ii) of the last sentence of paragraph (I) of this definition), pro rata according to their respective shares of such unpaid amounts;

         (iii) Third, to the Group I, Class R-L and Class R-2 Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

         (iv) Fourth, to the Group IA, Class R-L and Class R-2 Certificates, the Group IA Principal Distribution Amount as follows:

               (1) first, to the Class IPP4-L Certificates, an amount up to the amount of the Class IPP-4 Principal Distribution Amount for such Distribution Date, until the Class Principal Balance of the Class IPP4-L Certificates has been reduced to zero;

               (2) second, to the Class R-L Certificates and the Class R-2 Certificates, pro rata according to their respective Class Principal Balances, the portion of the Group IA Principal Distribution Amount remaining after the distribution in paragraph (I)(a)(iv)(1) above, until the Class R-L Principal Balance and Class R-2 Principal Balance have each been reduced to zero;

               (3) third, to the Class IPP1-L Certificates, the portion of the Group IA Principal Distribution Amount remaining after the distributions in paragraphs (I)(a)(iv)(1) and (2) above, until the Class IPP1-L Principal Balance has been reduced to zero; and

               (4) fourth, to the Class IPP2-L Certificates, the portion of the Group IA Principal Distribution Amount remaining after the distributions in paragraphs (I)(a)(iv)(1) through (3) above, until the Class IPP2-L Principal Balance has been reduced to zero;

               (5) fifth, to the Class IPP3-L Certificates, the portion of the Group IA Principal Distribution Amount remaining after the distributions in paragraphs (I)(a)(iv)(1) through (4) above, until the Class IPP3-L Principal Balance has been reduced to zero; and

               (6) sixth, to the Class IPP4-L Certificates, the portion of the Group IA Principal Distribution Amount remaining after the distributions in paragraphs (I)(a)(iv)(1) through (5) above, until the Class IPP4-L Principal Balance has been reduced to zero;

         (v) Fifth, to the Class IP-L Certificates, the amount payable to the Class IP-L Certificates on previous Distribution Dates pursuant to clause
     (I)(a)(vi) of this definition of "First Level Certificate Trust Certificate Distribution Amount" and remaining unpaid from such previous Distribution Dates, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause
     (B) thereof) on such Distribution Date; and

         (vi) Sixth, to the Class IP-L Certificates as principal, an amount equal to the Class IP Fraction of any Realized Loss on a Class IP Mortgage Loan, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) of such definition) on such Distribution Date, other than a Special Hazard Loss, Fraud Loss or Bankruptcy Loss in excess of the Special Hazard Coverage, Fraud Coverage or Bankruptcy Coverage, as applicable; PROVIDED, that any amounts distributed in respect of losses pursuant to paragraph (I)(a)(v) or this paragraph (I)(a)(vi) of this definition of "First Level Certificate Trust Certificate Distribution Amount" shall not cause a further reduction in the Class Principal Balance of the Class IP-L or Class IP Certificates; PROVIDED, FURTHER, that if the amounts otherwise available to pay the Subordinate Principal Distribution Amount for any such Distribution Date are insufficient to cover such outstanding principal losses for the Class IP-L Certificates as provided in paragraph (I)(a)(v) or this paragraph (I)(a)(vi) and the Class IIP-L Certificates as provided in paragraphs (I)(b)(v) or (I)(b)(vi) of this definition of "First Level Certificate Trust Certificate Distribution Amount", then the amounts otherwise available to pay the Subordinate Principal Distribution Amount will be allocated pro rata to the Class
     IP-L and Class IIP-L Certificates based on the amount such Certificates are entitled to receive pursuant to paragraph (I)(a)(v) or this paragraph (I)(a)(vi), with respect to the Class IP-L Certificates, and paragraphs (I)(b)(v) or (I)(b)(vi), with respect to the Class IIP-L Certificates, of this definition of "First Level Certificate Trust Certificate Distribution Amount";

    (b) With respect to the Group II Certificates, to the extent of the First Level Certificate Trust Available Distribution Amount for Loan Group II remaining following prior distributions, if any, on such Distribution Date:

         (i) First, to the Class IIP-L Certificates, the aggregate for all Class IIP Mortgage Loans of the product for each Class IIP Mortgage Loan of the applicable Class IIP Fraction and the sum of (x) scheduled payments of principal on such Class IIP Mortgage Loan due on or before the related
     Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class IIP Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price pursuant to a Purchase
     Obligation or any repurchase of a Mortgage Loan permitted hereunder and
     (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class IIP Mortgage Loan during the Payoff Period;

         (ii) Second, to the Group II Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates (including any interest accrued thereon in accordance with clause (Y)(ii) of the last sentence of paragraph (I) of this definition), pro rata according to their respective shares of such unpaid amounts;

         (iii) Third, to the Group II Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective
     Interest Distribution Amounts;

         (iv) Fourth, to the Group IIA Certificates, the Group IIA Principal Distribution Amount as follows:

               (1) first, to the Class IIPP3-L Certificates, an amount up to the amount of the Class IIPP-3 Principal Distribution Amount for such Distribution Date, until the Class IIPP3-L Principal Balance has been reduced to zero;

               (2) second, to the Class IIPP1-L, Class IIPP4-L and Class IIPP5-L Certificates, pro rata according to their respective Class Principal Balances, the portion of the Group IIA Principal Distribution Amount remaining after the distribution in paragraph
         (I)(b)(iv)(1) above, until the Class IIPP1-L, Class IIPP4-L and Class IIPP5-L Principal Balances have been reduced to zero;

               (3) third, to the Class IIPP2-L Certificates, the portion of the Group IIA Principal Distribution Amount remaining after the distributions in paragraphs (I)(b)(iv)(1) and (2) above, until the Class IIPP2-L Principal Balance has been reduced to zero; and

               (4) fourth, to the Class IIPP3-L Certificates, the portion of the Group IIA Principal Distribution Amount remaining after the distributions in paragraphs (I)(b)(iv)(1) through (3) above, until the Class IIPP3-L Principal Balance has been reduced to zero;

         (v) Fifth, to the Class IIP-L Certificates, the amount payable to the Class IIP-L Certificates on previous Distribution Dates pursuant to clause
     (I)(b)(vi) of this definition of "First Level Certificate Trust Certificate Distribution Amount" and remaining unpaid from such previous Distribution Dates, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) thereof) on such Distribution Date; and

         (vi) Sixth, to the Class IIP-L Certificates as principal, an amount equal to the Class IIP Fraction of any Realized Loss on a Class IIP Mortgage Loan, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) thereof) on such Distribution Date, other than a Special Hazard Loss, Fraud Loss or Bankruptcy Loss in excess of the Special Hazard Coverage, Fraud Coverage or Bankruptcy Coverage, as applicable; PROVIDED, that any amounts distributed in respect of losses pursuant to paragraph (I)(b)(v) or this paragraph (I)(b)(vi) of this definition of "First Level Certificate Trust Certificate Distribution Amount" shall not cause a further reduction in the Class Principal Balance of the Class IIP-L or Class IIP Certificates; PROVIDED, FURTHER, that if the amounts otherwise available to pay the Subordinate Principal Distribution Amount for any such Distribution Date are insufficient to cover such outstanding principal losses for the Class IIP-L Certificates as provided in paragraph (I)(b)(v) or this paragraph (I)(b)(vi) and the Class IP-L Certificates as provided in paragraphs (I)(a)(v) or (I)(a)(vi) of this definition of "First Level Certificate Trust Certificate Distribution Amount", then the amounts otherwise available to pay the Subordinate Principal Distribution Amount will be allocated pro rata to the Class IIP-L and Class IP-L Certificates based on the amount such Certificates are entitled to receive pursuant to paragraph (I)(b)(v) or this paragraph (I)(b)(vi), with respect to the Class IIP-L Certificates, and paragraphs (I)(a)(v) or (I)(a)(vi), with respect to the Class IP-L Certificates, of this definition of "First Level Certificate Trust Certificate Distribution Amount"; and

     (c) With respect to the Class B Certificates and Class R-2 Certificates, to the extent of the First Level Certificate Trust Available Distribution Amounts for Loan Group I and Loan Group II remaining following prior distributions, if any, on such Distribution Date:

         (i) First, to the Class B1-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (ii) Second, to the Class B1-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (iii) Third, to the Class B1-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B1-L Principal Balance has been reduced to zero;

         (iv) Fourth, to the Class B2-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (v) Fifth, to the Class B2-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (vi) Sixth, to the Class B2-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B2-L Principal Balance has been reduced to zero;

         (vii) Seventh, to the Class B3-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (viii) Eighth, to the Class B3-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (ix) Ninth, to the Class B3-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B3-L Principal Balance has been reduced to zero;

         (x) Tenth, to the Class B4-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (xi) Eleventh, to the Class B4-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (xii) Twelfth, to the Class B4-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B4-L Principal Balance has been reduced to zero;

         (xiii) Thirteenth, to the Class B5-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (xiv) Fourteenth, to the Class B5-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (xv) Fifteenth, to the Class B5-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B5-L Principal Balance has been reduced to zero; and

         (xvi) Sixteenth, to the Class B6-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (xvii) Seventeenth, to the Class B6-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (xviii) Eighteenth, to the Class B6-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B6-L Principal Balance has been reduced to zero;

         (xix) Nineteenth, to each Class of the Subordinate Certificates in the order of seniority, the remaining portion, if any, of the First Level Certificate Trust Available Distribution Amounts for Loan Group I and Loan Group II, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any (any amounts distributed in respect of losses pursuant to this paragraph (I)(c)(xix) of this definition of "First Level Certificate Trust Certificate Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the Subordinate Certificates); and

         (xx) Twentieth, to the Class R-2 Certificates, the Residual Distribution Amount for such Distribution Date.

Notwithstanding the foregoing, (X) on any Distribution Date occurring on or after the date on which the Group IA Principal Balance or Group IIA Principal Balance has been reduced to zero and on which (a) the Class B Percentage for such Distribution Date is less than 200% of the Class B Percentage as of the Cut-Off Date or (b) the average outstanding principal balance of the Mortgage Loans in either Loan Group delinquent 60 days or more over the last six months (including Mortgage Loans in foreclosure and Mortgage Loans the property of which is held by the Mortgage Trust Fund and acquired by foreclosure or deed in lieu of foreclosure), as a percentage of the related Class B Loan Group Component Balance, is greater than or equal to 50%, the remaining Class or Classes of Class A Certificates will be entitled to receive as principal, in addition to any principal payments otherwise described above, all amounts in respect of principal (in excess of the amounts needed to reduce such Group IA Principal Balance or Group IIA Principal Balance to zero) on the Mortgage Loans in the Loan Group relating to the Class A Certificates that have been paid in full (after distributions of principal to the related Class IP-L or Class IIP-L Certificates pursuant to paragraphs (I)(a)(i), (I)(a)(v) and (I)(a)(vi) or
(I)(b)(i), (I)(b)(v) and (I)(b)(vi) above, as applicable) and such Class A Certificates will be paid in accordance with the order set forth in paragraphs
(I)(a)(iv)(2) through (I)(a)(iv)(6) or (I)(b)(iv)(2) through (I)(b)(iv)(4)
above, as applicable, to the extent of and in reduction of the Class Principal Balances thereof, prior to any distributions of principal to the Class B Certificates in paragraph (I)(c) above, and (Y) if on any Distribution Date the aggregate Certificate Principal Balance of the Group IA Certificates or the Group IIA Certificates is greater than the aggregate Principal Balance of the Mortgage Loans in the related Loan Group, less the related Class P Fraction of the Class P Mortgage Loans in such Loan Group (the "Undercollateralized Group"),
(i) the portion of the First Level Certificate Trust Available Distribution Amount in respect of principal on the Mortgage Loans in the other Loan Group (the "Overcollateralized Group") (after distributions of principal to the Class P and Class A Certificates related to the Overcollateralized Group pursuant to paragraphs (I)(a)(i) through (I)(a)(vi) or (I)(b)(i) through (I)(b)(vi), as applicable) will be distributed to the Class A Certificates of the Undercollateralized Group in accordance with the order set forth in paragraphs

(I)(a)(iv)(2) through (I)(a)(iv)(6) or (I)(b)(iv)(2) through (I)(b)(iv)(4)
above, as applicable, until the aggregate Class Principal Balance of the Class A Certificates of the Undercollateralized Group equals the aggregate Principal Balance of the Mortgage Loans in the related Loan Group (other than the related Class P Fraction of the Class P Mortgage Loans in such Loan Group) and (ii) a portion of the First Level Certificate Trust Available Distribution Amount of the Overcollateralized Group remaining after distributions to the Class P, Class X and Class A Certificates of the Overcollateralized Group pursuant to paragraphs (I)(a)(i) through (I)(a)(iii) and (I)(b)(i) through (I)(b)(iii), as applicable, equal to one month's interest on the amount by which the Undercollateralized Group is undercollateralized at 7.000% per annum if the Undercollateralized Group is Loan Group I or 7.500% per annum if the Undercollateralized Group is Loan Group II plus any shortfall of interest on the Class A Certificates of the Undercollateralized Group remaining unpaid pursuant to paragraphs (I)(a)(ii) or (I)(b)(ii) above, as applicable, after distributions on such Distribution Date, including accrued and unpaid interest on such shortfall at the rate described above, will (1) be added to the First Level Certificate Trust Certificate Distribution Amount of the Undercollateralized Group and distributed in accordance with the priorities as described in paragraphs (I)(a) and (I)(b) above, as applicable (any amount covering interest shortfalls and interest accrued thereon will be distributed to the applicable Class or Classes of Certificates on such Distribution Date in the priority described in paragraphs (I)(a)(ii) or (I)(b)(ii) above, as applicable, pro rata according to their respective shares of such amount) and (2) be subtracted from the First Level Certificate Trust Available Distribution Amount of the Overcollateralized Group.

    (II) For any Distribution Date on or after the Credit Support Depletion Date, the First Level Certificate Trust Available Distribution Amount shall be distributed to the outstanding Classes of Certificates in the following amounts and priority:

    (a) With respect to the Group I, Class R-L and Class R-2 Certificates, to the extent of the First Level Certificate Trust Available Distribution Amount for Loan Group I remaining following prior distributions, if any, on such Distribution Date:

         (i) First, to the Class IP-L Certificates, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(a)(i) of this definition of "First Level Certificate Trust Certificate Distribution Amount";

         (ii) Second, to the Group I, Class R-L and Class R-2 Certificates, the amount payable to each such Class of Certificates on prior Distribution Dates pursuant to clause (I)(a)(ii) or (II)(a)(iii) of this definition of "First Level Certificate Trust Certificate Distribution Amount," and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

         (iii) Third, to the Group I, Class R-L and Class R-2 Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

         (iv) Fourth, to the Group IA, Class R-L and Class R-2 Certificates, the Group IA Principal Distribution Amount allocated pro rata according to their respective Class Principal Balances until such Class Principal Balances have been reduced to zero; and

         (v) Fifth, to the Class R-2 Certificates, the Residual Distribution Amount for such Distribution Date;

    (b) With respect to the Group II Certificates, to the extent of the First Level Certificate Trust Available Distribution Amount for Loan Group II remaining following prior distributions, if any, on such Distribution Date:

         (i) First, to the Class IIP-L Certificates, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(b)(i) of this definition of "First Level
    Certificate Trust Certificate Distribution Amount";

         (ii) Second, to the Group II Certificates, the amount payable to each such Class of Certificates on prior Distribution Dates pursuant to clause
    (I)(b)(ii) or (II)(b)(iii) of this definition of "First Level Certificate Trust Certificate Distribution Amount," and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

         (iii) Third, to the Group II Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective
    Interest Distribution Amounts;

         (iv) Fourth, to the Group IIA Certificates, the Group IIA Principal Distribution Amount allocated pro rata according to their respective Class Principal Balances until such Class Principal Balances have been reduced to zero; and


         (v) Fifth, to the Class R-2 Certificates, the Residual Distribution Amount for such Distribution Date.

     FIRST LEVEL CERTIFICATE TRUST CERTIFICATES: The Class IPP1-L, Class IPP2-L, Class IPP3-L, Class IPP4-L, Class IIPP1-L, Class IIPP2-L, Class IIPP3-L, Class IIPP4-L, Class IIPP5-L, Class IP-L, Class IIP-L, Class IX-L, Class IIX-L,
Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L, Class B6-L and Class R-L Certificates issued pursuant to this Agreement.

     FIRST LEVEL CERTIFICATE TRUST FUND: The First Level Certificate Trust Fund created pursuant to Section 2.05 of this Agreement. The First Level Certificate Trust Fund consists of the Mortgage Trust Certificates to be held by the Trustee for the benefit of the Holders from time to time of the First Level Certificate Trust Certificates and the Class R-2 Certificates hereunder.

     FNMA: Federal National Mortgage Association, or any successor thereto.

     FRAUD COVERAGE: During the period prior to the first anniversary of the Cut-Off Date, the Fraud Coverage Initial Amount reduced by Fraud Losses allocated to the Certificates; during the period from the first anniversary of the Cut-Off Date to (but not including) the fifth anniversary of the Cut-Off Date, the amount of the Fraud Coverage on the most recent previous anniversary of the Cut-Off Date (calculated in accordance with the second sentence of this definition) reduced by Fraud Losses allocated to the Certificates since such anniversary; and during the period on and after the fifth anniversary of the Cut-Off Date, Fraud Coverage will be zero. On each anniversary of the Cut-Off

Date, Fraud Coverage shall be reduced to the lesser of (i) on the first anniversary of the Cut-Off Date, 1.0% of the aggregate principal balance of the Mortgage Loans as of the Due Date in the preceding month, and on the second, third, and fourth anniversaries of the Cut-Off Date, 0.5% of the aggregate principal balance of the Mortgage Loans as of the Due Date in the preceding month and (ii) the excess of the Fraud Coverage Initial Amount over cumulative Fraud Losses allocated to the Certificates to date. Fraud Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency.

     FRAUD COVERAGE INITIAL AMOUNT: $2,921,971.

     FRAUD LOSS: The occurrence of a loss on a Mortgage Loan arising from any action, event or state of facts with respect to such Mortgage Loan which, because it involved or arose out of any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor, originator (or assignee thereof) of such Mortgage Loan, Lender, a Servicer or the Master Servicer, would result in an exclusion from, denial of, or defense to coverage which otherwise would be provided by a Primary Insurance Policy previously issued with respect to such Mortgage Loan.

     GROUP I CERTIFICATES: The Class IPP1-L, Class IPP2-L, Class IPP3-L, Class IPP4-L, Class IX-L and Class IP-L Certificates, collectively.

     GROUP I LOAN: The Mortgage Loans designated on the Mortgage Loan Schedule as Group I Loans.

     GROUP I SUBORDINATE AMOUNT: On any Distribution Date, the excess, if any, of the aggregate Principal Balance of the Group I Loans, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, and after giving effect to any Principal Prepayments distributed on the prior Distribution Date, over the then outstanding aggregate Class Principal Balance of the Group I, Class R-2, Class R-1 and Class R Certificates.

     GROUP IA CERTIFICATES: Class IPP1-L, Class IPP2-L, Class IPP3-L and Class IPP4-L Certificates, collectively.

     GROUP IA LIQUIDATION AMOUNT: The aggregate of, for each Group I Loan which became a Liquidated Mortgage Loan during the Prior Period, the lesser of: (i) the Group IA Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class IP Fraction thereof with respect to any Class IP Mortgage Loan), and (ii) the Group IA Prepayment Percentage of Liquidation Principal with respect to such Mortgage Loan.

     GROUP IA PERCENTAGE: With respect to any Distribution Date, the lesser of
(i) 100% and (ii) the sum of the Class Principal Balances of the Group IA, Class R-2 and Class R-L Certificates divided by the aggregate Principal Balance of the Mortgage Loans in Loan Group I (reduced by the Class IP-L Principal Balance), in each case immediately prior to such Distribution Date.

     GROUP IA PREPAYMENT PERCENTAGE OR GROUP IIA PREPAYMENT PERCENTAGE: (i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, 100%; and (ii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Group IA Percentage or Group IIA Percentage, as applicable, for such Distribution Date plus 70% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Group IA Percentage or Group IIA Percentage, as applicable, of such Distribution Date plus 60% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Group IA Percentage or Group IIA Percentage, as applicable, for such Distribution Date plus 40% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Group IA Percentage or Group IIA Percentage, as applicable, for such Distribution Date plus 20% of the Subordinate Percentage for the related Loan Group for such Distribution Date; and (5) for any such Distribution Date thereafter, the Group IA Percentage or Group IIA Percentage, as applicable, for such Distribution Date; PROVIDED, HOWEVER, that the reductions described in clause (ii) above with respect to the Group IA Prepayment Percentage shall not occur as of any Distribution Date unless for both Loan Group I and Loan Group II both (I)(X) the average outstanding Principal Balance of the Mortgage Loans in each Loan Group delinquent 60 days or more over the last six months (including Mortgage Loans in foreclosure and Mortgage Loans the property of which is held by the Mortgage Trust Fund and acquired by foreclosure or deed in lieu of foreclosure), as a percentage of the related Class B Loan Group Component Balance, is less than 50% or (Y) the average outstanding Principal Balance of the Mortgage Loans in each Loan Group delinquent 60 days or more over the last six months (including Mortgage Loans in foreclosure and Mortgage Loans the property of which is held by the Mortgage Trust Fund and acquired by foreclosure or deed in lieu of foreclosure), as a percentage of the aggregate average outstanding Principal Balance of all Mortgage Loans in such Loan Group averaged over the last six months, does not exceed 2% and (II) Realized Losses on the Mortgage Loans in each Loan Group to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the first Distribution Date, are less than 30%, 35%, 40%, 45% or 50%, respectively, of the initial related Class B Loan Group Component Balance; and that the reductions described in clause (ii) above with respect to the Group IIA Prepayment Percentage shall not occur as of any Distribution Date unless for both Loan Group I and Loan Group II both (I)(X) the average outstanding Principal Balance of the Mortgage Loans in each Loan Group delinquent 60 days or more over the last six months (including Mortgage Loans in foreclosure and Mortgage Loans the property of which is held by the Mortgage Trust Fund and acquired by foreclosure or deed in lieu of foreclosure), as a percentage of the related Class B Loan Group Component Balance, is less than 50% or (Y) the average outstanding Principal Balance of the Mortgage Loans in each Loan Group delinquent 60 days or more over the last six months (including Mortgage Loans in foreclosure and Mortgage Loans the property of which is held by the Mortgage Trust Fund and acquired by foreclosure or deed in lieu of foreclosure), as a percentage of the aggregate average outstanding Principal Balance of all Mortgage Loans in such Loan Group averaged over the last six months, does not exceed 2% and (II) Realized Losses on the Mortgage Loans in each Loan Group to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the first Distribution Date, are less than 30%, 35%, 40%, 45% or 50%, respectively, of the initial related Class B Loan Group Component Balance. Upon reduction of the Class Principal Balance of the Group I Certificates (other than the Class IP-L Certificates) and the aggregate Class Principal Balance of the Residual Certificates, or the Class Principal Balance of the Group II Certificates (other than the Class IIP-L Certificates), as applicable, to zero, the Group IA Prepayment Percentage or Group IIA Prepayment Percentage related thereto will equal 0%. Notwithstanding the foregoing, if on any Distribution Date the Group IA Percentage or Group IIA Percentage exceeds the related Group IA Percentage or the Group IIA Percentage as of the Cut-Off Date, then both the Group IA Prepayment Percentage and the Group IIA Prepayment Percentage for such Distribution Date will equal 100%.

     If on any Distribution Date the allocation to the Group I Certificates (other than the Class IP-L Certificates) or the Group II Certificates (other than the Class IIP-L Certificates) of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of the Group I Certificates (other than the Class IP-L Certificates) or the Group II Certificates (other than the Class IIP-L Certificates), respectively, below zero, the Group IA Prepayment Percentage or Group IIA Prepayment Percentage, respectively, for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class IP-L Certificates will receive the Class IP Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Class IP Mortgage Loan, and the Class IIP-L Certificates will receive the Class IIP Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Class IIP Mortgage Loan.

     GROUP IA PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Group IA Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class IP-L Certificates pursuant to clause
(I)(a)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount"), (b) the Group IA Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class IP-L Certificates pursuant to clause (I)(a)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount") and (c) the Group IA Liquidation Amount.

     GROUP II CERTIFICATES: The Class IIPP1-L, Class IIPP2-L, Class IIPP3-L, Class IIPP4-L, Class IIPP5-L, Class IIX-L and Class IIP-L Certificates, collectively.

     GROUP II LOAN: The Mortgage Loans designated on the Mortgage Loan Schedule as Group II Loans.

     GROUP II SUBORDINATE AMOUNT: On any Distribution Date, the excess, if any, of the aggregate Principal Balance of the Group II Loans, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, and after giving effect to any Principal Prepayments distributed on the prior Distribution Date, over the then outstanding aggregate Class Principal Balance of the Group II Certificates.

     GROUP IIA CERTIFICATES: Class IIPP1-L, Class IIPP2-L, Class IIPP3-L, Class IIPP4-L and Class IIPP5-L Certificates, collectively.

     GROUP IIA LIQUIDATION AMOUNT: The aggregate of, for each Group II Loan which became a Liquidated Mortgage Loan during the Prior Period, the lesser of:
(i) the Group IIA Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class IIP Fraction thereof with respect to any Class IIP Mortgage Loan), and (ii) the Group IIA Prepayment Percentage of Liquidation Principal with respect to such Mortgage Loan.

     GROUP IIA PERCENTAGE: With respect to any Distribution Date, the lesser of
(i) 100% and (ii) the sum of the Class Principal Balances of the Group IIA Certificates divided by the aggregate Principal Balance of the Mortgage Loans in Loan Group II (reduced by the Class IIP-L Principal Balance), in each case immediately prior to such Distribution Date.

     GROUP IIA PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Group IIA Percentage of the Principal Payment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class IIP-L Certificates pursuant to clause
(I)(b)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount"), (b) the Group IIA Prepayment Percentage of the Principal Prepayment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class IIP-L Certificates pursuant to clause (I)(b)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount") and (c) the Group IIA Liquidation Amount.

     INDIRECT DTC PARTICIPANTS: Entities such as banks, brokers, dealers or trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

     INSURANCE PROCEEDS: Amounts paid or payable by the insurer under any Primary Insurance Policy or any other insurance policy (including any replacement policy permitted under this Agreement) covering any Mortgage Loan or Mortgaged Property, including, without limitation, any hazard insurance policy required pursuant to Section 3.07, any title insurance policy required pursuant to Section 2.03, and any FHA insurance policy or VA guaranty.

     INTEREST DISTRIBUTION AMOUNT: On any Distribution Date, for any Class of Mortgage Trust Certificates or First Level Certificate Trust Certificates or the Class R-1 or Class R-2 Certificates, the amount of interest accrued on the respective Class Principal Balance or, with respect to the Class IX-L Certificates, Class IIX-L Certificates, Class IX-M Certificates or Class IIX-M Certificates, the Class IX Notional Amount, the Class IIX Notional Amount, the Class IX Notional Amount or the Class IIX Notional Amount, respectively, at 1/12th of the related Remittance Rate for such Class during the Prior Period, in each case before giving effect to allocations of Realized Losses for the Prior Period or distributions to be made on such Distribution Date, reduced by Uncompensated Interest Shortfall and the interest portion of Realized Losses allocated to such Class pursuant to the definitions of "Uncompensated Interest Shortfall" and "Realized Loss," respectively. The Interest Distribution Amount for the Class IP-L, Class IIP-L, Class IP-M and Class IIP-M Certificates on any Distribution Date shall equal zero.

     INVESTMENT ACCOUNT: The commingled account (which shall be commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Certificate Trust Certificates) maintained by the Master Servicer in the trust department of the Investment Depository pursuant to Section 3.03 and which bears a designation acceptable to the Rating Agency.

     INVESTMENT DEPOSITORY: Chemical Bank, New York, New York or another bank or trust company designated from time to time by the Master Servicer. The Investment Depository shall at all times be an Eligible Institution.

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     JUNIOR SUBORDINATE CERTIFICATES: The Class B-4, Class B-5 and Class B-6
Certificates, collectively.

     LENDER: An institution from which the Company purchased any Mortgage Loan pursuant to a Selling and Servicing Contract.

     LIQUIDATED MORTGAGE LOAN: A Mortgage Loan as to which the Master Servicer or the applicable Servicer has determined in accordance with its customary servicing practices that all amounts which it expects to recover from or on account of such Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise have been recovered. For purposes of this definition, acquisition of a Mortgaged Property by the Mortgage Trust Fund shall not constitute final liquidation of the related Mortgage Loan.

     LIQUIDATION PRINCIPAL: The principal portion of Liquidation Proceeds received (exclusive of the portion thereof attributable to distributions to the Class IP-L and Class IIP-L Certificates pursuant to clauses (I)(a)(i) and
(I)(b)(i), respectively, of the definition of "First Level Certificate Trust Certificate Distribution Amount" herein) with respect to each Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the Prior Period.

     LIQUIDATION PROCEEDS: Amounts after deduction of amounts reimbursable under
Section 3.05(a)(i) and (ii) received and retained in connection with the liquidation of defaulted Mortgage Loans, whether through foreclosure or otherwise, other than Insurance Proceeds.

     LOAN GROUP: Loan Group I or Loan Group II, as applicable.

     LOAN GROUP I: The group of Mortgage Loans comprised of the Group I Loans.

     LOAN GROUP II: The group of Mortgage Loans comprised of the Group II Loans.

     LOAN-TO-VALUE RATIO: The original principal amount of a Mortgage Loan divided by the Original Value; however, references to "current Loan-to-Value Ratio" shall mean the then current Principal Balance of a Mortgage Loan divided by the Original Value.

     MASTER SERVICER: The Company, or any successor Master Servicer appointed as provided pursuant to Section 7.02, acting to service and administer the Mortgage Loans pursuant to Section 3.01.

     MASTER SERVICING FEE: The fee charged by the Master Servicer for supervising the mortgage servicing and advancing certain expenses, equal to a per annum rate set forth for each Mortgage Loan in Exhibit D on the outstanding Principal Balance of such Mortgage Loan, payable monthly from the Certificate Account.

     MONTHLY P&I ADVANCE: An advance of funds by the Master Servicer pursuant to
Section 4.03 or a Servicer pursuant to its Selling and Servicing Contract to cover delinquent principal and interest installments.

     MONTHLY PAYMENT: The scheduled payment of principal and interest on a Mortgage Loan (including any amounts due from a Buydown Fund, if any) which is due on the related Due Date for such Mortgage Loan.

     MORTGAGE: The mortgage, deed of trust or other instrument securing a Mortgage Note.

    MORTGAGE FILE: The following documents or instruments with respect to each Mortgage Loan transferred and assigned pursuant to Section 2.01:

        (i) The original Mortgage Note endorsed to "First Bank National Association, as Custodian/Trustee, without recourse" or to "First Bank National Association, as trustee for the benefit of the Holders from time to time of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-4, without recourse" and all intervening endorsements evidencing a complete chain of endorsements from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; in the event the Mortgage Notes or the assignments referred to in Section
    (iii)(2) of this definition of "Mortgage File" are endorsed or executed in blank as of the Closing Date, the Company shall, within 45 days of the Closing Date, cause such Mortgage Notes or assignments to be endorsed or executed pursuant to the terms set forth herein;

        (ii) The Buydown Agreement, if applicable;

        (iii) A Mortgage that is either

            (1) the original recorded Mortgage with recording information thereon for the jurisdiction in which the Mortgaged Property is located, together with a Mortgage assignment thereof in recordable form to "First Bank National Association, as Custodian/Trustee" or to "First Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-4" and all intervening assignments evidencing a complete chain of assignment, from the originator to the name holder or the payee endorsing the related Mortgage Note; or

            (2) a copy of the Mortgage which represents a true and correct reproduction of the original Mortgage and which has either been certified (i) on the face thereof by the public recording office in the appropriate jurisdiction in which the Mortgaged Property is located, or (ii) by the originator or Lender as a true and correct copy the original of which has been sent for recordation and an original Mortgage assignment thereof duly executed and acknowledged in recordable form to "First Bank National Association, as Custodian/Trustee" or to "First Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-4" and all intervening assignments evidencing a complete chain of assignment from the originator to the name holder or the payee endorsing the related Mortgage Note;

        (iv) A copy of (a) the title insurance policy, or (b) in lieu thereof, a title insurance binder, a copy of an attorney's title opinion, certificate or other evidence of title acceptable to the Company;

        (v) For any Mortgage Loan for which a Primary Insurance Policy is in effect as of the Cut-Off Date, as shown on the Mortgage Loan Schedule, an original commitment for, or certificate of, primary insurance issued by the applicable insurer; and

        (vi) For any Mortgage Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

    MORTGAGE INTEREST RATE: For any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

    MORTGAGE LOAN SCHEDULE: The schedule, as amended from time to time, of Mortgage Loans attached hereto as Exhibit D, which shall set forth as to each Mortgage Loan the following, among other things:

      (i) its loan number,

     (ii) its Loan Group,

    (iii) the address of the Mortgaged Property,

     (iv) the name of the Mortgagor,

      (v) the Original Value of the property subject to the Mortgage,

     (vi) the Principal Balance as of the Cut-Off Date,

    (vii) the Mortgage Interest Rate borne by the Mortgage Note,

   (viii) whether a Primary Insurance Policy is in effect as of the Cut-Off Date,

     (ix) the maturity of the Mortgage Note, and

      (x) the Servicing Fee and Master Servicing Fee.

    MORTGAGE LOANS: The Mortgages and the related Mortgage Notes, each transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as part of the Mortgage Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

    MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

    MORTGAGE POOL: All of the Mortgage Loans.

    MORTGAGE TRUST AVAILABLE DISTRIBUTION AMOUNT: For each of Loan Group I and Loan Group II, on any Distribution Date, the sum of the following amounts with respect to the Mortgage Loans in such Loan Group:

        (1) the total amount of all cash received by or on behalf of the Master Servicer with respect to such Mortgage Loans by the Determination
    Date for such Distribution Date and not previously distributed (including Monthly P&I Advances made by Servicers, proceeds of Liquidated Mortgage Loans and scheduled amounts of distributions from Buydown Funds respecting Buydown Loans, if any), except:

                (a) all scheduled payments of principal and interest
            collected but due on a date subsequent to the related
            Due Date;

                (b) all Curtailments on such Mortgage Loans received
            after the Prior Period (together with any interest payment received with such prepayments to the extent that it represents the payment of interest accrued on such a Mortgage Loan subsequent to the Prior Period);

                (c) all Payoffs on such Mortgage Loans received on
            or after the 15th day of the month of any such Determination Date (together with any interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on a Mortgage Loan subsequent to the Prior Period), and interest accrued during the period from the 1st to the 14th day of the month of such Determination Date and received with such Payoffs received during such period, which interest shall not be included in the calculation of the Mortgage Trust Available Distribution Amount for any Distribution Date;

                (d) Insurance Proceeds and Liquidation Proceeds
            received with respect to such Mortgage Loans after the Prior Period;

                (e) all amounts in the Certificate Account which are
            due and reimbursable to a Servicer or the Master
            Servicer pursuant to the terms of this Agreement;

                (f) the sum of the Master Servicing Fee and the
            Servicing Fee for each such Mortgage Loan; and

                (g) Excess Liquidation Proceeds relating to such
            Mortgage Loans;

        (2) the sum, to the extent not previously distributed, of the following amounts, to the extent advanced or received, as applicable, by the Master Servicer by the Distribution Date:

                (a) any Monthly P&I Advance made by the Master Servicer to the Trustee with respect to such Distribution Date relating to such Mortgage Loans; and

                (b) Compensating Interest relating to such Mortgage Loans; and

        (3) the total amount, to the extent not previously distributed, of all cash received by the Distribution Date by the Trustee, in respect of a Purchase Obligation under Section 2.02 and Section 2.03 relating to any such Mortgage Loan.

    MORTGAGE TRUST CERTIFICATE DISTRIBUTION AMOUNT: For any Distribution Date, the Mortgage Trust Available Distribution Amount shall be distributed to the Mortgage Trust Certificates and the Class R-1 Certificates in the following amounts and priority:

    (a) To the extent of the Mortgage Trust Available Distribution Amount for Loan Group I:

        (i) First, to the Class IP-M Certificates, the aggregate for all Class IP Mortgage Loans of the product for each Class IP Mortgage Loan of the applicable Class IP Fraction and the sum of (x) scheduled payments of principal on such Class IP Mortgage Loan due on or before the related
    Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class IP Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price pursuant to a Purchase
    Obligation or any repurchase of a Mortgage Loan permitted hereunder and
    (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class IP Mortgage Loan during the Payoff Period;

        (ii) Second, to the Class IX-M, Class Y-1, Class Z-1 and Class R-1 Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

        (iii) Third, to the Class IX-M, Class Y-1, Class Z-1 and Class R-1 Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

        (iv) Fourth, to the Class R-1 Certificates until the Class R-1 Principal Balance has been reduced to zero;

        (v) Fifth, to the Class Y-1 and Class Z-1 Certificates, the Class Y-1 Principal Distribution Amount and the Class Z-1 Principal Distribution Amount, respectively;

    (b) To the extent of the Mortgage Trust Available Distribution Amount for Loan Group II:

        (i) First, to the Class IIP-M Certificates, the aggregate for all Class IIP Mortgage Loans of the product for each Class IIP Mortgage Loan of the applicable Class IIP Fraction and the sum of (x) scheduled payments of principal on such Class IIP Mortgage Loan due on or before the related
    Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class IIP Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price pursuant to a Purchase
    Obligation or any repurchase of a Mortgage Loan permitted hereunder and
    (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class IIP Mortgage Loan during the Payoff Period;

        (ii) Second, to the Class IIX-M, Class Y-2 and Class Z-2 Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution
    Dates, pro rata according to their respective shares of such unpaid amounts;

        (iii) Third, to the Class IIX-M, Class Y-2 and Class Z-2 Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

        (iv) Fourth, to the Class Y-2 and Class Z-2 Certificates, the Class Y-2 Principal Distribution Amount and the Class Z-2 Principal Distribution Amount, respectively; and

    (c) To the Class R-1 Certificates, the Residual Distribution Amount for such Distribution Date.

     MORTGAGE TRUST CERTIFICATES: The Class Y-1, Class Y-2, Class Z-1, Class Z-2, Class IX-M, Class IIX-M, Class IP-M and Class IIP-M Certificates issued pursuant to this Agreement.

     MORTGAGE TRUST FUND: The corpus of the trust created pursuant to Section
2.01 of this Agreement. The Mortgage Trust Fund consists of (i) the Mortgage Loans and all rights pertaining thereto; (ii) such assets as from time to time may be held by the Trustee (or its duly appointed agent including the Investment Depository) in the Certificate Account or the Investment Account (except amounts representing the Master Servicing Fee or the Servicing Fee); (iii) such assets as from time to time may be held by Servicers in a Custodial Account for P&I related to the Mortgage Loans (except amounts representing the Master Servicing Fee or the Servicing Fee); (iv) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure after the Cut-Off Date; and (v) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool.

     MORTGAGED PROPERTY: The real property, together with improvements thereto, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

     MORTGAGOR: The obligor on a Mortgage Note.

     NONRECOVERABLE ADVANCE: Any advance which the Master Servicer shall determine to be a Nonrecoverable Advance pursuant to Section 4.04 and which was, or is proposed to be, made by (i) the Master Servicer or (ii) a Servicer pursuant to its Selling and Servicing Contract.

     NON-U.S. PERSON: A Person that is not a U.S. Person.

     OTS: The Office of Thrift Supervision, or any successor thereto.

     OFFICER'S CERTIFICATE: A certificate signed by the Chairman of the Board, the President, a Vice President, or the Treasurer of the Master Servicer and delivered to the Trustee.

     OPINION OF COUNSEL: A written opinion of counsel, who shall be reasonably acceptable to the Trustee and who may be counsel for the Company or the Master Servicer.

     ORIGINAL VALUE: With respect to any Mortgage Loan other than a Mortgage Loan originated for the purpose of refinancing an existing mortgage debt, the lesser of (a) the Appraised Value (if any) of the Mortgaged Property at the time the Mortgage Loan was originated or (b) the purchase price paid for the Mortgaged Property by the Mortgagor. With respect to a Mortgage Loan originated for the purpose of refinancing existing mortgage debt, the Original Value shall be equal to the Appraised Value of the Mortgaged Property at the time the Mortgage Loan was originated or the appraised value at the time the refinanced mortgage debt was incurred.

     OWNERSHIP INTEREST: As defined in Section 5.01(b).

     PASS-THROUGH ENTITY: As defined in Section 5.01(b).

     PASS-THROUGH RATE: For each Mortgage Loan, a rate equal to the Mortgage Interest Rate for such Mortgage Loan less the applicable per annum percentage rates related to each of the Servicing Fee and the Master Servicing Fee. For each Mortgage Loan, any calculation of monthly interest at such rate shall be based upon annual interest at such rate (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid Principal Balance of the related Mortgage Loan divided by twelve, and any calculation of interest at such rate by reason of a Payoff shall be based upon annual interest at such rate on the outstanding Principal Balance of the related Mortgage Loan multiplied by a fraction, the numerator of which is the number of days elapsed from the Due Date of the last scheduled payment of principal and interest to, but not including, the date of such Payoff, and the denominator of which is (a) for Payoffs received on a Due Date, 360, and (b) for all other Payoffs, 365.

     PAYING AGENT: Any paying agent appointed by the Trustee pursuant to
Section 8.12.

     PAYOFF: Any Mortgagor payment of principal on a Mortgage Loan equal to the entire outstanding Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

     PAYOFF EARNINGS: For any Distribution Date with respect to each Mortgage Loan on which a Payoff was received by the Master Servicer during the Payoff Period, the aggregate of the interest earned by the Master Servicer from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses).

     PAYOFF INTEREST: For any Distribution Date with respect to a Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Pass-Through Rate from the first day of the month of distribution through the day of receipt thereof; to the extent (together with Payoff Earnings and the aggregate Master Servicing Fee) not required to be distributed as Compensating Interest on such Distribution Date, Payoff Interest shall be payable to the Master Servicer as additional servicing compensation.

     PAYOFF PERIOD: With respect to the first Distribution Date, the period from the Cut-Off Date through July 14, 1997, inclusive; and with respect to any Distribution Date thereafter, the period from the 15th day of the Prior Period through the 14th day of the month of such Distribution Date, inclusive.

     PERCENTAGE INTEREST: (a) With respect to the right of each Certificate of a particular Class in the distributions allocated to such Class, "Percentage Interest" shall mean the percentage undivided beneficial ownership interest evidenced by such Certificate of such Class, which percentage shall equal:

          (i) with respect to any Certificate (other than the Residual, Class IX, Class IX-L, Class IX-M, Class IIX, Class IIX-L, Class IIX-M and Class IIPP-6 Certificates), its Certificate Principal Balance divided by the applicable Class Principal Balance;

          (ii) with respect to the Class IX, Class IX-L, Class IX-M, Class IIX, Class IIX-L, Class IIX-M and Class IIPP-6 Certificates, the percentage resulting from the division of (a) the portion of the respective Class Notional Amount as of the Cut-Off Date evidenced by such Certificate, as set forth on the face of such Certificate by (b) such respective Class Notional Amount as of the Cut-Off Date; and

          (iii) with respect to the Residual Certificates, the percentage set forth on the face of such Certificate.

     (b) With respect to the rights of each Certificate in connection with Sections 5.09, 7.01, 8.01(c), 8.02, 8.07, 10.01 and 10.03, "Percentage Interest"
shall mean the percentage undivided beneficial interest evidenced by such Certificate in the Certificate Trust Fund, which for purposes of such rights only shall equal:

          (i) with respect to any Class of Certificate Trust Certificates (other than the Class IX, Class IIX or Class IIPP-6 Certificates), the product of
     (x) ninety-seven percent (97%) and (y) the percentage calculated by dividing its Certificate Principal Balance by the Aggregate Certificate Principal Balance of the Certificate Trust Certificates; PROVIDED, HOWEVER, that the percentage in (x) above shall be increased by one percent (1%) upon each retirement of the Class of Class IX, Class IIX and Class IIPP-6 Certificates.

          (ii) with respect to any Class of Class IX, Class IIX or Class IIPP-6 Certificate, one percent (1%) of such Certificate's Percentage Interest as calculated by paragraph (a)(ii) of this definition; and

          (iii) with respect to the Class R Certificates, zero.

     PERMITTED TRANSFEREE: With respect to the holding or ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) any Person from whom the Trustee has not received an affidavit to the effect that it is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Code, and (vi) any other Person so designated by the Company based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

     PERSON: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     PREPAID MONTHLY PAYMENT: Any Monthly Payment received prior to its scheduled Due Date, which is intended to be applied to a Mortgage Loan on its scheduled Due Date and held in the related Custodial Account for P&I until the Withdrawal Date following its scheduled Due Date.

     PRIMARY INSURANCE POLICY: A policy of mortgage guaranty insurance, if any, on an individual Mortgage Loan, providing coverage as required by
Section 2.03(xi).

     PRINCIPAL BALANCE: Except for purposes of the definitions of Class B Loan Group Component Percentage, Class B Percentage, Class IPP-4 Liquidation Amount, Class IPP-4 Percentage, Class IIPP-3 Liquidation Amount, Class IIPP-3 Percentage, Class IX Notional Amount, Class IIX Notional Amount, First Level Certificate Trust Certificate Distribution Amount, Group I Subordinate Amount, Group IA Liquidation Amount, Group IA Percentage, Group II Subordinate Amount, Group IIA Liquidation Amount, Group IIA Percentage and Realized Loss, at the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all principal payments due on or before the Cut-Off Date whether or not paid, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

     For purposes of the definitions of Class B Loan Group Component Percentage, Class B Percentage, Class IPP-4 Liquidation Amount, Class IPP-4 Percentage, Class IIPP-3 Liquidation Amount, Class IIPP-3 Percentage, First Level Certificate Trust Certificate Distribution Amount, Group I Subordinate Amount, Group IA Liquidation Amount, Group IA Percentage, Group II Subordinate Amount, Group IIA Liquidation Amount, Group IIA Percentage and Realized Loss, at the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all principal payments due on or before the Cut-Off Date whether or not paid, reduced by all amounts distributed or (except when such determination occurs earlier in the month than the Distribution Date) to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan. "Principal Balance" as defined in this paragraph is the "Stated Principal Balance" referred to in the Prospectus.

     For purposes of the definitions of Class IX Notional Amount and Class IIX Notional Amount, "Principal Balance" shall mean, on any Distribution Date, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all principal payments due on or before the Cut-Off Date whether or not paid, reduced by
(i) all principal payments due on or before the second preceding Due Date, whether or not received, and (ii) all Principal Prepayments and the portion applicable to principal of any Liquidation Proceeds received on or before the second preceding Due Date.

     In the case of a Substitute Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Substitute Mortgage Loan transferred to the Mortgage Trust Fund on the date of substitution, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Substitute Mortgage Loan.

     The Principal Balance of a Mortgage Loan (including a Substitute Mortgage Loan) shall not be adjusted solely by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period. Whenever a Realized Loss has been incurred with respect to a Mortgage Loan during a calendar month, the Principal Balance of such Mortgage Loan shall be reduced by the amount of such Realized Loss as of the Distribution Date next following the end of such calendar month after giving effect to the allocation of Realized Losses and distributions of principal to the Certificates.

     PRINCIPAL PAYMENT: Any payment of principal on a Mortgage Loan other than a Principal Prepayment.

     PRINCIPAL PAYMENT AMOUNT: On any Distribution Date and for any Loan Group, the sum with respect to the Mortgage Loans in such Loan Group of (i) the scheduled principal payments on the Mortgage Loans due on the related Due Date, (ii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan which was repurchased by the Company pursuant to a Purchase Obligation or as permitted by this Agreement during the Prior Period, and (iii) any other unscheduled payments of principal which were received with respect to any Mortgage Loan during the Prior Period, other than Payoffs, Curtailments and Liquidation Principal.

     PRINCIPAL PREPAYMENT: Any payment of principal on a Mortgage Loan which constitutes a Payoff or a Curtailment.

     PRINCIPAL PREPAYMENT AMOUNT: On any Distribution Date and for any Loan Group, the sum with respect to the Mortgage Loans in such Loan Group of (i) Curtailments received during the Prior Period from the Mortgage Loans and
(ii) Payoffs received during the Payoff Period from the Mortgage Loans.

     PRIOR PERIOD: The calendar month immediately preceding any Distribution
Date.

     PRO RATA ALLOCATION: The allocation of the interest and principal portions of Realized Losses among or between specified Classes of First Level Certificate Trust Certificates as follows: the principal portion of Realized Losses on the Mortgage Loans to the outstanding Classes of Certificates, other than the Class IP-L and Class IIP-L Certificates, pro rata according to their respective Class Principal Balances, in reduction thereof; PROVIDED, HOWEVER, that in each case if the loss is recognized with respect to a Class IP or Class IIP Mortgage Loan, the Class IP or Class IIP Fraction of such loss will first be allocated to the Class IP-L or Class IIP-L Certificates, respectively, and the remainder of such loss will be allocated as described above to the other outstanding Classes of Certificates; and for the interest portion of Realized Losses on the Mortgage Loans, to the outstanding Classes of Certificates, other than the Class IP-L and Class IIP-L Certificates, pro rata according to the amount of interest accrued but unpaid on each such Class of Certificates, in reduction thereof, and then pro rata according to the respective Class Principal Balances of each such Class of Certificates, in reduction thereof. Any losses allocated among First Level Certificate Trust Certificates pursuant to this definition of "Pro Rata Allocation" shall also be allocated to the Corresponding Class of Certificate Trust Certificates in the same manner and amounts as they reduce such attributes of the Corresponding Class of First Level Certificate Trust Certificates; PROVIDED, HOWEVER, that the interest portion of such losses allocated to the Class IIPP3-L Certificates and applied to reduce the Interest Distribution Amount thereof shall be allocated to the Class IIPP-3 and Class IIPP-6 Certificates in reduction of the distribution to such Certificates pursuant to clause (i)(C) of the definition of "Certificate Trust Certificate Distribution Amount," pro rata according to the allocation set forth in such clause.

     PURCHASE OBLIGATION: An obligation of the Company to repurchase Mortgage Loans under the circumstances and in the manner provided in Section 2.02 or
Section 2.03.

     PURCHASE PRICE: With respect to any Mortgage Loan to be purchased pursuant to a Purchase Obligation, an amount equal to the sum of the Principal Balance thereof, and unpaid accrued interest thereon, if any, to the last day of the calendar month in which the date of repurchase occurs at a rate equal to the applicable Pass-Through Rate; provided, however, that no Mortgage Loan shall be purchased or required to be purchased pursuant to
Section 2.03, or more than two years after the Closing Date under Section 2.02, unless (a) the Mortgage Loan to be purchased is in default, or default is in the judgment of the Company reasonably imminent, or (b) the Company, at its expense, delivers to the Trustee an Opinion of Counsel to the effect that the purchase of such Mortgage Loan will not give rise to a tax on a prohibited transaction, as defined in Section 860F(a) of the Code; provided, further, that in the case of clause (b) above, the Company will use its reasonable efforts to obtain such Opinion of Counsel if such opinion is obtainable.

     QUALIFIED INSURER: A mortgage guaranty insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the Primary Insurance Policies and approved as an insurer by FHLMC or FNMA and the Master Servicer. A Qualified Insurer must have the rating required by the Rating Agency.

     RATING AGENCY: Initially, each of Fitch and S&P, thereafter, each nationally recognized statistical rating organization that has rated the Certificate Trust Certificates and the Residual Certificates at the request of the Company, or their respective successors in interest.

     RATINGS: As of any date of determination, the ratings, if any, of the Certificate Trust Certificates and the Residual Certificates as assigned by the Rating Agency.

     REALIZED LOSS: For any Distribution Date, with respect to any Mortgage Loan which became a Liquidated Mortgage Loan during the related Prior Period, the sum of (i) the principal balance of such Mortgage Loan remaining outstanding and the principal portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the principal portion of such Realized Loss), and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the interest portion of such Realized Loss). For any Distribution Date, with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the related Due Date. In addition, on each Distribution Date prior to the Credit Support Depletion Date, if on such Distribution Date after giving effect to the principal distributions and allocations of Realized Losses as otherwise described in this definition, the aggregate Class Principal Balance of all outstanding Classes of Certificates exceeds the aggregate Principal Balance of the Mortgage Loans as of such Distribution Date, then the principal portion of Realized Losses shall include an amount equal to the excess of such aggregate Class Principal Balance over such aggregate Principal Balance.

     Realized Losses, Special Hazard Losses, Fraud Losses and Bankruptcy Losses shall be allocated to the Mortgage Trust Certificates as follows: The interest portion of Realized Losses, if any, shall be allocated among the Classes of Mortgage Trust Certificates related to such Loan Group pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof. Any interest portion of Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such Loan Group and allocated pursuant to the succeeding sentences. The applicable Class P Fraction of any principal portion of Realized Losses attributable to a Class P Mortgage Loan in the Loan Group shall be allocated to the related Class P-M Certificates in reduction of the principal balance thereof. The remainder of the principal portion of Realized Losses shall be allocated, first, to the Class Y Certificates related to the Loan Group to the extent of the applicable Class Y Principal Reduction Amount in reduction of the Class Principal Balance of such Certificates and, second, the remainder, if any, of such principal portion of Realized Losses shall be allocated to the related Class Z Certificates in reduction of the Class Principal Balance thereof.

     Realized Losses, Special Hazard Losses, Fraud Losses and Bankruptcy Losses allocated to any Class of First Level Certificate Trust Certificates shall also be allocated to the Corresponding Class of Certificate Trust Certificates and applied to reduce the Class Principal Balance for such Class of Certificate Trust Certificates in the same manner and amounts as they reduce such attributes of the Corresponding Class of First Level Certificate Trust Certificates; PROVIDED, HOWEVER, that the interest portion of such losses allocated to the Class IIPP3-L Certificates shall be allocated to the Class IIPP-3 and Class IIPP-6 Certificates in accordance with the proviso to the second sentence of the definition of "Pro Rata Allocation" herein.

     Except for Special Hazard Losses in excess of Special Hazard Coverage, Fraud Losses in excess of Fraud Coverage and Bankruptcy Losses in excess of Bankruptcy Coverage, Realized Losses shall be allocated among the First Level Certificate Trust Certificates (i) for Realized Losses allocable to principal
(a) first, to the Class B6-L Certificates, until the Class B6-L Principal Balance has been reduced to zero, (b) second, to the Class B5-L Certificates, until the Class B5-L Principal Balance has been reduced to zero, (c) third, to the Class B4-L Certificates, until the Class B4-L Principal Balance has been reduced to zero, (d) fourth, to the Class B3-L Certificates, until the Class B3-L Principal Balance has been reduced to zero, (e) fifth, to the Class B2-L Certificates, until the Class B2-L Principal Balance has been reduced to zero, (f) sixth, to the Class B1-L Certificates, until the Class B1-L Principal Balance has been reduced to zero, and (g) seventh, (x) in the case of losses on the Group I Loans, to the outstanding Classes of Group IA and Class R-2 Certificates, pro rata according to their respective Class Principal Balances, and (y) in the case of losses on the Group II Loans, to the outstanding Classes of Group IIA Certificates, pro rata according to their respective Class Principal Balances; PROVIDED, HOWEVER, that in each case if the loss is recognized with respect to a Class IP or Class IIP Mortgage Loan, the Class IP or Class IIP Fraction of such loss will first be allocated to the Class IP-L or Class IIP-L Certificates, respectively, and the remainder of such loss will be allocated as described above in this clause (i); and (ii) for Realized Losses allocable to interest (a) first, to the Class B6-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B6-L Principal Balance, (b) second, to the Class B5-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B5-L Principal Balance,
(c) third, to the Class B4-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B4-L Principal Balance,
(d) fourth, to the Class B3-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B3-L Principal Balance, (e) fifth, to the Class B2-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B2-L Principal Balance, (f) sixth, to the Class B1-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B1-L Principal Balance, and (g) seventh, (x) in the case of losses on a Group I Loan, to the Group IA, Class IX-L and Class R-2 Certificates, pro rata according to accrued but unpaid interest thereon and then pro rata according to their Class Principal Balances in reduction of their respective Class Principal Balances, as applicable, and (y) in the case of losses on a Group II Loan, to the Group IIA and Class IIX-L Certificates, pro rata according to accrued but unpaid interest thereon and then pro rata according to their Class Principal Balances in reduction of their respective Class Principal Balances, as applicable.

     Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage, and Bankruptcy Losses in excess of the Bankruptcy Coverage shall be allocated among all Classes of First Certificate Trust Certificates by Pro Rata Allocation.

     RECORD DATE: The last Business Day of the month immediately preceding the month of the related Distribution Date.

     REGULAR INTEREST CERTIFICATES: (i) with respect to the Mortgage Trust Fund, the Mortgage Trust Certificates, (ii) with respect to the First Level Certificate Trust Fund, the First Level Certificate Trust Certificates and
(iii) with respect to the Certificate Trust Fund, the Certificate Trust Certificates.

     REMIC: A real estate mortgage investment conduit, as such term is defined in the Code.

     REMIC PROVISIONS: Sections 860A through 860G of the Code, related Code provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REMITTANCE RATE: For each Class of Certificates, the per annum rate set forth as the Remittance Rate for such Class in the Preliminary Statement hereto.

     RESIDUAL CERTIFICATES: (i) with respect to the Mortgage Trust Fund, the Class R-1 Certificates, which are being issued in a single class, (ii) with respect to the First Level Certificate Trust Fund, the Class R-2 Certificates, which are being issued in a single class and (iii) with respect to the Certificate Trust Fund, the Class R Certificates, which are being issued in a single class. The Class R, Class R-1 and Class R-2 Certificates are hereby designated the sole Class of "residual interests" in the REMIC related to the Certificate Trust Fund, Mortgage Trust Fund and First Level Certificate Trust Fund, respectively, for purposes of Section 860G(a)(2) of the Code.

     RESIDUAL DISTRIBUTION AMOUNT: On any Distribution Date, with respect to the Class R-1 Certificates, any portion of the Mortgage Trust Available Distribution Amount for a Loan Group remaining after all distributions to the related Mortgage Trust Certificates and Class R-1 Certificates, or, with respect to the Class R-2 Certificates, any portion of the First Level Certificate Trust Available Distribution Amount for a Loan Group remaining after all distributions to the related First Level Certificate Trust Certificates and Class R-2 Certificates, or, with respect to the Class R Certificates, any portion of the Certificate Trust Available Distribution Amount for a Loan Group remaining after all distributions to the related Certificate Trust Certificates and Class R Certificates. Upon termination of the obligations created by this Agreement and the Mortgage Trust Fund, First Level Certificate Trust Fund and Certificate Trust Fund created hereby, the amounts which remain on deposit in the Certificate Account with respect to the Class R-1 Certificates after payment to the Holders of the Mortgage Trust Certificates of the amounts set forth in Section 9.01 of this Agreement, and subject to the conditions set forth therein.

     RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to and working in its Corporate Trust Department or similar group and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., provided that at any time it be a Rating Agency.

     SECURITIES ACT: The Securities Act of 1933, as amended.

     SELLING AND SERVICING CONTRACT: (a) The contract (including the PNC Mortgage Securities Corp. Selling Guide and PNC Mortgage Securities Corp. Servicing Guide to the extent incorporated by reference therein) between the Master Servicer and a Person relating to the sale of the Mortgage Loans to the Company and the servicing of such Mortgage Loans, on behalf of the Master Servicer for the benefit of the Certificateholders, which contract is substantially in the form of Exhibit E hereto, as such contract may be amended or modified; provided, however, that any such amendment or modification shall not materially adversely affect the interests and rights of Certificateholders; and (b) any other similar contract providing substantially similar rights and benefits as those provided by the form of contract attached as Exhibit E hereto.

     SENIOR CERTIFICATES: The Class A Certificates that are First Level Certificate Trust Certificates, Class IP-L, Class IX-L, Class IIP-L, Class IIX-L, Class R-L and Class R-2 Certificates, collectively.

     SENIOR SUBORDINATE CERTIFICATES: The Class B1-L, Class B2-L and Class B3-L Certificates, collectively.

     SERVICER: A mortgage loan servicing institution to which the Master Servicer has assigned servicing duties with respect to any Mortgage Loan under a Selling and Servicing Contract; provided, however, the Master Servicer may designate itself or one or more other mortgage loan servicing institutions as Servicer upon termination of an initial Servicer's servicing duties.

     SERVICING FEE: For each Mortgage Loan, the fee paid to the Servicer thereof to perform primary servicing functions for the Master Servicer with respect to such Mortgage Loan, equal to the per annum rate set forth for each Mortgage Loan in the Mortgage Loan Schedule on the outstanding Principal Balance of such Mortgage Loan.

     SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

     SPECIAL HAZARD COVERAGE: The Special Hazard Coverage Initial Amount less Special Hazard Losses allocated to the Certificates and the amount of any scheduled reduction in the amount of Special Hazard Coverage as follows: on each anniversary of the Cut-Off Date, the Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans located in the single California zip code area containing the largest aggregate principal balance of the Mortgage Loans, (b) 1% of the aggregate unpaid principal balance of the Mortgage Loans and (c) twice the unpaid principal balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month, and (2) the Special Hazard Coverage Initial Amount as reduced by the Special Hazard Losses allocated to the Certificates since the Cut-Off Date. Special Hazard Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency.

     SPECIAL HAZARD COVERAGE INITIAL AMOUNT: $7,615,560.

     SPECIAL HAZARD LOSS: The occurrence of any direct physical loss or damage to a Mortgaged Property not covered by a standard hazard maintenance policy with extended coverage which is caused by or results from any cause except: (i) fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, aircraft, vehicles, smoke, sprinkler leakage, except to the extent of that portion of the loss which was uninsured because of the application of a co-insurance clause of any insurance policy covering these perils; (ii) normal wear and tear, gradual deterioration, inherent vice or inadequate maintenance of all or part thereof; (iii) errors in design, faulty workmanship or materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss; (iv) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by this definition of Special Hazard Loss; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power (DE JURE or DE FACTO), or by an authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; (vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence; or (viii) seizure or destruction under quarantine or customs regulations, or confiscation by order of any government or public authority.

     STEP DOWN PERCENTAGE: For any Distribution Date, the percentage indicated below:

          Distribution Date Occurring In   Step Down Percentage
          ------------------------------   --------------------
          July 1997 through June 2002             0%
          July 2002 through June 2003            30%
          July 2003 through June 2004            40%
          July 2004 through June 2005            60%
          July 2005 through June 2006            80%
          July 2006 and thereafter                    100%

     STRIPPED INTEREST RATE: For each Group I Loan, the excess, if any, of the Pass-Through Rate for such Mortgage Loan over 7.000% and for each Group II Loan, the excess, if any, of the Pass-Through Rate for such Mortgage Loan over 7.500%.

     SUBORDINATE CERTIFICATES: The Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L and Class B6-L Certificates, collectively.

     SUBORDINATE LIQUIDATION AMOUNT: The excess, if any, of the aggregate of Liquidation Principal for all Mortgage Loans which became Liquidated Mortgage Loans during the Prior Period, over the sum of the Group IA Liquidation Amount and the Group IIA Liquidation Amount for such Distribution Date.

     SUBORDINATE PERCENTAGE: On any Distribution Date for Loan Group I, the excess of 100% over the Group IA Percentage, and on any Distribution Date for Loan Group II, the excess of 100% over the Group IIA Percentage.

     SUBORDINATE PREPAYMENT PERCENTAGE: On any Distribution Date for Loan Group I, the excess of 100% over the Group IA Prepayment Percentage, and on any Distribution Date for Loan Group II, the excess of 100% over the Group IIA Prepayment Percentage.

     SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the excess of (A) the sum of (a) the Subordinate Percentage for Loan Group I of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class IP-L Certificates pursuant to clause (I)(a)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount"), (b) the Subordinate Percentage for Loan Group II of the Principal Payment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class IIP-L Certificates pursuant to clause (I)(b)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount"), (c) the Subordinate Prepayment Percentage for Loan Group I of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to the Class IP-L Certificates pursuant to clause (I)(a)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount"), (d) the Subordinate Prepayment Percentage for Loan Group II of the Principal Prepayment Amount for Loan Group II (exclusive of the portion thereof attributable to principal distributions to the Class IIP-L Certificates pursuant to clause (I)(b)(i) of the definition of "First Level Certificate Trust Certificate Distribution Amount") and (e) the Subordinate Liquidation Amount over (B) the sum of (x) the amounts required to be distributed to the Class IP-L and Class IIP-L Certificates pursuant to clauses (I)(a)(v) and (I)(a)(vi) and (I)(b)(v) and
(I)(b)(vi), as applicable, of the definition of "First Level Certificate Trust Certificate Distribution Amount" on such Distribution Date, (y) in the event that the Class Principal Balance of either the Group IA or Group IIA Certificates has been reduced to zero, principal paid from the First Level Certificate Trust Available Distribution Amount of the Loan Group related to such Class A Certificates to the remaining Class A Certificates as described in the last sentence of paragraph (I) of the definition of "First Level Certificate Trust Certificate Distribution Amount" and (z) the amounts in respect of principal paid from the First Level Certificate Trust Available Distribution Amount of an Overcollateralized Group to an Undercollateralized Group as described in the last sentence of paragraph (I) of the definition of "First Level Certificate Trust Certificate Distribution Amount." On any Distribution Date, the Subordinate Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, among the Classes of Subordinate Certificates and paid in the order of distribution to such Classes pursuant to clause (I) in the definition of "First Level Certificate Trust Certificate Distribution Amount" herein. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Subordinate Certificates is less than such percentage as of the Cut-Off Date, the pro rata portion of the Subordinate Principal Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be distributed to the most senior Class of the Subordinate Certificates for which the Subordination Level is less than such percentage as of the Cut-Off Date, and to the Classes of Subordinate Certificates senior thereto, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level," the relative seniority, from highest to lowest, of the Classes of Subordinate Certificates shall be as follows: Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L and Class B6-L.

     SUBORDINATION LEVEL: On any specified date, with respect to any of the Class B Certificates, the percentage obtained by dividing the sum of the Class Principal Balances of the Classes of First Level Certificate Trust Certificates which are subordinate in right of payment to such Class (provided that no Class of Certificates shall be subordinate in right of payment to the Class B6-L Certificates) by the aggregate of the Class Principal Balances of all Classes of First Level Certificate Trust Certificates as of such date prior to giving effect to distributions of principal or interest or allocations of Realized Losses on the Mortgage Loans on such date.

     SUBSTITUTE MORTGAGE LOAN: As defined in Section 2.02.

     TAX MATTERS PERSON: The Holder of the Class R-1 Certificate, with respect to the Mortgage Trust Fund, the Class R-2 Certificate, with respect to the First Level Certificate Trust Fund, and the Class R Certificate, with respect to the Certificate Trust Fund, in each case issued hereunder having an Authorized Denomination of 0.01% or any Permitted Transferee of such Class R-1, Class R-2 or Class R Certificateholder. If the Tax Matters Person for the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund becomes a Disqualified Organization, the last preceding Holder of such Authorized Denomination of the Class R-1, Class R-2 and Class R Certificate, as applicable, that is not a Disqualified Organization shall be Tax Matters Person for such trust pursuant to Section 5.01(c). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

     TERMINATION DATE: As defined in Section 9.01(b).

     TERMINATION PAYMENT: As defined in Section 9.01(b).

     TRANSFER: As defined in Section 5.01(b).

     TRANSFEREE: As defined in Section 5.01(b).

     TRANSFEREE AFFIDAVIT AND AGREEMENT: As defined in Section 5.01(c)(i)(B).

     TRUSTEE: First Bank National Association, or its successor-in-interest as provided in Section 8.09, or any successor trustee appointed as herein provided.

     UNCOLLECTED INTEREST: With respect to any Distribution Date for any Mortgage Loan on which a Payoff was made by a Mortgagor during the related Payoff Period, except for Payoffs received during the period from the first through the 14th day of the month of such Distribution Date, an amount equal to one month's interest at the applicable Pass-Through Rate on such Mortgage Loan less the amount of interest actually paid by the Mortgagor with respect to such Payoff.

     UNCOMPENSATED INTEREST SHORTFALL: With respect to a Loan Group, for any Distribution Date, the excess, if any, of (i) the sum of (a) aggregate Uncollected Interest with respect to the Mortgage Loans comprising such Loan Group and (b) aggregate Curtailment Shortfall with respect to the Mortgage Loans comprising such Loan Group over (ii) Compensating Interest with respect to such Loan Group, which excess for each Loan Group shall be allocated both
(x) to the Classes of Mortgage Trust Certificates and Class R-1 Certificates related to such Loan Group pro rata according to the amount of interest accrued thereon in reduction thereof and (y) in the case of (a) Loan Group I, to the Classes of Group I Certificates, the Class R-2 Certificates and the Class B Certificates pro rata according to the amount of interest accrued thereon with respect to Loan Group I in reduction thereof and (b) Loan Group II, to the Classes of Group II Certificates and Class B Certificates pro rata according to the amount of interest accrued thereon with respect to Loan Group II in reduction thereof.

     UNDERWRITER:  Donaldson, Lufkin & Jenrette Securities Corporation.

     UNDERWRITING STANDARDS: The underwriting standards of the Company or First Nationwide Mortgage Corp., as applicable.

     UNINSURED CAUSE: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.07.

     U.S. PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust.

     VA: The Department of Veterans Affairs, formerly known as the Veterans Administration, or any successor thereto.

     WITHDRAWAL DATE: Any day during the period commencing on the 18th day of the month of the related Distribution Date (or if such day is not a Business Day, the immediately preceding Business Day) and ending on the last Business Day prior to the 21st day of the month of such Distribution Date.

     15-YEAR PREMIUM RATE MORTGAGE LOANS: The Group I Loans having Pass-Through Rates in excess of 7.000% per annum.

     30-YEAR PREMIUM RATE MORTGAGE LOANS: The Group II Loans having Pass-Through Rates in excess of 7.500% per annum.


                                   ARTICLE II

        CONVEYANCE OF THE TRUST FUNDS; REMIC ELECTION AND DESIGNATIONS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. CONVEYANCE OF THE MORTGAGE TRUST FUND; REMIC ELECTION AND DESIGNATIONS.

     Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Holders of the Mortgage Trust Certificates and the Class R-1 Certificates, without recourse, all the Company's right, title and interest in and to the Mortgage Trust Fund, including but not limited to all scheduled payments of principal and interest due after the Cut-Off Date and received by the Company with respect to the Mortgage Loans at any time, and all Principal Prepayments received by the Company after the Cut-Off Date (such transfer and assignment by the Company to be referred to herein as the "Conveyance"). The Trustee hereby accepts the trust created hereby and acknowledges that it holds the Mortgage Loans for the benefit of the Holders of the Mortgage Trust Certificates and the Class R-1 Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the Conveyance of the Mortgage Trust Fund to the Trustee by the Company as provided in this Section 2.01 be, and be construed as, an absolute sale of the Mortgage Trust Fund. It is, further, not the intention of the parties that such Conveyance be deemed a pledge of the Mortgage Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Mortgage Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Trust Fund, then

          (a) this Agreement shall be deemed to be a security agreement;

          (b) the Conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

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

               (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to any of the property described in (x) and (y) below: (x) the Mortgage Loans including the Mortgage Notes, related Mortgages, and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule as defined herein, including all Substitute Mortgage Loans, and all distributions with respect thereto payable on and after the Cut-Off Date; and (y) the Certificate Account, the Investment Account, the Custodial Accounts for P&I and the Custodial Accounts for Reserves, including all property therein and all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount);

               (II) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

               (III) All cash and non-cash proceeds of the collateral described in (I) and (II) above;

          (c) the possession by the Trustee of the Mortgage Notes, the Mortgages and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof) as in force in the relevant jurisdiction; and

          (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

     The Company and the Trustee at the direction of the Company shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     In connection with the sale, transfer and assignment referred to in the first paragraph of this Section 2.01, the Company, concurrently with the execution and delivery hereof, does deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee or Custodian the Mortgage Files.

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

     Concurrently with the execution and delivery hereof, the Company shall cause assignments of the Mortgage Loans to the Trustee to be recorded or filed, except in states where, in the opinion of counsel admitted to practice in such state acceptable to the Company, the Trustee and the Rating Agency submitted in lieu of such recording or filing, such recording or filing is not required to protect the Trustee's interest in the Mortgage Loans against creditors of, or against sale, further assignments, satisfaction or discharge by, the Lender, a Servicer, the Company or the Master Servicer.

     In instances where the original recorded Mortgage or any intervening assignment thereof (recorded or in recordable form) cannot be delivered by the Company to the Trustee prior to or concurrently with the execution and delivery hereof (due to a delay on the part of the recording office), the Company may, in lieu of delivering such original documents, deliver to the Trustee a fully legible reproduction of the original Mortgage or intervening assignment provided that the related Lender or originator certifies on the face of such reproduction(s) or copy as follows: "Certified true and correct copy of original which has been transmitted for recordation." For purposes hereof, transmitted for recordation means having been mailed or otherwise delivered for recordation to the appropriate authority. In all such instances, the Company shall transmit the original recorded Mortgage and any intervening assignments with evidence of recording thereon (or a copy of such original Mortgage or intervening assignment certified by the applicable recording office) (collectively, "Recording Documents") to the Trustee within 270 days after the execution and delivery hereof. In instances where, due to a delay on the part of the recording office where any such Recording Documents have been delivered for recordation, the Recording Documents cannot be delivered to the Trustee within 270 days after execution and delivery hereof, the Company shall deliver to the Trustee within such time period a certificate (a "Company Officer's Certificate") signed by the Chairman of the Board, President, any Vice President or Treasurer of the Company stating the date by which the Company expects to receive such Recording Documents from the applicable recording office. In the event that Recording Documents have still not been received by the Company and delivered to the Trustee by the date specified in its previous Company Officer's Certificate delivered to the Trustee, the Company shall deliver to the Trustee by such date an additional Company Officer's Certificate stating a revised date by which the Company expects to receive the applicable Recording Documents. This procedure shall be repeated until the Recording Documents have been received by the Company and delivered to the Trustee.

     In instances where, due to a delay on the part of the title insurer, a copy of the title insurance policy for a particular Mortgage Loan cannot be delivered to the Trustee prior to or concurrently with the execution and delivery hereof, the Company shall provide a copy of such title insurance policy to the Trustee within 90 days after the Company's receipt of the Recording Documents necessary to issue such title insurance policy. In addition, the Company shall, subject to the limitations set forth in the preceding sentence, provide to the Trustee upon request therefor a duplicate title insurance policy for any Mortgage Loan.

     For Mortgage Loans for which the Company has received a Payoff after the Cut-Off Date and prior to the date of execution and delivery hereof, the Company, in lieu of delivering the above documents, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in
Section 3.10.

     The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.01, and to enter into a Custodial Agreement for such purpose, provided, however, that the Trustee shall be and remain liable for the acts of any such Custodian only to the extent that it is responsible for its own acts hereunder.

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

     The Company and the Trustee agree that the Company, as agent for the Tax Matters Person, shall, on behalf of the Mortgage Trust Fund, elect to treat the Mortgage Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC constituted by the Mortgage Trust Fund for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the Mortgage Trust Fund within the meaning of Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the Mortgage Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R-1 Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interests" in the Mortgage Trust Fund for purposes of Section 860G(a)(2) of the Code.

     The parties intend that the affairs of the Mortgage Trust Fund formed hereunder shall constitute, and that the affairs of the Mortgage Trust Fund shall be conducted so as to qualify the Mortgage Trust Fund as a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as agent for such Tax Matters Person) on behalf of the Mortgage Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year and using an accrual method of accounting for the Mortgage Trust Fund when and as required by the REMIC Provisions and other applicable federal income tax laws; (b) make an election, on behalf of the trust, for the Mortgage Trust Fund to be treated as a REMIC on the federal tax return of the Mortgage Trust Fund for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Holders of the Mortgage Trust Certificates and the Class R-1 Certificates, and the Trustee, all information reports as and when required to be provided to them in accordance with the REMIC Provisions, and make available the information necessary for the application of Section 860E(e) of the Code; (d) conduct the affairs of the Mortgage Trust Fund at all times that any Mortgage Trust Certificates are outstanding so as to maintain the status of the Mortgage Trust Fund as a REMIC under the REMIC Provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Mortgage Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the Mortgage Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified by the Mortgage Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     The Trustee and the Master Servicer shall promptly provide the Company with such information as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns.

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

     In the event that a Mortgage Loan is discovered to have a defect which, had such defect been discovered before the startup day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code, and the Company does not repurchase such Mortgage Loan within 90 days of such date, the Master Servicer, on behalf of the Trustee, shall within 90 days of the date such defect is discovered sell such Mortgage Loan at such price as the Master Servicer in its sole discretion, determines to be the greatest price that will result in the purchase thereof within 90 days of such date, unless the Master Servicer delivers to the Trustee an Opinion of Counsel to the effect that continuing to hold such Mortgage Loan will not adversely affect the status of the electing portion of the Mortgage Trust Fund as a REMIC for federal income tax purposes.

     In the event that any tax is imposed on "prohibited transactions" of the Mortgage Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the third preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Class R-1 Certificateholders. Notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Class R-1 Certificateholders on any Distribution Date sufficient funds to reimburse the Company in its capacity as agent for the Tax Matters Person for the payment of such tax (upon the written request of the Company, to the extent reimbursable, and to the extent that the Company has not been previously reimbursed therefor).

     Section 2.02. ACCEPTANCE BY TRUSTEE. The Trustee acknowledges receipt (or with respect to any Mortgage Loan subject to a Custodial Agreement, receipt by the Custodian thereunder) of the documents (or certified copies thereof as specified in Section 2.01) referred to in Section 2.01 above, but without having made the review required to be made within 45 days pursuant to this Section 2.02, and declares that as of the Closing Date it holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, and the Mortgage Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of the Holders from time to time of the Mortgage Trust Certificates and Class R-1 Certificates. The Trustee agrees, for the benefit of the Holders of the Mortgage Trust Certificates and the Class R-1 Certificates, to review or cause the Custodian to review each Mortgage File within 45 days after the Closing Date and deliver to the Company a certification in the form attached as Exhibit M hereto, to the effect that all documents required (in the case of instruments described in clause (vi) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of
Section 2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In performing such review, the Trustee may rely upon the purported genuineness and due execution of any such document, and on the purported genuineness of any signature thereon. The Trustee shall not be required to make any independent examination of any documents contained in each Mortgage File beyond the review specifically required herein. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan. If the Trustee finds any document or documents constituting a part of a Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Company. The Company hereby covenants and agrees that, if any such defect cannot be corrected or cured, the Company shall, not later than 60 days after the Trustee's notice to it respecting such defect, within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), either (i) repurchase the related Mortgage Loan from the Trustee at the Purchase Price, or (ii) substitute for any Mortgage Loan to which such defect relates a different mortgage loan (a "Substitute Mortgage Loan") which is a "qualified replacement mortgage" (as defined in the Code) and, (iii) after such three-month or two-year period, as applicable, the Company shall repurchase the Mortgage Loan from the Trustee at the Purchase Price but only if the Mortgage Loan is in default or default is, in the judgment of the Company, reasonably imminent. If such defect would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, repurchase or substitution must occur within the sooner of (i) 90 days from the date the defect was discovered or (ii) in the case of substitution, two years from the Closing Date.

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

     Such Substitute Mortgage Loan shall mature no later than, and not more than two years earlier than, have a principal balance and Loan-to-Value Ratio equal to or less than, and have a Pass-Through Rate on the date of substitution equal to or no more than 1% greater than the Mortgage Loan being substituted for. If the aggregate of the principal balances of the Substitute Mortgage Loans substituted for a Mortgage Loan is less than the Principal Balance of such Mortgage Loan, the Company shall pay the difference in cash to the Trustee for deposit into the Certificate Account, and such payment by the Company shall be treated in the same manner as proceeds of the repurchase by the Company of a Mortgage Loan pursuant to this Section 2.02. Furthermore, such Substitute Mortgage Loan shall otherwise have such characteristics so that the representations and warranties of the Company set forth in Section
2.03 hereof would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. A Substitute Mortgage Loan may be substituted for a defective Mortgage Loan whether or not such defective Mortgage Loan is itself a Substitute Mortgage Loan.

     The Purchase Price for each repurchased Mortgage Loan shall be deposited by the Company in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company or its designee or assignee title to any Mortgage Loan released pursuant hereto. The obligation of the Company to repurchase or substitute any Mortgage Loan as to which such a defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Mortgage Trust Certificateholders or the Class R-1 Certificateholders or the Trustee on behalf of the Mortgage Trust Certificateholders or the Class R-1 Certificateholders.

     Section 2.03. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE MORTGAGE LOANS. The Company hereby represents and warrants to the Trustee that:

        (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

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

        (ii) As of the Closing Date, each Mortgage is a valid and enforceable (subject to Section 2.03(xvi)) first lien on an unencumbered estate in fee simple in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

        (iii) As of the Closing Date, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any encumbrance or lien, and immediately upon the transfer and assignment herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under this Agreement);

        (iv) As of the day prior to the Cut-Off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (I.E., was more than 30 days past due) more than once in the preceding
     12 months and any such delinquency lasted for no more than 30 days;

        (v) As of the Closing Date, there is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

        (vi) As of the Closing Date, there is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note except to the extent that the Buydown Agreement for a Buydown Loan forgives certain indebtedness of a Mortgagor;

        (vii) As of the Closing Date, each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

        (viii) Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

        (ix) Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by the Company;

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

        (x) As of the Closing Date, each Mortgage Loan is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC, and has been issued by, and is the valid and binding obligation of, a title insurer which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC and qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Mortgage Trust Certificateholders and Class R-1 Certificateholders upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such policy;

        (xi) As of the Closing Date, each Mortgage Loan which had a Loan-to-Value Ratio at the time of the origination of the Mortgage Loan in excess of 80% was covered by a Primary Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect, except for any Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the then current value of the related Mortgaged Property (as determined by an appraisal obtained subsequent to origination);

        (xii) As of the Closing Date, all policies of insurance required by this Agreement or by a Selling and Servicing Contract have been validly issued and remain in full force and effect, including such policies covering the Company or any Servicer;

        (xiii) As of the Closing Date, each insurer issuing a Primary Insurance Policy holds a rating acceptable to the Rating Agency;

        (xiv) Each Mortgage was documented by appropriate FNMA/FHLMC mortgage instruments in effect at the time of origination, or other instruments approved by the Company;

        (xv) As of the Closing Date, the Mortgaged Property securing each Mortgage is improved with a one- to four-family dwelling unit, including units in a duplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

        (xvi) As of the Closing Date, each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity;

        (xvii) As of the date of origination, as to Mortgaged Properties which are units in condominiums or planned unit developments, all of such units met FNMA or FHLMC requirements, are located in a condominium or planned unit development projects which have received FNMA or FHLMC approval, or are approvable by FNMA or FHLMC;

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

        (xviii) None of the Group I Loans is a Buydown Loan, and three of the Group II Loans are Buydown Loans;

        (xix) As of the Cut-Off Date, based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, approximately 98.2% and 99.6% (by Principal Balance) of the Group I Loans and Group II Loans, respectively, will be secured by owner-occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 1.8% and 0.4% (by Principal Balance) of the Group I Loans and Group II Loans, respectively, will be secured by owner-occupied Mortgaged Properties which were second or vacation homes of the Mortgagors, and none of the Mortgage Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; and as of the Cut-Off Date, none of the Mortgage Loans will be secured by interests in Cooperative Apartments;

        (xx) Prior to origination or refinancing, an appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to FNMA or FHLMC;

        (xxi) The Mortgage Loans have been underwritten substantially in accordance with the applicable Underwriting Standards;

        (xxii) The information in the Current Report on Form 8-K prepared by the Company in connection with the Mortgage Loans is correct in every material respect;

        (xxiii) All of the Mortgage Loans have due-on-sale clauses; by the terms of the Mortgage Notes, however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

        (xxiv) The Company used no adverse selection procedures in selecting the Mortgage Loans from among the outstanding fixed-rate conventional mortgage loans purchased by it which were available for inclusion in the Mortgage Pool and as to which the representations and warranties in this Section 2.03 could be made;

        (xxv) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note is a Destroyed Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note;

        (xxvi) As of the date of origination, no Mortgage Loan had a Loan-to-Value Ratio in excess of 125%; and

        (xxvii) Each Mortgage Loan constitutes a qualified mortgage under
     Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

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     It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian, as the case may be, and shall continue throughout the term of this Agreement. Upon discovery by any of the Company, the Master Servicer, the Trustee or the Custodian of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the related Mortgage Loans or the interests of the Certificateholders in the related Mortgage Loans, the Company, the Master Servicer, the Trustee or the Custodian, as the case may be, discovering such breach shall give prompt written notice to the others. Within 90 days of its discovery or its receipt of notice of breach, the Company shall repurchase, subject to the limitations set forth in the definition of "Purchase Price," or substitute for the affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof from the Trustee, unless it has cured such breach in all material respects. After the end of the three-month period beginning on the "start-up day," any such substitution shall be made only if the Company provides to the Trustee an Opinion of Counsel reasonably satisfactory to the Trustee that each Substitute Mortgage Loan will be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code. Such substitution shall be made in the manner and within the time limits set forth in Section 2.02. Any such repurchase by the Company shall be accomplished in the manner and at the Purchase Price, if applicable, but shall not be subject to the time limits, set forth in Section 2.02. It is understood and agreed that the obligation of the Company to provide such substitution or to make such repurchase of any affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Mortgage Trust Certificateholders, the Class R-1 Certificateholders or the Trustee on behalf of the Mortgage Trust Certificateholders and the Class R-1 Certificateholders.

     Section 2.04. AUTHENTICATION OF THE MORTGAGE TRUST CERTIFICATES AND THE CLASS R-1 CERTIFICATES. The Trustee acknowledges the transfer and assignment to it of the property constituting the Mortgage Trust Fund, but without having made the review required to be made within 45 days pursuant to Section 2.02, and, as of the Closing Date, shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the Mortgage Trust Fund, the Mortgage Trust Certificates and the Class R-1 Certificates in Authorized Denominations evidencing the entire beneficial ownership interest in the Mortgage Trust Fund and relating to the Mortgage Loans.

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

     Section 2.05. CONVEYANCE OF THE FIRST LEVEL CERTIFICATE TRUST FUND; REMIC ELECTION AND DESIGNATIONS. Concurrently with the execution and delivery hereof, the Company does hereby agree to irrevocably sell, transfer, assign, set over, and otherwise convey to the Trustee in trust for the benefit of the First Level Certificate Trust Certificateholders and the Class R-2 Certificateholders, without recourse, all the Company's right, title and interest in and to the First Level Certificate Trust Fund, including all interest and principal received by the Company on or with respect to the Mortgage Trust Certificates after the Cut-Off Date. The Trustee hereby accepts the trust created hereby and acknowledges that it holds the Mortgage Trust Certificates for the benefit of the holders of the First Level Certificate Trust Certificates and the Class R-2 Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the conveyance of the First Level Certificate Trust Fund to the Trustee by the Company as provided in this Section 2.05 be, and be construed as, an absolute sale of the First Level Certificate Trust Fund. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the First Level Certificate Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the First Level Certificate Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the First Level Certificate Trust Fund, then

     (a)  this Agreement shall be deemed to be a security agreement;

     (b) the conveyance provided for in this Section 2.05 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

          (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to any of the property described below: The Mortgage Trust Certificates, including without limitation all rights represented thereby in and to (i) the Mortgage Loans including the Mortgage Notes, the related Mortgages, and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule as defined in this Agreement, including all Substitute Mortgage Loans, and all distributions with respect thereto payable on and after the Cut-Off Date,
     (ii) the Certificate Account, the Investment Account, the Custodial Accounts for P&I and the Custodial Accounts for Reserves, including all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount),
     (iii) all property or rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i)-(ii) above (including any accrued discount realized on liquidation of any investment purchased at a discount), and (iv) all cash and non-cash proceeds of the collateral described in (i)-(iii) above;

          (II) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

          (III) All cash and non-cash proceeds of the collateral described in
     (I) and (II) above;

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

     (c) the possession by the Trustee of the Mortgage Trust Certificates, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party", or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof) as in force in the relevant jurisdiction; and

     (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

     The Company and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the First Level Certificate Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     In connection with the transfer and assignment described in the first paragraph of this Section 2.05, the Company shall, concurrently with the execution and delivery hereof, deliver to, and deposit with, the Trustee the Mortgage Trust Certificates, which shall on original issuance thereof and at all times be registered in the name of the Trustee.

     The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.05, and to enter into a Custodial Agreement for such purpose; provided, however, that the Trustee shall be and remain liable for actions of any such Custodian only to the extent it would otherwise be responsible for such acts hereunder.

     The Company and the Trustee agree that the Company, on behalf of the First Level Certificate Trust Fund, shall elect to treat the First Level Certificate Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC constituted by the First Level Certificate Trust Fund for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the First Level Certificate Trust Fund within the meaning of
Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the First Level Certificate Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R-2 Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interests" in the First Level Certificate Trust Fund for purposes of Section 860G(a)(2) of the Code.

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

     The parties intend that the affairs of the First Level Certificate Trust Fund formed hereunder shall constitute, and that the affairs of the First Level Certificate Trust Fund shall be conducted so as to qualify it as, a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as Tax Matters Person) on behalf of the First Level Certificate Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year and using an accrual method of accounting for the First Level Certificate Trust Fund when and as required by the REMIC provisions and other applicable federal income tax laws; (b) make an election, on behalf of the First Level Certificate Trust Fund, to be treated as a REMIC on the federal tax return of the First Level Certificate Trust Fund for its first taxable year, in accordance with the REMIC provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the First Level Certificate Trust Certificateholders and the Class R-2 Certificateholders all information reports as and when required to be provided to them in accordance with the REMIC provisions; (d) conduct the affairs of the First Level Certificate Trust Fund at all times that any First Level Certificate Trust Certificates are outstanding so as to maintain the status of the First Level Certificate Trust Fund as a REMIC under the REMIC provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the First Level Certificate Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the First Level Certificate Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified from the First Level Certificate Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     The Trustee and the Master Servicer shall promptly provide the Company with such information as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns.

     In the event that any tax is imposed on "prohibited transactions" of the First Level Certificate Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the second preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Holders of the Class R-2 Certificates. Notwithstanding anything to the contrary contained herein, the Company is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R-2 Certificates on any Distribution Date sufficient funds to reimburse the Company for the payment of such tax (to the extent that the Company has not been previously reimbursed therefor).

     Section 2.06. ACCEPTANCE BY TRUSTEE. The Trustee acknowledges receipt of the Mortgage Trust Certificates referred to in Section 2.05 above and declares that as of the Closing Date it holds and shall hold such documents, and the First Level Certificate Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of all present and future First Level Certificate Trust Certificateholders and the Class R-2 Certificateholders.

     Section 2.07. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE MORTGAGE TRUST CERTIFICATES. The Company hereby represents and warrants to the Trustee that:

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

        (i) immediately prior to the transfer and assignment of the Mortgage Trust Certificates to the Trustee herein contemplated, the Company had good title to, and was the sole owner and holder of, each Mortgage Trust Certificate, free and clear of all liens, pledges, charges or security interests of any nature, and there had been no other sale or assignment thereof; the Company had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same; and immediately upon such transfer and assignment, the Trustee will have good title thereto and will be the sole legal owner thereof;

        (ii) as of the date of the transfer of the Mortgage Trust Certificates to the Trustee there is no valid offset, defense or counterclaim to any Mortgage Trust Certificates;

        (iii) each Mortgage Trust Certificate complies in all material respects with applicable state or federal laws, regulations and other requirements pertaining to usury; and

        (iv) as of the date of the initial issuance of the Mortgage Trust Certificates, all taxes and government assessments due and owing in connection with such issuance have been paid.

      It is understood and agreed that the representations and warranties set forth in this Section 2.07 shall survive delivery of the Mortgage Trust Certificates to the Trustee, or to a Custodian, as the case may be. Upon discovery by the Company, the Trustee or any Custodian of a breach of any of the foregoing representations and warranties (referred to herein as a "breach"), which breach materially and adversely affects the value of the related Mortgage Trust Certificates or the interests of the First Level Certificate Trust Certificateholders in the related Mortgage Trust Certificates, the party discovering such breach shall give prompt written notice to the others and to the Rating Agency.

      Section 2.08. AUTHENTICATION OF FIRST LEVEL CERTIFICATE TRUST CERTIFICATES AND THE CLASS R-2 CERTIFICATES. The Trustee acknowledges the transfer and assignment to it of the property constituting the First Level Certificate Trust Fund and, as of the Closing Date, shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the First Level Certificate Trust Fund, First Level Certificate Trust Certificates and the Class R-2 Certificates in Authorized Denominations evidencing the entire ownership of the First Level Certificate Trust Fund.

      Section 2.09. CONVEYANCE OF THE CERTIFICATE TRUST FUND; REMIC ELECTION AND DESIGNATIONS. Concurrently with the execution and delivery hereof, the Company does hereby agree to irrevocably sell, transfer, assign, set over, and otherwise convey to the Trustee in trust for the benefit of the Certificate Trust Certificateholders and the Class R Certificateholders, without recourse, all the Company's right, title and interest in and to the Certificate Trust Fund, including all interest and principal received by the Company on or with respect to the First Level Certificate Trust Certificates after the Cut-Off Date. The Trustee hereby accepts the trust created hereby and acknowledges that it holds the First Level Certificate Trust Certificates for the benefit of the holders of the Certificate Trust Certificates and the Class R Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the conveyance of the Certificate Trust Fund to the Trustee by the Company as provided in this Section 2.09 be, and be construed as, an absolute sale of the Certificate Trust Fund. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Certificate Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Certificate Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Certificate Trust Fund, then

      (a)  this Agreement shall be deemed to be a security agreement;

      (b) the conveyance provided for in this Section 2.09 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

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

        (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to any of the property described below: The First Level Certificate Trust Certificates, including without limitation all rights represented thereby in and to the Mortgage Trust Certificates, including without limitation all rights represented thereby in and to (i) the Mortgage Loans including the Mortgage Notes, the related Mortgages, and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule as defined in this Agreement, including all Substitute Mortgage Loans, and all distributions with respect thereto payable on and after the Cut-Off Date, (ii) the Certificate Account, the Investment Account, the Custodial Accounts for P&I and the Custodial Accounts for Reserves, including all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount), (iii) all property or rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i)-(ii) above (including any accrued discount realized on liquidation of any investment purchased at a discount), and (iv) all cash and non-cash proceeds of the collateral described in (i)-(iii) above;

        (II) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

        (III) All cash and non-cash proceeds of the collateral described in (I) and (II) above;

      (c) the possession by the Trustee of the First Level Certificate Trust Certificates, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party", or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof) as in force in the relevant jurisdiction; and

      (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

      The Company and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Certificate Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

      In connection with the transfer and assignment described in the first paragraph of this Section 2.09, the Company shall, concurrently with the execution and delivery hereof, deliver to, and deposit with, the Trustee the First Level Certificate Trust Certificates, which shall on original issuance thereof and at all times be registered in the name of the Trustee.

      The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.09, and to enter into a Custodial Agreement for such purpose; provided, however, that the Trustee shall be and remain liable for actions of any such Custodian only to the extent it would otherwise be responsible for such acts hereunder.

      The Company and the Trustee agree that the Company, on behalf of the Certificate Trust Fund, shall elect to treat the Certificate Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC constituted by the Certificate Trust Fund for its first taxable year.

      The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the Certificate Trust Fund within the meaning of Section 860G(a)(9) of the Code.

      The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the Certificate Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interests" in the Certificate Trust Fund for purposes of Section 860G(a)(2) of the Code.

      The parties intend that the affairs of the Certificate Trust Fund formed hereunder shall constitute, and that the affairs of the Certificate Trust Fund shall be conducted so as to qualify it as, a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as Tax Matters Person) on behalf of the Certificate Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year and using an accrual method of accounting for the Certificate Trust Fund when and as required by the REMIC provisions and other applicable federal income tax laws; (b) make an election, on behalf of the Certificate Trust Fund, to be treated as a REMIC on the federal tax return of the Certificate Trust Fund for its first taxable year, in accordance with the REMIC provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Certificate Trust Certificateholders and the Class R Certificateholders all information reports as and when required to be provided to them in accordance with the REMIC provisions; (d) conduct the affairs of the Certificate Trust Fund at all times that any Certificate Trust Certificates are outstanding so as to maintain the status of the Certificate Trust Fund as a REMIC under the REMIC provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Certificate Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the Certificate Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified from the Certificate Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

      The Trustee and the Master Servicer shall promptly provide the Company with such information as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns.

      In the event that any tax is imposed on "prohibited transactions" of the Certificate Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the second preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Holders of the Class R Certificates. Notwithstanding anything to the contrary contained herein, the Company is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R Certificates on any Distribution Date sufficient funds to reimburse the Company for the payment of such tax (to the extent that the Company has not been previously reimbursed therefor).

      Section 2.10. ACCEPTANCE BY TRUSTEE. The Trustee acknowledges receipt of the First Level Certificate Trust Certificates referred to in Section 2.09 above and declares that as of the Closing Date it holds and shall hold such documents, and the Certificate Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificate Trust Certificateholders and the Class R Certificateholders.

      Section 2.11. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE FIRST LEVEL CERTIFICATE TRUST CERTIFICATES. The Company hereby represents and warrants to the Trustee that:

        (i) immediately prior to the transfer and assignment of the First Level Certificate Trust Certificates to the Trustee herein contemplated, the Company had good title to, and was the sole owner and holder of, each First Level Certificate Trust Certificate, free and clear of all liens, pledges, charges or security interests of any nature, and there had been no other sale or assignment thereof; the Company had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same; and immediately upon such transfer and assignment, the Trustee will have good title thereto and will be the sole legal owner thereof;

        (ii) as of the date of the transfer of the First Level Certificate Trust Certificates to the Trustee there is no valid offset, defense or counterclaim to any First Level Certificate Trust Certificates;

        (iii) each First Level Certificate Trust Certificate complies in all material respects with applicable state or federal laws, regulations and other requirements pertaining to usury; and

        (iv) as of the date of the initial issuance of the First Level Certificate Trust Certificates, all taxes and government assessments due and owing in connection with such issuance have been paid.

      It is understood and agreed that the representations and warranties set forth in this Section 2.11 shall survive delivery of the First Level Certificate Trust Certificates to the Trustee, or to a Custodian, as the case may be. Upon discovery by the Company, the Trustee or any Custodian of a breach of any of the foregoing representations and warranties (referred to herein as a "breach"), which breach materially and adversely affects the value of the related First Level Certificate Trust or the interests of the Certificate Trust Certificateholders in the related First Level Certificate Trust Certificates, the party discovering such breach shall give prompt written notice to the others and to the Rating Agency.

      Section 2.12. AUTHENTICATION OF CERTIFICATE TRUST CERTIFICATES AND THE CLASS R CERTIFICATES. The Trustee acknowledges the transfer and assignment to it of the property constituting the Certificate Trust Fund and, as of the Closing Date, shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the Certificate Trust Fund, Certificate Trust Certificates and the Class R Certificates in Authorized Denominations evidencing the entire ownership of the Certificate Trust Fund.

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

      Section 3.01. THE COMPANY TO ACT AS MASTER SERVICER. The Company shall act as Master Servicer to service and administer the Mortgage Loans on behalf of the Trustee and for the benefit of the Certificateholders in accordance with the terms hereof and in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans for other portfolios, and shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable, including, without limitation, the power and authority to bring actions and defend the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund, as applicable, on behalf of the Trustee in order to enforce the terms of the Mortgage Notes. The Master Servicer may perform its master servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder and the Master Servicer shall diligently pursue all of its rights against such agents or independent contractors.

      The Master Servicer shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any Primary Insurance Policy, any FHA insurance policy or VA guaranty, any hazard insurance policy, and federal flood insurance, cause to be followed such collection procedures as are followed with respect to mortgage loans comparable to the Mortgage Loans and held in portfolios of responsible mortgage lenders in the local areas where each Mortgaged Property is located. The Master Servicer shall enforce "due-on-sale" clauses with respect to the Mortgage Loans, to the extent permitted by law, subject to the provisions set forth in Section 3.08.

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

      Consistent with the foregoing, the Master Servicer may in its discretion (i) waive or cause to be waived any assumption fee or late payment charge in connection with the prepayment of any Mortgage Loan and (ii) only upon determining that the coverage of any applicable insurance policy or guaranty related to a Mortgage Loan will not be materially adversely affected, arrange a schedule, running for no more than 180 days after the first delinquent Due Date, for payment of any delinquent installment on any Mortgage Note or for the liquidation of delinquent items. The Master Servicer shall have the right, but not the obligation, to repurchase any delinquent Mortgage Loan 90 days after the first delinquent Due Date for an amount equal to its Purchase Price; PROVIDED, HOWEVER, that the aggregate Purchase Price of Mortgage Loans so repurchased shall not exceed one-half of one percent (0.50%) of the aggregate Principal Balance of all Mortgage Loans as of the Cut-Off Date.

      The Master Servicer is hereby authorized and empowered by the Trustee to execute and deliver or cause to be executed and delivered on behalf of the Mortgage Trust Certificateholders, the Class R-1 Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release, discharge or modification, assignments of Mortgages and endorsements of Mortgage Notes in connection with refinancings (in jurisdictions where such assignments are the customary and usual standard of practice of mortgage lenders) and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall furnish the Master Servicer, at the Master Servicer's direction, with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its supervisory, servicing and administrative duties under this Agreement.

      The Master Servicer and each Servicer shall obtain (to the extent generally commercially available from time to time) and maintain fidelity bond and errors and omissions coverage acceptable to FNMA or FHLMC with respect to their obligations under this Agreement and the applicable Selling and Servicing Contract, respectively. The Master Servicer or each Servicer, as applicable, shall establish escrow accounts for, or pay when due (by means of an advance), any tax liens in connection with the Mortgaged Properties that are not paid by the Mortgagors when due to the extent that any such payment would not constitute a Nonrecoverable Advance when made. Notwithstanding the foregoing, the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment or in a default situation) and cause any of the three REMICs to fail to qualify as such under the Code. The Master Servicer shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust Fund would not fail to continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any of the three REMICs as a result thereof.

      Section 3.02. CUSTODIAL ACCOUNTS. The Master Servicer shall cause to be established and maintained Custodial Accounts for P&I, Buydown Fund Accounts (if any) and special Custodial Accounts for Reserves and shall deposit or cause to be deposited therein daily the amounts related to the Mortgage Loans required by the Selling and Servicing Contracts to be so deposited. Proceeds received with respect to individual Mortgage Loans from any title, hazard, or FHA insurance policy, VA guaranty, Primary Insurance Policy, or other insurance policy covering such Mortgage Loans shall be deposited first in the Custodial Account for Reserves if required for the restoration or repair of the related Mortgaged Property. Proceeds from such insurance policies not so deposited in the Custodial Account for Reserves shall be deposited in the Custodial Account for P&I, and shall be applied to the balances of the related Mortgage Loans as payments of interest and principal.

      The Master Servicer is hereby authorized to make withdrawals from and to draft the Custodial Accounts for P&I and the Custodial Accounts for Reserves for the purposes required or permitted by this Agreement. The Custodial Accounts for P&I and the Custodial Account for Reserves shall each bear a designation clearly showing the respective interests of the applicable Servicer, as trustee, and of the Master Servicer, in substantially one of the following forms:

        (a) With respect to the Custodial Account for P&I: (i) [Servicer's Name], as agent, trustee and/or bailee of principal and interest custodial account for PNC Mortgage Securities Corp., its successors and assigns, for various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp.;

        (b) With respect to the Custodial Account for Reserves: (i) [Servicer's Name], as agent, trustee and/or bailee of taxes and insurance custodial account for PNC Mortgage Securities Corp., its successors and assigns for various mortgagors and/or various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp. and various Mortgagors.

      The Master Servicer hereby undertakes to assure remittance to Certificateholders of all amounts relating to Mortgage Loans that have been collected by any Servicer and are due to the Certificateholders pursuant to
Section 4.01, Section 4.05 or Section 4.09 of this Agreement, as applicable.

      Section 3.03.  THE INVESTMENT ACCOUNT; ELIGIBLE INVESTMENTS.

      (a) Not later than the Withdrawal Date, the Master Servicer shall withdraw or direct the withdrawal of funds in the Custodial Accounts for P&I, for deposit in the Certificate Account or Investment Account at the Master Servicer's option, in an amount representing:

        (i) Scheduled installments of principal and interest on the Mortgage Loans received or advanced by the applicable Servicer which were due on the Due Date prior to such Withdrawal Date, net of Servicing Fees due the applicable Servicer and less any amounts to be withdrawn later by the applicable Servicer from the applicable Buydown Fund Accounts;

        (ii) Payoffs and the proceeds of other types of liquidations of Mortgage Loans received by the applicable Servicer for such Mortgage Loans during the applicable period, with interest to the date of Payoff or liquidation less any amounts to be withdrawn later by the applicable Servicer from the applicable Buydown Fund Accounts; and

        (iii) Curtailments received by the applicable Servicer in the Prior Period.

      In addition, the Master Servicer may, at its option, withdraw or direct the withdrawal, for deposit in the Investment Account, of any funds in the Certificate Account to be distributed on the related Distribution Date.

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      At its option, the Master Servicer may invest funds withdrawn from the
Custodial Accounts for P&I, as well as any Buydown Funds, Insurance Proceeds and Liquidation Proceeds previously received by the Master Servicer (including amounts paid by the Company in respect of any Purchase Obligation or its substitution obligations set forth in Section 2.02 or Section 2.03 or in connection with the exercise of the option to terminate this Agreement pursuant to Section 9.01) for its own account and at its own risk, during any period prior to their deposit in the Certificate Account. Such funds, as well as any funds which were withdrawn from the Custodial Accounts for P&I on or before the Withdrawal Date, but not yet deposited into the Certificate Account, shall immediately be deposited by the Master Servicer with the Investment Depository in an Investment Account in the name of the Master Servicer and the Trustee for investment only as set forth in this Section
3.03. The Master Servicer shall bear any and all losses incurred on any investments made with such funds and shall be entitled to retain all gains realized on such investments as additional servicing compensation. Not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit such funds, net of any gains (except Payoff Earnings) earned thereon, in the Certificate Account.

      (b) Funds held in the Investment Account shall be invested in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings.

      Section 3.04.  THE CERTIFICATE ACCOUNT.

      (a) Not later than the Business Day prior to the related Distribution Date, the Master Servicer shall direct the Investment Depository to deposit the amounts previously deposited into the Investment Account (which may include a deposit of Eligible Investments) to which the Mortgage Trust Certificateholders and the Class R-1 Certificateholders are entitled into the Certificate Account. In addition, not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit into the Certificate Account any Monthly P&I Advances or other payments required to be made by the Master Servicer pursuant to Section 4.03 of this Agreement and any Insurance Proceeds or Liquidation Proceeds (including amounts paid by the Company in respect of any Purchase Obligation or in connection with the exercise of its option to terminate this Agreement pursuant to Section 9.01) not previously deposited in the Custodial Accounts for P&I or the Investment Account.

      (b) Funds held in the Certificate Account shall be invested at the direction of the Master Servicer in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings.

      Section 3.05. PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT AND CUSTODIAL ACCOUNTS FOR P&I AND OF BUYDOWN FUNDS FROM THE BUYDOWN FUND ACCOUNTS.

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      (a) The Master Servicer is authorized to make withdrawals, from time to time, from the Certificate Account or the Custodial Account for P&I, as applicable, of amounts deposited therein in respect of the Certificates, as follows:

        (i) To reimburse itself or the applicable Servicer for Monthly P&I Advances made pursuant to Section 4.03 or a Selling and Servicing Contract, the Master Servicer's right to reimburse itself or such Servicer pursuant to this paragraph (i) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of principal and/or interest respecting which any such Monthly P&I Advance was made;

        (ii) To reimburse itself or the applicable Servicer for amounts expended by or for the account of the Master Servicer pursuant to Section 3.09 or amounts expended by such Servicer pursuant to the Selling and Servicing Contracts in connection with the restoration of property damaged by an Uninsured Cause or in connection with the liquidation of a Mortgage Loan;

        (iii) To pay to itself the Master Servicing Fee (net of Compensating Interest reduced by Payoff Earnings and Payoff Interest) as to which no prior withdrawals from funds deposited by the Master Servicer have been made;

        (iv) To reimburse itself or the applicable Servicer for advances which the Master Servicer has determined to be Nonrecoverable Advances;

        (v) To pay to itself reinvestment earnings deposited or earned in the Certificate Account (net of reinvestment losses) to which it is entitled and to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 6.03;

        (vi) To deposit amounts in the Investment Account representing amounts in the Certificate Account not required to be on deposit therein at the time of such withdrawal; and

      after making or providing for the above withdrawals

        (vii) To clear and terminate the Certificate Account pursuant to
      Section 9.01.

     Since, in connection with withdrawals pursuant to paragraphs (i) and
(ii), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer or the applicable Servicer shall keep and maintain separate accounting for each Mortgage Loan, for the purpose of justifying any such withdrawals.

     (b) The Master Servicer (or the applicable Servicer, if such Servicer holds and maintains a Buydown Fund Account) is authorized to make withdrawals, from time to time, from the Buydown Fund Account or Custodial Account for P&I of the following amounts of Buydown Funds:

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        (i)  to deposit each month in the Investment Account the amount necessary to supplement payments received on Buydown Loans;

        (ii) in the event of a Payoff of any Mortgage Loan having a related Buydown Fund, to apply amounts remaining in Buydown Fund Accounts to reduce the required amount of such principal Payoff (or, if the Mortgagor has made a Payoff, to refund such remaining Buydown Fund amounts to the Person entitled thereto);

        (iii) in the event of foreclosure or liquidation of any Mortgage Loan having a Buydown Fund, to deposit remaining Buydown Fund amounts in the Investment Account as Liquidation Proceeds; and

        (iv) to clear and terminate the portion of any account representing Buydown Funds pursuant to Section 9.01.

      (c) The Trustee is authorized to make withdrawals from time to time from the Certificate Account to reimburse itself for advances it has made pursuant to
Section 7.01(a) hereof that it has determined to be Nonrecoverable Advances.

      Section 3.06. MAINTENANCE OF PRIMARY INSURANCE POLICIES; COLLECTIONS THEREUNDER. The Master Servicer and the applicable Servicer shall use their best reasonable efforts to keep in full force and effect each Primary Insurance Policy required with respect to a Mortgage Loan, in the manner set forth in the applicable Selling and Servicing Contract, until no longer required. Notwithstanding the foregoing, the Master Servicer shall have no obligation to maintain such Primary Insurance Policy for a Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the value of the related Mortgaged Property (as determined by the appraisal obtained at the time of origination).

      Unless required by applicable law, neither the Master Servicer nor any Servicer shall cancel or refuse to renew any such Primary Insurance Policy in effect at the date of the initial issuance of the Certificates that is required to be kept in force hereunder; provided, however, that neither the Master Servicer nor any Servicer shall advance funds for the payment of any premium due under any Primary Insurance Policy if it shall determine that such an advance would be a Nonrecoverable Advance.

      Section 3.07. MAINTENANCE OF HAZARD INSURANCE. The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is not less than the original principal balance of such Mortgage Loan, except in cases approved by the Master Servicer in which such amount exceeds the value of the improvements to the Mortgaged Property. The Master Servicer shall also require fire insurance with extended coverage in a comparable amount on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan. Any amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property) shall be deposited into the Custodial Account for P&I, subject to withdrawal pursuant to the applicable Selling and Servicing Contract and pursuant to Section 3.03 and Section 3.05. Any unreimbursed costs incurred in maintaining any insurance described in this Section 3.07 shall be recoverable as an advance by the Master Servicer from the Certificate Account. Such insurance shall be with insurers approved by the Master Servicer and FNMA or FHLMC. Other additional insurance may be required of a Mortgagor, in addition to that required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Where any part of any improvement to the Mortgaged Property is located in a federally designated special flood hazard area and in a community which participates in the National Flood Insurance Program at the time of origination of the related Mortgage Loan, the Master Servicer shall cause flood insurance to be provided. The hazard insurance coverage required by this Section 3.07 may be met with blanket policies providing protection equivalent to individual policies otherwise required. The Master Servicer or the applicable Servicer shall be responsible for paying any deductible amount on any such blanket policy. The Master Servicer agrees to present, or cause to be presented, on behalf of and for the benefit of the Trustee and Certificateholders, claims under the hazard insurance policy respecting any Mortgage Loan, and in this regard to take such reasonable actions as shall be necessary to permit recovery under such policy.

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      Section 3.08.  ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION
AGREEMENTS. When any Mortgaged Property is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise on behalf of the Trustee the Trustee's rights to accelerate the maturity of such Mortgage Loan, to the extent that such acceleration is permitted by the terms of the related Mortgage Note, under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such right if the due-on-sale clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law or if such exercise would result in non-coverage of any resulting loss that would otherwise be covered under any insurance policy. In the event the Master Servicer is prohibited from exercising such right, the Master Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom a Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law or unless the Mortgage Note contains a provision allowing a qualified borrower to assume the Mortgage Note, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by any related Primary Insurance Policy. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement and other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the terms of the related Mortgage Note shall not be changed. Any fee collected by the applicable Servicer for entering into an assumption or substitution of liability agreement shall be retained by such Servicer as additional servicing compensation.

      Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

      Section 3.09. REALIZATION UPON DEFAULTED MORTGAGE LOANS. The Master Servicer shall foreclose upon or otherwise comparably convert, or cause to be foreclosed upon or comparably converted, the ownership of any Mortgaged Property securing a Mortgage Loan which comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. In lieu of such foreclosure or other conversion, and taking into consideration the desirability of maximizing net Liquidation Proceeds after taking into account the effect of Insurance Proceeds upon Liquidation Proceeds, the Master Servicer may, to the extent consistent with prudent mortgage loan servicing practices, accept a payment of less than the outstanding Principal Balance of a delinquent Mortgage Loan in full satisfaction of the indebtedness evidenced by the related Mortgage Note and release the lien of the related Mortgage upon receipt of such payment. The Master Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste, other hazardous substances or other evidence of environmental contamination thereon and the Master Servicer determines that it would be imprudent to do so. In connection with such foreclosure or other conversion, the Master Servicer shall cause to be followed such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in general mortgage servicing activities. The foregoing is subject to the provision that, in the case of damage to a Mortgaged Property from an Uninsured Cause, the Master Servicer

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
shall not be required to advance its own funds towards the restoration of the property unless it shall be determined in the sole judgment of the Master Servicer, (i) that such restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as an advance. The Master Servicer shall maintain information required for tax reporting purposes regarding any Mortgaged Property which is abandoned or which has been foreclosed or otherwise comparably converted. The Master Servicer shall report such information to the Internal Revenue Service and the Mortgagor in the manner required by applicable law.

      The Mortgage Trust Fund shall not acquire any real property (or personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that the Mortgage Trust Fund acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Master Servicer within two years after its acquisition by the Master Servicer for the Mortgage Trust Fund, unless the Master Servicer provides to the Trustee an Opinion of Counsel to the effect that the holding by the Mortgage Trust Fund of such Mortgaged Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Mortgage Trust Fund as defined in Section 860F of the Code or cause the Mortgage Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each such property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders for the period prior to the sale of such property. Additionally, the Master Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

      Notwithstanding any other provision of this Agreement, the Master
Servicer shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign

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corporation" described in Code Section 881(c)(3)(C) with respect to any of the three REMICs, the Mortgage Trust Fund, the Certificate Trust Fund or the depositor. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.

      Section 3.10. TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. Upon the Payoff or scheduled maturity of any Mortgage Loan, the Master Servicer shall cause such final payment to be immediately deposited in the related Custodial Account for P&I or the Investment Account. Upon notice thereof, the Master Servicer shall promptly notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in either such account have been so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall, not later than the fifth succeeding Business Day, release the related Mortgage File to the Master Servicer or the applicable Servicer indicated in such request. With any such Payoff or other final payment, the Master Servicer is authorized to prepare for and procure from the trustee or mortgagee under the Mortgage which secured the Mortgage Note a deed of full reconveyance or other form of satisfaction or assignment of Mortgage and endorsement of Mortgage Note in connection with a refinancing covering the Mortgaged Property, which satisfaction, endorsed Mortgage Note or assigning document shall be delivered by the Master Servicer to the person or persons entitled thereto. No expenses incurred in connection with such satisfaction or assignment shall be payable to the Master Servicer by the Trustee or from the Certificate Account, the Investment Account or the related Custodial Account for P&I. From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Trustee shall, upon request of the Master Servicer and delivery to it of a trust receipt signed by a Servicing Officer, release not later than the fifth Business Day following the date of receipt of such request the related Mortgage File to the Master Servicer or the related Servicer as indicated by the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Trustee to the Master Servicer.

      Section 3.11. COMPENSATION TO THE MASTER SERVICER AND THE SERVICERS. As compensation for its activities hereunder, the Master Servicer shall be entitled to withdraw from the Certificate Account the amounts provided for by
Section 3.05(a)(iii). The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including the Trustee's fees and shall not be entitled to reimbursement therefor, except as specifically provided herein.

      As compensation for its activities under the applicable Selling and Servicing Contract, the applicable Servicer shall be entitled to withhold or withdraw from the Custodial Account for P&I the amounts provided for in such Selling and Servicing Contract. Each Servicer is required to pay all expenses incurred by it in connection with its servicing activities under its Selling and Servicing Contract (including payment of premiums for Primary Insurance Policies, if required) and shall not be entitled to reimbursement therefor except as specifically provided in such Selling and Servicing Contract and not inconsistent with this Agreement.

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      Section 3.12.  REPORTS TO THE TRUSTEE; CERTIFICATE ACCOUNT STATEMENT.
Not later than 15 days after each Distribution Date, the Master Servicer shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Certificate Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account for each category of deposit specified in Section 3.04 and each category of withdrawal specified in Section 3.05, and stating that all distributions required by this Agreement have been made (or if any required distribution has not been made, specifying the nature and amount thereof). Such statement shall be provided to any Certificateholder upon request or by the Trustee to any Certificateholder at the expense of the Master Servicer and shall also, to the extent available, include information regarding delinquencies on the Mortgage Loans, indicating the number and aggregate Principal Balance of Mortgage Loans which are one, two, three or more months delinquent, the number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated and the book value of any Mortgaged Property acquired by the Mortgage Trust Fund through foreclosure, deed in lieu of foreclosure or other exercise of the Mortgage Trust Fund's security interest in the Mortgaged Property.

      Section 3.13. ANNUAL STATEMENT AS TO COMPLIANCE. The Master Servicer shall deliver to the Trustee, on or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, an Officer's Certificate stating as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Master Servicer to Certificateholders upon request or by the Trustee (solely to the extent that such copies are available to the Trustee) at the expense of the Master Servicer, should the Master Servicer fail to so provide such copies.

      Section 3.14. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS. In the event that the Certificates are legal for investment by federally-insured savings associations, the Master Servicer shall provide to the OTS, the FDIC and the supervisory agents and examiners of the OTS and the FDIC access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS or the FDIC, as applicable, and shall in any event provide such access to the documentation regarding the Mortgage Loans to the Trustee and its representatives, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

      Section 3.15. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. On or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, the Master Servicer, at its expense, shall cause a firm of independent public accountants to furnish a statement to the Trustee to the effect that, in connection with the firm's examination of the financial statements of the Master Servicer's indirect parent corporation and its subsidiaries, including the Master Servicer, as of the previous December 31, nothing came to their attention that indicated that the Master Servicer was not in compliance with Section 3.02, Section 3.03,
Section 3.04, Section 3.05, Section 3.11, Section 3.12 and Section 3.13 of this Agreement, except for (i) such exceptions as such firm believes to be immaterial, and (ii) such other exceptions as are set forth in such statement.

      Section 3.16.  [RESERVED.]

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      Section 3.17.  [RESERVED.]

      Section 3.18.  [RESERVED.]

      Section 3.19.  [RESERVED.]

      Section 3.20.  [RESERVED.]

      Section 3.21. ASSUMPTION OR TERMINATION OF SELLING AND SERVICING CONTRACTS BY TRUSTEE. In the event the Company or any successor Master Servicer shall for any reason no longer be the Master Servicer (including by reason of an Event of Default), the Trustee as trustee hereunder or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool unless the Trustee elects to terminate the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool in accordance with the terms thereof. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein with respect to the Mortgage Loans and to have replaced the Master Servicer as a party to the Selling and Servicing Contracts to the same extent as if the rights and duties under the Selling and Servicing Contracts relating to the Mortgage Loans had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Selling and Servicing Contracts with respect to the Master Servicer's duties to be performed prior to its termination hereunder.

      The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to the Selling and Servicing Contracts and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the rights and duties under the Selling and Servicing Contracts relating to the Mortgage Loans to the assuming party.

                                  ARTICLE IV

              PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES

      Section 4.01.  MORTGAGE TRUST DISTRIBUTIONS.

      (a) On each Distribution Date, the Trustee (or any duly appointed Paying Agent) shall (i) be deemed to have distributed from the Certificate Account the Mortgage Trust Certificate Distribution Amount to the Mortgage Trust Certificateholders and to have deposited such amount for their benefit into the Certificate Account and (ii) withdraw from the Certificate Account and distribute to the Class R-1 Certificateholders the sum of (a) Excess Liquidation Proceeds and (b) the amounts to be distributed to the Class R-1 Certificateholders pursuant to the definition of "Mortgage Trust Certificate Distribution Amount" herein for such Distribution Date, all in accordance with written statements received from the Master Servicer pursuant to Section 4.03(b), by wire transfer in immediately available funds for the account of each Mortgage Trust Certificateholder and Class R-1 Certificateholder, or by any other means of payment acceptable to each such Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder

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appearing in the Certificate Register. Notwithstanding any other provision of this Agreement, no actual distributions pursuant to clause (i) of this
Section 4.01(a) shall be made on account of the deemed distributions described in this paragraph except in the event of a liquidation of the Certificate Trust Fund and the First Level Certificate Trust Fund and not the Mortgage Trust Fund.

      (b) All reductions in the Certificate Principal Balance of a Mortgage Trust Certificate effected by distributions of principal or allocations of Realized Losses with respect to Mortgage Loans made on any Distribution Date shall be binding upon all Holders of such Mortgage Trust Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Mortgage Trust Certificate. The final distribution of principal of each Mortgage Trust Certificate (and the final distribution with respect to the Class R-1 Certificates upon termination of the Mortgage Trust Fund) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to
Section 4.01(c)(ii) or Section 9.01(b).

      (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds and Liquidation Proceeds received and expected to be received during the Prior Period, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of Mortgage Trust Certificates will become distributable on the next Distribution Date, the Trustee, as Holder of the Mortgage Trust Certificates, will be deemed to have notice that:

           (i) each such Mortgage Trust Certificate is to be so retired,

           (ii) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

           (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon cancellation of such Mortgage Trust Certificate by the Trustee, and (B) no interest shall accrue on such Mortgage Trust Certificate after such Distribution Date.

      Section 4.02. STATEMENTS TO MORTGAGE TRUST CERTIFICATEHOLDERS. With each distribution from the Certificate Account on a Distribution Date, the Master Servicer shall prepare and forward to the Trustee (and to the Company if the Company is no longer acting as Master Servicer), and the Trustee shall forward to each Mortgage Trust Certificateholder and Class R-1 Certificateholder, a statement setting forth, to the extent applicable: the amount of the distribution payable to the applicable Class that represents principal and the amount that represents interest, and the applicable Class Principal Balance after giving effect to such distribution.

      Upon request by any Mortgage Trust Certificateholder or Class R-1 Certificateholder or the Trustee, the Master Servicer shall forward to such Certificateholder, the Trustee and the Company (if the Company is no longer acting as Master Servicer) an additional report which sets forth with respect to the Mortgage Loans:

      (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

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      (b) The (i) number and aggregate Principal Balance of Mortgage  Loans with respect to which foreclosure proceedings have been initiated, and (ii) number and aggregate book value of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee's security interest in the Mortgage Loans;

      (c) The amount of Special Hazard Coverage available to the Class Y-1, Class Y-2, Class Z-1, Class Z-2, Class IP-M, Class IX-M, Class IIP-M, Class IIX-M and Class R-1 Certificates remaining as of the close of business on the applicable Determination Date;

      (d) The amount of Bankruptcy Coverage available to the Class Y-1, Class Y-2, Class Z-1, Class Z-2, Class IP-M, Class IX-M, Class IIP-M, Class IIX-M and Class R-1 Certificates remaining as of the close of business on the applicable Determination Date;

      (e) The amount of Fraud Coverage available to the Class Y-1, Class Y-2, Class Z-1, Class Z-2, Class IP-M, Class IX-M, Class IIP-M, Class IIX-M and Class R-1 Certificates remaining as of the close of business on the applicable Determination Date; and

      (f) The amount of Realized Losses allocable to the Mortgage Trust Certificates and Class R-1 Certificates on the related Distribution Date and the cumulative amount of Realized Losses allocated to such Certificates since the Cut-Off Date.

      Upon request by any Mortgage Trust Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.

      Section 4.03. ADVANCES BY THE MASTER SERVICER; DISTRIBUTION REPORTS TO THE TRUSTEE.

      (a) To the extent described below, the Master Servicer is obligated to advance its own funds to the Certificate Account to cover any shortfall between (i) payments scheduled to be received in respect of the Mortgage Loans, and (ii) the amounts actually deposited in the Certificate Account on account of such payments. The Master Servicer's obligation to make any advance or advances described in this Section 4.03 is effective only to the extent that such advance is, in the good faith judgment of the Master Servicer made on or before the Business Day immediately following the Withdrawal Date, reimbursable from Insurance Proceeds or Liquidation Proceeds of the related Mortgage Loans or recoverable as late Monthly Payments with respect to the related Mortgage Loans or otherwise.

      Prior to the close of business on the Business Day immediately following each Withdrawal Date, the Master Servicer shall determine whether or not it will make a Monthly P&I Advance on the next succeeding Distribution Date (in the event that the applicable Servicer fails to make such advances) and shall furnish a statement to the Trustee, the Paying Agent, if any, and to any Mortgage Trust Certificateholder, First Level Certificate Trust Certificateholder, Certificate Trust Certificateholder or Residual Certificateholder requesting the same, setting forth the aggregate amount

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to be distributed on the next succeeding Distribution Date on account of principal and interest, stated separately. In the event that full scheduled amounts of principal and interest shall not have been received by or on behalf of the Master Servicer prior to such Determination Date and the Master Servicer shall have determined that a Monthly P&I Advance shall be made in accordance with this Section 4.03, the Master Servicer shall so specify and shall specify the aggregate amount of such advance.

      In the event that the Master Servicer shall be required to make a Monthly P&I Advance, it shall on the Business Day prior to the related Distribution Date either (i) deposit in the Certificate Account an amount equal to such Monthly P&I Advance, (ii) make an appropriate entry in the records of the Certificate Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 4.03, used by the Master Servicer to make such Monthly P&I Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Monthly P&I Advance. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Master Servicer by deposit in the Certificate Account on the Business Day immediately preceding any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date shall be less than payments to Certificateholders required to be made on such date. Under each Selling and Servicing Contract, the Master Servicer is entitled to receive from the Custodial Accounts for P&I amounts received by the applicable Servicer on particular Mortgage Loans as late payments of principal and interest or as Liquidation or Insurance Proceeds and respecting which the Master Servicer has made an unreimbursed advance of principal and interest. The Master Servicer is also entitled to receive other amounts from the Custodial Accounts for P&I to reimburse itself for prior Nonrecoverable Advances respecting Mortgage Loans serviced by the applicable Servicer. The Master Servicer shall deposit these amounts in the Certificate Account prior to withdrawal pursuant to Section 3.05.

      In accordance with Section 3.05, Monthly P&I Advances are reimbursable to the Master Servicer from cash in the Certificate Account to the extent that the Master Servicer shall determine that any such advances previously made are Nonrecoverable Advances pursuant to Section 4.04.

      (b) Prior to 5:00 P.M. New York City time on the third Business Day prior to each Distribution Date, the Master Servicer shall provide the Trustee with a statement regarding the amount of principal and interest, the Residual Distribution Amount and the Excess Liquidation Proceeds to be distributed to each Class of Mortgage Trust Certificates, each Class of First Level Certificate Trust Certificates, each Class of Certificate Trust Certificates and each Class of Residual Certificates on such Distribution Date (such amounts to be determined in accordance with the definitions of "Mortgage Trust Certificate Distribution Amount," "First Level Certificate Trust Certificate Distribution Amount" and "Certificate Trust Certificate Distribution Amount," Section 4.01, Section 4.05 and Section 4.07 hereof and other related definitions set forth in Article I hereof).

      Section 4.04. NONRECOVERABLE ADVANCES. Any advance previously made by the applicable Servicer pursuant to its Selling and Servicing Contract or by the Master Servicer that the Master Servicer shall determine in its good faith judgment not to be ultimately recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise of related Mortgage Loans or recoverable as late Monthly Payments with respect to related Mortgage Loans shall be a Nonrecoverable Advance. The determination by the Master Servicer that it or the applicable Servicer has made a Nonrecoverable Advance or that any advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Master Servicer delivered to the Trustee on the Determination Date and detailing

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
the reasons for such determination. Notwithstanding any other provision of this Agreement, any insurance policy relating to the Mortgage Loans, or any other agreement relating to the Mortgage Loans to which the Company or the Master Servicer is a party, (a) the Company, the Master Servicer, and each Servicer shall not be obligated to, and shall not, make any advance that, after reasonable inquiry and in its sole discretion, the Company, the Master Servicer, or such Servicer shall determine would be a Nonrecoverable Advance, and (b) the Company, the Master Servicer, and each Servicer shall be entitled to reimbursement for any advance as provided in Section 3.05(a)(i), (ii) and
(iv) of this Agreement.

      Section 4.05.  FIRST LEVEL CERTIFICATE TRUST DISTRIBUTIONS.

      (a) On each Distribution Date, the Trustee (or any duly appointed Paying Agent) shall (i) be deemed to have distributed from the Certificate Account the First Level Certificate Trust Certificate Distribution Amount to the First Level Certificate Trust Certificateholders and to have deposited such amount for their benefit into the Certificate Account and (ii) withdraw from the Certificate Account and distribute to the Class R-2 Certificateholders the amounts to be distributed to the Class R-2 Certificateholders pursuant to the definition of "First Level Certificate Trust Certificate Distribution Amount" herein for such Distribution Date, all in accordance with written statements received from the Master Servicer pursuant to Section 4.03(b), by wire transfer in immediately available funds for the account of each First Level Certificate Trust Certificateholder or Class R-2 Certificateholder, or by any other means of payment acceptable to each such Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register. Notwithstanding any other provision of this Agreement, no actual distributions pursuant to clause
(i) of this Section 4.05(a) shall be made on account of the deemed distributions described in this paragraph except in the event of a liquidation of the Certificate Trust Fund and not the First Level Certificate Trust Fund.

      (b) All reductions in the Certificate Principal Balance of a First Level Certificate Trust Certificate effected by distributions of principal and all allocations of Realized Losses made on any Distribution Date shall be binding upon all Holders of such First Level Certificate Trust Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such First Level Certificate Trust Certificate. The final distribution of principal of each First Level Certificate Trust Certificate (and the final distribution with respect to the Class R-2 Certificates upon termination of the First Level Certificate Trust Fund) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.05(c)(ii) or Section 9.01(b).

      (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds and Liquidation Proceeds received and expected to be received during the Prior Period, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of First Level Certificate Trust Certificates will become distributable on the next Distribution Date, the Trustee, as Holder of the First Level Certificate Trust Certificates, will be deemed to have notice that:

           (i) each such First Level Certificate Trust Certificate is to be so retired,

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
           (ii) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

           (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon cancellation of such First Level Certificate Trust Certificate by the Trustee, and
      (B) no interest shall accrue on such First Level Certificate Trust Certificate after such Distribution Date.

      Section 4.06. STATEMENTS TO FIRST LEVEL CERTIFICATE TRUST CERTIFICATEHOLDERS. With each distribution from the Certificate Account on a Distribution Date, the Master Servicer shall prepare and forward to the Trustee (and to the Company if the Company is no longer acting as Master Servicer), and the Trustee shall forward to each First Level Certificate Trust Certificateholder and Class R-2 Certificateholder, a statement setting forth, to the extent applicable: the amount of the distribution payable to the applicable Class that represents principal and the amount that represents interest, and the applicable Class Principal Balance after giving effect to such distribution.

      Upon request by any First Level Certificate Trust Certificateholder or Class R-2 Certificateholder or the Trustee, the Master Servicer shall forward to such Certificateholder, the Trustee and the Company (if the Company is no longer acting as Master Servicer) an additional report which sets forth with respect to the Mortgage Loans:

      (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

      (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) number and aggregate book value of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee's security interest in the Mortgage Loans;

      (c) The amount of Special Hazard Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

      (d) The amount of Bankruptcy Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

      (e) The amount of Fraud Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date; and

      (f) The amount of Realized Losses allocable to the First Level Certificate Trust Certificates and Class R-2 Certificates on the related Distribution Date and the cumulative amount of Realized Losses allocated to such Certificates since the Cut-Off Date.

      Upon request by any First Level Certificate Trust Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.

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      Section 4.07.  CERTIFICATE TRUST DISTRIBUTIONS.

      (a) On each Distribution Date, the Trustee (or any duly appointed Paying Agent) shall withdraw from the Certificate Account the Certificate Trust Available Distribution Amount for such Distribution Date and shall distribute, from the amount so withdrawn, to the extent of the Certificate Trust Available Distribution Amount, the Certificate Trust Certificate Distribution Amount to the Certificate Trust Certificateholders and Class R Certificateholders, in accordance with written statements received from the Master Servicer pursuant to Section 4.03(b), by wire transfer in immediately available funds for the account of each Certificate Trust Certificateholder and Class R Certificateholder, or by any other means of payment acceptable to each such Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register.

      (b) All reductions in the Certificate Principal Balance of a Certificate Trust Certificate effected by distributions of principal or allocations of Realized Losses with respect to Mortgage Loans made on any Distribution Date shall be binding upon all Holders of such Certificate Trust Certificate and of any Certificate Trust Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate Trust Certificate (and the final distribution with respect to the Class R Certificates upon termination of the Certificate Trust Fund) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.07(c)(ii) and Section 9.01(b).

      (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds and Liquidation Proceeds received and expected to be received during the Prior Period, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of Certificate Trust Certificates will become distributable on the next Distribution Date, the Trustee shall, no later than the 18th day of the month of such Distribution Date, mail or cause to be mailed to each Person in whose name a Certificate Trust Certificate to be so retired is registered at the close of business on the Record Date and to the Rating Agency a notice to the effect that:

           (i) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

           (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon presentation and surrender of such Certificate Trust Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Certificate Trust Certificate after such Distribution Date.

      Section 4.08. STATEMENTS TO CERTIFICATE TRUST CERTIFICATEHOLDERS. With each distribution from the Certificate Account on a Distribution Date, the Master Servicer shall prepare and forward to the Trustee (and to the Company if the Company is no longer acting as Master Servicer), and the Trustee shall forward to each Certificate Trust Certificateholder and Class R Certificateholder, a statement setting forth, to the extent applicable: the amount of the distribution payable to the applicable Class

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
that represents principal and the amount that represents interest, and the applicable Class Principal Balance after giving effect to such distribution.

      Upon request by any Certificate Trust Certificateholder or Class R Certificateholder or the Trustee, the Master Servicer shall forward to such Certificate Trust Certificateholder or Class R Certificateholder, the Trustee and the Company (if the Company is no longer acting as Master Servicer) an additional report which sets forth with respect to the Mortgage Loans:

      (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

      (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) number and aggregate book value of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee's security interest in the Mortgage Loans;

      (c) The amount of Special Hazard Coverage available to the Class IPP-1, Class IPP-2, Class IPP-3, Class IPP-4, Class IP, Class IX, Class IIPP-1, Class IIPP-2, Class IIPP-3, Class IIPP-4, Class IIPP-5, Class IIPP-6, Class IIP, Class IIX and Class R Certificates remaining as of the close of business on the applicable Determination Date;

      (d) The amount of Bankruptcy Coverage available to the Class IPP-1, Class IPP-2, Class IPP-3, Class IPP-4, Class IP, Class IX, Class IIPP-1, Class IIPP-2, Class IIPP-3, Class IIPP-4, Class IIPP-5, Class IIPP-6, Class IIP, Class IIX and Class R Certificates remaining as of the close of business on the applicable Determination Date;

      (e) The amount of Fraud Coverage available to the Class IPP-1, Class IPP-2, Class IPP-3, Class IPP-4, Class IP, Class IX, Class IIPP-1, Class IIPP-2, Class IIPP-3, Class IIPP-4, Class IIPP-5, Class IIPP-6, Class IIP, Class IIX and Class R Certificates remaining as of the close of business on the applicable Determination Date; and

      (f) The amount of Realized Losses allocable to the Certificate Trust Certificates and Class R Certificates on the related Distribution Date and the cumulative amount of Realized Losses allocated to such Certificates since the Cut-Off Date.

      Upon request by any Certificate Trust Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.

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                                   ARTICLE V

                               THE CERTIFICATES

      Section 5.01.  THE CERTIFICATES.

      (a) The Regular Interest Certificates and the Residual Certificates shall be substantially in the forms set forth in Exhibits A, B, C and O attached hereto, and shall be executed by the Trustee, authenticated by the Trustee (or any duly appointed Authenticating Agent) and delivered to or upon the order of the Company upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be issuable in Authorized Denominations evidencing Percentage Interests. Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by authorized officers of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or any Authenticating Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      (b) The following definitions apply for purposes of this Section 5.01:
"Disqualified Organization" means any Person which is not a Permitted Transferee, but does not include any "Pass-Through Entity" which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary; "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies; "Ownership Interest" means, with respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee; "Transfer" means any direct or indirect transfer or sale of, or directly or indirectly transferring or selling any Ownership Interest in a Residual Certificate; and "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

      (c) Restrictions on Transfers of the Residual Certificates to Disqualified Organizations are set forth in this Section 5.01(c).

          (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

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
             (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

             (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement") attached hereto as Exhibit J from the proposed Transferee, in form and substance satisfactory to the Company, representing and warranting, among other things, that it is not a Non-U.S. Person, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.01(c) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit I, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Company, representing and warranting, among other things, that no purpose of the proposed Transfer is to allow such Holder to impede the assessment or collection of tax.

             (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

             (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees by holding or acquiring such Ownership Interest (i) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit J; (ii) to obtain the express written consent of the Company prior to any transfer of such Ownership Interest, which consent may be withheld in the Company's sole discretion; and (iii) to provide a certificate to the Trustee in the form attached hereto as Exhibit I.

          (ii) The Trustee shall register the Transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

          (iii) (A) If any "disqualified organization" (as defined in Section 860E(e)(5) of the Code) shall become a holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If any Non-U.S. Person shall become a holder of a Residual Certificate, then the last preceding holder which is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the Transfer to such Non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored,

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
          to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this
          Section 5.01(c) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

             (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this
             Section 5.01(c) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Company shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Company on such terms as the Company may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Company. Such purchaser may be the Company itself or any affiliate of the Company. The proceeds of such sale, net of the commissions (which may include commissions payable to the Company or its affiliates), expenses and taxes due, if any, shall be remitted by the Company to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Company, and the Company shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

          (iv) The Company, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Company from such Person.

          (v) The provisions of this Section 5.01 set forth prior to this Section (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

              (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current Ratings of the Certificates; and

              (B) an Opinion of Counsel, in form and substance satisfactory to the Company (as evidenced by a certificate of the Company), to the effect that such modification, addition to or absence of such provisions will not cause the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund to cease to qualify as a REMIC and will not create a risk that (1) the Mortgage Trust Fund, the First Level Certificate Trust

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                 Fund or the Certificate Trust Fund may be subject to an
                 entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

            (vi) The following legend shall appear on all Residual Certificates:

                 ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY
                 OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN
                 SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED
                 IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D)
                 AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER
                 DISPOSITION OF THIS CLASS [R] [R-2] [R-1] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF
                 NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS
                 ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS [R] [R-2] [R-1] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

           (vii) Each Holder of the Residual Certificates issued hereunder having an Authorized Denomination of 0.01%, while not a Disqualified Organization, is the Tax Matters Person for the related REMIC.

      (d) In the case of any Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 or Residual Certificate presented for registration in the name of an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, the Trustee shall require (i) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the purchase or holding of a Class B-1, Class B-2, Class B-3, Class B-4,

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Class B-5, Class B-6 or Residual Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Company or (ii) only in the case of a Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificate, an officer's certificate acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the transferee is an insurance company, the source of funds to be used by it to purchase the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60, which officer's certificate shall not be an expense of the Trustee, the Master Servicer or the Company.

      (e) No transfer, sale, pledge or other disposition of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless such transfer, sale, pledge or other disposition is made in accordance with this Section 5.01(e) or Section 5.01(f). Each Person who, at any time, acquires any ownership interest in any Class B-4, Class B-5 or Class B-6 Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions of this Section 5.01(e) and Section 5.01(f), as applicable. No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be deemed to be made in accordance with this Section 5.01(e) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Trustee is provided with the certificates and an Opinion of Counsel, if required, on which the Trustee may conclusively rely, which establishes or establish to the Trustee's satisfaction that such transfer is exempt from the registration requirements under the Securities Act, as follows: In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Trustee shall require, in order to assure compliance with the Securities Act, that the Certificateholder desiring to effect such transfer certify to the Trustee in writing, in substantially the form attached hereto as Exhibit F, the facts surrounding the transfer, with such modifications to such Exhibit F as may be appropriate to reflect the actual facts of the proposed transfer, and that the Certificateholder's proposed transferee certify to the Trustee in writing, in substantially the form attached hereto as Exhibit G, the facts surrounding the transfer, with such modifications to such Exhibit G as may be appropriate to reflect the actual facts of the proposed transfer. If such certificate of the proposed transferee does not contain substantially the substance of Exhibit G, the Trustee shall require an Opinion of Counsel satisfactory to it that such transfer may be made without registration, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Trust Fund or the Company. Such Opinion of Counsel shall allow for the forwarding, and the Trustee shall forward, a copy thereof to the Rating Agency. Notwithstanding the foregoing, any Class B-4, Class B-5 or Class B-6 Certificate may be transferred, sold, pledged or otherwise disposed of in accordance with the requirements set forth in Section 5.01(f).

      (f) No transfer of a Class IPP-2, Class IPP-3 or Class IIPP-2 Certificate may be made unless in accordance with this Section 5.01(f). In addition, transfers of Class B-4, Class B-5 or Class B-6 Certificates may be made in accordance with this Section 5.01(f). To effectuate a Certificate transfer in accordance with this Section 5.01(f), the proposed transferee of such Certificate must provide the Trustee and the Company with an investment letter substantially in the form of Exhibit L attached hereto, which investment letter shall not be an expense of the Trustee or the Company, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers"

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
as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. Notwithstanding the foregoing, the proposed transferee of such Certificate shall not be required to provide the Trustee or the Company with Annex 1 or Annex 2 to the form of Exhibit L attached hereto if the Company so consents prior to each such transfer. Such transfers shall be deemed to have complied with the requirements of this
Section 5.01(f). The Holder of a Certificate desiring to effect such transfer does hereby agree to indemnify the Trustee, the Company, and the Certificate Registrar against any liability that may result if transfer is not made in accordance with this Agreement.

      Section 5.02. CERTIFICATES ISSUABLE IN CLASSES; DISTRIBUTIONS OF PRINCIPAL AND INTEREST; AUTHORIZED DENOMINATIONS. The aggregate principal amount of Mortgage Trust Certificates and Class R-1 Certificates, First Level Certificate Trust Certificates and Class R-2 Certificates, or Certificate Trust Certificates and Class R Certificates, as applicable, that may be authenticated and delivered under this Agreement is limited to the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, as specified in the Preliminary Statement to this Agreement, except for Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 5.03. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Remittance Rates, initial Class Principal Balances and last scheduled Distribution Dates as specified in the Preliminary Statement to this Agreement. The aggregate Percentage Interest of each Class of Certificates of which the Class Principal Balance equals zero as of the Cut-Off Date that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

      Section 5.03. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. The Trustee shall cause to be maintained at one of its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Trustee may prescribe, the Certificate Register shall be amended from time to time by the Trustee or its agent to reflect notice of any changes received by the Trustee or its agent pursuant to Section 10.06. The Trustee hereby appoints itself as the initial Certificate Registrar.

      Upon surrender for registration of transfer of any Certificate to the Trustee at the office of First Trust of New York, National Association, 100 Wall Street, Suite 1600, New York, NY 10005, Attention: Glenn Anderson, or such other address or agency as may hereafter be provided to the Master Servicer in writing by the Trustee, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of Authorized Denominations of like Percentage Interest. At the option of the Certificateholders, Certificates may be exchanged for other Certificates in Authorized Denominations of like Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee, or any Authenticating Agent, shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Trustee or any Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

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
      A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

      All Certificates surrendered for exchange or transfer shall be cancelled by the Trustee or any Authenticating Agent.

      Section 5.04.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If
(i) any mutilated Certificate is surrendered to the Trustee or any Authenticating Agent, or (ii) the Trustee or any Authenticating Agent receives evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or any Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or any Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Percentage Interest. Upon the issuance of any new Certificate under this
Section 5.04, the Trustee or any Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund, as applicable, as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

      Section 5.05. PERSONS DEEMED OWNERS. The Company, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, Section 4.05 and
Section 4.07 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer or the Trustee shall be affected by notice to the contrary.

      Section 5.06. TEMPORARY CERTIFICATES. Upon the initial issuance of the Certificates, the Trustee may execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten or otherwise produced, in any Authorized Denomination, of the tenor of the definitive Certificates in lieu of which they are issued and with such variations in form from the forms of the Certificates set forth as Exhibits A, B, C and O hereto as the Trustee's officers executing such Certificates may determine, as evidenced by their execution of the Certificates. Notwithstanding the foregoing, the Certificates may remain in the form set forth in this definition of "Temporary Certificates."

      If temporary Certificates are issued, the Trustee shall cause definitive Certificates to be prepared within ten Business Days of the Closing Date or as soon as practicable thereafter. After preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee to be maintained as provided in Section 5.10 hereof, without charge to the holder. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Master Servicer. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange

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therefor a like principal amount of definitive Certificates of Authorized
Denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

      Section 5.07. BOOK-ENTRY FOR BOOK-ENTRY CERTIFICATES. Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates of Authorized Denomination representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Company, except that one Book-Entry Certificate of each Class of Book-Entry Certificates may be issued in a denomination less than $1 and, if so issued, shall be held in physical certificate form directly by the holder thereof. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder shall receive a definitive certificate representing such Beneficial Holder's interest in any Class of Book-Entry Certificate, except as provided above and in Section 5.09. Each Book-Entry Certificate shall bear the following legend:

      Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until definitive, fully registered Book-Entry Certificates (the "Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 5.09:

        (a) the provisions of this Section 5.07 shall be in full force and effect with respect to the Book-Entry Certificates;

        (b) the Master Servicer and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on the Book-Entry Certificates) as the sole Certificateholder;

        (c) to the extent that the provisions of this Section 5.07 conflict with any other provisions of this Agreement, the provisions of this
      Section 5.07 shall control; and

        (d) the rights of the Beneficial Holders shall be exercised only through the Clearing Agency and the DTC Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the DTC Participants. Pursuant to the Depositary Agreement, unless and until Definitive Certificates are issued pursuant to Section 5.09, the initial Clearing Agency will make book-entry transfers among the DTC Participants and receive and transmit distributions of principal and interest on the related Class of Book-Entry Certificates to such DTC Participants.

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      For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing a specified Percentage Interest, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Book-Entry Certificates evidencing the requisite Percentage Interest represented by the Book-Entry Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

      Section 5.08. NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 5.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related DTC Participants in accordance with its applicable rules, regulations and procedures.

      Section 5.09. DEFINITIVE CERTIFICATES. If (a) the Master Servicer notifies the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depositary Agreement with respect to the Book-Entry Certificates and the Trustee or the Master Servicer is unable to locate a qualified successor, (b) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Certificateholders holding Book-Entry Certificates evidencing Percentage Interests aggregating not less than 66% of the aggregate Class Principal Balance of such Certificates advise the Trustee and the Clearing Agency through DTC Participants in writing that the continuation of a book-entry system with respect to the Book-Entry Certificates through the Clearing Agency is no longer in the best interests of the Certificateholders with respect to such Certificates, the Trustee shall notify all Certificateholders of Book-Entry Certificates of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for all of the Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

      Section 5.10. OFFICE FOR TRANSFER OF CERTIFICATES. The Trustee shall maintain in New York, New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange. First Trust of New York, National Association, 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Glenn Anderson, is initially designated for said purposes.

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                                  ARTICLE VI

                      THE COMPANY AND THE MASTER SERVICER

      Section 6.01. LIABILITY OF THE COMPANY AND THE MASTER SERVICER. The Company and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company or the Master Servicer, as applicable, herein.

      Section 6.02. MERGER OR CONSOLIDATION OF THE COMPANY OR THE MASTER SERVICER. Any corporation into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company or the Master Servicer shall be a party, or any corporation succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 6.03. LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER SERVICER AND OTHERS. Neither the Company nor the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund or the Certificateholders for any action taken by such Person or by a Servicer or for such Person's or Servicer's refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of duties and obligations hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any Mortgage Loan (other than as otherwise permitted in this Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company and the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the Mortgage Loans, this Agreement, the Certificates or the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, as provided by Section 3.05.

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      Section 6.04.  THE COMPANY AND MASTER SERVICER NOT TO RESIGN. The Company
shall not resign from the obligations and duties (including, without limitation, its obligations and duties as initial Master Servicer) hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any successor Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or any successor Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02 hereof.

      If the Company is no longer acting as Master Servicer, then the successor Master Servicer shall give prompt written notice to the Company of any information received by such successor Master Servicer which affects or relates to an ongoing obligation or right of the Company under this Agreement.

                                  ARTICLE VII

                                    DEFAULT

      Section 7.01. EVENTS OF DEFAULT. (a) In case one or more of the following Events of Default by the Company, either in its own capacity or in its capacity as Master Servicer or by a successor Master Servicer shall occur and be continuing, that is to say:

          (i) Any failure by the Master Servicer to distribute to Certificateholders any payment required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of ten days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund; or

         (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund; or

         (iii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

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         (iv) The Master Servicer shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master
      Servicer or of or relating to all or substantially all of its property; or

         (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

         (vi) Any failure of the Master Servicer to make any Monthly P&I Advance (other than a Nonrecoverable Advance) which continues unremedied at the opening of business on the Distribution Date in respect of which such Monthly P&I Advance was to have been made;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, either the Trustee, or the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund, by notice in writing to the Company and the Master Servicer (and to the Trustee if given by the Certificateholders, in which case such notice shall set forth evidence reasonably satisfactory to the Trustee that such Event of Default has occurred and shall not have been remedied) may terminate all of the rights (other than its right to reimbursement for advances) and obligations of the Master Servicer, including its right to the Master Servicing Fee, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, if any. Such determination shall be final and binding. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be credited by the Master Servicer to the Certificate Account or thereafter be received with respect to the Mortgage Loans.

     Notwithstanding the foregoing, if an Event of Default described in clause (vi) of this Section 7.01(a) shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly P&I Advances and other advances of its own funds,

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and the Trustee shall act as provided in Section 7.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly P&I Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 7.01(a). Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date. If the Master Servicer shall within two Business Days following such suspension remit to the Trustee the amount of any Monthly P&I Advance the nonpayment of which by the Master Servicer was an Event of Default described in clause (vi) of this Section 7.01(a), the Trustee shall permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder. The Master Servicer agrees that it will reimburse the Trustee for actual, necessary and reasonable costs incurred by the Trustee because of action taken pursuant to clause (vi) of this Section 7.01(a). The Master Servicer agrees that if an Event of Default as described in clause (vi) of this Section 7.01(a) shall occur more than two times in any twelve month period, the Trustee shall be under no obligation to permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder.

     (b) In the event the Company is no longer acting as Master Servicer, in case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

          (i) Failure on the part of the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund; or

          (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iii) The Company shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

          (iv) The Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund, by notice in writing to the Company and the Trustee, may direct the Trustee in accordance with Section 10.03 to institute an action, suit or proceeding in its own name as Trustee hereunder to enforce the Company's obligations hereunder.

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     (c) In any circumstances in which this Agreement states that
Certificateholders owning Certificates evidencing a certain percentage Percentage Interest in the Certificate Trust Fund may take certain action, such action shall be taken by the Trustee, but only if the requisite percentage of Certificate Trust Certificateholders required under this Agreement for taking like action or giving like instruction to the Trustee under this Agreement shall have so directed the Trustee in writing.

     Section 7.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. On and after the time the Master Servicer receives a notice of termination pursuant to
Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer under this Agreement and under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto arising after the Master Servicer receives such notice of termination placed on the Master Servicer by the terms and provisions hereof and thereof, and shall have the same limitations on liability herein granted to the Master Servicer; provided, that the Trustee shall not under any circumstances be responsible for any representations and warranties or any Purchase Obligation of the Company or any liability incurred by the Master Servicer at or prior to the time the Master Servicer was terminated as Master Servicer and the Trustee shall not be obligated to make a Monthly P&I Advance if it is prohibited by law from so doing. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain or to withdraw from the Certificate Account if the Master Servicer had continued to act hereunder, except for those amounts due to the Master Servicer as reimbursement for advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending any such appointment, the Trustee is obligated to act in such capacity. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall, together with the compensation to the Trustee, be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     Section 7.03. NOTIFICATION TO CERTIFICATEHOLDERS. Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                                 ARTICLE VIII

                             CONCERNING THE TRUSTEE

     Section 8.01.  DUTIES OF TRUSTEE.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this

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 Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Company or Master Servicer to the Trustee pursuant to this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; and

          (ii) The Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence Percentage Interests aggregating not less than 25% of the Certificate Trust Fund relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or relating to the exercise of any trust or power conferred upon the Trustee under this Agreement.

      (d) Within ten days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to the Rating Agency notice of each Event of Default. Within 90 days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to all Certificateholders (with a copy to the Rating Agency) notice of each Event of Default, unless such Event of Default shall have been cured or waived; provided, however, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Certificateholders; and provided, further, that in the case of any Event of Default of the character specified in Section 7.01(i) and Section 7.01(ii) no such notice to Certificateholders or to the Rating Agency shall be given until at least 30 days after the occurrence thereof.

      Section 8.02. CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 8.01:

           (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice,

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      request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

           (iii) The Trustee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

           (iv) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing
      Percentage Interests aggregating not less than 25% of the Certificate Trust Fund; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security, if any, afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to proceeding;

           (v) The Trustee may execute the trust or any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

           (vi) The Trustee shall not be deemed to have knowledge or notice of any matter, including without limitation an Event of Default, unless actually known by a Responsible Officer, or unless written notice thereof referencing this Agreement or the Certificates is received at the Corporate Trust Office at the address set forth in
      Section 10.06.

      Section 8.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein (other than those relating to the due organization, power and authority of the Trustee) and in the Certificates (other than the execution of, and certificate of authentication on, the Certificates) shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loan. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer, the Servicers or the Company in respect of the Mortgage Loans or deposited into the Custodial Account for P&I, any Buydown Fund Account, or the Custodial Accounts for P&I by any Servicer or into the Investment Account, or the Certificate Account by the Master Servicer or the Company.

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      Section 8.04.  TRUSTEE MAY OWN CERTIFICATES. The Trustee or any agent or affiliate of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

      Section 8.05. THE MASTER SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES. Subject to any separate written agreement with the Trustee, the Company, as Master Servicer, covenants and agrees to, and the Master Servicer shall, pay the Trustee from time to time, and the Trustee shall be entitled to payment, for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Except as otherwise expressly provided herein, the Master Servicer shall pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Trustee in accordance with any of the provisions of this Agreement and indemnify the Trustee from any loss, liability or expense incurred by it hereunder (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense or disbursement as may arise from its negligence or bad faith. Such obligation shall survive the termination of this Agreement or resignation or removal of the Trustee. The Master Servicer shall, at its expense, prepare or cause to be prepared all federal and state income tax and franchise tax and information returns relating to the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund required to be prepared or filed by the Trustee and shall indemnify the Trustee for any liability of the Trustee arising from any error in such returns.

      Section 8.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) acceptable to the Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of any aforementioned supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

      Section 8.07. RESIGNATION AND REMOVAL OF TRUSTEE. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Master Servicer. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee and appoint a successor trustee by

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written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

      The Holders of Certificates evidencing Percentage Interests aggregating more than 50% of the Certificate Trust Fund may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.

      Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

      Section 8.08. SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor shall deliver to the successor trustee all Mortgage Files, related documents, statements and all other property held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

      No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 8.06.

      Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Master Servicer shall mail notice of the succession of such trustee hereunder to (i) all Certificateholders at their addresses as shown in the Certificate Register and (ii) the Rating Agency. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed.

      Section 8.09. MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such resulting or successor corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

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      Section 8.10.  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.
Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

      In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustee(s) and co-trustee(s), as effectively as if given to each of them. Every instrument appointing any separate trustee(s) or co-trustee(s) shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and the trust shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

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      Section 8.11.  AUTHENTICATING AGENTS. The Trustee may appoint one or more
Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

      Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent so long as it shall be eligible in accordance with the provisions of the first paragraph of this Section 8.11 without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.11, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. Any reasonable compensation paid to an Authenticating Agent shall be a reimbursable expense pursuant to Section
8.05 if paid by the Trustee.

      Section 8.12. PAYING AGENTS. The Trustee may appoint one or more Paying Agents which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account, and distributions to Certificateholders as provided in Section 4.01(a), 4.05(a), 4.07(a) and
Section 9.01(b) to the extent directed to do so by the Master Servicer. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a

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combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

      Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 8.12.

      Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer; provided, that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Master Servicer, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this
Section 8.12, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. Any reasonable compensation paid to any Paying Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

                                  ARTICLE IX

                                  TERMINATION

      Section 9.01. TERMINATION UPON REPURCHASE BY THE COMPANY OR LIQUIDATION OF ALL MORTGAGE LOANS.

      (a) Except as otherwise set forth in this Article IX, including, without limitation, the obligation of the Master Servicer to make payments to Certificateholders as hereafter set forth, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby shall terminate upon (i) the repurchase by the Company pursuant to the following paragraph of this Section 9.01(a) of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Mortgage Trust Fund at a price equal, after the deduction of related advances, to the sum of (x) the excess of (A) 100% of the aggregate outstanding Principal Balance of such Mortgage Loans (other than Liquidated Mortgage Loans) plus accrued interest at the applicable Pass-Through Rate with respect to such Mortgage Loan (other than a Liquidated Mortgage Loan) through the last day of the month of such repurchase, over (B) with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the date of such repurchase by the Company to the extent that the Principal Balance of such Mortgage Loan has not been previously reduced by such Bankruptcy Loss, and (y) the appraised fair market value as of the effective date of the termination of the trust created hereby of (A) all property in the Mortgage Trust Fund which secured a Mortgage Loan and which was acquired by foreclosure or deed in lieu of foreclosure after the Cut-Off Date, including related Insurance Proceeds, and (B) all other property in the Mortgage Trust Fund, any such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, or (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Mortgage Trust Fund or the disposition of all property acquired upon foreclosure in respect of any Mortgage Loan, and the payment to Certificateholders of all amounts required to be paid to them hereunder; provided, however, that in no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the issue of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

      The Company may repurchase the outstanding Mortgage Loans and any Mortgaged Properties acquired by the Mortgage Trust Fund at the price stated in clause (i) of the preceding paragraph provided that the aggregate Principal Balance of the Mortgage Loans at the time of any such repurchase aggregates less than ten percent of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date. If such right is exercised, the Company shall provide to the Trustee (and to the Master Servicer, if the Company is no longer acting as Master Servicer) the written certification of an officer of the Company (which certification shall include a statement to the effect that all amounts required to be paid in order to repurchase the Mortgage Loans have been deposited in the Certificate Account) and the Trustee shall promptly execute all instruments as may be necessary to release and assign to the Company the Mortgage Files and any foreclosed Mortgaged Property pertaining to the Mortgage Trust Fund.

      In no event shall the Company be required to expend any amounts other than those described in the first paragraph of this Section 9.01(a) in order to terminate the Mortgage Trust Fund or repurchase the Mortgage Loans under this
Section 9.01.

      (b) Notice of any termination, specifying the date upon which the Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by letter from the Trustee to Certificateholders mailed not less than 30 days prior to such final distribution, specifying (i) the date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated (the "Termination Date"),
(ii) the amount of such final payment (the "Termination Payment") and (iii) that the Record Date otherwise applicable to the Distribution Date upon which the Termination Date occurs is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. Upon any such notice, the Certificate Account shall terminate subject to the Master Servicer's obligation to hold all amounts payable to Certificateholders in trust without interest pending such payment.

      In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Termination Date, the Company shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the Termination Payment with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Company may take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

      Section 9.02.  ADDITIONAL TERMINATION REQUIREMENTS.

      (a) In the event the Company exercises its purchase option as provided in Section 9.01, the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee shall have received an Opinion of Counsel to the effect that the failure of the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund as described in Section 860F of the Code, or (ii) cause the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

           (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Company, in its capacity as agent of the Tax Matters Person shall prepare the documentation required and adopt a plan of complete liquidation on behalf of the Mortgage Trust Fund, the First Level Certificate Trust Fund and the Certificate Trust Fund meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel, on behalf of the Mortgage Trust Fund, the First Level Certificate
      Trust Fund and the Certificate Trust Fund; and

           (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Master Servicer as agent of the Trustee shall sell all of the assets of the Mortgage Trust Fund, the First Level Certificate
      Trust Fund and the Certificate Trust Fund to the Company for cash in the amount specified in Section 9.01; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Master Servicer shall not sell any of the assets of the Mortgage Trust Fund, the First Level Certificate
      Trust Fund and the Certificate Trust Fund prior to the close of that calendar quarter.

      (b) By its acceptance of any Residual Certificate, the Holder thereof hereby agrees to authorize the Company to adopt such a plan of complete liquidation upon the written request of the Company and to take such other action in connection therewith as may be reasonably requested by the Company.

      Section 9.03. TRUSTS IRREVOCABLE. Except as expressly provided herein, the trusts created hereby are irrevocable.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

      Section 10.01.  AMENDMENT.

      (a) This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity; (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; (iii) to comply with any requirements imposed by the Code or any regulations thereunder; (iv) to correct the description of any property at any time included in the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund, or to assure the conveyance to the Trustee of any property included in the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund; and (v) pursuant to Section 5.01(c)(v). No such amendment (other than one entered into pursuant to clause
(iii) of the preceding sentence) shall adversely affect in any material respect the interest of any Certificateholder. Prior to entering into any amendment without the consent of Certificateholders pursuant to this paragraph, the Trustee may require an Opinion of Counsel to the effect that such amendment is permitted under this paragraph. The placement of an "original issue discount" legend on, or any change required to correct any such legend previously place on, a Certificate shall not be deemed any amendment to this Agreement.

      (b) This Agreement may also be amended from time to time by the Company and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of the Certificate Trust Fund for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall, without the consent of the Holder of each Certificate affected thereby (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Certificateholder's Percentage Interest, the Remittance Rate or the Termination Payment with respect to any of the Certificates, (ii) reduce the percentage of Percentage Interests specified in this Section 10.01 which are required to amend this Agreement, (iii) create or permit the creation of any lien against any part of the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund, or (iv) modify any provision in any way which would permit an earlier retirement of the Certificates.

      Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. Any failure to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

      It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

      Section 10.02. RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or the comparable jurisdictions in which any Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

      Section 10.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      No Certificateholder shall have any right to vote or in any manner otherwise to control the operation and management of the Mortgage Trust Fund, the First Level Certificate Trust Fund or the Certificate Trust Fund or the obligations of the parties hereto (except as provided in Section 5.09, Section 7.01, Section 8.01, Section 8.02, Section 8.07, Section 10.01 and this Section 10.03), nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      No Certificateholder shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. However, the Trustee is under no obligation to exercise any of the extraordinary trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 10.04. ACCESS TO LIST OF CERTIFICATEHOLDERS. The
Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 30 days after receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to such Certificateholders.

      If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such list from the Certificate Registrar, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

      Every Certificateholder, by receiving and holding the same, agrees with the Master Servicer and the Trustee that neither the Master Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

      Section 10.05. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 10.06. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered or certified mail to (a) in the case of the Company, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention: General Counsel (with a copy directed to the attention of the Master Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Company, (b) in the case of the Master Servicer, 75 North Fairway Drive, Vernon Hills, Illinois 60061,
Attention: General Counsel (with a copy directed to the attention of the Master Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Master Servicer, (c) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Master Servicer in writing by the Trustee, (d) in the case of the Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Trustee in writing by the Certificate Registrar, (e) in the case of Fitch, P.O. Box 689, 1201 East 7th Street, Powell, Wyoming, Attention: Residential Surveillance, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by Fitch, and (f) in the case of S&P, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Frank Raiter, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by S&P. Notices to the Rating Agency shall also be deemed to have been duly given if mailed by first class mail, postage prepaid, to the above listed addresses of the Rating Agency. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

      Section 10.07. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 10.08. COUNTERPART SIGNATURES. For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 10.09. BENEFITS OF AGREEMENT. Nothing in this Agreement or in any Certificate, expressed or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, any separate trustee or co-trustee appointed under Section 8.10, and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

      Section 10.10. NOTICES AND COPIES TO RATING AGENCY.

      (a) The Trustee shall notify the Rating Agency of the occurrence of any of the following events, in the manner provided in Section 10.06:

          (i) the occurrence of an Event of Default pursuant to Section 7.01, subject to the provisions of Section 8.01(d);

          (ii) the appointment of a successor Master Servicer pursuant to
          Section 7.02;

      (b) The Master Servicer shall notify the Rating Agency of the occurrence of any of the following events, in the manner provided in Section 10.06:

          (i) any amendment of this Agreement pursuant to Section 10.01;

          (ii) the appointment of a successor Trustee pursuant to Section 8.08;

          (iii) the filing of any claim under or the cancellation or modification of any fidelity bond and errors and omissions coverage pursuant to Section 3.01 and Section 3.06 with respect to the Master Servicer or any Servicer;

          (iv) any change in the location of the Certificate Account, any Custodial Account for P&I or any Custodial Account for Reserves;

          (v) the repurchase of any Mortgage Loan pursuant to a Purchase Obligation or the repurchase of the outstanding Mortgage Loans pursuant to Section 9.01;

          (vi) the occurrence of the final Distribution Date or the termination of the trust pursuant to Section 9.01(a)(ii);

          (vii) the failure of the Master Servicer to make a Monthly P&I Advance following a determination on the Determination Date that the Master Servicer would make such advance pursuant to Section 4.03; and

          (viii) the failure of the Master Servicer to make a determination on the Determination Date regarding whether it would make a Monthly P&I Advance when a shortfall exists between (x) payments scheduled to be received in respect of the Mortgage Loans and (y) the amounts actually deposited in the Certificate Account on account of such payments, pursuant to Section 4.03.

      (c) The Master Servicer shall provide copies of the statements pursuant to Section 4.02, Section 4.06, Section 4.08, Section 3.13 or Section 3.15 or any other statements to the Rating Agency in such time and manner that such statements or determinations are required to be provided to Certificateholders. With respect to the reports described in the second paragraph of Section 4.02, the Master Servicer shall provide such reports to the Rating Agency in respect of each Distribution Date, without regard to whether any Certificateholder or the Trustee has requested such report for such Distribution Date.

       IN WITNESS WHEREOF, the Company and the Trustee have caused their names to be signed hereto by their respective officers, thereunto duly authorized, and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                              PNC MORTGAGE SECURITIES CORP.
(SEAL)


                              By: /s/ Michael A. Aaknes
                                  --------------------------------------
Attest: illegible                 Michael A. Aaknes
                                  Its: Assistant Vice President



                              FIRST BANK NATIONAL ASSOCIATION, as TRUSTEE
(SEAL)


                              By: /s/ illegible
                                  --------------------------------------
Attest: illegible
                                  Its: Assistant Vice President

                         ACKNOWLEDGEMENT OF CORPORATION


STATE OF ILLINOIS    )
                     )   SS.
COUNTY OF LAKE       )


     On this 27th day of June, 1997 before me, a Notary Public in and for said State, personally appeared Michael A. Aaknes, known to me to be the Assistant Vice President of PNC MORTGAGE SECURITIES CORP., one of the corporations that executed the within interest, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its By-Laws or a resolution of its Board of Directors.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in the certificate first above written.

                                          /s/ Laura A. Cleland
                                    ____________________________________
                                            Notary Public



(SEAL)

       OFFICIAL SEAL
       LAURA A CLELAND
       NOTARY PUBLIC, STATE OF ILLINOIS
       MY COMMISSION EXPIRES: 02/01/98

                        CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF MINNESOTA         )
                           )   SS.
COUNTY OF RAMSEY           )


     On this 27th day of June, 1997 before me, a Notary Public in and for said State, personally appeared Christina Hatfield, known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

                     /s/ Deborah J. Franco
     Signature __________________________________________________ (SEAL)

                                   [logo] DEBORAH J. FRANCO
                                          NOTARY PUBLIC - MINNESOTA
                                          My Commission Expires Jan. 31, 2000

                                                                   Exhibit A-1
                                                             CUSIP 693 48L LS6


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class IPP-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-4                     Portion of the Class IPP-1 Principal Balance
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $____________________

Class IPP-1 Remittance Rate: 7.000%.

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IPP-1 Principal Balance as of the Cut-Off Date:
$38,992,477.00


                           ____________________
                             Registered Owner              Certificate No. __

                                       A-1-1

                                                                  Exhibit A-2
                                                            CUSIP 693 48L LT4

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class IPP-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $
per $100,000 of initial Certificate Principal Balance, the yield to maturity
is      %, and the amount of OID attributable to the short period is not more
than $            per $100,000 of initial Certificate Principal Balance,
computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-4                     Portion of the Class IPP-2 Principal Balance
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $_________________________

Class IPP-2 Remittance Rate: 7.000%

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IPP-2 Principal Balance as of the Cut-Off Date:
$4,392,000.00


                              ____________________
                                Registered Owner            Certificate No. __

                                       A-2-1

                                                                   Exhibit A-3
                                                             CUSIP 693 48L LU1


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class IPP-3

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $
per $100,000 of initial Certificate Principal Balance, the yield to maturity is
      %, and the amount of OID attributable to the short period is not more
than $            per $100,000 of initial Certificate Principal Balance,
computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-4                     Portion of the Class IPP-3 Principal Balance
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $_________________________

Class IPP-3 Remittance Rate: 7.000%

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IPP-3 Principal Balance as of the Cut-Off Date:
$6,068,000.00


                              ____________________
                                Registered Owner            Certificate No. __

                                       A-3-1

                                                                   Exhibit A-4
                                                             CUSIP 693 48L LV9


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class IPP-4

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-4                     Portion of the Class IPP-4 Principal Balance
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $_________________________

Class IPP-4 Remittance Rate: 7.000%

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IPP-4 Principal Balance as of the Cut-Off Date:
$12,363,156.00


                              ____________________
                                Registered Owner             Certificate No. __


                                       A-4-1

                                                                    Exhibit A-5
                                                              CUSIP 693 48L ME6


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class IP

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
      per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

Series 1997-4                     Portion of the Class IP Principal Balance
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $_________________________

Class IP Remittance Rate: 0.00%

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IP Principal Balance as of the Cut-Off Date:
$595,842.00


                              ____________________
                                Registered Owner             Certificate No. __

                                       A-5-1

                                                                   Exhibit A-6
                                                             CUSIP 693 48L MC0

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class IX

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

Series 1997-4                     Portion of the Class IX Notional Amount as of
                                  the Cut-Off Date evidenced by this
                                  Certificate:
                                  $_________________

Class IX Remittance Rate: 7.000%
applied to the Class IX Notional Amount

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IX Principal Balance as of the Cut-Off Date:
$0.00

Class IX Notional Amount as of the Cut-Off Date:
$2,071,948.64

                              ____________________
                                Registered Owner             Certificate No. __

                                       A-6-1

                                                                   Exhibit A-7
                                                             CUSIP 693 48L LW7


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class IIPP-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-4                     Portion of the Class IIPP-1 Principal Balance
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $_________________________

Class IIPP-1 Remittance Rate: 7.500%

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IIPP-1 Principal Balance as of the Cut-Off Date:
$91,000,000.00


                              ____________________
                                Registered Owner             Certificate No. __

                                       A-7-1

                                                                    Exhibit A-8
                                                              CUSIP 693 48L LX5


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class IIPP-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-4                     Portion of the Class IIPP-2 Principal Balance
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $_________________________

Class IIPP-2 Remittance Rate: 7.500%

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IIPP-2 Principal Balance as of the Cut-Off Date:
$21,485,000.00


                              ____________________
                                Registered Owner             Certificate No. __


                                       A-8-1

                                                                    Exhibit A-9
                                                              CUSIP 693 48L LY3


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class IIPP-3

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.250% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-4                     Portion of the Class IIPP-3 Principal Balance
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $_________________________


Class IIPP-3 Remittance Rate: 7.250%

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IIPP-3 Principal Balance as of the Cut-Off Date:
$43,604,403.00


                              ____________________
                                Registered Owner             Certificate No. __

                                       A-9-1

                                                                   Exhibit A-10
                                                              CUSIP 693 48L LZ0


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class IIPP-4

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.250% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-4                     Portion of the Class IIPP-4 Principal Balance
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $_________________________

Class IIPP-4 Remittance Rate: 7.250%

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IIPP-4 Principal Balance as of the Cut-Off Date:
$53,085,098.00


                              ____________________
                                Registered Owner             Certificate No. __

                                       A-10-1

                                                                   Exhibit A-11
                                                              CUSIP 693 48L MA4


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class IIPP-5

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 9.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-4                     Portion of the Class IIPP-5 Principal Balance
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $_________________________


Class IIPP-5 Remittance Rate: 9.000%

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IIPP-5 Principal Balance as of the Cut-Off Date:
$8,847,516.00


                              ____________________
                                Registered Owner             Certificate No. __

                                       A-11-1

                                                                   Exhibit A-12
                                                              CUSIP 693 48L MB2

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class IIPP-6

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]


Series 1997-4                     Portion of the Class IIPP-6 Notional Amount
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $_________________

Class IIPP-6 Remittance Rate: 7.500% applied to the Class
IIPP-6 Notional Amount

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IIPP-6 Principal Balance as of the Cut-Off Date:
$0.00

Class IIPP-6 Notional Amount as of the Cut-Off Date:
$1,453,480.10

                              ____________________
                                Registered Owner             Certificate No. __

                                       A-12-1

                                                                   Exhibit A-13
                                                              CUSIP 693 48L MF3


                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class IIP

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
      per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

Series 1997-4                     Portion of the Class IIP Principal Balance
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $_________________________


Class IIP Remittance Rate: 0.00%

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IIP Principal Balance as of the Cut-Off Date:
$1,536,545.73


                              ____________________
                                Registered Owner             Certificate No. __

                                       A-13-1

                                                                   Exhibit A-14
                                                              CUSIP 693 48L MD8

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class IIX

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]


Series 1997-4                     Portion of the Class IIX Notional Amount
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $_________________


Class IIX Remittance Rate: 7.500%
applied to the Class IIX Notional Amount

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IIX Principal Balance as of the Cut-Off Date:
$0.00

Class IIX Notional Amount as of the Cut-Off Date:
$6,552,790.49

                              ____________________
                                Registered Owner             Certificate No. __

                                       A-14-1

                                                                   Exhibit A-15
                                                              CUSIP 693 48L MG1

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.389% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is      %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

 IN THE CASE OF ANY CLASS B-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN
 SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1997-4                     Portion of the Class B-1 Principal Balance
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $____________________

Class B-1 Remittance Rate: the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 7.000% and (y) the Group I Subordinate Amount and (ii) the product of (x) 7.500% and (y) the Group II Subordinate Amount over (b) the sum of the Group I
Subordinate Amount and the Group II Subordinate Amount.

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class B-1 Principal Balance as of the Cut-Off Date:
$3,652,463.00


                              ____________________
                                Registered Owner            Certificate No. ___

                                       A-15-1

                                                                   Exhibit A-16
                                                              CUSIP 693 48L MH9

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.389% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is      %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

     IN THE CASE OF ANY CLASS B-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1997-4                     Portion of the Class B-2 Principal Balance
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $____________________

Class B-2 Remittance Rate: the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 7.000% and (y) the Group I Subordinate Amount and (ii) the product of (x)
7.500% and (y) the Group II Subordinate Amount over (b) the sum of the Group I Subordinate Amount and the Group II
Subordinate Amount.

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class B-2 Principal Balance as of the Cut-Off Date:
$2,483,675.00

                              ____________________
                                Registered Owner            Certificate No. ___

                                       A-16-1

                                                                   Exhibit A-17
                                                              CUSIP 693 48L MJ5

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-3

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.389% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is      %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

     IN THE CASE OF ANY CLASS B-3 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-3 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.


Series 1997-4                     Portion of the Class B-3 Principal Balance
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $____________________

Class B-3 Remittance Rate: the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 7.000% and (y) the Group I Subordinate Amount and (ii) the product of (x)
7.500% and (y) the Group II Subordinate Amount over (b) the sum of the Group I Subordinate Amount and the Group II
Subordinate Amount.

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class B-3 Principal Balance as of the Cut-Off Date:
$1,607,083.00

                              ____________________
                                Registered Owner            Certificate No. ___

                                       A-17-1

                                                                   Exhibit A-18
                                                              CUSIP 693 48L MN6

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-4

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.389% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is      %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-4 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-4 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.


Series 1997-4                     Portion of the Class B-4 Principal Balance
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $____________________

Class B-4 Remittance Rate: the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 7.000% and (y) the Group I Subordinate Amount and (ii) the product of (x)
7.500% and (y) the Group II Subordinate Amount over (b) the sum of the Group I Subordinate Amount and the Group II
Subordinate Amount.

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class B-4 Principal Balance as of the Cut-Off Date:
$1,168,788.00

                              ____________________
                                Registered Owner            Certificate No. ___

                                       A-18-1

                                                                   Exhibit A-19
                                                              CUSIP 693 48L MP1

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-5

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.389% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is      %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-5 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-5 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.


Series 1997-4                     Portion of the Class B-5 Principal Balance
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $____________________

Class B-5 Remittance Rate: the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 7.000% and (y) the Group I Subordinate Amount and (ii) the product of (x)
7.500% and (y) the Group II Subordinate Amount over (b) the sum of the Group I Subordinate Amount and the Group II
Subordinate Amount.

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class B-5 Principal Balance as of the Cut-Off Date:
$438,295.00

                              ____________________
                                Registered Owner            Certificate No. ___

                                       A-19-1

                                                                   Exhibit A-20
                                                              CUSIP 693 48L MQ9

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-6

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is June 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.389% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is      %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-6 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4976 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-6 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.


Series 1997-4                     Portion of the Class B-6 Principal Balance
                                  as of the Cut-Off Date evidenced by this
                                  Certificate:
                                  $____________________

Class B-6 Remittance Rate: the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 7.000% and (y) the Group I Subordinate Amount and (ii) the product of (x)
7.500% and (y) the Group II Subordinate Amount over (b) the sum of the Group I Subordinate Amount and the Group II
Subordinate Amount.

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class B-6 Principal Balance as of the Cut-Off Date:
$876,595.45

                              ____________________
                                Registered Owner            Certificate No. ___

                                       A-20-1

                                                                    Exhibit B-1
                                                              CUSIP 693 48L ML0
                           MORTGAGE TRUST CERTIFICATE

                                    Class R-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-1 CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R-1 CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IN THE CASE OF ANY CLASS R-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

Series 1997-4                       Percentage Interest evidenced by this
                                    Class R-1 Certificate in the distributions to be made with respect to the Class R-1
                                    Certificates: ___%
Class R-1 Remittance Rate:  7.000%.
Additionally, the Class R-1 Certificates are entitled to Excess Liquidation Proceeds and the Residual Distribution Amount as defined in the Pooling Agreement.

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class R-1 Principal Balance as of the Cut-Off Date:
$50.00
                              ____________________
                                Registered Owner            Certificate No. ___

                                                                    Exhibit B-2
                                                              CUSIP 693 48L MM8

                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                    Class R-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-2 CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R-2 CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IN THE CASE OF ANY CLASS R-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

Series 1997-4                       Percentage Interest evidenced by this
                                    Class R-2 Certificate in the distributions to be made with respect to the Class R-2
                                    Certificates: ____%
Class R-2 Remittance Rate: 7.000%.
Additionally, the Class R-2 Certificates are entitled to the Residual Distribution
Amount as defined in the Pooling Agreement.

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class R-2 Principal Balance as of the Cut-Off Date: $50.00
                              ____________________
                                Registered Owner            Certificate No. ___

                                                                    Exhibit B-3
                                                              CUSIP 693 48L MK2

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class R

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IN THE CASE OF ANY CLASS R CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

Series 1997-4                       Percentage Interest evidenced by this
                                    Class R Certificate in the distributions to be made with respect to the Class R
                                    Certificates: ____%

Class R Remittance Rate: 7.000%.
Additionally, the Class R Certificates
are entitled to the Residual Distribution
Amount as defined in the Pooling Agreement.

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class R Principal Balance as of the Cut-Off Date: $50.00
                              ____________________
                                Registered Owner             Certificate No. ___

                                                                     Exhibit C-1


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                  Class IPP1-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit", as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class IPP1-L Principal
                                       the Cut-Off Date evidenced by this
                                       Certificate:
Class IPP1-L Remittance Rate: 7.000%   $______________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IPP1-L Principal Balance as of the Cut-Off Date:
$38,992,477.00

                              ____________________
                               Registered Owner            Certificate No. ___

                                     C-1-1

                                                                     Exhibit C-2


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                  Class IPP2-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class IPP2-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
Class IPP2-L Remittance Rate: 7.000%   $______________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IPP2-L Principal Balance as of the Cut-Off Date:
$4,392,000.00


                              ____________________
                               Registered Owner            Certificate No. ___

                                     C-2-1

                                                                     Exhibit C-3


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                  Class IPP3-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class IPP3-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
Class IPP3-L Remittance Rate: 7.000%   $______________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IPP3-L Principal Balance as of the Cut-Off Date:
$6,068,000.00


                            ____________________
                               Registered Owner            Certificate No. ___

                                     C-3-1

                                                                     Exhibit C-4


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                  Class IPP4-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class IPP4-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
Class IPP4-L Remittance Rate: 7.000%   $______________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IPP4-L Principal Balance as of the Cut-Off Date:
$12,363,156.00


                              ____________________
                               Registered Owner            Certificate No. ___

                                     C-4-1

                                                                     Exhibit C-5


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class IP-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class IP-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
Class IP-L Remittance Rate: 0.00%      $______________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IP-L Principal Balance as of the Cut-Off Date:
$595,842.00


                              ____________________
                               Registered Owner            Certificate No. ___

                                     C-5-1

                                                                     Exhibit C-6


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class IX-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.


Series 1997-4                          Portion of the Class IX Notional Amount
                                       as of the Cut-Off Date evidenced by
                                       by this Certificate:
Class IX-L Remittance Rate: 7.000%     $______________________________________
applied to the Class IX Notional
Amount

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IX-L Principal Balance as of the Cut-Off Date:
$0.00

Class IX Notional Amount as of the Cut-Off Date:
$2,071,948.64


                              ____________________
                               Registered Owner            Certificate No. ___

                                     C-6-1

                                                                     Exhibit C-7


                   FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                  Class IIPP1-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class IIPP1-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
Class IIPP1-L Remittance Rate: 7.500%  $______________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IIPP1-L Principal Balance as of the Cut-Off Date:
$91,000,000.00


                              ____________________
                               Registered Owner            Certificate No. ___

                                     C-7-1

                                                                     Exhibit C-8


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                  Class IIPP2-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class IIPP2-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
Class IIPP2-L Remittance Rate: 7.500%  $______________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IIPP2-L Principal Balance as of the Cut-Off Date:
$21,485,000.00


                              ____________________
                               Registered Owner            Certificate No. ___

                                     C-8-1

                                                                     Exhibit C-9


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                  Class IIPP3-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class IIPP3-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
Class IIPP3-L Remittance Rate: 7.500%  $______________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IIPP3-L Principal Balance as of the Cut-Off Date:
$43,604,403.00


                              ____________________
                               Registered Owner            Certificate No. ___

                                     C-9-1

                                                                    Exhibit C-10


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                  Class IIPP4-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class IIPP4-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
Class IIPP4-L Remittance Rate: 7.250%  $______________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IIPP4-L Principal Balance as of the Cut-Off Date:
$53,085,098.00


                              ____________________
                               Registered Owner            Certificate No. ___

                                    C-10-1

                                                                    Exhibit C-11


                   FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                 Class IIPP5-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                        PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class IIPP5-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
Class IIPP5-L Remittance Rate: 9.000%  $______________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IIPP5-L Principal Balance as of the Cut-Off Date:
$8,847,516.00


                              ____________________
                               Registered Owner            Certificate No. ___

                                    C-11-1

                                                                    Exhibit C-12


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class IIP-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class IIP-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
Class IIP-L Remittance Rate: 0.00%     $______________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IIP-L Principal Balance as of the Cut-Off Date:
$1,536,545.73


                              ____________________
                               Registered Owner            Certificate No. ___

                                    C-12-1

                                                                    Exhibit C-13


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class IIX-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.


Series 1997-4                          Portion of the Class IIX Notional
                                       Amount as of the Cut-Off Date evidenced
                                       by this Certificate:
Class IIX-L Remittance Rate: 7.500%    $______________________________________
applied to the Class IIX Notional
Amount

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IIX-L Principal Balance as of the Cut-Off Date:
$0.00

Class IIX Notional Amount as of the Cut-Off Date:
$6,552,790.49


                              ____________________
                               Registered Owner            Certificate No. ___

                                    C-13-1

                                                                    Exhibit C-14


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class B1-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class B1-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
Class B1-L Remittance Rate: the        $______________________________________
quotient expressed as a
percentage of (a) the sum of (i)
the product of (x) 7.000% and (y)
the Group I Subordinate Amount
and (ii) the product of (x)
7.500% and (y) the Group II
Subordinate Amount over (b) the
sum of the Group I Subordinate
Amount and the Group II
Subordinate Amount.

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class B1-L Principal Balance as of the Cut-Off Date:
$3,652,463.00


                              ____________________
                               Registered Owner            Certificate No. ___

                                    C-14-1

                                                                    Exhibit C-15


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class B2-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class B2-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
Class B2-L Remittance Rate: the        $______________________________________
quotient expressed as a
percentage of (a) the sum of (i)
the product of (x) 7.000% and (y)
the Group I Subordinate Amount
and (ii) the product of (x)
7.500% and (y) the Group II
Subordinate Amount over (b) the
sum of the Group I Subordinate
Amount and the Group II
Subordinate Amount.

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class B2-L Principal Balance as of the Cut-Off Date:
$2,483,675.00


                              ____________________
                               Registered Owner            Certificate No. ___

                                    C-15-1

                                                                    Exhibit C-16


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class B3-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class B3-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
Class B3-L Remittance Rate: the        $______________________________________
quotient expressed as a
percentage of (a) the sum of (i)
the product of (x) 7.000% and (y)
the Group I Subordinate Amount
and (ii) the product of (x)
7.500% and (y) the Group II
Subordinate Amount over (b) the
sum of the Group I Subordinate
Amount and the Group II
Subordinate Amount.

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class B3-L Principal Balance as of the Cut-Off Date:
$1,607,083.00


                              ____________________
                               Registered Owner            Certificate No. ___

                                    C-16-1

                                                                    Exhibit C-17


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class B4-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class B4-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
Class B4-L Remittance Rate: the        $______________________________________
quotient expressed as a
percentage of (a) the sum of (i)
the product of (x) 7.000% and (y)
the Group I Subordinate Amount
and (ii) the product of (x)
7.500% and (y) the Group II
Subordinate Amount over (b) the
sum of the Group I Subordinate
Amount and the Group II
Subordinate Amount.

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class B4-L Principal Balance as of the Cut-Off Date:
$1,168,788.00


                              ____________________
                               Registered Owner            Certificate No. ___

                                    C-17-1

                                                                    Exhibit C-18


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class B5-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class B4-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
Class B5-L Remittance Rate: the        $______________________________________
quotient expressed as a
percentage of (a) the sum of (i)
the product of (x) 7.000% and (y)
the Group I Subordinate Amount
and (ii) the product of (x)
7.500% and (y) the Group II
Subordinate Amount over (b) the
sum of the Group I Subordinate
Amount and the Group II
Subordinate Amount.

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class B5-L Principal Balance as of the Cut-Off Date:
$438,295.00


                              ____________________
                               Registered Owner            Certificate No. ___

                                    C-18-1

                                                                    Exhibit C-19


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                   Class B6-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class B5-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
Class B6-L Remittance Rate: the        $______________________________________
quotient expressed as a
percentage of (a) the sum of (i)
the product of (x) 7.000% and (y)
the Group I Subordinate Amount
and (ii) the product of (x)
7.500% and (y) the Group II
Subordinate Amount over (b) the
sum of the Group I Subordinate
Amount and the Group II
Subordinate Amount.

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class B6-L Principal Balance as of the Cut-Off Date:
$876,595.45


                              ____________________
                               Registered Owner            Certificate No. ___

                                    C-19-1

                                                                    Exhibit C-20


                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

                                    Class R-L

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                          Portion of the Class R-L Principal
                                       Balance as of the Cut-Off Date
                                       evidenced by this Certificate:
Class R-L Remittance Rate: 7.000%      $______________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class R-L Principal Balance as of the Cut-Off Date:
$50.00


                              ____________________
                               Registered Owner            Certificate No. ___

                                    C-20-1

 (vlegal.ace v1.4)                                                 Page    1
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:06:18               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600062485     PARRISH                    1077 STONEGATE ROAD        HUMMELSTOWN        PA     17036      $228,860.43
  600062486     DE ARMOND                  13061 SHASTA CT            RANCHO CUCAMONG    CA     91739      $251,001.87
  600062487     TEITEL                     4181-26TH STREET           SAN FRANCISCO      CA     94131      $427,219.83
  600062488     CHIOU                      2 ZOLA COURT               IRVINE             CA     92612      $301,300.78
  600062489     PALAZZO                    1864 UPPER RIM ROCK ROAD   LAGUNA BEACH       CA     92651      $642,159.09
  600062490     STERLING                   882 EL PINTADO ROAD        DANVILLE           CA     94526      $334,856.89
  600062491     SELTZER                    140 DEGAS ROAD             PORTOLA VALLEY     CA     94028      $581,171.14
  600062493     MUNSON                     202 MEADOWSIDE PLACE       DANVILLE           CA     94526      $350,269.75
  600062494     BANKS                      505 ALABAMA STREET         HUNTINGTON BEAC    CA     92648      $248,927.02
  600062495     PEREZ                      2049 AVENIDA FELICIANO     RANCHO PALOS VE    CA     90275      $256,897.50
  600062496     WILLIAMS                   910 CORRIENTE POINT DRIVE  REDWOOD CITY       CA     94065      $397,591.81
  600062497     KELTNER                    5924 CYPRESS POINT DRIVE   FORT WORTH         TX     76132      $492,015.96
  600062498     DAVIS                      1100 ADELLA AVE #23        CORONADO           CA     92118      $229,952.89
  600062499     MULLER                     2526 COTTLE AVENUE         SAN JOSE           CA     95125      $258,389.91


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600062485     PARRISH                      7.250      .250    7.000     .0500     6.950     02/01/2012
  600062486     DE ARMOND                    7.875      .250    7.625     .0500     7.575     02/01/2012
  600062487     TEITEL                       7.250      .250    7.000     .0500     6.950     01/01/2012
  600062488     CHIOU                        7.875      .250    7.625     .0500     7.575     03/01/2012
  600062489     PALAZZO                      7.625      .250    7.375     .0500     7.325     02/01/2012
  600062490     STERLING                     7.625      .250    7.375     .0500     7.325     01/01/2012
  600062491     SELTZER                      7.750      .250    7.500     .0500     7.450     01/01/2012
  600062493     MUNSON                       7.125      .250    6.875     .0500     6.825     03/01/2012
  600062494     BANKS                        7.500      .250    7.250     .0500     7.200     02/01/2012
  600062495     PEREZ                        7.750      .250    7.500     .0500     7.450     02/01/2012
  600062496     WILLIAMS                     7.500      .250    7.250     .0500     7.200     02/01/2012
  600062497     KELTNER                      7.750      .250    7.500     .0500     7.450     04/01/2012
  600062498     DAVIS                        7.875      .250    7.625     .0500     7.575     03/01/2012
  600062499     MULLER                       7.250      .250    7.000     .0500     6.950     04/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600062485     PARRISH                    4086237                    $2,117.85                  06/01/1997             180
  600062486     DE ARMOND                  4087615                    $2,409.07                  06/01/1997             180
  600062487     TEITEL                     4091690                    $3,961.83                  06/01/1997             180
  600062488     CHIOU                      4091880                    $2,883.29                  06/01/1997             180
  600062489     PALAZZO                    4094405                    $6,071.85                  06/01/1997             180
  600062490     STERLING                   4094785                    $3,176.05                  06/01/1997             180
  600062491     SELTZER                    4097218                    $5,553.53                  06/01/1997             180
  600062493     MUNSON                     4102802                    $3,203.02                  06/01/1997             180
  600062494     BANKS                      4105144                    $2,336.08                  06/01/1997             180
  600062495     PEREZ                      4105151                    $2,447.32                  06/01/1997             180
  600062496     WILLIAMS                   4109732                    $3,731.23                  06/01/1997             180
  600062497     KELTNER                    4120077                    $4,658.85                  06/01/1997             180
  600062498     DAVIS                      4122081                    $2,200.41                  06/01/1997             180
  600062499     MULLER                     4128153                    $2,373.45                  06/01/1997             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600062485     PARRISH                     .00       .00       .00       .000        .250          .300      $300,000.00    N
  600062486     DE ARMOND                   .00       .00       .00       .000        .250          .300      $340,000.00    N
  600062487     TEITEL                      .00       .00       .00       .000        .250          .300      $580,000.00    N
  600062488     CHIOU                       .00       .00       .00       .000        .250          .300      $380,500.00    N
  600062489     PALAZZO                     .00       .00       .00       .000        .250          .300      $975,000.00    N
  600062490     STERLING                    .00       .00       .00       .000        .250          .300      $450,000.00    N
  600062491     SELTZER                     .00       .00       .00       .000        .250          .300    $1,185,000.00    N
  600062493     MUNSON                      .00       .00       .00       .000        .250          .300      $442,000.00    N
  600062494     BANKS                       .00       .00       .00       .000        .250          .300      $315,000.00    N
  600062495     PEREZ                       .00       .00       .00       .000        .250          .300      $325,000.00    N
  600062496     WILLIAMS                    .00       .00       .00       .000        .250          .300      $550,000.00    N
  600062497     KELTNER                     .00       .00       .00       .000        .250          .300      $730,000.00    N
  600062498     DAVIS                       .00       .00       .00       .000        .250          .300      $292,000.00    N
  600062499     MULLER                      .00       .00       .00       .000        .250          .300      $500,000.00    N


 (vlegal.ace v1.4)                                                 Page    2
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:06:18               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600062500     ARTINIAN                   4021 WILLOWCREST AVENUE    LOS ANGELES        CA     91604      $283,328.98
  600062501     HAUSS                      2088 ROYAL WAY             SAN LUIS OBISPO    CA     93401      $248,213.85
  600062502     STROMBERG                  59 JEWELL STREET           SAN RAFAEL         CA     94901      $269,393.53
  600062503     CHEN                       1400 TOLTECA COURT         FREMONT            CA     94539      $636,122.16
  600062504     TEDESCO                    350 LA MESA DRIVE          PORTOLA VALLEY     CA     94028      $352,825.42
  600062505     SHIRIN                     4636 CORRIDA CIRCLE        SAN JOSE           CA     95129      $230,547.64
  600062506     LI                         378 YELLOWSTONE DRIVE      MORGAN HILL        CA     95037      $249,280.32
  600062507     KUMAR                      186 RUE DES CHATEAUX       TARPON SPRINGS     FL     34689      $467,089.48
  600062508     GISSENDANNER,JR.           40 CHATSWORTH PLACE        ATLANTA            GA     30327      $514,614.84
  600062509     SPARKS                     19562 VIA MONTE DRIVE      SARATOGA           CA     95070      $390,121.79
  600062510     LEHRBAUM                   596 N. CALIFORNIA AVENUE   PALO ALTO          CA     94301      $646,018.36
  600062511     MELAMED                    2054 PELHAM AVENUE         LOS ANGELES        CA     90025      $298,039.44
  600062512     HWU                        960 WINSTON AVENUE         SAN MARINO         CA     91108      $544,494.41
  600062513     FRIEDGEN                   2937 OLNEY PLACE           BURBANK            CA     91504      $372,702.90


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600062500     ARTINIAN                     7.875      .250    7.625     .0500     7.575     04/01/2012
  600062501     HAUSS                        7.125      .250    6.875     .0500     6.825     04/01/2012
  600062502     STROMBERG                    7.750      .250    7.500     .0500     7.450     04/01/2012
  600062503     CHEN                         7.500      .250    7.250     .0500     7.200     04/01/2012
  600062504     TEDESCO                      7.375      .250    7.125     .0500     7.075     04/01/2012
  600062505     SHIRIN                       7.125      .250    6.875     .0500     6.825     04/01/2012
  600062506     LI                           7.500      .250    7.250     .0500     7.200     04/01/2012
  600062507     KUMAR                        7.250      .250    7.000     .0500     6.950     04/01/2012
  600062508     GISSENDANNER,JR.             7.000      .250    6.750     .0500     6.700     04/01/2012
  600062509     SPARKS                       7.500      .250    7.250     .0500     7.200     04/01/2012
  600062510     LEHRBAUM                     7.375      .250    7.125     .0500     7.075     04/01/2012
  600062511     MELAMED                      7.125      .250    6.875     .0500     6.825     04/01/2012
  600062512     HWU                          6.875      .250    6.625     .0500     6.575     04/01/2012
  600062513     FRIEDGEN                     7.375      .250    7.125     .0500     7.075     04/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600062500     ARTINIAN                   4131272                    $2,703.09                  06/01/1997             180
  600062501     HAUSS                      4133724                    $2,264.58                  06/01/1997             180
  600062502     STROMBERG                  4134706                    $2,550.86                  06/01/1997             180
  600062503     CHEN                       4135992                    $5,932.88                  06/01/1997             180
  600062504     TEDESCO                    4136297                    $3,265.73                  06/01/1997             180
  600062505     SHIRIN                     4136628                    $2,101.53                  06/01/1997             180
  600062506     LI                         4137022                    $2,324.95                  06/01/1997             180
  600062507     KUMAR                      4137238                    $4,290.46                  06/01/1997             180
  600062508     GISSENDANNER,JR.           4137733                    $4,763.79                  06/01/1997             180
  600062509     SPARKS                     4138202                    $3,638.53                  06/01/1997             180
  600062510     LEHRBAUM                   4138657                    $5,979.51                  06/01/1997             180
  600062511     MELAMED                    4139101                    $2,717.50                  06/01/1997             180
  600062512     HWU                        4139234                    $4,887.37                  06/01/1997             180
  600062513     FRIEDGEN                   4139275                    $3,449.72                  06/01/1997             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600062500     ARTINIAN                    .00       .00       .00       .000        .250          .300      $430,000.00    N
  600062501     HAUSS                       .00       .00       .00       .000        .250          .300      $350,000.00    N
  600062502     STROMBERG                   .00       .00       .00       .000        .250          .300      $440,000.00    N
  600062503     CHEN                        .00       .00       .00       .000        .250          .300      $850,000.00    N
  600062504     TEDESCO                     .00       .00       .00       .000        .250          .300      $758,000.00    N
  600062505     SHIRIN                      .00       .00       .00       .000        .250          .300      $290,000.00    N
  600062506     LI                          .00       .00       .00       .000        .250          .300      $314,000.00    N
  600062507     KUMAR                       .00       .00       .00       .000        .250          .300      $662,000.00    N
  600062508     GISSENDANNER,JR.            .00       .00       .00       .000        .250          .300      $825,000.00    N
  600062509     SPARKS                      .00       .00       .00       .000        .250          .300      $764,000.00    N
  600062510     LEHRBAUM                    .00       .00       .00       .000        .250          .300      $820,000.00    N
  600062511     MELAMED                     .00       .00       .00       .000        .250          .300      $507,000.00    N
  600062512     HWU                         .00       .00       .00       .000        .250          .300      $910,000.00    N
  600062513     FRIEDGEN                    .00       .00       .00       .000        .250          .300      $650,000.00    N


 (vlegal.ace v1.4)                                                 Page    3
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:06:18               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600062514     PERLMAN                    4607 SURREY DRIVE          NEWPORT BEACH      CA     92625      $313,028.05
  600062515     HANSEN                     3294 TEMPE DRIVE           HUNTINGTON BEAC    CA     92649      $300,150.07
  600062516     SALAMANCA                  4150 PINOT GRIS WAY        SAN JOSE           CA     95135      $264,813.30
  600062517     JARRETT                    4655 SOUTH DOLPHIN CAY LA  ST. PETERSBURG     FL     33711      $396,232.73
  600062518     LECHMAN                    5116 PESTO WAY             AGOURA (AREA)      CA     91301      $293,173.18
  600062519     ROBERTS                    20201 ALLENTOWN DRIVE      LOS ANGELES        CA     91364      $238,513.76
  600062520     ZONA                       1583 PARTRIDGE COURT       SUNNYVALE          CA     94087      $295,677.63
  600062521     EVERSON                    1426 BUTTERFIELD COURT     MARCO ISLAND       FL     34145      $225,013.17
  600062522     WALWORTH                   753 LAURELWOOD DRIVE       SAN MATEO          CA     94403      $372,752.52
  600062523     LYNN, JR.                  4041 STANFORD AVENUE       UNIVERSITY PARK    TX     75225      $578,400.75
  600062524     O'REAR                     147 MASSIMO CIRCLE         SANTA ROSA         CA     95404      $248,451.85
  600062525     BARFIELD                   4432 SHEPHERD STREET       OAKLAND            CA     94619      $348,849.90
  600062526     ETTINGER                   240 WINGFOOT DRIVE         APTOS              CA     95003      $248,099.01
  600062527     FRENCH                     1850 NORTH VISTA STREET    LOS ANGELES        CA     90046      $301,700.85


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600062514     PERLMAN                      7.125      .250    6.875     .0500     6.825     04/01/2012
  600062515     HANSEN                       7.375      .250    7.125     .0500     7.075     04/01/2012
  600062516     SALAMANCA                    7.000      .250    6.750     .0500     6.700     04/01/2012
  600062517     JARRETT                      7.125      .250    6.875     .0500     6.825     03/01/2012
  600062518     LECHMAN                      7.250      .250    7.000     .0500     6.950     04/01/2012
  600062519     ROBERTS                      7.250      .250    7.000     .0500     6.950     04/01/2012
  600062520     ZONA                         7.375      .250    7.125     .0500     7.075     04/01/2012
  600062521     EVERSON                      7.375      .250    7.125     .0500     7.075     04/01/2012
  600062522     WALWORTH                     7.625      .250    7.375     .0500     7.325     04/01/2012
  600062523     LYNN, JR.                    7.125      .250    6.875     .0500     6.825     03/01/2012
  600062524     O'REAR                       7.250      .250    7.000     .0500     6.950     04/01/2012
  600062525     BARFIELD                     7.375      .250    7.125     .0500     7.075     04/01/2012
  600062526     ETTINGER                     6.875      .250    6.625     .0500     6.575     04/01/2012
  600062527     FRENCH                       7.750      .250    7.500     .0500     7.450     04/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600062514     PERLMAN                    4139317                    $2,853.37                  06/01/1997             180
  600062515     HANSEN                     4140174                    $2,778.17         3        06/01/1997             180
  600062516     SALAMANCA                  4140281                    $2,395.38                  06/01/1997             180
  600062517     JARRETT                    4140596                    $3,623.33                  06/01/1997             180
  600062518     LECHMAN                    4141032                    $2,692.95                  06/01/1997             180
  600062519     ROBERTS                    4143293                    $2,190.88                  06/01/1997             180
  600062520     ZONA                       4144234                    $2,736.78                  06/01/1997             180
  600062521     EVERSON                    4144325                    $2,082.71                  06/01/1997             180
  600062522     WALWORTH                   4145132                    $3,502.99                  06/01/1997             180
  600062523     LYNN, JR.                  4147369                    $5,289.15                  06/01/1997             180
  600062524     O'REAR                     4148235                    $2,282.16                  06/01/1997             180
  600062525     BARFIELD                   4148888                    $3,228.94        12        06/01/1997             180
  600062526     ETTINGER                   4149142                    $2,229.64                  06/01/1997             180
  600062527     FRENCH                     4149282                    $2,856.78                  06/01/1997             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600062514     PERLMAN                     .00       .00       .00       .000        .250          .300      $675,000.00    N
  600062515     HANSEN                      .00       .00       .00       .000        .250          .300      $360,000.00    N
  600062516     SALAMANCA                   .00       .00       .00       .000        .250          .300      $415,000.00    N
  600062517     JARRETT                     .00       .00       .00       .000        .250          .300      $500,000.00    N
  600062518     LECHMAN                     .00       .00       .00       .000        .250          .300      $370,000.00    N
  600062519     ROBERTS                     .00       .00       .00       .000        .250          .300      $410,000.00    N
  600062520     ZONA                        .00       .00       .00       .000        .250          .300      $375,000.00    N
  600062521     EVERSON                     .00       .00       .00       .000        .250          .300      $283,000.00    N
  600062522     WALWORTH                    .00       .00       .00       .000        .250          .300      $490,000.00    N
  600062523     LYNN, JR.                   .00       .00       .00       .000        .250          .300      $765,000.00    N
  600062524     O'REAR                      .00       .00       .00       .000        .250          .300      $340,000.00    N
  600062525     BARFIELD                    .00       .00       .00       .000        .250          .300      $400,000.00    N
  600062526     ETTINGER                    .00       .00       .00       .000        .250          .300      $382,000.00    N
  600062527     FRENCH                      .00       .00       .00       .000        .250          .300      $697,000.00    N


 (vlegal.ace v1.4)                                                 Page    4
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:06:18               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600062528     JU                         3535 WOODSIDE TERRACE      FREMONT            CA     94539      $432,247.17
  600062529     IRWIN                      1406 WESTVIEW PLACE NORTH  OLYMPIA            WA     98502      $255,408.51
  600062530     BERTHOLD                   18938 CONGRESS JUNCTION C  SARATOGA           CA     95070      $397,549.76
  600062533     ASGARI                     30196 AVENIDA ESPLENDIDA   RANCHO PALOS VE    CA     90275      $340,550.30
  600062534     NEIMAN                     1721 NORTH BEVERLY DRIVE   LOS ANGELES        CA     90210      $356,324.64
  600062536     MUIR                       33802 VALENCIA PLACE       DANA POINT         CA     92629      $195,483.30
  600062537     MCCORMICK                  17160 CLOUDCROFT DRIVE     POWAY              CA     92064      $234,936.89
  600062538     ARONSON                    5331 SENECA PLACE          SIMI VALLEY        CA     93063      $123,067.99
  600062539     CLAYTON                    34001 LAS PALMAS DEL MAR   SAN JUAN CAPIST    CA     92675      $380,013.11
  600062540     AKSELROD                   454 NORTH ALFRED STREET    LOS ANGELES        CA     90048      $203,868.77
  600062541     KIM                        839 SOUTH COTTONTAIL LANE  ANAHEIM            CA     92808      $203,935.73
  600062542     HALABE                     3782 CAMINO CODORNIZ       CALABASAS          CA     91302      $387,793.85
  600062543     FELIX                      7045 WYNDHAM HILL DRIVE    RIVERSIDE          CA     92506      $643,910.10
  600062544     SHARIFI                    18616 ROSITA STREET        LOS ANGELES        CA     91356      $287,356.03


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600062528     JU                           7.000      .250    6.750     .0500     6.700     04/01/2012
  600062529     IRWIN                        7.250      .250    7.000     .0500     6.950     04/01/2012
  600062530     BERTHOLD                     7.375      .250    7.125     .0500     7.075     04/01/2012
  600062533     ASGARI                       7.875      .250    7.625     .0500     7.575     09/01/2011
  600062534     NEIMAN                       7.750      .250    7.500     .0500     7.450     11/01/2011
  600062536     MUIR                         7.875      .250    7.625     .0500     7.575     11/01/2011
  600062537     MCCORMICK                    7.875      .250    7.625     .0500     7.575     12/01/2011
  600062538     ARONSON                      7.375      .250    7.125     .0500     7.075     01/01/2012
  600062539     CLAYTON                      7.250      .250    7.000     .0500     6.950     03/01/2012
  600062540     AKSELROD                     7.625      .250    7.375     .0500     7.325     01/01/2012
  600062541     KIM                          7.875      .250    7.625     .0500     7.575     01/01/2012
  600062542     HALABE                       7.625      .250    7.375     .0500     7.325     01/01/2012
  600062543     FELIX                        7.375      .250    7.125     .0500     7.075     03/01/2012
  600062544     SHARIFI                      7.500      .250    7.250     .0500     7.200     03/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600062528     JU                         4151338                    $3,909.91                  06/01/1997             180
  600062529     IRWIN                      4157616                    $2,346.06                  06/01/1997             180
  600062530     BERTHOLD                   4158036                    $3,679.70                  06/01/1997             180
  600062533     ASGARI                     3993359                    $3,319.58                  06/01/1997             180
  600062534     NEIMAN                     4003976                    $3,426.25                  06/01/1997             180
  600062536     MUIR                       4040077                    $1,903.54                  06/01/1997             180
  600062537     MCCORMICK                  4065892                    $2,268.70                  06/01/1997             180
  600062538     ARONSON                    4075222                    $1,149.91                  06/01/1997             180
  600062539     CLAYTON                    4091765                    $3,501.63                  06/01/1997             180
  600062540     AKSELROD                   4092995                    $1,933.65                  06/01/1997             180
  600062541     KIM                        4095410                    $1,963.30                  06/01/1997             180
  600062542     HALABE                     4098869                    $3,678.14                  06/01/1997             180
  600062543     FELIX                      4126363                    $5,978.59                  06/01/1997             180
  600062544     SHARIFI                    4132700                    $2,688.34                  06/01/1997             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600062528     JU                          .00       .00       .00       .000        .250          .300      $716,500.00    N
  600062529     IRWIN                       .00       .00       .00       .000        .250          .300      $330,000.00    N
  600062530     BERTHOLD                    .00       .00       .00       .000        .250          .300      $769,950.00    N
  600062533     ASGARI                      .00       .00       .00       .000        .250          .300      $500,000.00    N
  600062534     NEIMAN                      .00       .00       .00       .000        .250          .300      $625,000.00    N
  600062536     MUIR                        .00       .00       .00       .000        .250          .300      $275,000.00    N
  600062537     MCCORMICK                   .00       .00       .00       .000        .250          .300      $350,000.00    N
  600062538     ARONSON                     .00       .00       .00       .000        .250          .300      $410,000.00    N
  600062539     CLAYTON                     .00       .00       .00       .000        .250          .300      $511,450.00    N
  600062540     AKSELROD                    .00       .00       .00       .000        .250          .300      $297,500.00    N
  600062541     KIM                         .00       .00       .00       .000        .250          .300      $332,000.00    N
  600062542     HALABE                      .00       .00       .00       .000        .250          .300      $525,000.00    N
  600062543     FELIX                       .00       .00       .00       .000        .250          .300      $950,000.00    N
  600062544     SHARIFI                     .00       .00       .00       .000        .250          .300      $390,000.00    N


 (vlegal.ace v1.4)                                                 Page    5
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:06:18               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600062545     MINARDI                    14 PACIFIC CREST           LAGUNA NIGUEL      CA     92677      $266,345.69
  600062546     MACDONALD                  14 REEF STREET #4          LOS ANGELES        CA     90292      $253,666.00
  600062548     ARDEN                      14568 GREENLEAF STREET     LOS ANGELES        CA     91403      $158,460.30
  600064934     FARIN                      2719 SEQUOIA WAY           BELMONT            CA     94002      $422,424.86
  600064935     YIP                        1689 PEBBLE BEACH COURT    MILPITAS           CA     95035      $430,347.63
  600064936     HURLEY                     11802 COBBLESTONE DRIVE    HOUSTON            TX     77024      $253,170.03
  600064938     MOORE                      2407 STANMORE DRIVE        HOUSTON            TX     77019      $612,101.75
  600064939     OLIVER                     31 CHRISTINE COURT         ST. HELENA         CA     94574      $279,451.24
  600064940     DEDDENS                    1224 VIA ARACENA           CAMARILLO          CA     93010      $388,769.56
  600064941     FUNG                       24801 ALEXANDRA COURT      CALABASAS          CA     91302      $477,059.71
  600064942     CANNATA                    888  TRAILS END ROAD       WALNUT CREEK       CA     94598      $278,228.07
  600064943     POTTORFF                   19 BRONCO DRIVE            RANCHO PALOS VE    CA     90275      $491,867.47
  600064944     ANDERSON                   2043 SIERRA MESA DRIVE     CAMARILLO          CA     93010      $320,005.99
  600064945     FROOMER                    943-943 1/2 17TH STREET    SANTA MONICA       CA     90403      $645,836.90


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600062545     MINARDI                      7.250      .250    7.000     .0500     6.950     03/01/2012
  600062546     MACDONALD                    7.500      .250    7.250     .0500     7.200     03/01/2012
  600062548     ARDEN                        6.875      .250    6.625     .0500     6.575     03/01/2012
  600064934     FARIN                        7.500      .250    7.250     .0400     7.210     04/01/2012
  600064935     YIP                          7.375      .250    7.125     .0400     7.085     04/01/2012
  600064936     HURLEY                       6.875      .250    6.625     .0400     6.585     04/01/2012
  600064938     MOORE                        7.000      .250    6.750     .0400     6.710     04/01/2012
  600064939     OLIVER                       7.375      .250    7.125     .0400     7.085     04/01/2012
  600064940     DEDDENS                      7.000      .250    6.750     .0400     6.710     05/01/2012
  600064941     FUNG                         7.375      .250    7.125     .0400     7.085     04/01/2012
  600064942     CANNATA                      7.000      .250    6.750     .0400     6.710     04/01/2012
  600064943     POTTORFF                     7.000      .250    6.750     .0400     6.710     04/01/2012
  600064944     ANDERSON                     7.250      .250    7.000     .0400     6.960     04/01/2012
  600064945     FROOMER                      7.000      .250    6.750     .0400     6.710     04/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600062545     MINARDI                    4133054                    $2,464.73                  06/01/1997             180
  600062546     MACDONALD                  4134953                    $2,373.16                  06/01/1997             180
  600062548     ARDEN                      4140075                    $1,426.97                  06/01/1997             180
  600064934     FARIN                      4131470                    $3,939.81                  06/01/1997             180
  600064935     YIP                        4136321                    $3,983.27                  06/01/1997             180
  600064936     HURLEY                     4137899                    $2,272.45                  06/01/1997             180
  600064938     MOORE                      4140323                    $5,536.79                  06/01/1997             180
  600064939     OLIVER                     4140513                    $2,598.79        12        06/01/1997             180
  600064940     DEDDENS                    4141446                    $3,505.44                  06/01/1997             180
  600064941     FUNG                       4141537                    $4,415.64                  06/01/1997             180
  600064942     CANNATA                    4142923                    $2,516.72                  06/01/1997             180
  600064943     POTTORFF                   4143418                    $4,449.21                  06/01/1997             180
  600064944     ANDERSON                   4143483                    $2,939.42        12        06/01/1997             180
  600064945     FROOMER                    4143491                    $5,841.94                  06/01/1997             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600062545     MINARDI                     .00       .00       .00       .000        .250          .300      $550,000.00    N
  600062546     MACDONALD                   .00       .00       .00       .000        .250          .300      $390,000.00    N
  600062548     ARDEN                       .00       .00       .00       .000        .250          .300      $396,000.00    N
  600064934     FARIN                       .00       .00       .00       .000        .250          .290      $550,000.00    N
  600064935     YIP                         .00       .00       .00       .000        .250          .290      $583,000.00    N
  600064936     HURLEY                      .00       .00       .00       .000        .250          .290      $590,000.00    N
  600064938     MOORE                       .00       .00       .00       .000        .250          .290    $1,020,000.00    N
  600064939     OLIVER                      .00       .00       .00       .000        .250          .290      $320,000.00    N
  600064940     DEDDENS                     .00       .00       .00       .000        .250          .290      $584,340.00    N
  600064941     FUNG                        .00       .00       .00       .000        .250          .290      $600,000.00    N
  600064942     CANNATA                     .00       .00       .00       .000        .250          .290      $350,000.00    N
  600064943     POTTORFF                    .00       .00       .00       .000        .250          .290      $635,000.00    N
  600064944     ANDERSON                    .00       .00       .00       .000        .250          .290      $360,000.00    N
  600064945     FROOMER                     .00       .00       .00       .000        .250          .290      $900,000.00    N


 (vlegal.ace v1.4)                                                 Page    6
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:06:18               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064946     ZIEG                       3675 EAGLE STREET          SAN DIEGO          CA     92103      $325,052.40
  600064947     YEE                        16885 OAK VIEW DRIVE       LOS ANGELES        CA     91436      $620,578.36
  600064948     MANISTA                    22460 MISSION HILLS LANE   YORBA LINDA        CA     92687      $377,621.14
  600064950     COLLIS                     45 ST. TERESA COURT        DANVILLE           CA     94526      $242,521.55
  600064951     TOMPANE                    1060 VIA DEL POZO          LOS ALTOS          CA     94022      $603,074.93
  600064952     CHASAN                     5180 WINDSOR DRIVE         SAN DIEGO          CA     92109      $284,323.13
  600064953     THORSEN                    886 CALLE JON              THOUSAND OAKS      CA     91360      $320,502.88
  600064954     FRANK                      3800 WINFORD DRIVE         LOS ANGELES        CA     91356      $398,751.67
  600064956     HAHN                       29 ARBUSTO                 IRVINE             CA     92714      $286,216.53
  600064958     JENSEN                     3319 SOUTHWEST SEOLA LANE  BURIEN             WA     98146      $382,537.14
  600064960     CHILDERS JR                2520 MILL CREEK ROAD       HEALDSBURG         CA     95448      $238,561.60
  600064962     DEVINE                     1190 EAGLE TREE LANE       FELTON             CA     95018      $306,133.79
  600064963     JOHNSON                    5759 CAMINITO NORTE        SAN DIEGO          CA     92037      $311,463.60
  600064964     PARHAM-WORSHAM             4779 CASTLEBERRY ROAD      CUMMING            GA     3013       $298,144.93


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064946     ZIEG                         7.750      .250    7.500     .0400     7.460     04/01/2012
  600064947     YEE                          7.250      .250    7.000     .0400     6.960     05/01/2012
  600064948     MANISTA                      7.125      .250    6.875     .0400     6.835     04/01/2012
  600064950     COLLIS                       7.500      .250    7.250     .0400     7.210     04/01/2012
  600064951     TOMPANE                      6.750      .250    6.500     .0400     6.460     04/01/2012
  600064952     CHASAN                       7.875      .250    7.625     .0400     7.585     04/01/2012
  600064953     THORSEN                      7.250      .250    7.000     .0400     6.960     04/01/2012
  600064954     FRANK                        7.125      .250    6.875     .0400     6.835     05/01/2012
  600064956     HAHN                         7.250      .250    7.000     .0400     6.960     04/01/2012
  600064958     JENSEN                       6.875      .250    6.625     .0400     6.585     04/01/2012
  600064960     CHILDERS JR                  7.625      .250    7.375     .0400     7.335     04/01/2012
  600064962     DEVINE                       7.500      .250    7.250     .0400     7.210     04/01/2012
  600064963     JOHNSON                      7.375      .250    7.125     .0400     7.085     04/01/2012
  600064964     PARHAM-WORSHAM               7.375      .250    7.125     .0400     7.085     04/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064946     ZIEG                       4143574                    $3,087.39                  06/01/1997             180
  600064947     YEE                        4146775                    $5,682.58                  06/01/1997             180
  600064948     MANISTA                    4147864                    $3,442.16                  06/01/1997             180
  600064950     COLLIS                     4149183                    $2,261.92                  06/01/1997             180
  600064951     TOMPANE                    4149217                    $5,371.41                  06/01/1997             180
  600064952     CHASAN                     4149860                    $2,712.57                  06/01/1997             180
  600064953     THORSEN                    4150793                    $2,943.99                  06/01/1997             180
  600064954     FRANK                      4151510                    $3,623.33                  06/01/1997             180
  600064956     HAHN                       4152559                    $2,629.05                  06/01/1997             180
  600064958     JENSEN                     4154209                    $3,433.64                  06/01/1997             180
  600064960     CHILDERS JR                4155297                    $2,241.92                  06/01/1997             180
  600064962     DEVINE                     4155966                    $2,855.20                  06/01/1997             180
  600064963     JOHNSON                    4156675                    $2,883.96                  06/01/1997             180
  600064964     PARHAM-WORSHAM             4157210                    $2,759.77                  06/01/1997             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064946     ZIEG                        .00       .00       .00       .000        .250          .290      $435,000.00    N
  600064947     YEE                         .00       .00       .00       .000        .250          .290      $830,000.00    N
  600064948     MANISTA                     .00       .00       .00       .000        .250          .290      $670,000.00    N
  600064950     COLLIS                      .00       .00       .00       .000        .250          .290      $344,000.00    N
  600064951     TOMPANE                     .00       .00       .00       .000        .250          .290      $800,000.00    N
  600064952     CHASAN                      .00       .00       .00       .000        .250          .290      $357,500.00    N
  600064953     THORSEN                     .00       .00       .00       .000        .250          .290      $430,000.00    N
  600064954     FRANK                       .00       .00       .00       .000        .250          .290      $739,800.00    N
  600064956     HAHN                        .00       .00       .00       .000        .250          .290      $360,000.00    N
  600064958     JENSEN                      .00       .00       .00       .000        .250          .290      $511,000.00    N
  600064960     CHILDERS JR                 .00       .00       .00       .000        .250          .290      $340,000.00    N
  600064962     DEVINE                      .00       .00       .00       .000        .250          .290      $385,000.00    N
  600064963     JOHNSON                     .00       .00       .00       .000        .250          .290      $400,000.00    N
  600064964     PARHAM-WORSHAM              .00       .00       .00       .000        .250          .290      $375,000.00    N


 (vlegal.ace v1.4)                                                 Page    7
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:06:18               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064965     AMIRNOVIN                  5680 LA JOLLA MESA DRIVE   SAN DIEGO          CA     92037      $260,926.76
  600064966     BRYAN                      4135 EDISON STREET         SAN DIEGO          CA     92117      $237,664.06
  600064967     ROTWEIN                    12 VIA CHEPARRO            GREENBRAE          CA     94904      $476,200.12
  600064968     BARRY                      18 TRUMBULL COURT          NOVATO             CA     94947      $301,055.40
  600064969     KENNEY                     1600 VISTA OAKS WAY        THOUSAND OAKS      CA     91361      $579,760.43
  600064970     FEIT                       9426 OAKMORE ROAD          LOS ANGELES        CA     90035      $302,894.19
  600064971     HARARI                     3534 CONSUELO DRIVE        CALABASAS          CA     91302      $397,227.79
  600064972     MESTRES III                910 NORTH BUNDY DRIVE      LOS ANGELES        CA     90049      $993,077.98
  600064973     KOZLEVCAR                  1001 EAST WALNUT AVENUE    EL SEGUNDO         CA     90245      $221,081.62
  600064974     REGENBAUM                  8 FARTHER POINT            HOUSTON            TX     77024      $274,289.83
  600064975     MANN                       5833 BLUEBIRD COURT        CASTRO VALLEY      CA     94552      $279,867.57
  600064976     ATNIP                      536 ARBOLADO DRIVE         FULLERTON          CA     92835      $222,657.49
  600064977     PAK                        1300 FRENCH COURT          MILPITAS           CA     95035      $226,299.26
  600064978     SINGH                      1050 BROOKLAWN DRIVE       LOS ANGELES        CA     90077      $645,968.67


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064965     AMIRNOVIN                    7.625      .250    7.375     .0400     7.335     04/01/2012
  600064966     BRYAN                        7.250      .250    7.000     .0400     6.960     05/01/2012
  600064967     ROTWEIN                      7.125      .250    6.875     .0400     6.835     04/01/2012
  600064968     BARRY                        7.250      .250    7.000     .0400     6.960     04/01/2012
  600064969     KENNEY                       7.500      .250    7.250     .0400     7.210     04/01/2012
  600064970     FEIT                         7.250      .250    7.000     .0400     6.960     04/01/2012
  600064971     HARARI                       7.375      .250    7.125     .0400     7.085     04/01/2012
  600064972     MESTRES III                  7.750      .250    7.500     .0400     7.460     04/01/2012
  600064973     KOZLEVCAR                    7.750      .250    7.500     .0400     7.460     04/01/2012
  600064974     REGENBAUM                    7.250      .250    7.000     .0400     6.960     04/01/2012
  600064975     MANN                         8.000      .250    7.750     .0400     7.710     04/01/2012
  600064976     ATNIP                        7.625      .250    7.375     .0400     7.335     04/01/2012
  600064977     PAK                          7.250      .250    7.000     .0400     6.960     05/01/2012
  600064978     SINGH                        7.375      .250    7.125     .0400     7.085     04/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064965     AMIRNOVIN                  4157574                    $2,452.10                  06/01/1997             180
  600064966     BRYAN                      4158077                    $2,176.27                  06/01/1997             180
  600064967     ROTWEIN                    4158333                    $4,340.75                  06/01/1997             180
  600064968     BARRY                      4158838                    $2,765.98                  06/01/1997             180
  600064969     KENNEY                     4160156                    $5,413.76                  06/01/1997             180
  600064970     FEIT                       4160164                    $2,784.24                  06/01/1997             180
  600064971     HARARI                     4160222                    $3,679.70                  06/01/1997             180
  600064972     MESTRES III                4160263                    $9,403.35                  06/01/1997             180
  600064973     KOZLEVCAR                  4160339                    $2,093.40                  06/01/1997             180
  600064974     REGENBAUM                  4161220                    $2,519.51                  06/01/1997             180
  600064975     MANN                       4162004                    $2,690.17         2        06/01/1997             180
  600064976     ATNIP                      4162491                    $2,092.46                  06/01/1997             180
  600064977     PAK                        4162681                    $2,072.20                  06/01/1997             180
  600064978     SINGH                      4162764                    $5,979.05                  06/01/1997             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064965     AMIRNOVIN                   .00       .00       .00       .000        .250          .290      $350,000.00    N
  600064966     BRYAN                       .00       .00       .00       .000        .250          .290      $298,000.00    N
  600064967     ROTWEIN                     .00       .00       .00       .000        .250          .290      $599,000.00    N
  600064968     BARRY                       .00       .00       .00       .000        .250          .290      $610,000.00    N
  600064969     KENNEY                      .00       .00       .00       .000        .250          .290      $735,000.00    N
  600064970     FEIT                        .00       .00       .00       .000        .250          .290      $453,000.00    N
  600064971     HARARI                      .00       .00       .00       .000        .250          .290      $543,000.00    N
  600064972     MESTRES III                 .00       .00       .00       .000        .250          .290    $2,500,000.00    N
  600064973     KOZLEVCAR                   .00       .00       .00       .000        .250          .290      $300,000.00    N
  600064974     REGENBAUM                   .00       .00       .00       .000        .250          .290      $535,500.00    N
  600064975     MANN                        .00       .00       .00       .000        .250          .290      $313,000.00    N
  600064976     ATNIP                       .00       .00       .00       .000        .250          .290      $280,000.00    N
  600064977     PAK                         .00       .00       .00       .000        .250          .290      $288,000.00    N
  600064978     SINGH                       .00       .00       .00       .000        .250          .290    $1,650,000.00    N


 (vlegal.ace v1.4)                                                 Page    8
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:06:18               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064979     DANESHY                    25 HOLLINGERS ISLAND       KATY               TX     77450      $248,468.61
  600064980     PRUDHOMME                  7175 VIA DE MAYA           RANCHO SANTA FE    CA     92067      $647,987.07
  600064982     SYTWU                      1463 RICHARDSON AVENUE     LOS ALTOS          CA     94024      $311,132.17
  600064983     HERZOG                     4213 PASEO DE LAS TORTUGA  TORRANCE           CA     90505      $311,462.88
  600064984     YOUNG                      6329 CHELTON DRIVE         OAKLAND            CA     94611      $323,032.16
  600064985     SAYLES                     5408 ROZIE AVENUE          LOS ANGELES        CA     91367      $235,073.33
  600064986     TARSTRUP                   301 LA CASA AVENUE         SAN MATEO          CA     94403      $287,149.12
  600064987     SULLIVAN                   521 BLOSSOM LANE           REDONDO BEACH      CA     90278      $232,268.44
  600064988     BERNSTEIN                  525 SIERRA VISTA AVENUE    PASADENA           CA     91107      $358,924.63
  600064989     DEVIN                      934 GRIZZLY PEAK           BERKELEY           CA     94708      $338,950.43
  600064990     SUH                        1296 SOUTH NIGHT STAR WAY  ANAHEIM            CA     92808      $235,301.27
  600064991     ADAMS                      4040 COOLIDGE AVENUE       OAKLAND            CA     94602      $230,309.96
  600064992     CHU                        129 VALLEYVIEW WAY         SOUTH SAN FRANC    CA     94080      $277,526.66
  600064993     NAVARRO                    106 ZACATE COURT           FREMONT            CA     94539      $250,699.15


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064979     DANESHY                      7.375      .250    7.125     .0400     7.085     04/01/2012
  600064980     PRUDHOMME                    7.500      .250    7.250     .0400     7.210     05/01/2012
  600064982     SYTWU                        7.750      .250    7.500     .0400     7.460     04/01/2012
  600064983     HERZOG                       7.375      .250    7.125     .0400     7.085     04/01/2012
  600064984     YOUNG                        7.625      .250    7.375     .0400     7.335     05/01/2012
  600064985     SAYLES                       8.000      .250    7.750     .0400     7.710     05/01/2012
  600064986     TARSTRUP                     7.750      .250    7.500     .0400     7.460     05/01/2012
  600064987     SULLIVAN                     7.375      .250    7.125     .0400     7.085     04/01/2012
  600064988     BERNSTEIN                    7.625      .250    7.375     .0400     7.335     05/01/2012
  600064989     DEVIN                        7.250      .250    7.000     .0400     6.960     05/01/2012
  600064990     SUH                          7.625      .250    7.375     .0400     7.335     04/01/2012
  600064991     ADAMS                        7.625      .250    7.375     .0400     7.335     05/01/2012
  600064992     CHU                          7.625      .250    7.375     .0400     7.335     04/01/2012
  600064993     NAVARRO                      8.000      .250    7.750     .0400     7.710     05/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064979     DANESHY                    4163622                    $2,299.81                  06/01/1997             180
  600064980     PRUDHOMME                  4165163                    $6,025.12                  06/01/1997             180
  600064982     SYTWU                      4166054                    $2,955.61                  06/01/1997             180
  600064983     HERZOG                     4166716                    $2,883.96                  06/01/1997             180
  600064984     YOUNG                      4169777                    $3,026.59                  06/01/1997             180
  600064985     SAYLES                     4169884                    $2,255.34                  06/01/1997             180
  600064986     TARSTRUP                   4169942                    $2,710.88         7        06/01/1997             180
  600064987     SULLIVAN                   4170205                    $2,149.87         3        06/01/1997             180
  600064988     BERNSTEIN                  4171385                    $3,362.87                  06/01/1997             180
  600064989     DEVIN                      4171435                    $3,103.74                  06/01/1997             180
  600064990     SUH                        4173167                    $2,211.28                  06/01/1997             180
  600064991     ADAMS                      4173753                    $2,157.85         3        06/01/1997             180
  600064992     CHU                        4174249                    $2,608.10                  06/01/1997             180
  600064993     NAVARRO                    4179602                    $2,408.25                  06/01/1997             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064979     DANESHY                     .00       .00       .00       .000        .250          .290      $400,000.00    N
  600064980     PRUDHOMME                   .00       .00       .00       .000        .250          .290      $865,000.00    N
  600064982     SYTWU                       .00       .00       .00       .000        .250          .290      $570,000.00    N
  600064983     HERZOG                      .00       .00       .00       .000        .250          .290      $420,000.00    N
  600064984     YOUNG                       .00       .00       .00       .000        .250          .290      $405,000.00    N
  600064985     SAYLES                      .00       .00       .00       .000        .250          .290      $295,000.00    N
  600064986     TARSTRUP                    .00       .00       .00       .000        .250          .290      $320,000.00    N
  600064987     SULLIVAN                    .00       .00       .00       .000        .250          .290      $246,000.00    N
  600064988     BERNSTEIN                   .00       .00       .00       .000        .250          .290      $450,000.00    N
  600064989     DEVIN                       .00       .00       .00       .000        .250          .290      $459,000.00    N
  600064990     SUH                         .00       .00       .00       .000        .250          .290      $295,900.00    N
  600064991     ADAMS                       .00       .00       .00       .000        .250          .290      $258,000.00    N
  600064992     CHU                         .00       .00       .00       .000        .250          .290      $349,000.00    N
  600064993     NAVARRO                     .00       .00       .00       .000        .250          .290      $315,000.00    N


 (vlegal.ace v1.4)                                                 Page    9
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:06:18               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064994     TUCHMAN                    25 HEATHER AVENUE          SAN FRANCISCO      CA     94118      $324,018.45
  600064995     ROUCHES                    5610 LAKE ALICE ROAD SOUT  FALL CITY          WA     98024      $295,076.23
  600065934     BARNEBEY       HOWARD      12036  87TH AVE NE         KIRKLAND           WA     98034      $443,346.84
  600065935     POLEK          VINCENT     202  6TH ST                SEAL BEACH         CA     90740      $373,843.75
  600065937     MURPHY         DANIEL      187  KNIGHT DR             SAN RAFAEL         CA     94901      $269,175.58
  600065938     NELSON         DOUGLAS     7525N 21ST PL              PHOENIX            AZ     85020      $264,181.95
  600065939     COHEN          AARON       4571  COMBER AVE           LOS ANGELES        CA     91316      $498,506.43
  600065940     TRIESCH III    G           107  OAKMONT CT            SAN ANTONIO        TX     78212      $299,093.96
  600065941     MILLSON        JEFFREY     435  KENMORE AVE           SUNNYVALE          CA     94086      $246,237.51
  600065942     SMITH          SARAH       4673N VERSAILLES           HIGHLAND PA        TX     75209      $299,103.86
  600065943     MOORE          JOHN        130  HARBOR DR             OZONA              FL     34660      $264,009.00
  600065944     DIOLI          RICHARD     1812  PARROT DR            SAN MATEO          CA     94402      $299,113.67
  600065945     GOLDSMITH      JOHN        2402  PINE HAMMOCK DR      CLEARWATER         FL     34624      $384,846.96
  600065946     DOWLER         TERRY       2149E BRIAR ST             SPRINGFIELD        MO     65804      $238,850.03


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064994     TUCHMAN                      7.500      .250    7.250     .0400     7.210     05/01/2012
  600064995     ROUCHES                      7.125      .250    6.875     .0400     6.835     05/01/2012
  600065934     BARNEBEY       HOWARD        7.000      .250    6.750     .0400     6.710     05/01/2012
  600065935     POLEK          VINCENT       7.500      .250    7.250     .0400     7.210     05/01/2012
  600065937     MURPHY         DANIEL        7.375      .250    7.125     .0400     7.085     05/01/2012
  600065938     NELSON         DOUGLAS       7.250      .250    7.000     .0400     6.960     05/01/2012
  600065939     COHEN          AARON         7.625      .250    7.375     .0400     7.335     05/01/2012
  600065940     TRIESCH III    G             7.500      .250    7.250     .0400     7.210     05/01/2012
  600065941     MILLSON        JEFFREY       7.250      .250    7.000     .0400     6.960     05/01/2012
  600065942     SMITH          SARAH         7.625      .250    7.375     .0400     7.335     05/01/2012
  600065943     MOORE          JOHN          7.625      .250    7.375     .0400     7.335     05/01/2012
  600065944     DIOLI          RICHARD       7.750      .250    7.500     .0400     7.460     05/01/2012
  600065945     GOLDSMITH      JOHN          7.625      .250    7.375     .0400     7.335     05/01/2012
  600065946     DOWLER         TERRY         7.875      .250    7.625     .0400     7.585     05/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064994     TUCHMAN                    4180667                    $3,012.80                  06/01/1997             180
  600064995     ROUCHES                    4197778                    $2,681.27                  06/01/1997             180
  600065934     BARNEBEY       HOWARD      4154142                    $3,997.54                  06/01/1997             180
  600065935     POLEK          VINCENT     4155990                    $3,476.30                  06/01/1997             180
  600065937     MURPHY         DANIEL      4163341                    $2,483.80                  06/01/1997             180
  600065938     NELSON         DOUGLAS     4163820                    $2,419.09                  06/01/1997             180
  600065939     COHEN          AARON       4163960                    $4,670.65                  06/01/1997             180
  600065940     TRIESCH III    G           4170049                    $2,781.04                  06/01/1997             180
  600065941     MILLSON        JEFFREY     4171161                    $2,254.78                  06/01/1997             180
  600065942     SMITH          SARAH       4172094                    $2,802.39                  06/01/1997             180
  600065943     MOORE          JOHN        4173118                    $2,473.58                  06/01/1997             180
  600065944     DIOLI          RICHARD     4173365                    $2,823.83                  06/01/1997             180
  600065945     GOLDSMITH      JOHN        4177747                    $3,605.75         3        06/01/1997             180
  600065946     DOWLER         TERRY       4177879                    $2,272.02                  06/01/1997             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064994     TUCHMAN                     .00       .00       .00       .000        .250          .290      $680,000.00    N
  600064995     ROUCHES                     .00       .00       .00       .000        .250          .290      $370,000.00    N
  600065934     BARNEBEY       HOWARD       .00       .00       .00       .000        .250          .290      $589,000.00    N
  600065935     POLEK          VINCENT      .00       .00       .00       .000        .250          .290      $575,000.00    N
  600065937     MURPHY         DANIEL       .00       .00       .00       .000        .250          .290      $399,000.00    N
  600065938     NELSON         DOUGLAS      .00       .00       .00       .000        .250          .290      $490,000.00    N
  600065939     COHEN          AARON        .00       .00       .00       .000        .250          .290      $625,000.00    N
  600065940     TRIESCH III    G            .00       .00       .00       .000        .250          .290      $375,000.00    N
  600065941     MILLSON        JEFFREY      .00       .00       .00       .000        .250          .290      $356,000.00    N
  600065942     SMITH          SARAH        .00       .00       .00       .000        .250          .290      $377,000.00    N
  600065943     MOORE          JOHN         .00       .00       .00       .000        .250          .290      $331,000.00    N
  600065944     DIOLI          RICHARD      .00       .00       .00       .000        .250          .290      $484,000.00    N
  600065945     GOLDSMITH      JOHN         .00       .00       .00       .000        .250          .290      $429,000.00    N
  600065946     DOWLER         TERRY        .00       .00       .00       .000        .250          .290      $315,000.00    N


 (vlegal.ace v1.4)                                                 Page   10
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:06:18               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600065947     SMITH          STEPHEN     22241  CRYSTAL POND        MISSION VIE        CA     92692      $366,924.70
  600065948     LEE            TAEJAE      959  NOVEMBER DR           CUPERTINO          CA     95014      $267,190.60
  600065949     RAFFERTY JR    JOHN        9622  ENDSLEIGH CT         GRANITE BAY        CA     95746      $251,255.48
  600065950     WARD           STEPHEN     2017  BRIDGE VIEW LN       PLANO              TX     75093      $264,000.00
  600065951     OBLER          RICHARD     354  RICARDO PL            SAN DIEGO          CA     92037      $434,594.29
  600065953     MOSEL          KURT        5565  TRINITY WAY          SAN DIEGO          CA     92120      $325,047.43
  600065954     OBER           STEVEN      322-  324 N MANSFIELD      LOS ANGELES        CA     90036      $299,123.40
  600065955     O'CONNELL      STEPHEN     85  ACACIA DR              ORINDA             CA     94563      $438,641.73
  600065956     POWER          JOHN        26192  FLINTLOCK LN        LAGUNA HILL        CA     92653      $314,079.57
  600065959     PUTNAM         EDWARD      42544  ARJAY               MURRIETA           CA     92562      $229,349.92
  600065960     CHAMBERLAIN    ELLEN       3375  OLD PILKINGTON       SANTA CRUZ         CA     95065      $398,791.95
  600065961     HUGHES         TEENA       9341  WELLINGTON PARK      TAMPA              FL     33647      $219,371.23
  600065962     DARDASHTI      BEHROUZ     530  CHALETTE DR           BEVERLY HIL        CA     90210      $648,079.62
  600065963     ROSE           ARTHUR      1911  HOLLY TREE LN        SANTA ANA          CA     92705      $250,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600065947     SMITH          STEPHEN       7.875      .250    7.625     .0400     7.585     05/01/2012
  600065948     LEE            TAEJAE        7.500      .250    7.250     .0400     7.210     05/01/2012
  600065949     RAFFERTY JR    JOHN          7.750      .250    7.500     .0400     7.460     05/01/2012
  600065950     WARD           STEPHEN       7.125      .250    6.875     .0400     6.835     06/01/2012
  600065951     OBLER          RICHARD       6.750      .250    6.500     .0400     6.460     05/01/2012
  600065953     MOSEL          KURT          7.875      .250    7.625     .0400     7.585     05/01/2012
  600065954     OBER           STEVEN        7.875      .250    7.625     .0400     7.585     05/01/2012
  600065955     O'CONNELL      STEPHEN       7.250      .250    7.000     .0400     6.960     05/01/2012
  600065956     POWER          JOHN          7.875      .250    7.625     .0400     7.585     05/01/2012
  600065959     PUTNAM         EDWARD        8.250      .250    8.000     .0400     7.960     05/01/2012
  600065960     CHAMBERLAIN    ELLEN         7.500      .250    7.250     .0400     7.210     05/01/2012
  600065961     HUGHES         TEENA         8.125      .250    7.875     .0400     7.835     05/01/2012
  600065962     DARDASHTI      BEHROUZ       7.750      .250    7.500     .0400     7.460     05/01/2012
  600065963     ROSE           ARTHUR        8.125      .250    7.875     .0400     7.835     06/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600065947     SMITH          STEPHEN     4180501                    $3,490.30                  06/01/1997             180
  600065948     LEE            TAEJAE      4180741                    $2,484.40                  06/01/1997             180
  600065949     RAFFERTY JR    JOHN        4182531                    $2,372.02                  06/01/1997             180
  600065950     WARD           STEPHEN     4182788                    $2,391.40                  06/01/1997             180
  600065951     OBLER          RICHARD     4183620                    $3,858.21                  06/01/1997             180
  600065953     MOSEL          KURT        4184008                    $3,091.95         3        06/01/1997             180
  600065954     OBER           STEVEN      4185484                    $2,845.35                  06/01/1997             180
  600065955     O'CONNELL      STEPHEN     4186730                    $4,016.60                  06/01/1997             180
  600065956     POWER          JOHN        4191805                    $2,987.62                  06/01/1997             180
  600065959     PUTNAM         EDWARD      4198214                    $2,231.33                  06/01/1997             180
  600065960     CHAMBERLAIN    ELLEN       4200259                    $3,708.05                  06/01/1997             180
  600065961     HUGHES         TEENA       4202834                    $2,118.35         3        06/01/1997             180
  600065962     DARDASHTI      BEHROUZ     4204491                    $6,118.30                  06/01/1997             180
  600065963     ROSE           ARTHUR      4206082                    $2,407.21                  06/01/1997             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600065947     SMITH          STEPHEN      .00       .00       .00       .000        .250          .290      $460,000.00    N
  600065948     LEE            TAEJAE       .00       .00       .00       .000        .250          .290      $423,000.00    N
  600065949     RAFFERTY JR    JOHN         .00       .00       .00       .000        .250          .290      $315,000.00    N
  600065950     WARD           STEPHEN      .00       .00       .00       .000        .250          .290      $330,000.00    N
  600065951     OBLER          RICHARD      .00       .00       .00       .000        .250          .290      $545,000.00    N
  600065953     MOSEL          KURT         .00       .00       .00       .000        .250          .290      $365,000.00    N
  600065954     OBER           STEVEN       .00       .00       .00       .000        .250          .290      $535,000.00    N
  600065955     O'CONNELL      STEPHEN      .00       .00       .00       .000        .250          .290      $550,000.00    N
  600065956     POWER          JOHN         .00       .00       .00       .000        .250          .290      $510,000.00    N
  600065959     PUTNAM         EDWARD       .00       .00       .00       .000        .250          .290      $370,000.00    N
  600065960     CHAMBERLAIN    ELLEN        .00       .00       .00       .000        .250          .290      $565,000.00    N
  600065961     HUGHES         TEENA        .00       .00       .00       .000        .250          .290      $252,000.00    N
  600065962     DARDASHTI      BEHROUZ      .00       .00       .00       .000        .250          .290    $1,260,000.00    N
  600065963     ROSE           ARTHUR       .00       .00       .00       .000        .250          .290      $700,000.00    N


 (vlegal.ace v1.4)                                                 Page   11
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:06:18               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600067330     Inglis                     1434 SEA RIDGE DRIVE       NEWPORT BEACH      CA     92660      $300,000.00
  600067331     Chaitkin                   576 66TH STREET            OAKLAND            CA     94609      $248,000.00
  600067332     Sloan                      21696 MARIGOT DRIVE        BOCA RATON         FL     33428      $301,950.00
  600067333     Kodabakshian               12042 STONE GATE WY        LOS ANGELES        CA     91326      $290,000.00
  600067334     Desoto                     200 15TH STREET, A, B      MANHATTAN BEACH    CA     90266      $464,000.00
  600067335     Taverdi                    1580 MONTEVAL LANE         SAN JOSE           CA     95120      $295,000.00
  600067336     Matice                     941 GOLDEN WAY             LOS ALTOS          CA     94024      $407,700.00
  600067337     Wortsman                   18756 CAITHNESS STREE      LOS ANGELES        CA     91326      $244,000.00
  600067338     Oppenheim                  10365 KESWICK AVENUE       LOS ANGELES        CA     90064      $350,000.00
  600067339     Madadshahi                 16898 ENCINO HILLS DR      LOS ANGELES        CA     91436      $303,602.13
  600067340     Melaragno                  9245 WHITE OAK AVENUE      LOS ANGELES        CA     91352      $313,193.78
  600067341     Samarghandi                33 COKEBERRY ROAD          THE WOODLANDS      TX     77380      $158,488.92
  600067342     Budd                       16351 WIMBLEDON LANE       HUNTINGTON BEAC    CA     92649      $214,431.38
  600067343     Tran                       6795 TURF DRIVE            HUNTINGTON BEAC    CA     92648      $405,363.46


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600067330     Inglis                       7.875      .250    7.625     .0400     7.585     06/01/2012
  600067331     Chaitkin                     7.500      .250    7.250     .0400     7.210     06/01/2012
  600067332     Sloan                        7.750      .250    7.500     .0400     7.460     06/01/2012
  600067333     Kodabakshian                 7.750      .250    7.500     .0400     7.460     06/01/2012
  600067334     Desoto                       7.750      .250    7.500     .0400     7.460     06/01/2012
  600067335     Taverdi                      7.875      .250    7.625     .0400     7.585     06/01/2012
  600067336     Matice                       7.625      .250    7.375     .0400     7.335     06/01/2012
  600067337     Wortsman                     7.750      .250    7.500     .0400     7.460     06/01/2012
  600067338     Oppenheim                    7.500      .250    7.250     .0400     7.210     06/01/2012
  600067339     Madadshahi                   8.000      .250    7.750     .0400     7.710     11/01/2011
  600067340     Melaragno                    8.000      .250    7.750     .0400     7.710     11/01/2011
  600067341     Samarghandi                  7.750      .250    7.500     .0400     7.460     11/01/2011
  600067342     Budd                         7.875      .250    7.625     .0400     7.585     11/01/2011
  600067343     Tran                         7.875      .250    7.625     .0400     7.585     11/01/2011


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600067330     Inglis                     4171336                    $2,845.35                  06/01/1997             180
  600067331     Chaitkin                   4177135                    $2,299.00                  06/01/1997             180
  600067332     Sloan                      4185658                    $2,842.19                  06/01/1997             180
  600067333     Kodabakshian               4199642                    $2,729.70                  06/01/1997             180
  600067334     Desoto                     4204988                    $4,367.52                  06/01/1997             180
  600067335     Taverdi                    4208856                    $2,797.93                  06/01/1997             180
  600067336     Matice                     4210407                    $3,808.45                  06/01/1997             180
  600067337     Wortsman                   4211496                    $2,296.72                  06/01/1997             180
  600067338     Oppenheim                  4214615                    $3,244.55                  06/01/1997             180
  600067339     Madadshahi                 3995453                    $2,962.53                  06/01/1997             180
  600067340     Melaragno                  4021945                    $3,058.09                  06/01/1997             180
  600067341     Samarghandi                4029542                    $1,548.40                  06/01/1997             180
  600067342     Budd                       4035234                    $2,077.11                  06/01/1997             180
  600067343     Tran                       4037933                    $3,926.59                  06/01/1997             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600067330     Inglis                                                                                        $465,000.00    N
  600067331     Chaitkin                                                                                      $331,000.00    N
  600067332     Sloan                                                                                         $378,000.00    N
  600067333     Kodabakshian                                                                                  $375,000.00    N
  600067334     Desoto                                                                                        $675,000.00    N
  600067335     Taverdi                                                                                       $380,000.00    N
  600067336     Matice                                                                                        $575,000.00    N
  600067337     Wortsman                                                                                      $310,000.00    N
  600067338     Oppenheim                                                                                     $550,000.00    N
  600067339     Madadshahi                                                                                    $428,000.00    N
  600067340     Melaragno                                                                                     $400,000.00    N
  600067341     Samarghandi                                                                                   $235,000.00    N
  600067342     Budd                                                                                          $292,000.00    N
  600067343     Tran                                                                                          $679,068.00    N


 (vlegal.ace v1.4)                                                 Page   12
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:06:18               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600067344     McHale                     106 ST. JOAN LANE          PLEASANT HILL      CA     94523      $256,516.08
  600067345     Carrera                    501 PLAZA DEL CID          CHULA VISTA        CA     91910      $236,148.08
  600067346     Ghosh                      1903 WILBUR AVENUE         SAN DIEGO          CA     92109      $155,143.14
  600067347     Nocerino                   3760 TRENERY DRIVE         PLEASANTON         CA     94588      $541,222.05
  600067348     Elya                       1900 STRADELLA ROAD        LOS ANGELES        CA     90077      $454,859.39
  600067349     Gillinger Jr.              818 COUNTY ROAD 245        DURANGO            CO     81301      $389,089.14
  600067350     Nahmi                      2312 ELM AVENUE            MANHATTAN BEACH    CA     90266      $279,226.88
  600067351     Ainslie                    2000 PACIFIC AVENUE        SAN FRANCISCO      CA     94109      $988,067.31
  600067352     Kelly                      29214 LAWRENCE WAY         FAIR OAKS RANCH    TX     78006      $123,503.33
  600067353     Bhullar                    208 STILLWATER LANE        SAN JOSE           CA     95139      $217,488.67
  600067354     Henick                     552 DRYAD ROAD             SANTA MONICA       CA     90402      $288,317.96
  600067355     Falk                       17421 CIRCA DEL NORTE      RANCHO SANTA FE    CA     92067      $693,548.35
  600067358     Wertz                      12218 MONTANA AVENUE       LOS ANGELES        CA     90049      $368,900.59
  600067359     Joe                        10473 SCENIC COURT         CUPERTINO          CA     95014      $273,231.33


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600067344     McHale                       7.875      .250    7.625     .0400     7.585     12/01/2011
  600067345     Carrera                      7.750      .250    7.500     .0400     7.460     02/01/2012
  600067346     Ghosh                        7.750      .250    7.500     .0400     7.460     01/01/2012
  600067347     Nocerino                     7.000      .250    6.750     .0400     6.710     01/01/2012
  600067348     Elya                         7.375      .250    7.125     .0400     7.085     01/01/2012
  600067349     Gillinger Jr.                7.750      .250    7.500     .0400     7.460     01/01/2012
  600067350     Nahmi                        7.250      .250    7.000     .0400     6.960     02/01/2012
  600067351     Ainslie                      7.750      .250    7.500     .0400     7.460     02/01/2012
  600067352     Kelly                        7.750      .250    7.500     .0400     7.460     02/01/2012
  600067353     Bhullar                      7.625      .250    7.375     .0400     7.335     04/01/2012
  600067354     Henick                       7.375      .250    7.125     .0400     7.085     03/01/2012
  600067355     Falk                         7.375      .250    7.125     .0400     7.085     03/01/2012
  600067358     Wertz                        7.000      .250    6.750     .0400     6.710     04/01/2012
  600067359     Joe                          7.000      .250    6.750     .0400     6.710     04/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600067344     McHale                     4046587                    $2,489.69                  06/01/1997             180
  600067345     Carrera                    4069720                    $2,249.65                  06/01/1997             180
  600067346     Ghosh                      4080388                    $1,482.51                  06/01/1997             180
  600067347     Nocerino                   4088829                    $4,943.56                  06/01/1997             180
  600067348     Elya                       4090445                    $4,250.05                  06/01/1997             180
  600067349     Gillinger Jr.              4090775                    $3,718.04                  06/01/1997             180
  600067350     Nahmi                      4096509                    $2,581.12                  06/01/1997             180
  600067351     Ainslie                    4101861                    $9,412.76                  06/01/1997             180
  600067352     Kelly                      4110607                    $1,176.60                  06/01/1997             180
  600067353     Bhullar                    4114922                    $2,043.88                  06/01/1997             180
  600067354     Henick                     4115432                    $2,676.98                  06/01/1997             180
  600067355     Falk                       4125035                    $6,439.47                  06/01/1997             180
  600067358     Wertz                      4134326                    $3,336.91                  06/01/1997             180
  600067359     Joe                        4136925                    $2,471.78                  06/01/1997             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600067344     McHale                                                                                        $350,000.00    N
  600067345     Carrera                                                                                       $339,000.00    N
  600067346     Ghosh                                                                                         $210,111.00    N
  600067347     Nocerino                                                                                      $900,000.00    N
  600067348     Elya                                                                                          $660,000.00    N
  600067349     Gillinger Jr.                                                                                 $550,000.00    N
  600067350     Nahmi                                                                                         $377,000.00    N
  600067351     Ainslie                                                                                     $1,650,000.00    N
  600067352     Kelly                                                                                         $215,000.00    N
  600067353     Bhullar                                                                                       $302,000.00    N
  600067354     Henick                                                                                        $850,000.00    N
  600067355     Falk                                                                                        $1,700,000.00    N
  600067358     Wertz                                                                                         $495,000.00    N
  600067359     Joe                                                                                           $700,000.00    N


 (vlegal.ace v1.4)                                                 Page   13
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:06:18               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600067360     Stewart                    3620 SOUTHWESTERN BLV      UNIVERSITY PARK    TX     75225      $496,937.21
  600067361     Hamerman                   15401 PIMLICO CORTE        RANCHO SANTE FE    CA     92067      $430,990.76
  600067362     Oglesby                    123 LAKE ESTATES DRIV      MONTGOMERY         TX     77356      $397,468.66
  600067363     Medeiros                   325 MANZANITA WAY          WOODSIDE           CA     94062      $498,456.51
  600067364     Thompson                   1210 LAKE STREET           MILLBRAE           CA     94030      $583,194.13
  600067365     Morgner                    590 SAN GORGONIO STRE      SAN DIEGO          CA     92106      $450,136.41
  600067366     Winer   Trustee            3232 WOODVIEW COURT        THOUSAND OAKS      CA     91362      $430,637.06
  600067367     Asgari                     4750 WEST FOREST PARK      MARIETTA           GA     30066      $193,805.50
  600067368     Clarke                     795 SUTTER STREET, UN      SAN FRANCISCO      CA     94109      $249,694.11
  600067369     Gillan IV                  8926 IRVING AVENUE         SURFSIDE           FL     33154      $287,915.55
  600067370     Szeto                      42 ESTRELLA AVENUE         PIEDMONT           CA     94611      $448,655.79
  600067371     Bradford                   1129 RIESLING CIRCLE       LIVERMORE          CA     94550      $280,000.00
  600067372     Moshayedi                  282 STATE HIGHWAY 173      LAKE ARROWHEAD     CA     92352      $491,987.00
  600067438     STROYKE                    542 24TH STREET            HERMOSA BEACH      CA     90254      $328,992.37


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600067360     Stewart                      7.375      .250    7.125     .0400     7.085     04/01/2012
  600067361     Hamerman                     7.375      .250    7.125     .0400     7.085     03/01/2012
  600067362     Oglesby                      7.000      .250    6.750     .0400     6.710     04/01/2012
  600067363     Medeiros                     7.250      .250    7.000     .0400     6.960     05/01/2012
  600067364     Thompson                     7.250      .250    7.000     .0400     6.960     05/01/2012
  600067365     Morgner                      7.500      .250    7.250     .0400     7.210     05/01/2012
  600067366     Winer   Trustee              7.000      .250    6.750     .0400     6.710     05/01/2012
  600067367     Asgari                       7.375      .250    7.125     .0400     7.085     04/01/2012
  600067368     Clarke                       7.250      .250    7.000     .0400     6.960     04/01/2012
  600067369     Gillan IV                    8.000      .250    7.750     .0400     7.710     05/01/2012
  600067370     Szeto                        7.625      .250    7.375     .0400     7.335     05/01/2012
  600067371     Bradford                     8.000      .250    7.750     .0400     7.710     06/01/2012
  600067372     Moshayedi                    7.875      .250    7.625     .0400     7.585     06/01/2012
  600067438     STROYKE                      7.375      .250    7.125     .0400     7.085     05/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600067360     Stewart                    4139770                    $4,599.62                  06/01/1997             180
  600067361     Hamerman                   4142436                    $4,001.67                  06/01/1997             180
  600067362     Oglesby                    4151551                    $3,595.32                  06/01/1997             180
  600067363     Medeiros                   4158085                    $4,564.32                  06/01/1997             180
  600067364     Thompson                   4161774                    $5,340.25                  06/01/1997             180
  600067365     Morgner                    4164380                    $4,185.47                  06/01/1997             180
  600067366     Winer   Trustee            4166781                    $3,882.94                  06/01/1997             180
  600067367     Asgari                     4168019                    $1,793.86                  06/01/1997             180
  600067368     Clarke                     4168316                    $2,293.57                  06/01/1997             180
  600067369     Gillan IV                  4172177                    $2,759.45                  06/01/1997             180
  600067370     Szeto                      4194205                    $4,203.59                  06/01/1997             180
  600067371     Bradford                   4215281                    $2,675.83                  06/01/1997             180
  600067372     Moshayedi                  4219093                    $4,666.26                  06/01/1997             180
  600067438     STROYKE                    4165304                    $3,035.75                  06/01/1997             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600067360     Stewart                                                                                       $750,000.00    N
  600067361     Hamerman                                                                                      $670,000.00    N
  600067362     Oglesby                                                                                       $540,200.00    N
  600067363     Medeiros                                                                                    $2,800,000.00    N
  600067364     Thompson                                                                                      $900,000.00    N
  600067365     Morgner                                                                                       $645,000.00    N
  600067366     Winer   Trustee                                                                               $550,000.00    N
  600067367     Asgari                                                                                        $300,000.00    N
  600067368     Clarke                                                                                        $335,000.00    N
  600067369     Gillan IV                                                                                     $385,000.00    N
  600067370     Szeto                                                                                         $745,000.00    N
  600067371     Bradford                                                                                      $365,000.00    N
  600067372     Moshayedi                                                                                     $775,000.00    N
  600067438     STROYKE                                                                                       $440,000.00    N


 (vlegal.ace v1.4)                                                 Page   14
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:06:18               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600067440     DOUGLAS                    655 MYRA WAY               SAN FRANCISCO      CA     94127      $104,321.03
  600067442     MIZRAHI                    14960 DICKENS STREET       LOS ANGELES        CA     91403       $93,405.66
  600067444     KOCHAV                     1247 HILLDALE AVENUE       LOS ANGELES        CA     90069      $299,103.86
  600067446     CHEN                       19050 OLYMPIA STREET       LOS ANGELES        CA     91326      $167,525.16
  600067448     SHARIFI                    19625 ANADALE DRIVE        LOS ANGELES        CA     91356      $324,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600067440     DOUGLAS                      6.750      .250    6.500     .0400     6.460     04/01/2012
  600067442     MIZRAHI                      7.250      .250    7.000     .0400     6.960     04/01/2012
  600067444     KOCHAV                       7.625      .250    7.375     .0400     7.335     05/01/2012
  600067446     CHEN                         8.250      .250    8.000     .0400     7.960     05/01/2012
  600067448     SHARIFI                      7.875      .250    7.625     .0400     7.585     06/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600067440     DOUGLAS                    4166898                      $929.16                  06/01/1997             180
  600067442     MIZRAHI                    4173530                      $867.22                  06/01/1997             180
  600067444     KOCHAV                     4186953                    $2,802.39                  06/01/1997             180
  600067446     CHEN                       4212254                    $1,629.84                  06/01/1997             180
  600067448     SHARIFI                    4216354                    $3,072.98                  06/01/1997             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600067440     DOUGLAS                                                                                       $340,000.00    N
  600067442     MIZRAHI                                                                                       $140,000.00    N
  600067444     KOCHAV                                                                                        $880,000.00    N
  600067446     CHEN                                                                                          $318,000.00    N
  600067448     SHARIFI                                                                                       $432,000.00    N


 (vlegal.ace v1.4)                                                 Page   15
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:06:18               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------



                   LOAN         # OF           CURRENT           PROPERTY        ORIG LOAN
                   COUNT       BUYDOWN         BALANCE           VALUE           AMOUNT              P & I
 ** POOL           -----       -------         -------           ---------       ---------           -----
 ** TOTAL                 187             0    64,675,259.69       100,543,319.00    65,137,594.00       602,152.85


 (vlegal.ace v1.4)                                                 Page    1
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500064572     GUNALP,ASIM M & SALLY M    14240 HALF MOON BAY DRIVE  SAN DIEGO          CA     92014      $262,155.40
  500064573     BARDY,ELIZABETH M          2211 BOWMONT DRIVE (BEVER  LOS ANGELES        CA     90210      $344,423.72
  500064574     MOREH,JAVID & ELEANOR      9118 LEANDER PLACE (BEVER  LOS ANGELES        CA     90210      $599,171.45
  500064576     CHO,PETER YS & CONNIE CW   5 PIENZA                   IRVINE             CA     92606      $257,235.20
  600062459     YADIDI                     5009 ZELZAH AVENUE         LOS ANGELES        CA     91316      $179,149.99
  600062461     QUARRE                     23 BODEGA BAY DRIVE        NEWPORT BEACH      CA     92625      $439,089.66
  600062462     CABE                       16150 MORRISON STREET      LOS ANGELES        CA     91436      $180,847.87
  600062463     TEHRANI                    704 PASEO DEL MAR          PALOS VERDES ES    CA     90274      $647,184.32
  600062465     KRON                       4150 FARMDALE AVENUE       LOS ANGELES        CA     91604      $212,775.92
  600062468     BARBELLO                   23046 CALIFA STREET        WOODLAND HILLS     CA     91367      $469,022.95
  600062469     WALTNER                    14702 CANTERBURY AVENUE    TUSTIN             CA     92780      $142,405.69
  600062470     PURVIS                     3754 CALLE CLARA VISTA     THOUSAND OAKS      CA     91320      $184,223.46
  600062471     HARDING                    7454 HILLSIDE AVENUE       LOS ANGELES        CA     90046      $210,528.32
  600062472     GRAHAM                     9132 WHEATLAND AVENUE      LOS ANGELES        CA     91352      $116,889.66


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500064572     GUNALP,ASIM M & SALLY M      8.125      .250    7.875     .0500     7.825     04/01/2027
  500064573     BARDY,ELIZABETH M            7.875      .250    7.625     .0500     7.575     04/01/2027
  500064574     MOREH,JAVID & ELEANOR        7.875      .250    7.625     .0500     7.575     04/01/2027
  500064576     CHO,PETER YS & CONNIE CW     7.750      .250    7.500     .0500     7.450     04/01/2027
  600062459     YADIDI                       8.750      .250    8.500     .0500     8.450     10/01/2026
  600062461     QUARRE                       8.500      .250    8.250     .0500     8.200     11/01/2026
  600062462     CABE                         8.250      .250    8.000     .0500     7.950     11/01/2016
  600062463     TEHRANI                      8.500      .250    8.250     .0500     8.200     11/01/2026
  600062465     KRON                         8.250      .250    8.000     .0500     7.950     11/01/2026
  600062468     BARBELLO                     7.875      .250    7.625     .0500     7.575     12/01/2026
  600062469     WALTNER                      8.375      .250    8.125     .0500     8.075     12/01/2026
  600062470     PURVIS                       7.875      .250    7.625     .0500     7.575     12/01/2026
  600062471     HARDING                      7.750      .250    7.500     .0500     7.450     12/01/2026
  600062472     GRAHAM                       7.875      .250    7.625     .0500     7.575     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500064572     GUNALP,ASIM M & SALLY M    4161881                    $1,949.06                  06/01/1997             360
  500064573     BARDY,ELIZABETH M          4165460                    $2,500.77                  06/01/1997             360
  500064574     MOREH,JAVID & ELEANOR      4139333                    $4,350.42                  06/01/1997             360
  500064576     CHO,PETER YS & CONNIE CW   4142790                    $1,845.48                  06/01/1997             360
  600062459     YADIDI                     3983970                    $1,416.07                  06/01/1997             360
  600062461     QUARRE                     4010708                    $3,390.91                  06/01/1997             360
  600062462     CABE                       4018511                    $1,559.29                  06/01/1997             240
  600062463     TEHRANI                    4020616                    $4,997.94                  06/01/1997             360
  600062465     KRON                       4029146                    $1,605.84                  06/01/1997             360
  600062468     BARBELLO                   4062022                    $3,415.08                  06/01/1997             360
  600062469     WALTNER                    4063335                    $1,086.91                  06/01/1997             360
  600062470     PURVIS                     4079521                    $1,341.38                  06/01/1997             360
  600062471     HARDING                    4082673                    $1,525.96                  06/01/1997             360
  600062472     GRAHAM                     4090411                      $851.96                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500064572     GUNALP,ASIM M & SALLY M     .00       .00       .00       .000        .250          .300      $358,000.00    N
  500064573     BARDY,ELIZABETH M           .00       .00       .00       .000        .250          .300      $670,000.00    N
  500064574     MOREH,JAVID & ELEANOR       .00       .00       .00       .000        .250          .300      $940,000.00    N
  500064576     CHO,PETER YS & CONNIE CW    .00       .00       .00       .000        .250          .300      $385,000.00    N
  600062459     YADIDI                      .00       .00       .00       .000        .250          .300      $260,000.00    N
  600062461     QUARRE                      .00       .00       .00       .000        .250          .300      $630,000.00    N
  600062462     CABE                        .00       .00       .00       .000        .250          .300      $328,000.00    N
  600062463     TEHRANI                     .00       .00       .00       .000        .250          .300      $955,000.00    N
  600062465     KRON                        .00       .00       .00       .000        .250          .300      $285,000.00    N
  600062468     BARBELLO                    .00       .00       .00       .000        .250          .300      $950,000.00    N
  600062469     WALTNER                     .00       .00       .00       .000        .250          .300      $212,000.00    N
  600062470     PURVIS                      .00       .00       .00       .000        .250          .300      $275,000.00    N
  600062471     HARDING                     .00       .00       .00       .000        .250          .300      $800,000.00    N
  600062472     GRAHAM                      .00       .00       .00       .000        .250          .300      $235,000.00    N


 (vlegal.ace v1.4)                                                 Page    2
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600062474     MARKS                      10481 WYTON DRIVE          LOS ANGELES        CA     90024      $591,351.43
  600062475     SOLEYMANI                  10433 WILSHIRE BOULEVARD,  LOS ANGELES        CA     90024       $79,804.04
  600062477     LEE                        8425 PALAIS RD             STANTON            CA     90680       $97,022.64
  600062478     SILVERMAN                  1935 COLDWATER CANYON DRI  LOS ANGELES        CA     90210      $306,844.70
  600062480     SHADI                      16179 ROYAL OAK ROAD       LOS ANGELES        CA     91436      $399,447.63
  600062481     COLB                       5303 HARTER LANE           LA CANADA-FLINT    CA     91011      $432,302.20
  600062482     STEINBERG                  4039 NOGALES DRIVE         LOS ANGELES        CA     91356      $419,374.63
  600062484     PRATT                      1464 PASEO VICTORIA        SAN DIMAS          CA     91773      $221,172.05
  600063599     CHAN                       626 TURQUOISE DRIVE        HERCULES           CA     94547      $234,140.88
  600063600     SILVERBERG                 4214 KLUMP AVENUE          LOS ANGELES        CA     91602      $263,465.03
  600063601     ALLEN                      9790 MARKY WAY             LA MESA            CA     91941      $284,960.14
  600063602     METSCH                     12352 RANCHWOOD ROAD       SANTA ANA          CA     92705      $254,442.77
  600063603     MINUS                      82 ALDER AVENUE            SAN ANSELMO        CA     94960      $299,360.67
  600063604     MOSBAUGH                   10511 LAURISTON AVENUE     LOS ANGELES        CA     90064      $389,229.46


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600062474     MARKS                        7.875      .250    7.625     .0500     7.575     02/01/2027
  600062475     SOLEYMANI                    8.500      .250    8.250     .0500     8.200     02/01/2027
  600062477     LEE                          7.750      .250    7.500     .0500     7.450     02/01/2027
  600062478     SILVERMAN                    7.750      .250    7.500     .0500     7.450     03/01/2027
  600062480     SHADI                        7.875      .250    7.625     .0500     7.575     04/01/2027
  600062481     COLB                         7.875      .250    7.625     .0500     7.575     04/01/2027
  600062482     STEINBERG                    7.500      .250    7.250     .0500     7.200     04/01/2027
  600062484     PRATT                        8.250      .250    8.000     .0500     7.950     04/01/2027
  600063599     CHAN                         7.625      .250    7.375     .0500     7.325     03/01/2027
  600063600     SILVERBERG                   8.000      .250    7.750     .0500     7.700     03/01/2027
  600063601     ALLEN                        7.500      .250    7.250     .0500     7.200     03/01/2027
  600063602     METSCH                       7.625      .250    7.375     .0500     7.325     03/01/2027
  600063603     MINUS                        7.750      .250    7.500     .0500     7.450     03/01/2027
  600063604     MOSBAUGH                     8.125      .250    7.875     .0500     7.825     03/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600062474     MARKS                      4103040                    $4,299.67                  06/01/1997             360
  600062475     SOLEYMANI                  4107561                      $615.14                  06/01/1997             360
  600062477     LEE                        4109336                      $697.07                  06/01/1997             360
  600062478     SILVERMAN                  4110011                    $2,202.97                  06/01/1997             360
  600062480     SHADI                      4134938                    $2,900.28                  06/01/1997             360
  600062481     COLB                       4138780                    $3,138.83                  06/01/1997             360
  600062482     STEINBERG                  4139408                    $2,936.71                  06/01/1997             360
  600062484     PRATT                      4148110                    $1,679.09                  06/01/1997             360
  600063599     CHAN                       4099602                    $1,663.32                  06/01/1997             360
  600063600     SILVERBERG                 4104006                    $1,937.14                  06/01/1997             360
  600063601     ALLEN                      4110631                    $1,996.96                  06/01/1997             360
  600063602     METSCH                     4112355                    $1,804.88                  06/01/1997             360
  600063603     MINUS                      4118733                    $2,149.24                  06/01/1997             360
  600063604     MOSBAUGH                   4119053                    $2,895.74                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600062474     MARKS                       .00       .00       .00       .000        .250          .300      $875,000.00    N
  600062475     SOLEYMANI                   .00       .00       .00       .000        .250          .300      $160,000.00    N
  600062477     LEE                         .00       .00       .00       .000        .250          .300      $139,000.00    N
  600062478     SILVERMAN                   .00       .00       .00       .000        .250          .300      $615,000.00    N
  600062480     SHADI                       .00       .00       .00       .000        .250          .300      $827,000.00    N
  600062481     COLB                        .00       .00       .00       .000        .250          .300      $630,000.00    N
  600062482     STEINBERG                   .00       .00       .00       .000        .250          .300      $835,000.00    N
  600062484     PRATT                       .00       .00       .00       .000        .250          .300      $400,000.00    N
  600063599     CHAN                        .00       .00       .00       .000        .250          .300      $295,000.00    N
  600063600     SILVERBERG                  .00       .00       .00       .000        .250          .300      $330,000.00    N
  600063601     ALLEN                       .00       .00       .00       .000        .250          .300      $357,000.00    N
  600063602     METSCH                      .00       .00       .00       .000        .250          .300      $370,000.00    N
  600063603     MINUS                       .00       .00       .00       .000        .250          .300      $431,000.00    N
  600063604     MOSBAUGH                    .00       .00       .00       .000        .250          .300      $555,000.00    N


 (vlegal.ace v1.4)                                                 Page    3
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600063605     BURNS                      96 MAKENA ALANUI ROAD  G-  KIHEI              HI     96753      $447,092.17
  600063606     GARAMI                     5826 RANCH VIEW ROAD       OCEANSIDE          CA     92057      $235,424.71
  600063607     BYKO                       1696 HOMESTEAD AVENUE      ATLANTA            GA     30306      $357,717.70
  600063608     EKSTEIN                    13450 BAYLISS ROAD         LOS ANGELES        CA     90049      $459,019.70
  600063609     MC ERLAIN                  18353 CLEMSON AVENUE       SARATOGA           CA     95070      $280,416.02
  600063610     HUNT                       1505 RAYMOND AVENUE        GLENDALE           CA     91201      $220,352.55
  600063611     GUIDOTTI                   6125 EAGLECREST DRIVE      HUNTINGTON BEAC    CA     92648      $345,243.93
  600063612     CASANOVA                   521 OLMSTED DRIVE          GLENDALE           CA     91202      $219,100.43
  600063613     WICKSTROM                  12515 177TH AVENUE NORTHE  REDMOND            WA     98052      $299,323.94
  600063614     BELCHER                    3634 SEVENTH AVENUE 15G    SAN DIEGO          CA     92103      $275,468.36
  600063615     KEARLEY                    108 DOVE MOUNTAIN DRIVE    BOERNE             TX     78006      $366,143.36
  600063616     SEARLE                     6125 132ND AVENUE NORTHEA  KIRKLAND           WA     98033      $249,388.93
  600063617     CELENZA                    1624 MEADOWGLEN COURT      THOUSAND OAKS      CA     91320      $260,407.70
  600063619     BREIDENTHAL                15819 IZORAH WAY           LOS GATOS          CA     95032      $279,583.08


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600063605     BURNS                        8.000      .250    7.750     .0500     7.700     03/01/2027
  600063606     GARAMI                       7.625      .250    7.375     .0500     7.325     03/01/2027
  600063607     BYKO                         8.000      .250    7.750     .0500     7.700     04/01/2027
  600063608     EKSTEIN                      7.750      .250    7.500     .0500     7.450     03/01/2027
  600063609     MC ERLAIN                    7.875      .250    7.625     .0500     7.575     03/01/2027
  600063610     HUNT                         8.000      .250    7.750     .0500     7.700     03/01/2027
  600063611     GUIDOTTI                     7.625      .250    7.375     .0500     7.325     03/01/2027
  600063612     CASANOVA                     7.875      .250    7.625     .0500     7.575     03/01/2027
  600063613     WICKSTROM                    7.750      .250    7.500     .0500     7.450     04/01/2027
  600063614     BELCHER                      8.250      .250    8.000     .0500     7.950     03/01/2027
  600063615     KEARLEY                      8.250      .250    8.000     .0500     7.950     03/01/2027
  600063616     SEARLE                       7.625      .250    7.375     .0500     7.325     03/01/2027
  600063617     CELENZA                      7.875      .250    7.625     .0500     7.575     03/01/2027
  600063619     BREIDENTHAL                  7.500      .250    7.250     .0500     7.200     04/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600063605     BURNS                      4120937                    $3,287.27                  06/01/1997             360
  600063606     GARAMI                     4121398                    $1,670.40                  06/01/1997             360
  600063607     BYKO                       4121505                    $2,628.35         2        06/01/1997             360
  600063608     EKSTEIN                    4122271                    $3,295.50                  06/01/1997             360
  600063609     MC ERLAIN                  4123709                    $2,037.45                  06/01/1997             360
  600063610     HUNT                       4126413                    $1,620.16                  06/01/1997             360
  600063611     GUIDOTTI                   4128716                    $2,448.97                  06/01/1997             360
  600063612     CASANOVA                   4129243                    $1,606.76                  06/01/1997             360
  600063613     WICKSTROM                  4129631                    $2,148.88                  06/01/1997             360
  600063614     BELCHER                    4130274                    $2,073.50                  06/01/1997             360
  600063615     KEARLEY                    4131793                    $2,756.03                  06/01/1997             360
  600063616     SEARLE                     4132411                    $1,769.49                  06/01/1997             360
  600063617     CELENZA                    4132882                    $1,892.07         3        06/01/1997             360
  600063619     BREIDENTHAL                4133070                    $1,957.81                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600063605     BURNS                       .00       .00       .00       .000        .250          .300      $560,000.00    N
  600063606     GARAMI                      .00       .00       .00       .000        .250          .300      $325,000.00    N
  600063607     BYKO                        .00       .00       .00       .000        .250          .300      $398,000.00    N
  600063608     EKSTEIN                     .00       .00       .00       .000        .250          .300      $810,000.00    N
  600063609     MC ERLAIN                   .00       .00       .00       .000        .250          .300      $375,000.00    N
  600063610     HUNT                        .00       .00       .00       .000        .250          .300      $276,000.00    N
  600063611     GUIDOTTI                    .00       .00       .00       .000        .250          .300      $445,000.00    N
  600063612     CASANOVA                    .00       .00       .00       .000        .250          .300      $277,000.00    N
  600063613     WICKSTROM                   .00       .00       .00       .000        .250          .300      $374,950.00    N
  600063614     BELCHER                     .00       .00       .00       .000        .250          .300      $345,000.00    N
  600063615     KEARLEY                     .00       .00       .00       .000        .250          .300      $482,000.00    N
  600063616     SEARLE                      .00       .00       .00       .000        .250          .300      $400,000.00    N
  600063617     CELENZA                     .00       .00       .00       .000        .250          .300      $289,990.00    N
  600063619     BREIDENTHAL                 .00       .00       .00       .000        .250          .300      $420,000.00    N


 (vlegal.ace v1.4)                                                 Page    4
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600063620     SLOWIK                     30005 DISNEY LANE          VISTA              CA     92084      $323,748.25
  600063621     HIRAIDE                    301 DIAMOND STREET NO. A   REDONDO BEACH      CA     90277      $253,857.83
  600063622     MOYA                       2320 VISTA RODEO DRIVE     EL CAJON           CA     92019      $317,349.95
  600063623     BOGAKOS                    22000 SADDLE PEAK ROAD     TOPANGA            CA     90290      $356,647.71
  600063624     BAYLE                      27 OAK TREE LANE           FAIRFAX            CA     94930      $271,614.80
  600063625     SARRINGHAUS                1476 CAMINO ROBLES COURT   SAN JOSE           CA     95120      $322,493.76
  600063627     DINOVITZ                   815 EAST LA LOMA AVENUE    SOMIS              CA     93066      $233,668.61
  600063628     ROCKMAKER                  19446 WOODLANDS DRIVE      HUTINGTON BEACH    CA     92648      $606,118.55
  600063629     WELCH                      2754 AUTUMN RIDGE DRIVE    THOUSAND OAKS      CA     91362      $332,042.67
  600063631     LAM                        1933 RIVERA STREET         SAN FRANCISCO      CA     94116      $269,250.28
  600063633     DEVEREAUX                  16746 EDGAR STREET         LOS ANGELES        CA     90272      $475,308.77
  600063634     JAMESON                    2380 MELVILLE DRIVE        SAN MARINO         CA     91108      $587,495.32
  600063635     BARTER                     18971 FERNBROOK COURT      SARATOGA           CA     95070      $330,276.71
  600063636     BRELAND                    744 NORTH CITADEL DRIVE    WALNUT             CA     91788      $237,965.67


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600063620     SLOWIK                       7.875      .250    7.625     .0500     7.575     04/01/2027
  600063621     HIRAIDE                      7.750      .250    7.500     .0500     7.450     03/01/2027
  600063622     MOYA                         7.750      .250    7.500     .0500     7.450     04/01/2027
  600063623     BOGAKOS                      7.375      .250    7.125     .0500     7.075     03/01/2027
  600063624     BAYLE                        7.750      .250    7.500     .0500     7.450     04/01/2027
  600063625     SARRINGHAUS                  7.625      .250    7.375     .0500     7.325     03/01/2027
  600063627     DINOVITZ                     7.750      .250    7.500     .0500     7.450     04/01/2027
  600063628     ROCKMAKER                    7.625      .250    7.375     .0500     7.325     04/01/2027
  600063629     WELCH                        8.125      .250    7.875     .0500     7.825     03/01/2027
  600063631     LAM                          8.250      .250    8.000     .0500     7.950     04/01/2027
  600063633     DEVEREAUX                    7.625      .250    7.375     .0500     7.325     04/01/2027
  600063634     JAMESON                      7.750      .250    7.500     .0500     7.450     03/01/2027
  600063635     BARTER                       7.625      .250    7.375     .0500     7.325     03/01/2027
  600063636     BRELAND                      7.500      .250    7.250     .0500     7.200     03/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600063620     SLOWIK                     4133104                    $2,353.58                  06/01/1997             360
  600063621     HIRAIDE                    4133245                    $1,822.56                  06/01/1997             360
  600063622     MOYA                       4133914                    $2,276.76                  06/01/1997             360
  600063623     BOGAKOS                    4133922                    $2,469.86                  06/01/1997             360
  600063624     BAYLE                      4134060                    $1,948.65                  06/01/1997             360
  600063625     SARRINGHAUS                4134094                    $2,287.59                  06/01/1997             360
  600063627     DINOVITZ                   4134391                    $1,676.41                  06/01/1997             360
  600063628     ROCKMAKER                  4134763                    $4,296.31                  06/01/1997             360
  600063629     WELCH                      4135042                    $2,470.29                  06/01/1997             360
  600063631     LAM                        4135299                    $2,026.17        12        06/01/1997             360
  600063633     DEVEREAUX                  4135711                    $3,369.10                  06/01/1997             360
  600063634     JAMESON                    4135935                    $4,217.88                  06/01/1997             360
  600063635     BARTER                     4135943                    $2,342.80                  06/01/1997             360
  600063636     BRELAND                    4136099                    $1,667.63         3        06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600063620     SLOWIK                      .00       .00       .00       .000        .250          .300      $430,000.00    N
  600063621     HIRAIDE                     .00       .00       .00       .000        .250          .300      $318,000.00    N
  600063622     MOYA                        .00       .00       .00       .000        .250          .300      $425,000.00    N
  600063623     BOGAKOS                     .00       .00       .00       .000        .250          .300      $447,000.00    N
  600063624     BAYLE                       .00       .00       .00       .000        .250          .300      $340,000.00    N
  600063625     SARRINGHAUS                 .00       .00       .00       .000        .250          .300      $404,000.00    N
  600063627     DINOVITZ                    .00       .00       .00       .000        .250          .300      $335,000.00    N
  600063628     ROCKMAKER                   .00       .00       .00       .000        .250          .300      $880,000.00    N
  600063629     WELCH                       .00       .00       .00       .000        .250          .300      $416,000.00    N
  600063631     LAM                         .00       .00       .00       .000        .250          .300      $300,000.00    N
  600063633     DEVEREAUX                   .00       .00       .00       .000        .250          .300      $700,000.00    N
  600063634     JAMESON                     .00       .00       .00       .000        .250          .300      $785,000.00    N
  600063635     BARTER                      .00       .00       .00       .000        .250          .300      $485,000.00    N
  600063636     BRELAND                     .00       .00       .00       .000        .250          .300      $265,000.00    N


 (vlegal.ace v1.4)                                                 Page    5
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600063637     PELENGHIAN                 1791 CIELITO DRIVE         GLENDALE           CA     91207      $349,235.20
  600063638     NIEMANN                    16010 ROBINWOOD LANE       LOS GATOS          CA     95030      $367,488.67
  600063639     BUCKLIN                    8210 WALNUT ROAD NORTHEAS  OLYMPIA            WA     98516      $256,849.22
  600063640     BANKSON                    1257 LAUREL HILL DRIVE     SAN MATEO          CA     94402      $335,499.70
  600063641     RATHBONE                   2533 DE KOVEN AVENUE       BELMONT            CA     94002      $369,449.08
  600063642     BOST                       7 FOREST RISE PLACE        MONTEREY           CA     93940      $275,508.50
  600063643     HAUSER                     15 SOLAR COURT             SAN RAFAEL         CA     94901      $295,320.14
  600063644     GOULDSBERRY                100 TAHAMA COURT           LOS GATOS          CA     95030      $349,465.70
  600063645     WONG                       5195 APENNINES CIRCLE      SAN JOSE           CA     95138      $439,392.39
  600063646     JACKSON                    5417 CANDLELIGHT DRIVE     SAN DIEGO          CA     92037      $308,117.07
  600063647     LAZZARO                    1245 PRESTON WAY           LOS ANGELES        CA     90291      $232,245.64
  600063648     KLASS                      5494 AMBER CIRCLE          CALABASAS          CA     91302      $640,540.98
  600063649     LEE                        113 RODEO COURT            LAFAYETTE          CA     94549      $401,999.69
  600063651     MICHAEL                    1 RIVER OAKS COURT         SAN RAFAEL         CA     94901      $374,468.95


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600063637     PELENGHIAN                   7.625      .250    7.375     .0500     7.325     03/01/2027
  600063638     NIEMANN                      7.875      .250    7.625     .0500     7.575     04/01/2027
  600063639     BUCKLIN                      7.125      .250    6.875     .0500     6.825     03/01/2027
  600063640     BANKSON                      7.500      .250    7.250     .0500     7.200     04/01/2027
  600063641     RATHBONE                     7.500      .250    7.250     .0500     7.200     04/01/2027
  600063642     BOST                         7.750      .250    7.500     .0500     7.450     04/01/2027
  600063643     HAUSER                       7.375      .250    7.125     .0500     7.075     03/01/2027
  600063644     GOULDSBERRY                  7.375      .250    7.125     .0500     7.075     04/01/2027
  600063645     WONG                         7.875      .250    7.625     .0500     7.575     04/01/2027
  600063646     JACKSON                      8.000      .250    7.750     .0500     7.700     04/01/2027
  600063647     LAZZARO                      7.750      .250    7.500     .0500     7.450     04/01/2027
  600063648     KLASS                        7.500      .250    7.250     .0500     7.200     04/01/2027
  600063649     LEE                          7.250      .250    7.000     .0500     6.950     03/01/2027
  600063651     MICHAEL                      7.750      .250    7.500     .0500     7.450     04/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600063637     PELENGHIAN                 4136107                    $2,477.28         3        06/01/1997             360
  600063638     NIEMANN                    4136313                    $2,668.26                  06/01/1997             360
  600063639     BUCKLIN                    4136362                    $1,738.20                  06/01/1997             360
  600063640     BANKSON                    4136453                    $2,349.37                  06/01/1997             360
  600063641     RATHBONE                   4136479                    $2,587.10                  06/01/1997             360
  600063642     BOST                       4136495                    $1,977.30                  06/01/1997             360
  600063643     HAUSER                     4136529                    $2,044.40                  06/01/1997             360
  600063644     GOULDSBERRY                4136537                    $2,417.37                  06/01/1997             360
  600063645     WONG                       4136578                    $3,190.31                  06/01/1997             360
  600063646     JACKSON                    4136693                    $2,267.34                  06/01/1997             360
  600063647     LAZZARO                    4136750                    $1,666.20                  06/01/1997             360
  600063648     KLASS                      4136784                    $4,488.96                  06/01/1997             360
  600063649     LEE                        4136867                    $2,749.18                  06/01/1997             360
  600063651     MICHAEL                    4138004                    $2,686.55                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600063637     PELENGHIAN                  .00       .00       .00       .000        .250          .300      $400,000.00    N
  600063638     NIEMANN                     .00       .00       .00       .000        .250          .300      $460,000.00    N
  600063639     BUCKLIN                     .00       .00       .00       .000        .250          .300      $530,000.00    N
  600063640     BANKSON                     .00       .00       .00       .000        .250          .300      $425,000.00    N
  600063641     RATHBONE                    .00       .00       .00       .000        .250          .300      $505,000.00    N
  600063642     BOST                        .00       .00       .00       .000        .250          .300      $345,000.00    N
  600063643     HAUSER                      .00       .00       .00       .000        .250          .300      $370,000.00    N
  600063644     GOULDSBERRY                 .00       .00       .00       .000        .250          .300      $510,000.00    N
  600063645     WONG                        .00       .00       .00       .000        .250          .300      $554,000.00    N
  600063646     JACKSON                     .00       .00       .00       .000        .250          .300      $402,000.00    N
  600063647     LAZZARO                     .00       .00       .00       .000        .250          .300      $310,100.00    N
  600063648     KLASS                       .00       .00       .00       .000        .250          .300      $825,000.00    N
  600063649     LEE                         .00       .00       .00       .000        .250          .300      $720,000.00    N
  600063651     MICHAEL                     .00       .00       .00       .000        .250          .300      $525,000.00    N


 (vlegal.ace v1.4)                                                 Page    6
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600063652     CURRY                      181 SYCAMORE AVENUE        SAN MATEO          CA     94402      $598,718.92
  600063653     BERTHELSEN                 30 DE SABLA ROAD           SAN MATEO          CA     94402      $549,240.49
  600063654     QUANT                      2309 OLD POST WAY          SAN JOSE           CA     95132      $261,987.72
  600063655     FOX                        613 DUNHILL DRIVE          DANVILLE           CA     94506      $383,442.37
  600063656     HEKLER                     43 VALMONTE PLAZA          PALOS VERDES ES    CA     90274      $422,298.13
  600063657     FISHER                     760 RUTHERFORD CIRCLE      BRENTWOOD          CA     94513      $259,572.51
  600063658     ROSSI                      637 BAY VIEW DRIVE         APTOS              CA     95003      $335,283.95
  600063659     KENNEDY                    628 OAKSHIRE PLACE         ALAMO              CA     94507      $613,114.17
  600063660     GOSALVEZ                   3066 ALEXANDER AVENUE      SANTA CLARA        CA     95051      $273,182.34
  600063661     ULRICH                     1067 BROOKVIEW AVENUE      THOUSAND OAKS      CA     91361      $325,949.27
  600063662     WATSON                     1353 CAMEO DRIVE           CAMPBELL           CA     95008      $315,225.91
  600063663     ARTINGER                   9 CINDY AVENUE             THOUSAND OAKS      CA     91320      $339,530.48
  600063664     GALINATO                   2247 GREEN OAK COURT       THOUSAND OAKS      CA     91362      $238,669.96
  600063665     RAVICHANDRAN               20323 GLEN BRAE DRIVE      SARATOGA           CA     95070      $614,037.58


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600063652     CURRY                        7.875      .250    7.625     .0500     7.575     04/01/2027
  600063653     BERTHELSEN                   7.875      .250    7.625     .0500     7.575     04/01/2027
  600063654     QUANT                        7.875      .250    7.625     .0500     7.575     04/01/2027
  600063655     FOX                          7.625      .250    7.375     .0500     7.325     04/01/2027
  600063656     HEKLER                       7.750      .250    7.500     .0500     7.450     03/01/2027
  600063657     FISHER                       7.000      .250    6.750     .0500     6.700     04/01/2027
  600063658     ROSSI                        7.750      .250    7.500     .0500     7.450     03/01/2027
  600063659     KENNEDY                      7.500      .250    7.250     .0500     7.200     03/01/2027
  600063660     GOSALVEZ                     7.375      .250    7.125     .0500     7.075     04/01/2027
  600063661     ULRICH                       7.875      .250    7.625     .0500     7.575     04/01/2027
  600063662     WATSON                       7.750      .250    7.500     .0500     7.450     03/01/2027
  600063663     ARTINGER                     7.875      .250    7.625     .0500     7.575     04/01/2027
  600063664     GALINATO                     7.875      .250    7.625     .0500     7.575     04/01/2027
  600063665     RAVICHANDRAN                 7.250      .250    7.000     .0500     6.950     04/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600063652     CURRY                      4138012                    $4,350.42                  06/01/1997             360
  600063653     BERTHELSEN                 4138046                    $3,987.89                  06/01/1997             360
  600063654     QUANT                      4138079                    $1,902.22                  06/01/1997             360
  600063655     FOX                        4138129                    $2,717.93                  06/01/1997             360
  600063656     HEKLER                     4138269                    $3,031.86                  06/01/1997             360
  600063657     FISHER                     4138525                    $1,729.79                  06/01/1997             360
  600063658     ROSSI                      4138616                    $2,407.15                  06/01/1997             360
  600063659     KENNEDY                    4138848                    $4,307.17                  06/01/1997             360
  600063660     GOSALVEZ                   4138897                    $1,889.69                  06/01/1997             360
  600063661     ULRICH                     4138905                    $2,366.63                  06/01/1997             360
  600063662     WATSON                     4138913                    $2,263.87                  06/01/1997             360
  600063663     ARTINGER                   4138921                    $2,465.24                  06/01/1997             360
  600063664     GALINATO                   4138947                    $1,732.92                  06/01/1997             360
  600063665     RAVICHANDRAN               4139002                    $4,195.39                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600063652     CURRY                       .00       .00       .00       .000        .250          .300      $765,000.00    N
  600063653     BERTHELSEN                  .00       .00       .00       .000        .250          .300      $735,000.00    N
  600063654     QUANT                       .00       .00       .00       .000        .250          .300      $330,426.00    N
  600063655     FOX                         .00       .00       .00       .000        .250          .300      $480,000.00    N
  600063656     HEKLER                      .00       .00       .00       .000        .250          .300      $529,000.00    N
  600063657     FISHER                      .00       .00       .00       .000        .250          .300      $325,000.00    N
  600063658     ROSSI                       .00       .00       .00       .000        .250          .300      $420,000.00    N
  600063659     KENNEDY                     .00       .00       .00       .000        .250          .300      $770,000.00    N
  600063660     GOSALVEZ                    .00       .00       .00       .000        .250          .300      $342,000.00    N
  600063661     ULRICH                      .00       .00       .00       .000        .250          .300      $408,000.00    N
  600063662     WATSON                      .00       .00       .00       .000        .250          .300      $395,000.00    N
  600063663     ARTINGER                    .00       .00       .00       .000        .250          .300      $427,500.00    N
  600063664     GALINATO                    .00       .00       .00       .000        .250          .300      $306,000.00    N
  600063665     RAVICHANDRAN                .00       .00       .00       .000        .250          .300      $869,000.00    N


 (vlegal.ace v1.4)                                                 Page    7
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600063667     MORLEY                     540 LOST OAK LANE          ESCONDIDO          CA     92025      $499,255.52
  600063668     WHEATLEY                   416 OAK HAVEN COURT        AGOURA             CA     91301      $235,648.61
  600063669     SEVIGNY                    2525 OCEAN BLVD #D-5       NEWPORT BEACH      CA     92625      $243,545.04
  600063670     GRASSKA, II                3639 OCEANHILL WAY         MALIBU (AREA)      CA     90265      $488,066.66
  600063671     FONAROW                    2130 LINDA FLORA DRIVE     LOS ANGELES        CA     90077      $595,112.60
  600063672     WONG                       27925 ELK MOUNTAIN DRIVE   YORBA LINDA        CA     92887      $295,636.16
  600063673     VALESTRINO                 2438 PARK AVENUE           HERMOSA BEACH      CA     90254      $271,624.39
  600063674     HAGEMEISTER                44100 LAKESIDE DRIVE       INDIAN WELLS       CA     92210      $295,580.81
  600063675     MERRITT                    215 PINECONE COURT         SIMI VALLEY        CA     93065      $303,468.81
  600063676     SNYDER                     612 25TH STREET            HERMOSA BEACH      CA     90254      $299,190.96
  600063677     SWERDLOFF                  1466 23RD STREET           MANHATTAN BEACH    CA     90266      $564,158.74
  600063678     ENGEL                      7353 WEST 85TH STREET      LOS ANGELES        CA     90045      $339,305.64
  600063679     BERTON                     11832 BARRANCA ROAD        CAMARILLO          CA     93012      $559,206.96
  600063680     MITCHELL                   1124 ELDER CIRCLE          AUSTIN             TX     78733      $238,826.90


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600063667     MORLEY                       7.500      .250    7.250     .0500     7.200     04/01/2027
  600063668     WHEATLEY                     7.500      .250    7.250     .0500     7.200     04/01/2027
  600063669     SEVIGNY                      7.625      .250    7.375     .0500     7.325     04/01/2027
  600063670     GRASSKA, II                  7.500      .250    7.250     .0500     7.200     04/01/2027
  600063671     FONAROW                      7.500      .250    7.250     .0500     7.200     04/01/2027
  600063672     WONG                         7.500      .250    7.250     .0500     7.200     03/01/2027
  600063673     VALESTRINO                   7.875      .250    7.625     .0500     7.575     04/01/2027
  600063674     HAGEMEISTER                  7.750      .250    7.500     .0500     7.450     04/01/2027
  600063675     MERRITT                      7.750      .250    7.500     .0500     7.450     04/01/2027
  600063676     SNYDER                       7.375      .250    7.125     .0500     7.075     04/01/2027
  600063677     SWERDLOFF                    7.500      .250    7.250     .0500     7.200     04/01/2027
  600063678     ENGEL                        7.625      .250    7.375     .0500     7.325     04/01/2027
  600063679     BERTON                       7.750      .250    7.500     .0500     7.450     04/01/2027
  600063680     MITCHELL                     7.375      .250    7.125     .0500     7.075     04/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600063667     MORLEY                     4139028                    $3,496.08                  06/01/1997             360
  600063668     WHEATLEY                   4139036                    $1,650.15                  06/01/1997             360
  600063669     SEVIGNY                    4139077                    $1,727.02                  06/01/1997             360
  600063670     GRASSKA, II                4139184                    $3,426.16                  06/01/1997             360
  600063671     FONAROW                    4139242                    $4,167.32                  06/01/1997             360
  600063672     WONG                       4139291                    $2,071.78                  06/01/1997             360
  600063673     VALESTRINO                 4139325                    $1,972.19                  06/01/1997             360
  600063674     HAGEMEISTER                4139366                    $2,120.59                  06/01/1997             360
  600063675     MERRITT                    4139374                    $2,177.18                  06/01/1997             360
  600063676     SNYDER                     4139465                    $2,072.03                  06/01/1997             360
  600063677     SWERDLOFF                  4139473                    $3,950.57                  06/01/1997             360
  600063678     ENGEL                      4139481                    $2,406.50                  06/01/1997             360
  600063679     BERTON                     4139499                    $4,011.91                  06/01/1997             360
  600063680     MITCHELL                   4139648                    $1,652.10                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600063667     MORLEY                      .00       .00       .00       .000        .250          .300      $629,000.00    N
  600063668     WHEATLEY                    .00       .00       .00       .000        .250          .300      $295,000.00    N
  600063669     SEVIGNY                     .00       .00       .00       .000        .250          .300      $420,000.00    N
  600063670     GRASSKA, II                 .00       .00       .00       .000        .250          .300      $675,000.00    N
  600063671     FONAROW                     .00       .00       .00       .000        .250          .300      $745,000.00    N
  600063672     WONG                        .00       .00       .00       .000        .250          .300      $371,000.00    N
  600063673     VALESTRINO                  .00       .00       .00       .000        .250          .300      $340,000.00    N
  600063674     HAGEMEISTER                 .00       .00       .00       .000        .250          .300      $450,000.00    N
  600063675     MERRITT                     .00       .00       .00       .000        .250          .300      $379,900.00    N
  600063676     SNYDER                      .00       .00       .00       .000        .250          .300      $375,000.00    N
  600063677     SWERDLOFF                   .00       .00       .00       .000        .250          .300      $752,500.00    N
  600063678     ENGEL                       .00       .00       .00       .000        .250          .300      $450,000.00    N
  600063679     BERTON                      .00       .00       .00       .000        .250          .300      $700,000.00    N
  600063680     MITCHELL                    .00       .00       .00       .000        .250          .300      $299,000.00    N


 (vlegal.ace v1.4)                                                 Page    8
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600063681     SERA                       1676 12TH AVENUE           SAN FRANCISCO      CA     94122      $267,600.96
  600063682     CAMPBELL                   1461 YUKON DRIVE           SUNNYVALE          CA     94087      $364,401.96
  600063683     BENNETT                    12701 COBBLESTONE PARKWAY  OKLAHOMA CITY      OK     73142      $277,604.75
  600063685     DIGIOVANNI                 5952 SITTING BULL PLACE    SIMI VALLEY        CA     93063      $245,668.76
  600063686     BRUNO                      1469 PADRE LANE            PEBBLE BEACH       CA     93953      $719,843.41
  600063687     PADULA                     2311 MICHELTORENA STREET   LOS ANGELES        CA     90039      $232,761.50
  600063689     COOGAN                     1942 WESTHOLME AVENUE      LOS ANGELES        CA     90025      $319,569.13
  600063690     SEGAL                      4613 BRYSON TERRACE        SAN DIEGO          CA     92130      $252,441.98
  600063691     FENTON                     1410 6TH AVENUE NORTH      SEATTLE            WA     98109      $260,491.71
  600063692     JAECH                      1685 LITTLETON PLACE       CAMPBELL           CA     95008      $299,530.53
  600063693     SNYDER                     321 15TH STREET            HUNTINGTON BEAC    CA     92648      $274,819.96
  600063694     CAROFANELLO, JR.           16584 MEADOW OAKS DRIVE    SONOMA             CA     95476      $224,904.36
  600063695     TAYLOR                     9843 ANDORA AVENUE         LOS ANGELES        CA     91311      $336,657.48
  600063696     ANDERSON                   2801 CORTE ESMERALDA       SAN CLEMENTE       CA     92673      $316,378.21


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600063681     SERA                         7.500      .250    7.250     .0500     7.200     04/01/2027
  600063682     CAMPBELL                     7.625      .250    7.375     .0500     7.325     03/01/2027
  600063683     BENNETT                      7.750      .250    7.500     .0500     7.450     03/01/2027
  600063685     DIGIOVANNI                   8.000      .250    7.750     .0500     7.700     04/01/2027
  600063686     BRUNO                        7.125      .250    6.875     .0500     6.825     04/01/2027
  600063687     PADULA                       7.625      .250    7.375     .0500     7.325     04/01/2027
  600063689     COOGAN                       8.000      .250    7.750     .0500     7.700     04/01/2027
  600063690     SEGAL                        7.750      .250    7.500     .0500     7.450     04/01/2027
  600063691     FENTON                       7.250      .250    7.000     .0500     6.950     04/01/2027
  600063692     JAECH                        7.250      .250    7.000     .0500     6.950     04/01/2027
  600063693     SNYDER                       7.875      .250    7.625     .0500     7.575     04/01/2027
  600063694     CAROFANELLO, JR.             8.125      .250    7.875     .0500     7.825     04/01/2027
  600063695     TAYLOR                       8.125      .250    7.875     .0500     7.825     04/01/2027
  600063696     ANDERSON                     7.500      .250    7.250     .0500     7.200     04/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600063681     SERA                       4140083                    $1,873.90                  06/01/1997             360
  600063682     CAMPBELL                   4140216                    $2,584.87                  06/01/1997             360
  600063683     BENNETT                    4140273                    $1,994.50                  06/01/1997             360
  600063685     DIGIOVANNI                 4140497                    $1,805.07                  06/01/1997             360
  600063686     BRUNO                      4140901                    $4,857.52                  06/01/1997             360
  600063687     PADULA                     4141016                    $1,649.87         3        06/01/1997             360
  600063689     COOGAN                     4141164                    $2,348.05                  06/01/1997             360
  600063690     SEGAL                      4141313                    $1,811.10                  06/01/1997             360
  600063691     FENTON                     4142899                    $1,779.80                  06/01/1997             360
  600063692     JAECH                      4142972                    $2,046.53                  06/01/1997             360
  600063693     SNYDER                     4143012                    $1,995.40                  06/01/1997             360
  600063694     CAROFANELLO, JR.           4143020                    $1,672.11                  06/01/1997             360
  600063695     TAYLOR                     4143152                    $2,502.96         3        06/01/1997             360
  600063696     ANDERSON                   4143335                    $2,215.47                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600063681     SERA                        .00       .00       .00       .000        .250          .300      $335,000.00    N
  600063682     CAMPBELL                    .00       .00       .00       .000        .250          .300      $475,000.00    N
  600063683     BENNETT                     .00       .00       .00       .000        .250          .300      $348,000.00    N
  600063685     DIGIOVANNI                  .00       .00       .00       .000        .250          .300      $307,500.00    N
  600063686     BRUNO                       .00       .00       .00       .000        .250          .300    $1,450,000.00    N
  600063687     PADULA                      .00       .00       .00       .000        .250          .300      $259,000.00    N
  600063689     COOGAN                      .00       .00       .00       .000        .250          .300      $400,000.00    N
  600063690     SEGAL                       .00       .00       .00       .000        .250          .300      $316,000.00    N
  600063691     FENTON                      .00       .00       .00       .000        .250          .300      $342,900.00    N
  600063692     JAECH                       .00       .00       .00       .000        .250          .300      $585,000.00    N
  600063693     SNYDER                      .00       .00       .00       .000        .250          .300      $344,000.00    N
  600063694     CAROFANELLO, JR.            .00       .00       .00       .000        .250          .300      $282,000.00    N
  600063695     TAYLOR                      .00       .00       .00       .000        .250          .300      $375,000.00    N
  600063696     ANDERSON                    .00       .00       .00       .000        .250          .300      $402,000.00    N


 (vlegal.ace v1.4)                                                 Page    9
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600063697     MCFARLAND                  28424 MEADOWMIST DRIVE     RANCHO PALOS VE    CA     90275      $341,915.10
  600063698     MORSE, II                  276 JAXINE DRIVE           ALTADENA           CA     91001      $244,670.11
  600063699     HENRY                      26 GREEN TURTLE ROAD       CORONADO           CA     92118      $415,924.84
  600063700     BARHAM                     12417 SHROPSHIRE LANE      SAN DIEGO          CA     92128      $259,257.33
  600063701     FLORIN                     134 CUVIER STREET          SAN FRANCISCO      CA     94112      $249,645.94
  600063702     BRAUN                      466 CARL STREET            SAN FRANCISCO      CA     94117      $343,450.11
  600063703     WEI                        4113 MIDDLEFIELD ROAD      PALO ALTO          CA     94303      $285,125.57
  600063704     DELANEY                    7901 WEST 83RD STREET      LOS ANGELES        CA     90292      $396,937.09
  600063705     SEMENCHUK                  962 VIA MONTANAS           CONCORD            CA     94518      $228,007.01
  600063706     SPANGLER                   4060 WINTERWOOD COURT      MOORPARK           CA     93021      $314,226.33
  600063707     SLAGLE                     1138 DEL CAMBRE DRIVE      SAN JOSE           CA     95129      $355,202.41
  600063708     NGUYEN                     1734 JONES AVENUE          SANTA CLARA        CA     95051      $236,389.42
  600063709     YOUNG                      4166 MCCONNELL BOULEVARD   CULVER CITY        CA     90066      $255,173.02
  600063710     JOHNSON                    914 EAST PROVIDENCIA AVEN  BURBANK            CA     91501      $239,077.65


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600063697     MCFARLAND                    7.750      .250    7.500     .0500     7.450     04/01/2027
  600063698     MORSE, II                    8.000      .250    7.750     .0500     7.700     04/01/2027
  600063699     HENRY                        7.875      .250    7.625     .0500     7.575     04/01/2027
  600063700     BARHAM                       8.125      .250    7.875     .0500     7.825     04/01/2027
  600063701     FLORIN                       7.750      .250    7.500     .0500     7.450     04/01/2027
  600063702     BRAUN                        7.750      .250    7.500     .0500     7.450     04/01/2027
  600063703     WEI                          7.625      .250    7.375     .0500     7.325     03/01/2027
  600063704     DELANEY                      7.750      .250    7.500     .0500     7.450     04/01/2027
  600063705     SEMENCHUK                    8.250      .250    8.000     .0500     7.950     04/01/2027
  600063706     SPANGLER                     8.000      .250    7.750     .0500     7.700     04/01/2027
  600063707     SLAGLE                       7.500      .250    7.250     .0500     7.200     03/01/2027
  600063708     NGUYEN                       7.875      .250    7.625     .0500     7.575     04/01/2027
  600063709     YOUNG                        8.250      .250    8.000     .0500     7.950     04/01/2027
  600063710     JOHNSON                      8.000      .250    7.750     .0500     7.700     04/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600063697     MCFARLAND                  4145025                    $2,453.00                  06/01/1997             360
  600063698     MORSE, II                  4145058                    $1,797.73                  06/01/1997             360
  600063699     HENRY                      4145272                    $3,019.92                  06/01/1997             360
  600063700     BARHAM                     4145280                    $1,930.50                  06/01/1997             360
  600063701     FLORIN                     4145652                    $1,791.04                  06/01/1997             360
  600063702     BRAUN                      4146502                    $2,475.21                  06/01/1997             360
  600063703     WEI                        4146528                    $2,022.53                  06/01/1997             360
  600063704     DELANEY                    4147591                    $2,847.74                  06/01/1997             360
  600063705     SEMENCHUK                  4147708                    $1,715.90                  06/01/1997             360
  600063706     SPANGLER                   4147799                    $2,308.80        12        06/01/1997             360
  600063707     SLAGLE                     4147807                    $2,489.21                  06/01/1997             360
  600063708     NGUYEN                     4147823                    $1,716.97                  06/01/1997             360
  600063709     YOUNG                      4148086                    $1,919.49        12        06/01/1997             360
  600063710     JOHNSON                    4148128                    $1,756.64        12        06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600063697     MCFARLAND                   .00       .00       .00       .000        .250          .300      $428,000.00    N
  600063698     MORSE, II                   .00       .00       .00       .000        .250          .300      $380,000.00    N
  600063699     HENRY                       .00       .00       .00       .000        .250          .300      $595,000.00    N
  600063700     BARHAM                      .00       .00       .00       .000        .250          .300      $330,000.00    N
  600063701     FLORIN                      .00       .00       .00       .000        .250          .300      $385,000.00    N
  600063702     BRAUN                       .00       .00       .00       .000        .250          .300      $475,000.00    N
  600063703     WEI                         .00       .00       .00       .000        .250          .300      $381,000.00    N
  600063704     DELANEY                     .00       .00       .00       .000        .250          .300      $530,000.00    N
  600063705     SEMENCHUK                   .00       .00       .00       .000        .250          .300      $285,500.00    N
  600063706     SPANGLER                    .00       .00       .00       .000        .250          .300      $350,000.00    N
  600063707     SLAGLE                      .00       .00       .00       .000        .250          .300      $445,000.00    N
  600063708     NGUYEN                      .00       .00       .00       .000        .250          .300      $296,000.00    N
  600063709     YOUNG                       .00       .00       .00       .000        .250          .300      $269,000.00    N
  600063710     JOHNSON                     .00       .00       .00       .000        .250          .300      $252,000.00    N


 (vlegal.ace v1.4)                                                 Page   10
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600063711     COOK JR                    6125 ASPINWALL ROAD        OAKLAND            CA     94611      $291,575.97
  600063712     BURKHOLDER                 230 SCOTTS MILL COURT      DANVILLE           CA     94526      $285,574.15
  600063713     WINTON                     13194 SPRING LAKE DRIVE    COOPER CITY        FL     33330      $248,473.38
  600063714     MAKI                       2935 WALLINGFORD ROAD      SAN MARINO         CA     91108      $408,874.88
  600063715     CONTRUCCI                  3034 VIA MADERAS STREET    ALTADENA           CA     91001      $533,545.75
  600063716     MONCTON                    2034 PALMER DRIVE          PLEASANTON         CA     94588      $323,517.58
  600063717     FRANCIS                    73 CALIFORNIA AVENUE       ORINDA             CA     94563      $279,583.08
  600063718     LAU                        4354 PARK VICENTE          CALABASAS          CA     91302      $365,095.13
  600063719     GOSS                       7532 WEST 83RD STREET      LOS ANGELES        CA     90293      $368,503.15
  600063720     BORZACHILLO                20761 SHADOW ROCK LANE     TRABUCO CANYON     CA     92679      $240,883.37
  600063721     SALDANA                    27946 PALMETTO RIDGE DRIV  SANTA CLARITA      CA     91354      $221,715.89
  600064731     JERGENSEN                  14329 SANDHILL ROAD        POWAY              CA     92064      $418,575.84
  600064732     ELKIN                      3831 JASON CIRCLE          TORRANCE           CA     90505      $331,529.84
  600064733     BARTOLI                    24838 PASEO PRIMARIO       CALABASAS          CA     91302      $412,508.65


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600063711     COOK JR                      7.625      .250    7.375     .0500     7.325     04/01/2027
  600063712     BURKHOLDER                   7.500      .250    7.250     .0500     7.200     04/01/2027
  600063713     WINTON                       8.125      .250    7.875     .0500     7.825     04/01/2027
  600063714     MAKI                         7.375      .250    7.125     .0500     7.075     04/01/2027
  600063715     CONTRUCCI                    7.750      .250    7.500     .0500     7.450     04/01/2027
  600063716     MONCTON                      7.500      .250    7.250     .0500     7.200     04/01/2027
  600063717     FRANCIS                      7.500      .250    7.250     .0500     7.200     04/01/2027
  600063718     LAU                          7.875      .250    7.625     .0500     7.575     04/01/2027
  600063719     GOSS                         8.000      .250    7.750     .0500     7.700     04/01/2027
  600063720     BORZACHILLO                  8.125      .250    7.875     .0500     7.825     04/01/2027
  600063721     SALDANA                      8.250      .250    8.000     .0500     7.950     04/01/2027
  600064731     JERGENSEN                    7.500      .250    7.250     .0400     7.210     04/01/2027
  600064732     ELKIN                        7.750      .250    7.500     .0400     7.460     04/01/2027
  600064733     BARTOLI                      7.750      .250    7.500     .0400     7.460     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600063711     COOK JR                    4148581                    $2,066.76                  06/01/1997             360
  600063712     BURKHOLDER                 4148607                    $1,999.76                  06/01/1997             360
  600063713     WINTON                     4148938                    $1,847.34         1        06/01/1997             360
  600063714     MAKI                       4149092                    $2,828.32                  06/01/1997             360
  600063715     CONTRUCCI                  4149811                    $3,828.51                  06/01/1997             360
  600063716     MONCTON                    4152088                    $2,265.46                  06/01/1997             360
  600063717     FRANCIS                    4153474                    $1,957.81                  06/01/1997             360
  600063718     LAU                        4154118                    $2,650.86                  06/01/1997             360
  600063719     GOSS                       4157558                    $2,707.60                  06/01/1997             360
  600063720     BORZACHILLO                4158168                    $1,790.91         3        06/01/1997             360
  600063721     SALDANA                    4163945                    $1,667.82        12        06/01/1997             360
  600064731     JERGENSEN                  4133096                    $2,931.11                  06/01/1997             360
  600064732     ELKIN                      4134276                    $2,378.49                  06/01/1997             360
  600064733     BARTOLI                    4135414                    $2,957.35                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600063711     COOK JR                     .00       .00       .00       .000        .250          .300      $372,000.00    N
  600063712     BURKHOLDER                  .00       .00       .00       .000        .250          .300      $386,000.00    N
  600063713     WINTON                      .00       .00       .00       .000        .250          .300      $284,020.00    N
  600063714     MAKI                        .00       .00       .00       .000        .250          .300      $585,000.00    N
  600063715     CONTRUCCI                   .00       .00       .00       .000        .250          .300      $668,000.00    N
  600063716     MONCTON                     .00       .00       .00       .000        .250          .300      $474,000.00    N
  600063717     FRANCIS                     .00       .00       .00       .000        .250          .300      $350,000.00    N
  600063718     LAU                         .00       .00       .00       .000        .250          .300      $457,000.00    N
  600063719     GOSS                        .00       .00       .00       .000        .250          .300      $469,000.00    N
  600063720     BORZACHILLO                 .00       .00       .00       .000        .250          .300      $253,900.00    N
  600063721     SALDANA                     .00       .00       .00       .000        .250          .300      $233,700.00    N
  600064731     JERGENSEN                   .00       .00       .00       .000        .250          .290      $524,000.00    N
  600064732     ELKIN                       .00       .00       .00       .000        .250          .290      $415,000.00    N
  600064733     BARTOLI                     .00       .00       .00       .000        .250          .290      $516,000.00    N


 (vlegal.ace v1.4)                                                 Page   11
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064734     PASKOW                     6675 MOORE DRIVE           OAKLAND            CA     94611      $259,612.87
  600064735     WALDO                      989 WHIMBREL COURT         CARLSBAD           CA     92009      $256,727.49
  600064736     HANNA                      114 12TH STREET EAST       TIERRA VERDE       FL     33715      $219,848.59
  600064737     BERNSTEIN                  888 PORTOLA DRIVE          SAN FRANCISCO      CA     94127      $269,587.82
  600064738     VOORHEES                   5665 CABOT DRIVE           OAKLAND            CA     94602      $276,807.44
  600064740     LEBHERZ                    3015 CAVENDISH DR          LOS ANGELES        CA     90064      $299,585.73
  600064741     REIFF                      4622 GLENCOE AVE #5        LOS ANGELES        CA     90292      $262,437.09
  600064742     GRABER                     1336 LOBELIA COURT         LIVERMORE          CA     94550      $252,969.20
  600064743     BERGER                     3770 PIO PICO STREET       SAN DIEGO          CA     92106      $351,376.04
  600064744     BODMAN                     2988 SE LIBERTY PLACE      GRESHAM            OR     97080      $344,607.34
  600064745     BERLIANT                   30 REEF STREET #4          LOS ANGELES        CA     90292      $344,686.02
  600064746     TEITELBAUM                 448 33RD STREET            MANHATTAN BEACH    CA     90266      $369,449.08
  600064747     EATMAN                     526 ALMAR AVENUE           LOS ANGELES        CA     90272      $449,346.53
  600064749     RICHARDSON                 107 CRYSTAL AVENUE         NEWPORT BEACH      CA     92662      $389,198.06


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064734     PASKOW                       7.500      .250    7.250     .0400     7.210     04/01/2027
  600064735     WALDO                        7.375      .250    7.125     .0400     7.085     04/01/2027
  600064736     HANNA                        7.875      .250    7.625     .0400     7.585     05/01/2027
  600064737     BERNSTEIN                    7.375      .250    7.125     .0400     7.085     04/01/2027
  600064738     VOORHEES                     7.750      .250    7.500     .0400     7.460     04/01/2027
  600064740     LEBHERZ                      7.875      .250    7.625     .0400     7.585     04/01/2027
  600064741     REIFF                        7.875      .250    7.625     .0400     7.585     04/01/2027
  600064742     GRABER                       7.875      .250    7.625     .0400     7.585     04/01/2027
  600064743     BERGER                       7.500      .250    7.250     .0400     7.210     04/01/2027
  600064744     BODMAN                       7.750      .250    7.500     .0400     7.460     04/01/2027
  600064745     BERLIANT                     7.500      .250    7.250     .0400     7.210     04/01/2027
  600064746     TEITELBAUM                   7.500      .250    7.250     .0400     7.210     04/01/2027
  600064747     EATMAN                       7.625      .250    7.375     .0400     7.335     04/01/2027
  600064749     RICHARDSON                   7.750      .250    7.500     .0400     7.460     04/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064734     PASKOW                     4136834                    $1,817.96                  06/01/1997             360
  600064735     WALDO                      4136917                    $1,775.87                  06/01/1997             360
  600064736     HANNA                      4137626                    $1,595.16                  06/01/1997             360
  600064737     BERNSTEIN                  4138152                    $1,864.83                  06/01/1997             360
  600064738     VOORHEES                   4138335                    $1,985.90                  06/01/1997             360
  600064740     LEBHERZ                    4138509                    $2,175.21                  06/01/1997             360
  600064741     REIFF                      4138699                    $1,905.49        12        06/01/1997             360
  600064742     GRABER                     4138731                    $1,836.97        12        06/01/1997             360
  600064743     BERGER                     4139192                    $2,460.54                  06/01/1997             360
  600064744     BODMAN                     4139382                    $2,475.93                  06/01/1997             360
  600064745     BERLIANT                   4139390                    $2,413.69         3        06/01/1997             360
  600064746     TEITELBAUM                 4139457                    $2,587.10                  06/01/1997             360
  600064747     EATMAN                     4139556                    $3,185.08                  06/01/1997             360
  600064749     RICHARDSON                 4140158                    $2,792.22                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064734     PASKOW                      .00       .00       .00       .000        .250          .290      $325,000.00    N
  600064735     WALDO                       .00       .00       .00       .000        .250          .290      $321,400.00    N
  600064736     HANNA                       .00       .00       .00       .000        .250          .290      $317,500.00    N
  600064737     BERNSTEIN                   .00       .00       .00       .000        .250          .290      $360,000.00    N
  600064738     VOORHEES                    .00       .00       .00       .000        .250          .290      $346,500.00    N
  600064740     LEBHERZ                     .00       .00       .00       .000        .250          .290      $600,000.00    N
  600064741     REIFF                       .00       .00       .00       .000        .250          .290      $292,000.00    N
  600064742     GRABER                      .00       .00       .00       .000        .250          .290      $283,000.00    N
  600064743     BERGER                      .00       .00       .00       .000        .250          .290      $439,950.00    N
  600064744     BODMAN                      .00       .00       .00       .000        .250          .290      $432,000.00    N
  600064745     BERLIANT                    .00       .00       .00       .000        .250          .290      $384,000.00    N
  600064746     TEITELBAUM                  .00       .00       .00       .000        .250          .290      $570,000.00    N
  600064747     EATMAN                      .00       .00       .00       .000        .250          .290      $791,000.00    N
  600064749     RICHARDSON                  .00       .00       .00       .000        .250          .290      $850,000.00    N


 (vlegal.ace v1.4)                                                 Page   12
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064750     MARRINAN                   1428 5TH STREET            CORONADO           CA     92118      $375,453.99
  600064751     GIBSON                     2430 COUNTRY DRIVE         GILROY             CA     95020      $344,438.90
  600064752     LEE                        1842 CHANTILLY LN          FULLERTON          CA     92633      $319,569.13
  600064753     BROWN                      30324 VIA VICTORIA         RANCHO PALOS VE    CA     90275      $315,541.12
  600064754     SHIELDS                    12274 AVENIDA CONSENTIDO   SAN DIEGO          CA     92128      $319,768.39
  600064755     SMITH                      2753 MIRA BELLA CIRCLE     MORGAN HILL        CA     95037      $281,569.51
  600064756     JOHNSON                    29110 QUAIL RUN DRIVE      AGOURA HILLS       CA     91301      $271,624.39
  600064757     AUSTIN                     10343 NORTHVALE ROAD       LOS ANGELES        CA     90064      $417,039.98
  600064758     PICHI                      7505 WEST 85TH STREET      LOS ANGELES        CA     90293      $349,491.75
  600064759     WOLLITZ                    1322 AVENIDA OFELITA       EL CAJON           CA     92019      $269,636.45
  600064760     SELI                       7525 DUNFIELD AVENUE       LOS ANGELES        CA     90045      $275,805.20
  600064761     SYLVESTER                  33370 TRAIL RANCH ROAD     AGUA DULCE         CA     91350      $257,135.33
  600064762     SAITMAN                    24882 JIM BRIDGER ROAD     HIDDEN HILLS       CA     91302      $349,491.75
  600064763     EMBREY                     933 FAWNGLEN PLACE         THOUSAND OAKS      CA     91320      $255,646.48


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064750     MARRINAN                     7.625      .250    7.375     .0400     7.335     04/01/2027
  600064751     GIBSON                       7.375      .250    7.125     .0400     7.085     04/01/2027
  600064752     LEE                          8.000      .250    7.750     .0400     7.710     04/01/2027
  600064753     BROWN                        7.625      .250    7.375     .0400     7.335     04/01/2027
  600064754     SHIELDS                      7.625      .250    7.375     .0400     7.335     05/01/2027
  600064755     SMITH                        7.375      .250    7.125     .0400     7.085     04/01/2027
  600064756     JOHNSON                      7.875      .250    7.625     .0400     7.585     04/01/2027
  600064757     AUSTIN                       8.000      .250    7.750     .0400     7.710     05/01/2027
  600064758     PICHI                        7.625      .250    7.375     .0400     7.335     04/01/2027
  600064759     WOLLITZ                      8.000      .250    7.750     .0400     7.710     04/01/2027
  600064760     SELI                         7.750      .250    7.500     .0400     7.460     05/01/2027
  600064761     SYLVESTER                    7.750      .250    7.500     .0400     7.460     04/01/2027
  600064762     SAITMAN                      7.625      .250    7.375     .0400     7.335     04/01/2027
  600064763     EMBREY                       7.875      .250    7.625     .0400     7.585     04/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064750     MARRINAN                   4140208                    $2,661.31                  06/01/1997             360
  600064751     GIBSON                     4140414                    $2,382.83                  06/01/1997             360
  600064752     LEE                        4140745                    $2,348.05                  06/01/1997             360
  600064753     BROWN                      4140893                    $2,236.63                  06/01/1997             360
  600064754     SHIELDS                    4140919                    $2,264.94                  06/01/1997             360
  600064755     SMITH                      4140943                    $1,947.71                  06/01/1997             360
  600064756     JOHNSON                    4141073                    $1,972.19                  06/01/1997             360
  600064757     AUSTIN                     4141115                    $3,062.15                  06/01/1997             360
  600064758     PICHI                      4141131                    $2,477.28                  06/01/1997             360
  600064759     WOLLITZ                    4141297                    $1,981.17                  06/01/1997             360
  600064760     SELI                       4141305                    $1,977.30                  06/01/1997             360
  600064761     SYLVESTER                  4141347                    $1,844.77                  06/01/1997             360
  600064762     SAITMAN                    4141370                    $2,477.28                  06/01/1997             360
  600064763     EMBREY                     4142824                    $1,856.18                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064750     MARRINAN                    .00       .00       .00       .000        .250          .290      $480,000.00    N
  600064751     GIBSON                      .00       .00       .00       .000        .250          .290      $475,000.00    N
  600064752     LEE                         .00       .00       .00       .000        .250          .290      $400,000.00    N
  600064753     BROWN                       .00       .00       .00       .000        .250          .290      $400,000.00    N
  600064754     SHIELDS                     .00       .00       .00       .000        .250          .290      $400,000.00    N
  600064755     SMITH                       .00       .00       .00       .000        .250          .290      $383,000.00    N
  600064756     JOHNSON                     .00       .00       .00       .000        .250          .290      $340,000.00    N
  600064757     AUSTIN                      .00       .00       .00       .000        .250          .290      $521,650.00    N
  600064758     PICHI                       .00       .00       .00       .000        .250          .290      $475,000.00    N
  600064759     WOLLITZ                     .00       .00       .00       .000        .250          .290      $365,000.00    N
  600064760     SELI                        .00       .00       .00       .000        .250          .290      $345,000.00    N
  600064761     SYLVESTER                   .00       .00       .00       .000        .250          .290      $350,000.00    N
  600064762     SAITMAN                     .00       .00       .00       .000        .250          .290      $587,000.00    N
  600064763     EMBREY                      .00       .00       .00       .000        .250          .290      $320,000.00    N


 (vlegal.ace v1.4)                                                 Page   13
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064764     RANISH                     22 LAVAGETTO COURT         ALAMEDA            CA     94502      $232,162.35
  600064765     ALLEN                      18710 ASPESI DRIVE         SARATOGA           CA     95070      $414,197.65
  600064766     SEDGWICK                   1059 KRISTEN COURT         SAN JOSE           CA     95120      $308,528.30
  600064767     TROY                       201 HOMEWOOD ROAD          LOS ANGELES        CA     90049      $489,372.93
  600064768     ENGLER                     415 STONEFIELD PLACE       MORAGA             CA     94556      $289,567.76
  600064769     BARTH                      5537 SEASIDE HEIGHTS DRIV  RANCHO PALOS VE    CA     90275      $387,450.53
  600064770     BIANCHI                    3846 ROBERTS ROAD          ACTON              CA     93510      $260,648.57
  600064771     RAY                        10712 QUEEN AVENUE         LA MESA            CA     91941      $320,185.01
  600064772     CARTER                     555 CREST DRIVE            ENCINITAS          CA     92024      $274,629.71
  600064773     LUKENS                     3759 SWALLOW WAY           SANTA CLARA        CA     95051      $299,564.34
  600064774     KIRCHER                    79 EL CERRITO AVENUE       HILLSBOROUGH       CA     94010      $563,102.75
  600064775     BERMAN                     2242 THE TERRACE           LOS ANGELES        CA     90049      $399,433.54
  600064776     HOFMANN                    1773 KINGS ROAD            VISTA              CA     92083      $451,359.90
  600064777     DE VIRGILIO                3409 WALNUT AVENUE         MANHATTAN BEACH    CA     90266      $524,056.79


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064764     RANISH                       7.625      .250    7.375     .0400     7.335     04/01/2027
  600064765     ALLEN                        7.625      .250    7.375     .0400     7.335     04/01/2027
  600064766     SEDGWICK                     7.375      .250    7.125     .0400     7.085     04/01/2027
  600064767     TROY                         8.250      .250    8.000     .0400     7.960     04/01/2027
  600064768     ENGLER                       7.875      .250    7.625     .0400     7.585     04/01/2027
  600064769     BARTH                        7.750      .250    7.500     .0400     7.460     04/01/2027
  600064770     BIANCHI                      8.000      .250    7.750     .0400     7.710     04/01/2027
  600064771     RAY                          8.000      .250    7.750     .0400     7.710     05/01/2027
  600064772     CARTER                       8.000      .250    7.750     .0400     7.710     04/01/2027
  600064773     LUKENS                       7.625      .250    7.375     .0400     7.335     04/01/2027
  600064774     KIRCHER                      7.500      .250    7.250     .0400     7.210     04/01/2027
  600064775     BERMAN                       7.750      .250    7.500     .0400     7.460     04/01/2027
  600064776     HOFMANN                      7.750      .250    7.500     .0400     7.460     04/01/2027
  600064777     DE VIRGILIO                  7.750      .250    7.500     .0400     7.460     04/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064764     RANISH                     4143004                    $1,645.63                  06/01/1997             360
  600064765     ALLEN                      4143145                    $2,935.93                  06/01/1997             360
  600064766     SEDGWICK                   4143160                    $2,134.19                  06/01/1997             360
  600064767     TROY                       4143210                    $3,681.21                  06/01/1997             360
  600064768     ENGLER                     4143269                    $2,131.71                  06/01/1997             360
  600064769     BARTH                      4143509                    $2,779.68                  06/01/1997             360
  600064770     BIANCHI                    4145041                    $1,915.13         7        06/01/1997             360
  600064771     RAY                        4145256                    $2,350.99                  06/01/1997             360
  600064772     CARTER                     4145298                    $2,017.86                  06/01/1997             360
  600064773     LUKENS                     4146627                    $2,123.39                  06/01/1997             360
  600064774     KIRCHER                    4146817                    $3,950.57                  06/01/1997             360
  600064775     BERMAN                     4146825                    $2,865.65                  06/01/1997             360
  600064776     HOFMANN                    4146973                    $3,238.19                  06/01/1997             360
  600064777     DE VIRGILIO                4147625                    $3,759.74                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064764     RANISH                      .00       .00       .00       .000        .250          .290      $335,000.00    N
  600064765     ALLEN                       .00       .00       .00       .000        .250          .290      $518,500.00    N
  600064766     SEDGWICK                    .00       .00       .00       .000        .250          .290      $410,000.00    N
  600064767     TROY                        .00       .00       .00       .000        .250          .290    $1,580,000.00    N
  600064768     ENGLER                      .00       .00       .00       .000        .250          .290      $470,000.00    N
  600064769     BARTH                       .00       .00       .00       .000        .250          .290      $485,000.00    N
  600064770     BIANCHI                     .00       .00       .00       .000        .250          .290      $290,000.00    N
  600064771     RAY                         .00       .00       .00       .000        .250          .290      $414,000.00    N
  600064772     CARTER                      .00       .00       .00       .000        .250          .290      $355,000.00    N
  600064773     LUKENS                      .00       .00       .00       .000        .250          .290      $382,500.00    N
  600064774     KIRCHER                     .00       .00       .00       .000        .250          .290      $775,000.00    N
  600064775     BERMAN                      .00       .00       .00       .000        .250          .290      $650,000.00    N
  600064776     HOFMANN                     .00       .00       .00       .000        .250          .290      $565,000.00    N
  600064777     DE VIRGILIO                 .00       .00       .00       .000        .250          .290      $656,000.00    N


 (vlegal.ace v1.4)                                                 Page   14
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064778     CHOI                       1401 23RD STREET           MANHATTAN BEACH    CA     90266      $449,378.58
  600064779     BURWELL                    2229 NEWCASTLE AVENUE      CARDIFF            CA     92007      $222,250.77
  600064780     SIMPSON                    4837 INDIANOLA WAY         LA CANADA FLINT    CA     91011      $439,407.56
  600064782     WOLIN                      4130 SAINT CLAIR AVENUE    LOS ANGELES        CA     91604      $231,840.33
  600064783     MC DANIEL                  2383 HAGEN OAKS DRIVE      ALAMO              CA     94507      $478,914.59
  600064784     FUETTERER                  1011 N. EVERETT STREET     GLENDALE           CA     91207      $249,245.65
  600064785     CATLIN                     10611 CALM HILL CIRCLE     SANTA ANA          CA     92705      $353,523.36
  600064786     MILLER                     33727 DESERT ROAD          ACTON (AREA)       CA     93510      $287,612.21
  600064787     FLOOD                      117 VIA ALAMEDA            PALOS VERDES ES    CA     90274      $399,433.54
  600064788     RICHEY                     22551 SUMMERFIELD          MISSION VIEJO      CA     92692      $412,429.68
  600064789     JACOBS                     1692 MICHAEL LANE          LOS ANGELES        CA     90272      $327,547.06
  600064790     WOO                        2123 CHAMBERLAIN STREET    HONOLULU           HI     96822      $334,798.60
  600064791     CRANE                      4940 WORTSER AVENUE        LOS ANGELES        CA     91423      $314,226.33
  600064792     EDMONDS                    5868 ABERNATHY DRIVE       LOS ANGELES        CA     90045      $264,051.69


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064778     CHOI                         7.875      .250    7.625     .0400     7.585     04/01/2027
  600064779     BURWELL                      8.000      .250    7.750     .0400     7.710     05/01/2027
  600064780     SIMPSON                      8.000      .250    7.750     .0400     7.710     04/01/2027
  600064782     WOLIN                        7.875      .250    7.625     .0400     7.585     05/01/2027
  600064783     MC DANIEL                    7.875      .250    7.625     .0400     7.585     04/01/2027
  600064784     FUETTERER                    7.750      .250    7.500     .0400     7.460     04/01/2027
  600064785     CATLIN                       8.000      .250    7.750     .0400     7.710     04/01/2027
  600064786     MILLER                       8.000      .250    7.750     .0400     7.710     04/01/2027
  600064787     FLOOD                        7.750      .250    7.500     .0400     7.460     04/01/2027
  600064788     RICHEY                       7.875      .250    7.625     .0400     7.585     04/01/2027
  600064789     JACOBS                       7.875      .250    7.625     .0400     7.585     04/01/2027
  600064790     WOO                          8.000      .250    7.750     .0400     7.710     04/01/2027
  600064791     CRANE                        8.000      .250    7.750     .0400     7.710     04/01/2027
  600064792     EDMONDS                      7.875      .250    7.625     .0400     7.585     04/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064778     CHOI                       4147955                    $3,262.82                  06/01/1997             360
  600064779     BURWELL                    4148144                    $1,631.90                  06/01/1997             360
  600064780     SIMPSON                    4148177                    $3,228.57                  06/01/1997             360
  600064782     WOLIN                      4148912                    $1,682.17                  06/01/1997             360
  600064783     MC DANIEL                  4148920                    $3,477.44                  06/01/1997             360
  600064784     FUETTERER                  4149258                    $1,788.17                  06/01/1997             360
  600064785     CATLIN                     4149522                    $2,597.53                  06/01/1997             360
  600064786     MILLER                     4149738                    $2,113.25         3        06/01/1997             360
  600064787     FLOOD                      4150058                    $2,865.65                  06/01/1997             360
  600064788     RICHEY                     4150140                    $2,994.54        12        06/01/1997             360
  600064789     JACOBS                     4150405                    $2,378.23                  06/01/1997             360
  600064790     WOO                        4150603                    $2,459.95                  06/01/1997             360
  600064791     CRANE                      4150736                    $2,308.80        12        06/01/1997             360
  600064792     EDMONDS                    4151627                    $1,921.44                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064778     CHOI                        .00       .00       .00       .000        .250          .290      $737,000.00    N
  600064779     BURWELL                     .00       .00       .00       .000        .250          .290      $278,000.00    N
  600064780     SIMPSON                     .00       .00       .00       .000        .250          .290      $670,000.00    N
  600064782     WOLIN                       .00       .00       .00       .000        .250          .290      $290,000.00    N
  600064783     MC DANIEL                   .00       .00       .00       .000        .250          .290      $599,500.00    N
  600064784     FUETTERER                   .00       .00       .00       .000        .250          .290      $312,000.00    N
  600064785     CATLIN                      .00       .00       .00       .000        .250          .290      $495,000.00    N
  600064786     MILLER                      .00       .00       .00       .000        .250          .290      $320,000.00    N
  600064787     FLOOD                       .00       .00       .00       .000        .250          .290      $500,000.00    N
  600064788     RICHEY                      .00       .00       .00       .000        .250          .290      $490,000.00    N
  600064789     JACOBS                      .00       .00       .00       .000        .250          .290      $410,000.00    N
  600064790     WOO                         .00       .00       .00       .000        .250          .290      $447,000.00    N
  600064791     CRANE                       .00       .00       .00       .000        .250          .290      $350,000.00    N
  600064792     EDMONDS                     .00       .00       .00       .000        .250          .290      $400,000.00    N


 (vlegal.ace v1.4)                                                 Page   15
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064793     CHARLESWORTH               3527 LOADSTONE DRIVE       LOS ANGELES        CA     91403      $286,692.63
  600064794     FANELLI                    31881 LA SUBIDA DRIVE      TRABUCO CANYON     CA     92679      $222,005.16
  600064795     CLER                       3095 ALTA LAGUNA BOULEVAR  LAGUNA BEACH       CA     92651      $333,299.40
  600064797     EVANS                      346 DEL SOL AVENUE         PLEASANTON         CA     94566      $255,844.91
  600064798     SAMAD                      4861 ALMONDWOOD WAY        SAN DIEGO          CA     92130      $316,527.95
  600064799     BRODY                      1153 WEST RAILROAD AVENUE  COTATI             CA     94931      $299,585.73
  600064800     GALL                       6601 FALL RIVER DRIVE      SAN JOSE           CA     95120      $372,322.91
  600064801     PIPER                      24841 VIA SAN FERNANDO     MISSION VIEJO      CA     92692      $233,597.09
  600064802     MCCALL                     417 27TH STREET            MANHATTAN BEACH    CA     90266      $431,356.78
  600064803     PRYOR                      1718 CLINTON AVENUE        ALAMEDA            CA     94501      $345,545.79
  600064804     HIERS                      1774 SIENNA CANYON DRIVE   ENCINITAS          CA     92024      $392,470.84
  600064805     JANG                       24608 VISTA CERRITOS       LOS ANGELES        CA     91302      $307,574.67
  600064806     LE                         18935 CADDINGTON CIRCLE    HUNTINGTON BEAC    CA     92648      $457,383.31
  600064807     WOODS JR                   2919 CLIFF DRIVE           NEWPORT BEACH      CA     92663      $622,048.97


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064793     CHARLESWORTH                 7.750      .250    7.500     .0400     7.460     04/01/2027
  600064794     FANELLI                      7.750      .250    7.500     .0400     7.460     04/01/2027
  600064795     CLER                         8.000      .250    7.750     .0400     7.710     04/01/2027
  600064797     EVANS                        8.500      .250    8.250     .0400     8.210     05/01/2027
  600064798     SAMAD                        7.625      .250    7.375     .0400     7.335     04/01/2027
  600064799     BRODY                        7.875      .250    7.625     .0400     7.585     04/01/2027
  600064800     GALL                         8.250      .250    8.000     .0400     7.960     04/01/2027
  600064801     PIPER                        8.125      .250    7.875     .0400     7.835     05/01/2027
  600064802     MCCALL                       7.500      .250    7.250     .0400     7.210     04/01/2027
  600064803     PRYOR                        8.125      .250    7.875     .0400     7.835     04/01/2027
  600064804     HIERS                        8.000      .250    7.750     .0400     7.710     04/01/2027
  600064805     JANG                         7.875      .250    7.625     .0400     7.585     04/01/2027
  600064806     LE                           8.000      .250    7.750     .0400     7.710     04/01/2027
  600064807     WOODS JR                     7.375      .250    7.125     .0400     7.085     04/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064793     CHARLESWORTH               4151841                    $2,057.54                  06/01/1997             360
  600064794     FANELLI                    4152849                    $1,592.73                  06/01/1997             360
  600064795     CLER                       4153979                    $2,450.78                  06/01/1997             360
  600064797     EVANS                      4155172                    $1,968.42                  06/01/1997             360
  600064798     SAMAD                      4155974                    $2,254.33         3        06/01/1997             360
  600064799     BRODY                      4156147                    $2,175.21                  06/01/1997             360
  600064800     GALL                       4156261                    $2,800.73                  06/01/1997             360
  600064801     PIPER                      4156378                    $1,735.59         3        06/01/1997             360
  600064802     MCCALL                     4156436                    $3,020.61                  06/01/1997             360
  600064803     PRYOR                      4156444                    $2,569.05                  06/01/1997             360
  600064804     HIERS                      4156683                    $2,883.70                  06/01/1997             360
  600064805     JANG                       4157392                    $2,233.22                  06/01/1997             360
  600064806     LE                         4157640                    $3,360.65                  06/01/1997             360
  600064807     WOODS JR                   4157855                    $4,302.91                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064793     CHARLESWORTH                .00       .00       .00       .000        .250          .290      $359,010.00    N
  600064794     FANELLI                     .00       .00       .00       .000        .250          .290      $277,900.00    N
  600064795     CLER                        .00       .00       .00       .000        .250          .290      $465,000.00    N
  600064797     EVANS                       .00       .00       .00       .000        .250          .290      $320,000.00    Y
  600064798     SAMAD                       .00       .00       .00       .000        .250          .290      $353,900.00    N
  600064799     BRODY                       .00       .00       .00       .000        .250          .290      $480,000.00    N
  600064800     GALL                        .00       .00       .00       .000        .250          .290      $466,000.00    N
  600064801     PIPER                       .00       .00       .00       .000        .250          .290      $275,000.00    N
  600064802     MCCALL                      .00       .00       .00       .000        .250          .290      $540,000.00    N
  600064803     PRYOR                       .00       .00       .00       .000        .250          .290      $440,000.00    N
  600064804     HIERS                       .00       .00       .00       .000        .250          .290      $549,000.00    N
  600064805     JANG                        .00       .00       .00       .000        .250          .290      $385,000.00    N
  600064806     LE                          .00       .00       .00       .000        .250          .290      $572,500.00    N
  600064807     WOODS JR                    .00       .00       .00       .000        .250          .290    $1,200,000.00    N


 (vlegal.ace v1.4)                                                 Page   16
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064808     FERRARIO                   10611 OAKBEND DRIVE        SAN DIEGO          CA     92131      $258,143.03
  600064809     BOTTORFF                   47 CHAUCER COURT           SAN RAMON          CA     94583      $337,145.45
  600064810     KRISTENSEN                 60 CORTE PATENCIO          GREENBRAE          CA     94904      $391,723.33
  600064811     LAURIDSEN                  4406 REGENTS COURT         WESTLAKE VILLAG    CA     91361      $229,705.65
  600064812     SCHARETG                   973 BUTTERFIELD ROAD       SAN ANSELMO        CA     94960      $513,153.73
  600064813     MOZENA                     828 CENTER STREET          EL SEGUNDO         CA     90254      $367,504.50
  600064814     WILSON                     1422 SAN IGNACIO           SOLANA BEACH       CA     92075      $498,767.53
  600064815     HAMMOND                    1345 HESTIA WAY            NAPA               CA     94558      $505,318.70
  600064816     DE RITIS                   7520 PIPER PLACE           LOS ANGELES        CA     90045      $238,854.87
  600064817     CLEMENTE                   1558 JAMES AVENUE          REDWOOD CITY       CA     94062      $239,579.00
  600064818     ZEITZ                      11262 PEMBERTON ROAD       LOS ALAMITOS       CA     90720      $270,213.91
  600064820     PHILLIPS                   30 SOMERSET LANE           MILL VALLEY        CA     94941      $352,500.09
  600064821     NICOLA                     16521 CHANNEL LANE         HUNTINGTON BEAC    CA     92649      $619,562.41
  600064822     BARKER                     1246 SOMERSET LANE         NEWPORT BEACH      CA     92660      $363,509.89


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064808     FERRARIO                     7.875      .250    7.625     .0400     7.585     04/01/2027
  600064809     BOTTORFF                     8.000      .250    7.750     .0400     7.710     04/01/2027
  600064810     KRISTENSEN                   7.750      .250    7.500     .0400     7.460     05/01/2027
  600064811     LAURIDSEN                    8.250      .250    8.000     .0400     7.960     04/01/2027
  600064812     SCHARETG                     7.625      .250    7.375     .0400     7.335     04/01/2027
  600064813     MOZENA                       8.000      .250    7.750     .0400     7.710     04/01/2027
  600064814     WILSON                       8.000      .250    7.750     .0400     7.710     04/01/2027
  600064815     HAMMOND                      8.000      .250    7.750     .0400     7.710     04/01/2027
  600064816     DE RITIS                     7.750      .250    7.500     .0400     7.460     04/01/2027
  600064817     CLEMENTE                     7.750      .250    7.500     .0400     7.460     04/01/2027
  600064818     ZEITZ                        7.875      .250    7.625     .0400     7.585     05/01/2027
  600064820     PHILLIPS                     7.750      .250    7.500     .0400     7.460     04/01/2027
  600064821     NICOLA                       7.750      .250    7.500     .0400     7.460     05/01/2027
  600064822     BARKER                       8.000      .250    7.750     .0400     7.710     04/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064808     FERRARIO                   4157954                    $1,874.31         7        06/01/1997             360
  600064809     BOTTORFF                   4158010                    $2,477.19                  06/01/1997             360
  600064810     KRISTENSEN                 4158101                    $2,808.34                  06/01/1997             360
  600064811     LAURIDSEN                  4158556                    $1,727.92                  06/01/1997             360
  600064812     SCHARETG                   4158853                    $3,637.36                  06/01/1997             360
  600064813     MOZENA                     4159604                    $2,700.26                  06/01/1997             360
  600064814     WILSON                     4160396                    $3,664.72                  06/01/1997             360
  600064815     HAMMOND                    4161733                    $3,712.85                  06/01/1997             360
  600064816     DE RITIS                   4161907                    $1,713.66                  06/01/1997             360
  600064817     CLEMENTE                   4162095                    $1,719.39                  06/01/1997             360
  600064818     ZEITZ                      4162103                    $1,960.59                  06/01/1997             360
  600064820     PHILLIPS                   4162509                    $2,528.94                  06/01/1997             360
  600064821     NICOLA                     4163804                    $4,441.76                  06/01/1997             360
  600064822     BARKER                     4164091                    $2,670.91                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064808     FERRARIO                    .00       .00       .00       .000        .250          .290      $290,500.00    N
  600064809     BOTTORFF                    .00       .00       .00       .000        .250          .290      $422,000.00    N
  600064810     KRISTENSEN                  .00       .00       .00       .000        .250          .290      $490,000.00    N
  600064811     LAURIDSEN                   .00       .00       .00       .000        .250          .290      $287,500.00    N
  600064812     SCHARETG                    .00       .00       .00       .000        .250          .290    $1,000,000.00    N
  600064813     MOZENA                      .00       .00       .00       .000        .250          .290      $460,000.00    N
  600064814     WILSON                      .00       .00       .00       .000        .250          .290      $625,000.00    N
  600064815     HAMMOND                     .00       .00       .00       .000        .250          .290    $1,100,000.00    N
  600064816     DE RITIS                    .00       .00       .00       .000        .250          .290      $299,000.00    N
  600064817     CLEMENTE                    .00       .00       .00       .000        .250          .290      $315,000.00    N
  600064818     ZEITZ                       .00       .00       .00       .000        .250          .290      $338,000.00    N
  600064820     PHILLIPS                    .00       .00       .00       .000        .250          .290      $455,000.00    N
  600064821     NICOLA                      .00       .00       .00       .000        .250          .290      $775,000.00    N
  600064822     BARKER                      .00       .00       .00       .000        .250          .290      $455,000.00    N


 (vlegal.ace v1.4)                                                 Page   17
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064823     LEVIN                      24 COLLEGE TERRACE         SAN FRANCISCO      CA     94112      $241,832.08
  600064824     SASTRI                     1527 HONEYSUCKLE COURT     PLEASANTON         CA     94588      $648,553.35
  600064825     WANG                       18430 MONTPERE WAY         SARATOGA           CA     95070      $304,795.34
  600064826     CORNETT                    5441 SHENANDOAH AVENUE     LOS ANGELES (AR    CA     90056      $313,544.76
  600064827     ALLEN                      818 TURINO STREET          LIVERMORE          CA     94550      $295,559.27
  600064828     LIPSHUTZ                   779 EMERSON COURT          FREMONT            CA     94539      $285,374.89
  600064829     RAWLES                     1355 LINDA VISTA AVENUE    PASADENA           CA     91103      $307,563.81
  600064830     CHADWELL                   2421 FRANCISCO DRIVE       NEWPORT BEACH      CA     92660      $415,720.86
  600064831     GROSS                      10844 MARIETTA AVENUE      CULVER CITY        CA     90232      $305,587.99
  600064832     FRIEDMAN                   6818 LUCIERNAGA COURT      CARLSBAD           CA     92009      $238,070.78
  600064833     ROSS                       3265 ALLEGHENY COURT       THOUSAND OAKS      CA     91362      $252,650.62
  600064834     KOLLIOS                    1733 SAND LILY DRIVE       GOLDEN             CO     80401      $320,573.57
  600064835     BURKLEY                    21011 CACTUS LOOP          SAN ANTONIO        TX     78248      $240,949.59
  600064836     FALL                       26135 CALLE CORVETA        TEMECULA           CA     92590      $377,733.21


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064823     LEVIN                        7.875      .250    7.625     .0400     7.585     05/01/2027
  600064824     SASTRI                       7.875      .250    7.625     .0400     7.585     05/01/2027
  600064825     WANG                         8.000      .250    7.750     .0400     7.710     05/01/2027
  600064826     CORNETT                      8.125      .250    7.875     .0400     7.835     05/01/2027
  600064827     ALLEN                        7.500      .250    7.250     .0400     7.210     04/01/2027
  600064828     LIPSHUTZ                     8.125      .250    7.875     .0400     7.835     04/01/2027
  600064829     RAWLES                       7.750      .250    7.500     .0400     7.460     04/01/2027
  600064830     CHADWELL                     8.000      .250    7.750     .0400     7.710     05/01/2027
  600064831     GROSS                        8.000      .250    7.750     .0400     7.710     04/01/2027
  600064832     FRIEDMAN                     7.875      .250    7.625     .0400     7.585     04/01/2027
  600064833     ROSS                         7.875      .250    7.625     .0400     7.585     04/01/2027
  600064834     KOLLIOS                      7.750      .250    7.500     .0400     7.460     05/01/2027
  600064835     BURKLEY                      7.625      .250    7.375     .0400     7.335     04/01/2027
  600064836     FALL                         7.750      .250    7.500     .0400     7.460     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064823     LEVIN                      4164653                    $1,769.17                  06/01/1997             360
  600064824     SASTRI                     4164745                    $4,705.71                  06/01/1997             360
  600064825     WANG                       4165031                    $2,237.99                  06/01/1997             360
  600064826     CORNETT                    4165189                    $2,329.59         7        06/01/1997             360
  600064827     ALLEN                      4165262                    $2,069.68                  06/01/1997             360
  600064828     LIPSHUTZ                   4165288                    $2,121.69                  06/01/1997             360
  600064829     RAWLES                     4165320                    $2,206.56                  06/01/1997             360
  600064830     CHADWELL                   4165361                    $3,052.47                  06/01/1997             360
  600064831     GROSS                      4165379                    $2,245.32                  06/01/1997             360
  600064832     FRIEDMAN                   4165437                    $1,728.57                  06/01/1997             360
  600064833     ROSS                       4165510                    $1,834.43                  06/01/1997             360
  600064834     KOLLIOS                    4165668                    $2,298.26                  06/01/1997             360
  600064835     BURKLEY                    4165866                    $1,707.91                  06/01/1997             360
  600064836     FALL                       4166229                    $2,708.04                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064823     LEVIN                       .00       .00       .00       .000        .250          .290      $305,000.00    N
  600064824     SASTRI                      .00       .00       .00       .000        .250          .290    $1,200,000.00    N
  600064825     WANG                        .00       .00       .00       .000        .250          .290      $390,000.00    N
  600064826     CORNETT                     .00       .00       .00       .000        .250          .290      $349,000.00    N
  600064827     ALLEN                       .00       .00       .00       .000        .250          .290      $370,000.00    N
  600064828     LIPSHUTZ                    .00       .00       .00       .000        .250          .290      $381,000.00    N
  600064829     RAWLES                      .00       .00       .00       .000        .250          .290      $385,000.00    N
  600064830     CHADWELL                    .00       .00       .00       .000        .250          .290      $520,000.00    N
  600064831     GROSS                       .00       .00       .00       .000        .250          .290      $382,500.00    N
  600064832     FRIEDMAN                    .00       .00       .00       .000        .250          .290      $298,000.00    N
  600064833     ROSS                        .00       .00       .00       .000        .250          .290      $325,000.00    N
  600064834     KOLLIOS                     .00       .00       .00       .000        .250          .290      $401,000.00    N
  600064835     BURKLEY                     .00       .00       .00       .000        .250          .290      $301,663.00    N
  600064836     FALL                        .00       .00       .00       .000        .250          .290      $472,500.00    N


 (vlegal.ace v1.4)                                                 Page   18
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064837     CUNNINGHAM                 5013 SHARYNNE LANE         TORRANCE           CA     90505      $312,368.05
  600064838     WELLS                      2575 PALOS VERDES DRIVE N  ROLLING HILLS E    CA     90274      $298,776.28
  600064839     SMITH JR.                  1190 MANCHESTER WAY        ATLANTA            GA     30319      $229,206.30
  600064841     RHODES                     2221 HILLRIDGE DR          FAIRFIELD          CA     94533      $235,829.18
  600064842     KLEIN                      128 LAS LOMAS WAY          WALNUT CREEK       CA     94598      $237,432.30
  600064843     KNUTSON                    21 PINEVIEW COURT          PLEASANT HILL      CA     94523      $259,640.95
  600064845     THAYER                     9556 BABAUTA ROAD          SAN DIEGO          CA     92129      $235,833.43
  600064846     CAFFREY                    7635 CALLE MADERO          CARLSBAD           CA     92009      $241,290.80
  600064847     STERN                      3488 CLAIRTON PLACE        LOS ANGELES        CA     91436      $505,800.57
  600064848     DICK                       1535 LINDA VISTA AVENUE    PASADENA           CA     91105      $435,692.27
  600064849     CONNER                     262 ROOSEVELT WAY          SAN FRANCSICO      CA     94114      $275,628.37
  600064850     ROSHAL                     627 CRYSTAL SPRINGS COURT  DANVILLE           CA     94506      $309,786.66
  600064851     MOORE                      17590 HOLIDAY DRIVE        MORGAN HILL        CA     95037      $355,414.67
  600064852     OKLAR                      5064 DELACROIX ROAD        RANCHO PALOS VE    CA     90275      $350,758.44


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064837     CUNNINGHAM                   7.875      .250    7.625     .0400     7.585     04/01/2027
  600064838     WELLS                        7.750      .250    7.500     .0400     7.460     04/01/2027
  600064839     SMITH JR.                    8.250      .250    8.000     .0400     7.960     04/01/2027
  600064841     RHODES                       7.625      .250    7.375     .0400     7.335     05/01/2027
  600064842     KLEIN                        7.750      .250    7.500     .0400     7.460     05/01/2027
  600064843     KNUTSON                      7.875      .250    7.625     .0400     7.585     04/01/2027
  600064845     THAYER                       7.750      .250    7.500     .0400     7.460     05/01/2027
  600064846     CAFFREY                      8.250      .250    8.000     .0400     7.960     04/01/2027
  600064847     STERN                        7.875      .250    7.625     .0400     7.585     04/01/2027
  600064848     DICK                         7.750      .250    7.500     .0400     7.460     05/01/2027
  600064849     CONNER                       8.000      .250    7.750     .0400     7.710     04/01/2027
  600064850     ROSHAL                       7.875      .250    7.625     .0400     7.585     05/01/2027
  600064851     MOORE                        7.000      .250    6.750     .0400     6.710     04/01/2027
  600064852     OKLAR                        7.875      .250    7.625     .0400     7.585     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064837     CUNNINGHAM                 4166245                    $2,268.02                  06/01/1997             360
  600064838     WELLS                      4166252                    $2,143.51                  06/01/1997             360
  600064839     SMITH JR.                  4166443                    $1,724.16                  06/01/1997             360
  600064841     RHODES                     4166682                    $1,670.40                  06/01/1997             360
  600064842     KLEIN                      4166823                    $1,702.20                  06/01/1997             360
  600064843     KNUTSON                    4166849                    $1,885.19                  06/01/1997             360
  600064845     THAYER                     4167177                    $1,690.74                  06/01/1997             360
  600064846     CAFFREY                    4167193                    $1,815.07                  06/01/1997             360
  600064847     STERN                      4167284                    $3,672.48                  06/01/1997             360
  600064848     DICK                       4167326                    $3,123.56                  06/01/1997             360
  600064849     CONNER                     4167714                    $2,025.20                  06/01/1997             360
  600064850     ROSHAL                     4167755                    $2,247.72                  06/01/1997             360
  600064851     MOORE                      4167789                    $2,368.48                  06/01/1997             360
  600064852     OKLAR                      4168001                    $2,545.00         1        06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064837     CUNNINGHAM                  .00       .00       .00       .000        .250          .290      $391,000.00    N
  600064838     WELLS                       .00       .00       .00       .000        .250          .290      $374,000.00    N
  600064839     SMITH JR.                   .00       .00       .00       .000        .250          .290      $306,000.00    N
  600064841     RHODES                      .00       .00       .00       .000        .250          .290      $295,000.00    N
  600064842     KLEIN                       .00       .00       .00       .000        .250          .290      $297,000.00    N
  600064843     KNUTSON                     .00       .00       .00       .000        .250          .290      $325,000.00    N
  600064845     THAYER                      .00       .00       .00       .000        .250          .290      $295,000.00    N
  600064846     CAFFREY                     .00       .00       .00       .000        .250          .290      $302,000.00    N
  600064847     STERN                       .00       .00       .00       .000        .250          .290      $633,200.00    N
  600064848     DICK                        .00       .00       .00       .000        .250          .290      $545,000.00    N
  600064849     CONNER                      .00       .00       .00       .000        .250          .290      $345,000.00    N
  600064850     ROSHAL                      .00       .00       .00       .000        .250          .290      $390,000.00    N
  600064851     MOORE                       .00       .00       .00       .000        .250          .290      $445,000.00    N
  600064852     OKLAR                       .00       .00       .00       .000        .250          .290      $390,000.00    N


 (vlegal.ace v1.4)                                                 Page   19
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064853     SAMUELS                    5929 TUXEDO TERRACE        LOS ANGELES        CA     90068      $292,303.73
  600064854     RAPSON                     5601 FLORENCE TERRACE      OAKLAND            CA     94611      $279,641.67
  600064855     NEIDERMYER                 17050 BROKEN BOW COURT     SAN DIEGO          CA     92128      $455,686.18
  600064856     WEISBOND                   4040 PARK MELINDA          CALABASAS          CA     91302      $446,084.93
  600064857     SILVER                     2894 BRIARFIELD AVENUE     REDWOOD CITY       CA     94061      $260,848.29
  600064858     KELLY                      4374 MISTRAL PLACE         SAN DIEGO          CA     92130      $227,472.50
  600064859     HANSTEIN                   1043 MOKUHANO STREET       HONOLULU           HI     96825      $359,515.27
  600064860     SLOAN                      1345 NORTH BUNDY DRIVE     LOS ANGELES        CA     90049      $318,530.64
  600064861     MENZ                       12414 BRICKELLIA STREET    SAN DIEGO          CA     92129      $233,784.88
  600064862     DARE                       812 CENTINELA AVENUE       SANTA MONICA       CA     90403      $407,719.21
  600064863     WEISBERGER                 15859 CHANDLER BLVD        LOS ANGELES        CA     91401      $447,396.79
  600064864     MACKIE                     751 CHOPIN DRIVE           SUNNYVALE          CA     94087      $351,005.41
  600064865     WANG                       386 YELLOWSTONE DRIVE      MORGAN HILL        CA     95037      $299,553.31
  600064866     BONNIN JR                  5183 HARVEST ESTATES       SAN JOSE           CA     95135      $247,112.68


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064853     SAMUELS                      8.000      .250    7.750     .0400     7.710     05/01/2027
  600064854     RAPSON                       8.250      .250    8.000     .0400     7.960     04/01/2027
  600064855     NEIDERMYER                   7.875      .250    7.625     .0400     7.585     05/01/2027
  600064856     WEISBOND                     7.750      .250    7.500     .0400     7.460     05/01/2027
  600064857     SILVER                       8.000      .250    7.750     .0400     7.710     04/01/2027
  600064858     KELLY                        7.750      .250    7.500     .0400     7.460     05/01/2027
  600064859     HANSTEIN                     8.000      .250    7.750     .0400     7.710     04/01/2027
  600064860     SLOAN                        7.875      .250    7.625     .0400     7.585     05/01/2027
  600064861     MENZ                         7.750      .250    7.500     .0400     7.460     05/01/2027
  600064862     DARE                         7.875      .250    7.625     .0400     7.585     05/01/2027
  600064863     WEISBERGER                   8.000      .250    7.750     .0400     7.710     04/01/2027
  600064864     MACKIE                       7.875      .250    7.625     .0400     7.585     05/01/2027
  600064865     WANG                         7.500      .250    7.250     .0400     7.210     04/01/2027
  600064866     BONNIN JR                    7.250      .250    7.000     .0400     6.960     04/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064853     SAMUELS                    4168449                    $2,146.27        12        06/01/1997             360
  600064854     RAPSON                     4168670                    $2,103.55                  06/01/1997             360
  600064855     NEIDERMYER                 4168720                    $3,306.32                  06/01/1997             360
  600064856     WEISBOND                   4168761                    $3,198.07                  06/01/1997             360
  600064857     SILVER                     4168985                    $1,916.60                  06/01/1997             360
  600064858     KELLY                      4169348                    $1,633.42                  06/01/1997             360
  600064859     HANSTEIN                   4169371                    $2,641.56                  06/01/1997             360
  600064860     SLOAN                      4169389                    $2,311.16                  06/01/1997             360
  600064861     MENZ                       4169405                    $1,676.05         7        06/01/1997             360
  600064862     DARE                       4169439                    $2,958.29                  06/01/1997             360
  600064863     WEISBERGER                 4169538                    $3,287.27                  06/01/1997             360
  600064864     MACKIE                     4169728                    $2,547.17                  06/01/1997             360
  600064865     WANG                       4169736                    $2,097.65                  06/01/1997             360
  600064866     BONNIN JR                  4169843                    $1,688.39         3        06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064853     SAMUELS                     .00       .00       .00       .000        .250          .290      $325,000.00    N
  600064854     RAPSON                      .00       .00       .00       .000        .250          .290      $350,000.00    N
  600064855     NEIDERMYER                  .00       .00       .00       .000        .250          .290      $570,000.00    N
  600064856     WEISBOND                    .00       .00       .00       .000        .250          .290      $558,000.00    N
  600064857     SILVER                      .00       .00       .00       .000        .250          .290      $326,500.00    N
  600064858     KELLY                       .00       .00       .00       .000        .250          .290      $285,000.00    N
  600064859     HANSTEIN                    .00       .00       .00       .000        .250          .290      $450,000.00    N
  600064860     SLOAN                       .00       .00       .00       .000        .250          .290      $425,000.00    N
  600064861     MENZ                        .00       .00       .00       .000        .250          .290      $260,000.00    N
  600064862     DARE                        .00       .00       .00       .000        .250          .290      $510,000.00    N
  600064863     WEISBERGER                  .00       .00       .00       .000        .250          .290      $560,000.00    N
  600064864     MACKIE                      .00       .00       .00       .000        .250          .290      $441,300.00    N
  600064865     WANG                        .00       .00       .00       .000        .250          .290      $378,291.00    N
  600064866     BONNIN JR                   .00       .00       .00       .000        .250          .290      $275,000.00    N


 (vlegal.ace v1.4)                                                 Page   20
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064867     LEE                        6363 CHRISTIE AVENUE       EMERYVILLE         CA     94608      $245,651.62
  600064868     EWING                      5021 DIAMOND HEIGHTS BLVD  SAN FRANCISCO      CA     94131      $313,373.02
  600064869     FOWLER                     1979 EATON AVENUE          SAN CARLOS         CA     94070      $323,782.60
  600064870     INOUYE                     80 MANOR DRIVE             SAN FRANCISCO      CA     94132      $244,827.08
  600064871     FOGEL                      1737 STEINHART AVENUE      REDONDO BEACH      CA     90278      $243,663.06
  600064872     SMITH                      2757 PRINCE STREET         BERKELEY           CA     94705      $361,369.41
  600064874     BYRNE                      282 STANTONVILLE DRIVE     OAKLAND            CA     94619      $286,723.12
  600064875     FRANCIA                    5725 SUGAR PINE DRIVE      YORBA LINDA        CA     92686      $263,635.43
  600064876     MANN JR.                   755 EL MEDIO AVE.          LOS ANGELES        CA     90272      $349,765.15
  600064877     EVANS                      15201 NANTES CIRCLE        IRVINE             CA     92604      $250,598.09
  600064878     NICHOLSON                  3129 DEERPARK DRIVE        WALNUT CREEK       CA     94598      $274,815.47
  600064879     WOODWORTH                  32471 CARIBBEAN DRIVE      DANA POINT         CA     92629      $511,344.78
  600064880     GHODOUSSI                  602 FOXEN DRIVE            SANTA BARBARA      CA     93105      $296,218.46
  600064881     SAMADI                     2226 HIGHGATE ROAD         THOUSANDS OAKS     CA     91361      $331,744.30


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064867     LEE                          7.750      .250    7.500     .0400     7.460     04/01/2027
  600064868     EWING                        7.625      .250    7.375     .0400     7.335     05/01/2027
  600064869     FOWLER                       8.000      .250    7.750     .0400     7.710     05/01/2027
  600064870     INOUYE                       7.750      .250    7.500     .0400     7.460     05/01/2027
  600064871     FOGEL                        7.875      .250    7.625     .0400     7.585     04/01/2027
  600064872     SMITH                        8.250      .250    8.000     .0400     7.960     05/01/2027
  600064874     BYRNE                        8.125      .250    7.875     .0400     7.835     04/01/2027
  600064875     FRANCIA                      7.875      .250    7.625     .0400     7.585     04/01/2027
  600064876     MANN JR.                     8.000      .250    7.750     .0400     7.710     05/01/2027
  600064877     EVANS                        8.500      .250    8.250     .0400     8.210     05/01/2027
  600064878     NICHOLSON                    8.000      .250    7.750     .0400     7.710     05/01/2027
  600064879     WOODWORTH                    8.250      .250    8.000     .0400     7.960     04/01/2027
  600064880     GHODOUSSI                    8.250      .250    8.000     .0400     7.960     04/01/2027
  600064881     SAMADI                       7.750      .250    7.500     .0400     7.460     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064867     LEE                        4169850                    $1,762.38                  06/01/1997             360
  600064868     EWING                      4169868                    $2,219.65                  06/01/1997             360
  600064869     FOWLER                     4169959                    $2,377.40                  06/01/1997             360
  600064870     INOUYE                     4170106                    $1,755.21                  06/01/1997             360
  600064871     FOGEL                      4170304                    $1,769.17                  06/01/1997             360
  600064872     SMITH                      4170395                    $2,716.59                  06/01/1997             360
  600064874     BYRNE                      4170486                    $2,131.71        19        06/01/1997             360
  600064875     FRANCIA                    4170551                    $1,914.19                  06/01/1997             360
  600064876     MANN JR.                   4170742                    $2,568.18                  06/01/1997             360
  600064877     EVANS                      4170775                    $1,928.06         1        06/01/1997             360
  600064878     NICHOLSON                  4170957                    $2,017.86                  06/01/1997             360
  600064879     WOODWORTH                  4171146                    $3,846.49                  06/01/1997             360
  600064880     GHODOUSSI                  4171518                    $2,232.77                  06/01/1997             360
  600064881     SAMADI                     4171625                    $2,378.49                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064867     LEE                         .00       .00       .00       .000        .250          .290      $328,000.00    N
  600064868     EWING                       .00       .00       .00       .000        .250          .290      $392,000.00    N
  600064869     FOWLER                      .00       .00       .00       .000        .250          .290      $415,000.00    N
  600064870     INOUYE                      .00       .00       .00       .000        .250          .290      $390,000.00    N
  600064871     FOGEL                       .00       .00       .00       .000        .250          .290      $305,000.00    N
  600064872     SMITH                       .00       .00       .00       .000        .250          .290      $452,000.00    N
  600064874     BYRNE                       .00       .00       .00       .000        .250          .290      $319,000.00    N
  600064875     FRANCIA                     .00       .00       .00       .000        .250          .290      $330,000.00    N
  600064876     MANN JR.                    .00       .00       .00       .000        .250          .290      $550,000.00    N
  600064877     EVANS                       .00       .00       .00       .000        .250          .290      $295,000.00    Y
  600064878     NICHOLSON                   .00       .00       .00       .000        .250          .290      $355,000.00    N
  600064879     WOODWORTH                   .00       .00       .00       .000        .250          .290      $640,000.00    N
  600064880     GHODOUSSI                   .00       .00       .00       .000        .250          .290      $371,500.00    N
  600064881     SAMADI                      .00       .00       .00       .000        .250          .290      $415,000.00    N


 (vlegal.ace v1.4)                                                 Page   21
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064882     WRIGHT                     6500 CHABOT ROAD           OAKLAND            CA     94618      $331,777.23
  600064883     JOHNSON                    20161 RUSTON ROAD          LOS ANGELES        CA     91364      $350,764.48
  600064884     CORRENTI                   352 MOUNT VERNON DRIVE     SAN GABRIEL        CA     91775      $235,674.09
  600064885     WHITE                      .171 MCCLATCHEY CIRCLE     ATLANTA            GA     30342      $253,240.85
  600064886     SA                         2323 FLICKINGER ROAD       SAN JOSE           CA     95131      $239,834.83
  600064887     SEARS                      26808 GWENALDA LANE        SANTA CLARITA      CA     91351      $323,183.00
  600064888     BERN                       2408 EYRES PLACE WEST      SEATTLE            WA     98199      $271,762.84
  600064889     KELLETT                    3700 EAST UNION STREET     SEATTLE            WA     98122      $350,745.95
  600064890     SOCKWELL                   9835 ROD ROAD              ALPHARETTA         GA     30202      $227,543.29
  600064891     JORGENSON                  1435 NORTH SPAULDING AVEN  LOS ANGELES        CA     90046      $339,766.01
  600064892     AVERY                      17603 LA BONITA PLACE      CERRITOS           CA     90703      $248,845.22
  600064893     BRUNETTI                   645 13TH STREET            MANHATTAN BEACH    CA     90266      $344,762.57
  600064894     CHEW                       377 ANDERSON ROAD          ALAMEDA            CA     94502      $319,774.15
  600064895     COBO                       292 CARLTON AVENUE         LOS GATOS          CA     95032      $239,838.96


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064882     WRIGHT                       8.000      .250    7.750     .0400     7.710     05/01/2027
  600064883     JOHNSON                      8.000      .250    7.750     .0400     7.710     05/01/2027
  600064884     CORRENTI                     7.875      .250    7.625     .0400     7.585     04/01/2027
  600064885     WHITE                        7.750      .250    7.500     .0400     7.460     04/01/2027
  600064886     SA                           7.875      .250    7.625     .0400     7.585     05/01/2027
  600064887     SEARS                        8.000      .250    7.750     .0400     7.710     05/01/2027
  600064888     BERN                         7.875      .250    7.625     .0400     7.585     05/01/2027
  600064889     KELLETT                      7.625      .250    7.375     .0400     7.335     05/01/2027
  600064890     SOCKWELL                     7.875      .250    7.625     .0400     7.585     05/01/2027
  600064891     JORGENSON                    7.875      .250    7.625     .0400     7.585     05/01/2027
  600064892     AVERY                        8.375      .250    8.125     .0400     8.085     05/01/2027
  600064893     BRUNETTI                     7.875      .250    7.625     .0400     7.585     05/01/2027
  600064894     CHEW                         7.750      .250    7.500     .0400     7.460     05/01/2027
  600064895     COBO                         8.000      .250    7.750     .0400     7.710     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064882     WRIGHT                     4171658                    $2,436.10                  06/01/1997             360
  600064883     JOHNSON                    4171708                    $2,575.52         3        06/01/1997             360
  600064884     CORRENTI                   4171898                    $1,711.17                  06/01/1997             360
  600064885     WHITE                      4172144                    $1,816.83                  06/01/1997             360
  600064886     SA                         4172318                    $1,740.17                  06/01/1997             360
  600064887     SEARS                      4172540                    $2,373.00         3        06/01/1997             360
  600064888     BERN                       4172763                    $1,971.83                  06/01/1997             360
  600064889     KELLETT                    4172961                    $2,484.36        19        06/01/1997             360
  600064890     SOCKWELL                   4172979                    $1,650.99                  06/01/1997             360
  600064891     JORGENSON                  4173019                    $2,465.24         3        06/01/1997             360
  600064892     AVERY                      4173068                    $1,892.59                  06/01/1997             360
  600064893     BRUNETTI                   4173142                    $2,501.49                  06/01/1997             360
  600064894     CHEW                       4173209                    $2,292.52                  06/01/1997             360
  600064895     COBO                       4173282                    $1,761.04                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064882     WRIGHT                      .00       .00       .00       .000        .250          .290      $415,000.00    N
  600064883     JOHNSON                     .00       .00       .00       .000        .250          .290      $390,000.00    N
  600064884     CORRENTI                    .00       .00       .00       .000        .250          .290      $295,000.00    N
  600064885     WHITE                       .00       .00       .00       .000        .250          .290      $317,000.00    N
  600064886     SA                          .00       .00       .00       .000        .250          .290      $300,400.00    N
  600064887     SEARS                       .00       .00       .00       .000        .250          .290      $359,400.00    N
  600064888     BERN                        .00       .00       .00       .000        .250          .290      $339,950.00    N
  600064889     KELLETT                     .00       .00       .00       .000        .250          .290      $390,000.00    N
  600064890     SOCKWELL                    .00       .00       .00       .000        .250          .290      $303,650.00    N
  600064891     JORGENSON                   .00       .00       .00       .000        .250          .290      $385,000.00    N
  600064892     AVERY                       .00       .00       .00       .000        .250          .290      $350,000.00    N
  600064893     BRUNETTI                    .00       .00       .00       .000        .250          .290      $550,000.00    N
  600064894     CHEW                        .00       .00       .00       .000        .250          .290      $400,000.00    N
  600064895     COBO                        .00       .00       .00       .000        .250          .290      $300,000.00    N


 (vlegal.ace v1.4)                                                 Page   22
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064896     DORR                       22 EAST KINGSTON COURT     CORONADO           CA     92118      $249,832.25
  600064897     IKEYA                      3023 ROHRER DRIVE          LAFAYETTE          CA     94549      $299,793.54
  600064898     GREENHILL                  2921 20TH AVENUE           SAN FRANCISCO      CA     94132      $349,759.13
  600064899     BOSS                       6795 VIA ESTRADA           SAN DIEGO          CA     92037      $384,735.04
  600064900     SMALL III                  586 ROSARIO DRIVE          THOUSAND OAKS      CA     91362      $232,686.26
  600064901     MILANO                     3676 PASEO DE NUBLADO      THOUSAND OAKS      CA     91360      $399,461.43
  600064902     RENIERE                    371 DOUGLASS STREET        SAN FRANCISCO      CA     94114      $310,991.19
  600064903     NAKAKI                     1122 BRADCLIFF DRIVE       SANTA ANA          CA     92705      $331,782.50
  600064904     TAMISO                     591 BRIDGEWATER RD         DANVILLE           CA     94526      $289,790.10
  600064905     CRAIG                      4424 WEST 238TH STREET     TORRANCE           CA     90505      $231,844.33
  600064906     KHOREY                     33 PINE AVENUE             SAN CARLOS         CA     94070      $329,588.34
  600064907     YOUNG                      17612 TRAMONTO DRIVE       LOS ANGELES        CA     90272      $491,669.87
  600064908     WETZEL                     24 CHAPPARAL COURT         SAN RAMON          CA     94583      $324,182.33
  600064909     QUOK                       214 SAN CARLOS AVENUE      PIEDMONT           CA     94611      $310,380.78


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064896     DORR                         8.000      .250    7.750     .0400     7.710     05/01/2027
  600064897     IKEYA                        7.875      .250    7.625     .0400     7.585     05/01/2027
  600064898     GREENHILL                    7.875      .250    7.625     .0400     7.585     05/01/2027
  600064899     BOSS                         7.875      .250    7.625     .0400     7.585     05/01/2027
  600064900     SMALL III                    8.000      .250    7.750     .0400     7.710     04/01/2027
  600064901     MILANO                       8.000      .250    7.750     .0400     7.710     04/01/2027
  600064902     RENIERE                      8.000      .250    7.750     .0400     7.710     05/01/2027
  600064903     NAKAKI                       8.250      .250    8.000     .0400     7.960     05/01/2027
  600064904     TAMISO                       7.625      .250    7.375     .0400     7.335     05/01/2027
  600064905     CRAIG                        8.000      .250    7.750     .0400     7.710     05/01/2027
  600064906     KHOREY                       8.375      .250    8.125     .0400     8.085     04/01/2027
  600064907     YOUNG                        8.000      .250    7.750     .0400     7.710     05/01/2027
  600064908     WETZEL                       8.000      .250    7.750     .0400     7.710     05/01/2027
  600064909     QUOK                         7.750      .250    7.500     .0400     7.460     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064896     DORR                       4173589                    $1,834.42                  06/01/1997             360
  600064897     IKEYA                      4173647                    $2,175.21                  06/01/1997             360
  600064898     GREENHILL                  4174744                    $2,537.75                  06/01/1997             360
  600064899     BOSS                       4175238                    $2,791.52                  06/01/1997             360
  600064900     SMALL III                  4175386                    $1,709.68                  06/01/1997             360
  600064901     MILANO                     4175774                    $2,935.06                  06/01/1997             360
  600064902     RENIERE                    4176590                    $2,283.48                  06/01/1997             360
  600064903     NAKAKI                     4176640                    $2,494.21                  06/01/1997             360
  600064904     TAMISO                     4177085                    $2,052.61                  06/01/1997             360
  600064905     CRAIG                      4177168                    $1,702.34                  06/01/1997             360
  600064906     KHOREY                     4178695                    $2,508.24                  06/01/1997             360
  600064907     YOUNG                      4178943                    $3,610.13                  06/01/1997             360
  600064908     WETZEL                     4178984                    $2,380.34                  06/01/1997             360
  600064909     QUOK                       4179578                    $2,225.18                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064896     DORR                        .00       .00       .00       .000        .250          .290      $320,000.00    N
  600064897     IKEYA                       .00       .00       .00       .000        .250          .290      $420,000.00    N
  600064898     GREENHILL                   .00       .00       .00       .000        .250          .290      $525,000.00    N
  600064899     BOSS                        .00       .00       .00       .000        .250          .290      $485,000.00    N
  600064900     SMALL III                   .00       .00       .00       .000        .250          .290      $370,000.00    N
  600064901     MILANO                      .00       .00       .00       .000        .250          .290      $610,000.00    N
  600064902     RENIERE                     .00       .00       .00       .000        .250          .290      $389,000.00    N
  600064903     NAKAKI                      .00       .00       .00       .000        .250          .290      $415,000.00    N
  600064904     TAMISO                      .00       .00       .00       .000        .250          .290      $368,000.00    N
  600064905     CRAIG                       .00       .00       .00       .000        .250          .290      $290,000.00    N
  600064906     KHOREY                      .00       .00       .00       .000        .250          .290      $485,000.00    N
  600064907     YOUNG                       .00       .00       .00       .000        .250          .290      $615,000.00    N
  600064908     WETZEL                      .00       .00       .00       .000        .250          .290      $405,618.00    N
  600064909     QUOK                        .00       .00       .00       .000        .250          .290      $389,000.00    N


 (vlegal.ace v1.4)                                                 Page   23
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064910     ONG                        65 NORFOLK STREET #5       SAN FRANCISCO      CA     94103      $257,826.88
  600064911     DE MARTINI                 7124 HEMLOCK STREET        OAKLAND            CA     94611      $271,633.77
  600064912     MANDAVIA                   2566 GLENDOWER AVENUE      LOS ANGELES        CA     90027      $471,675.17
  600064913     SIMON                      328 PASEO DE LA PLAYA AVE  TORRANCE           CA     90277      $282,935.02
  600064915     BAXTER                     401 MENDOCINO WAY          REDWOOD CITY       CA     94065      $279,825.96
  600064916     ALLEN                      3987 19TH STREET           SAN FRANCISCO      CA     94114      $332,775.21
  600064917     KAZAN                      1707 PINE KNOLL DRIVE      BELMONT            CA     94002      $331,771.51
  600064918     WEITZ                      3511 SOUTH BARRINGTON AVE  LOS ANGELES        CA     90066      $243,594.56
  600064919     PAULUS                     1677 N MOUNTAIN VIEW PLAC  FULLERTON          CA     92831      $307,798.52
  600064920     SCOREDOS                   11451 GLENSIDE LANE        CAMARILLO          CA     93012      $350,664.55
  600064921     EVANS                      4330 QUAIL RUN LANE        DANVILLE           CA     94506      $499,326.77
  600064923     GREENBERG                  19830 HORSESHOE DRIVE      TOPANGA            CA     90290      $332,687.72
  600064924     HURLBERT                   190 BONNIE WAY             GLEN ELLEN         CA     95476      $267,810.84
  600064925     QANG                       15 ROGER DRIVE             SAN RAFAEL         CA     94901      $263,023.40


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064910     ONG                          8.000      .250    7.750     .0400     7.710     05/01/2027
  600064911     DE MARTINI                   8.000      .250    7.750     .0400     7.710     04/01/2027
  600064912     MANDAVIA                     7.875      .250    7.625     .0400     7.585     05/01/2027
  600064913     SIMON                        8.000      .250    7.750     .0400     7.710     05/01/2027
  600064915     BAXTER                       8.375      .250    8.125     .0400     8.085     05/01/2027
  600064916     ALLEN                        8.000      .250    7.750     .0400     7.710     05/01/2027
  600064917     KAZAN                        7.875      .250    7.625     .0400     7.585     05/01/2027
  600064918     WEITZ                        8.250      .250    8.000     .0400     7.960     05/01/2027
  600064919     PAULUS                       8.125      .250    7.875     .0400     7.835     05/01/2027
  600064920     SCOREDOS                     8.000      .250    7.750     .0400     7.710     05/01/2027
  600064921     EVANS                        8.000      .250    7.750     .0400     7.710     04/01/2027
  600064923     GREENBERG                    8.250      .250    8.000     .0400     7.960     05/01/2027
  600064924     HURLBERT                     7.750      .250    7.500     .0400     7.460     05/01/2027
  600064925     QANG                         8.000      .250    7.750     .0400     7.710     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064910     ONG                        4180147                    $1,893.12                  06/01/1997             360
  600064911     DE MARTINI                 4181384                    $1,995.84                  06/01/1997             360
  600064912     MANDAVIA                   4181517                    $3,422.33                  06/01/1997             360
  600064913     SIMON                      4181632                    $2,077.48                  06/01/1997             360
  600064915     BAXTER                     4182234                    $2,128.21                  06/01/1997             360
  600064916     ALLEN                      4183091                    $2,458.12                  06/01/1997             360
  600064917     KAZAN                      4183166                    $2,407.24                  06/01/1997             360
  600064918     WEITZ                      4183489                    $1,831.22                  06/01/1997             360
  600064919     PAULUS                     4183547                    $2,286.90                  06/01/1997             360
  600064920     SCOREDOS                   4183570                    $2,574.78         3        06/01/1997             360
  600064921     EVANS                      4185641                    $3,668.83                  06/01/1997             360
  600064923     GREENBERG                  4186912                    $2,500.97         7        06/01/1997             360
  600064924     HURLBERT                   4188546                    $1,919.99                  06/01/1997             360
  600064925     QANG                       4189668                    $1,931.27                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064910     ONG                         .00       .00       .00       .000        .250          .290      $322,500.00    N
  600064911     DE MARTINI                  .00       .00       .00       .000        .250          .290      $350,000.00    N
  600064912     MANDAVIA                    .00       .00       .00       .000        .250          .290      $590,000.00    N
  600064913     SIMON                       .00       .00       .00       .000        .250          .290      $377,500.00    N
  600064915     BAXTER                      .00       .00       .00       .000        .250          .290      $355,000.00    N
  600064916     ALLEN                       .00       .00       .00       .000        .250          .290      $460,000.00    N
  600064917     KAZAN                       .00       .00       .00       .000        .250          .290      $415,000.00    N
  600064918     WEITZ                       .00       .00       .00       .000        .250          .290      $325,000.00    N
  600064919     PAULUS                      .00       .00       .00       .000        .250          .290      $385,000.00    N
  600064920     SCOREDOS                    .00       .00       .00       .000        .250          .290      $389,900.00    N
  600064921     EVANS                       .00       .00       .00       .000        .250          .290      $799,900.00    N
  600064923     GREENBERG                   .00       .00       .00       .000        .250          .290      $370,000.00    N
  600064924     HURLBERT                    .00       .00       .00       .000        .250          .290      $335,000.00    N
  600064925     QANG                        .00       .00       .00       .000        .250          .290      $329,000.00    N


 (vlegal.ace v1.4)                                                 Page   24
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600064926     WOODS                      4645 POE AVENUE            LOS ANGELES        CA     91364      $415,606.39
  600064927     LOWRIE                     13453 MC CORMICK STREET    LOS ANGELES        CA     91423      $223,361.07
  600064928     PINKMAN                    6668 GRAYSTONE LANE        SAN JOSE           CA     95120      $400,502.54
  600064929     OLIVEROS                   4380 ABERFOIL AVENUE       OAKLAND            CA     94605      $240,204.39
  600064930     IADEVAIA                   9301 SHOSHONE AVENUE       LOS ANGELES        CA     91325      $251,862.35
  600064931     COLEMAN                    1846 36TH AVENUE           SAN FRANCISCO      CA     94122      $273,429.94
  600065964     PARCEL                     1474  BERNITA RD           EL CAJON           CA     92020      $381,337.38
  600065965     TEMPLE                     1856  KIMBERLY LN          LOS ANGELES        CA     90049      $499,655.90
  600065967     MEHLIS                     6790  ALTAMOR DR           LOS ANGELES        CA     90045      $319,779.77
  600065968     BAGTAS                     11653  PETENWELL RD        SAN DIEGO          CA     92131      $252,080.59
  600065969     ROSELL                     5102  BEDFORD AVE          LOS ANGELES        CA     90056      $319,768.39
  600065970     THOMAS                     23440  PARK HACIENDA       CALABASAS          CA     91302      $389,424.95
  600065971     HITCHCOCK                  1543  KEARNEY ST           ST HELENA          CA     94574      $281,800.96
  600065972     JONES                      241  VIA BUENA             TORRANCE           CA     90277      $358,946.47


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600064926     WOODS                        7.750      .250    7.500     .0400     7.460     05/01/2027
  600064927     LOWRIE                       8.375      .250    8.125     .0400     8.085     05/01/2027
  600064928     PINKMAN                      7.500      .250    7.250     .0400     7.210     05/01/2027
  600064929     OLIVEROS                     8.500      .250    8.250     .0400     8.210     05/01/2027
  600064930     IADEVAIA                     9.000      .250    8.750     .0400     8.710     05/01/2027
  600064931     COLEMAN                      8.375      .250    8.125     .0400     8.085     05/01/2027
  600065964     PARCEL                       7.875      .250    7.625     .0400     7.585     05/01/2027
  600065965     TEMPLE                       7.875      .250    7.625     .0400     7.585     05/01/2027
  600065967     MEHLIS                       7.875      .250    7.625     .0400     7.585     05/01/2027
  600065968     BAGTAS                       8.250      .250    8.000     .0400     7.960     04/01/2027
  600065969     ROSELL                       7.625      .250    7.375     .0400     7.335     05/01/2027
  600065970     THOMAS                       7.750      .250    7.500     .0400     7.460     05/01/2027
  600065971     HITCHCOCK                    7.750      .250    7.500     .0400     7.460     05/01/2027
  600065972     JONES                        7.750      .250    7.500     .0400     7.460     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600064926     WOODS                      4190625                    $2,980.28                  06/01/1997             360
  600064927     LOWRIE                     4190724                    $1,698.77        12        06/01/1997             360
  600064928     PINKMAN                    4192761                    $2,802.46                  06/01/1997             360
  600064929     OLIVEROS                   4192860                    $1,848.09         3        06/01/1997             360
  600064930     IADEVAIA                   4193991                    $2,027.65        14        06/01/1997             360
  600064931     COLEMAN                    4195764                    $2,079.56                  06/01/1997             360
  600065964     PARCEL                     4094991                    $2,766.87                  06/01/1997             360
  600065965     TEMPLE                     4136792                    $3,625.35                  06/01/1997             360
  600065967     MEHLIS                     4141495                    $2,320.23                  06/01/1997             360
  600065968     BAGTAS                     4142006                    $1,896.20         3        06/01/1997             360
  600065969     ROSELL                     4149944                    $2,264.94                  06/01/1997             360
  600065970     THOMAS                     4150777                    $2,791.86         3        06/01/1997             360
  600065971     HITCHCOCK                  4151122                    $2,020.29                  06/01/1997             360
  600065972     JONES                      4152575                    $2,573.36                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600064926     WOODS                       .00       .00       .00       .000        .250          .290      $520,000.00    N
  600064927     LOWRIE                      .00       .00       .00       .000        .250          .290      $254,000.00    N
  600064928     PINKMAN                     .00       .00       .00       .000        .250          .290      $501,000.00    N
  600064929     OLIVEROS                    .00       .00       .00       .000        .250          .290      $253,000.00    N
  600064930     IADEVAIA                    .00       .00       .00       .000        .250          .290      $280,000.00    Y
  600064931     COLEMAN                     .00       .00       .00       .000        .250          .290      $342,000.00    N
  600065964     PARCEL                      .00       .00       .00       .000        .250          .290      $477,600.00    N
  600065965     TEMPLE                      .00       .00       .00       .000        .250          .290      $625,000.00    N
  600065967     MEHLIS                      .00       .00       .00       .000        .250          .290      $572,692.00    N
  600065968     BAGTAS                      .00       .00       .00       .000        .250          .290      $276,000.00    N
  600065969     ROSELL                      .00       .00       .00       .000        .250          .290      $530,000.00    N
  600065970     THOMAS                      .00       .00       .00       .000        .250          .290      $433,500.00    N
  600065971     HITCHCOCK                   .00       .00       .00       .000        .250          .290      $352,500.00    N
  600065972     JONES                       .00       .00       .00       .000        .250          .290      $449,000.00    N


 (vlegal.ace v1.4)                                                 Page   25
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600065973     RAFTIS                     3  GLORIA CT               MORAGA             CA     94556      $266,230.12
  600065974     SCHMIDTMANN                867  KARO CT               SUNNYVALE          CA     94086      $254,828.90
  600065975     GORTON                     6912  NYANZA DR            HUNTINGTON         CA     92647      $244,927.01
  600065976     YANG                       6817  ALTAMOR DR           LOS ANGELES        CA     90045      $554,817.91
  600065977     TUREK                      1814  BUSHNELL AVE         SOUTH PASAD        CA     91030      $415,713.71
  600065978     WILLIS                     544  ELM AVE               SAN BRUNO          CA     94066      $234,842.32
  600065980     HOLLOWAY                   11806  BARRANCA RD         CAMARILLO          CA     93012      $319,790.67
  600065981     PENDOLINO                  2096  VANGUARD DR          CAMARILLO          CA     93010      $236,732.77
  600065982     SAGAFI                     2323  89TH PL NE           BELLEVUE           WA     98004      $584,407.61
  600065983     MCDONALD                   4953  DANA CT              LIVERMORE          CA     94550      $223,791.93
  600065984     SERVATIUS                  123  WILDING LN            OAKLAND            CA     94618      $449,690.31
  600065985     CHARMATZ                   439N HARPER AVE            LOS ANGELES        CA     90048      $249,819.05
  600065986     CRITCHLOW                  10544  LIVEWOOD WAY        SAN DIEGO          CA     92131      $407,712.03
  600065987     PECHNER                    5981  VISTA LOOP           SAN JOSE           CA     95124      $423,708.20


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600065973     RAFTIS                       8.250      .250    8.000     .0400     7.960     05/01/2027
  600065974     SCHMIDTMANN                  8.000      .250    7.750     .0400     7.710     05/01/2027
  600065975     GORTON                       7.750      .250    7.500     .0400     7.460     05/01/2027
  600065976     YANG                         7.875      .250    7.625     .0400     7.585     05/01/2027
  600065977     TUREK                        7.875      .250    7.625     .0400     7.585     05/01/2027
  600065978     WILLIS                       8.000      .250    7.750     .0400     7.710     05/01/2027
  600065980     HOLLOWAY                     8.125      .250    7.875     .0400     7.835     05/01/2027
  600065981     PENDOLINO                    8.375      .250    8.125     .0400     8.085     05/01/2027
  600065982     SAGAFI                       8.000      .250    7.750     .0400     7.710     05/01/2027
  600065983     MCDONALD                     7.750      .250    7.500     .0400     7.460     05/01/2027
  600065984     SERVATIUS                    7.875      .250    7.625     .0400     7.585     05/01/2027
  600065985     CHARMATZ                     7.625      .250    7.375     .0400     7.335     05/01/2027
  600065986     CRITCHLOW                    7.750      .250    7.500     .0400     7.460     05/01/2027
  600065987     PECHNER                      7.875      .250    7.625     .0400     7.585     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600065973     RAFTIS                     4152641                    $2,001.38                  06/01/1997             360
  600065974     SCHMIDTMANN                4154894                    $1,871.10                  06/01/1997             360
  600065975     GORTON                     4156246                    $1,755.93        14        06/01/1997             360
  600065976     YANG                       4156741                    $4,025.59                  06/01/1997             360
  600065977     TUREK                      4156816                    $3,016.29                  06/01/1997             360
  600065978     WILLIS                     4160917                    $1,724.35        12        06/01/1997             360
  600065980     HOLLOWAY                   4161840                    $2,376.00                  06/01/1997             360
  600065981     PENDOLINO                  4162137                    $1,800.46         3        06/01/1997             360
  600065982     SAGAFI                     4163911                    $4,291.06                  06/01/1997             360
  600065983     MCDONALD                   4163994                    $1,604.41                  06/01/1997             360
  600065984     SERVATIUS                  4164737                    $3,262.82                  06/01/1997             360
  600065985     CHARMATZ                   4164752                    $1,769.49                  06/01/1997             360
  600065986     CRITCHLOW                  4165114                    $2,922.97                  06/01/1997             360
  600065987     PECHNER                    4165247                    $3,074.30                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600065973     RAFTIS                      .00       .00       .00       .000        .250          .290      $333,000.00    N
  600065974     SCHMIDTMANN                 .00       .00       .00       .000        .250          .290      $360,000.00    N
  600065975     GORTON                      .00       .00       .00       .000        .250          .290      $258,000.00    N
  600065976     YANG                        .00       .00       .00       .000        .250          .290      $694,000.00    N
  600065977     TUREK                       .00       .00       .00       .000        .250          .290      $520,000.00    N
  600065978     WILLIS                      .00       .00       .00       .000        .250          .290      $262,000.00    N
  600065980     HOLLOWAY                    .00       .00       .00       .000        .250          .290      $420,000.00    N
  600065981     PENDOLINO                   .00       .00       .00       .000        .250          .290      $263,500.00    N
  600065982     SAGAFI                      .00       .00       .00       .000        .250          .290      $731,000.00    N
  600065983     MCDONALD                    .00       .00       .00       .000        .250          .290      $279,950.00    N
  600065984     SERVATIUS                   .00       .00       .00       .000        .250          .290      $623,000.00    N
  600065985     CHARMATZ                    .00       .00       .00       .000        .250          .290      $350,000.00    N
  600065986     CRITCHLOW                   .00       .00       .00       .000        .250          .290      $510,000.00    N
  600065987     PECHNER                     .00       .00       .00       .000        .250          .290      $530,000.00    N


 (vlegal.ace v1.4)                                                 Page   26
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600065989     SIDERMAN                   3769  CARIBETH DR          LOS ANGELES        CA     91436      $507,667.69
  600065990     HARTMANN                   8401  HOLY CROSS PL        LOS ANGELES        CA     90045      $254,041.85
  600065991     WOLFORD                    7509W 83RD ST              LOS ANGELES        CA     90293      $376,553.52
  600065992     ENGLER                     1617S EL MOLINO AVE        PASADENA           CA     91106      $431,710.13
  600065993     BELLUOMINI                 263  DRAEGER DR            MORAGA             CA     94556      $349,782.45
  600065994     REESE II                   12218  MONTANA AVE 104     LOS ANGELES        CA     90049      $297,929.98
  600065995     SCHOWALTER                 608  PLATEAU DR            KENSINGTON         CA     94708      $241,445.93
  600065996     IVERSON                    4544  SUTTER GATE AVE      PLEASANTON         CA     94566      $279,807.30
  600065997     WESS                       1935  PORT CARDIFF PL      NEWPORT BEA        CA     92660      $430,910.67
  600065998     AURELIO                    13406E DEL TIMBRE DR       SCOTTSDAALE        AZ     85259      $290,599.87
  600065999     REIGHN                     965  SYIDA DR              PACIFIC GRO        CA     93950      $287,796.73
  600066000     WHITAKER                   336  ROYAL RIDGE DR        ANAHEIM            CA     92807      $479,693.92
  600066001     MACHERET                   400  21ST ST               MANHATTAN B        CA     90266      $301,297.69
  600066002     HERMAN                     5753  MARY LOU WAY         LIVERMORE          CA     94550      $282,590.12


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600065989     SIDERMAN                     8.125      .250    7.875     .0400     7.835     05/01/2027
  600065990     HARTMANN                     7.750      .250    7.500     .0400     7.460     05/01/2027
  600065991     WOLFORD                      8.125      .250    7.875     .0400     7.835     05/01/2027
  600065992     ENGLER                       8.000      .250    7.750     .0400     7.710     05/01/2027
  600065993     BELLUOMINI                   8.375      .250    8.125     .0400     8.085     05/01/2027
  600065994     REESE II                     8.125      .250    7.875     .0400     7.835     05/01/2027
  600065995     SCHOWALTER                   8.250      .250    8.000     .0400     7.960     05/01/2027
  600065996     IVERSON                      7.875      .250    7.625     .0400     7.585     05/01/2027
  600065997     WESS                         8.000      .250    7.750     .0400     7.710     05/01/2027
  600065998     AURELIO                      7.875      .250    7.625     .0400     7.585     05/01/2027
  600065999     REIGHN                       7.750      .250    7.500     .0400     7.460     05/01/2027
  600066000     WHITAKER                     8.250      .250    8.000     .0400     7.960     05/01/2027
  600066001     MACHERET                     8.000      .250    7.750     .0400     7.710     05/01/2027
  600066002     HERMAN                       7.500      .250    7.250     .0400     7.210     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600065989     SIDERMAN                   4165700                    $3,771.89                  06/01/1997             360
  600065990     HARTMANN                   4166211                    $1,822.56                  06/01/1997             360
  600065991     WOLFORD                    4166260                    $2,797.73                  06/01/1997             360
  600065992     ENGLER                     4168787                    $3,169.87                  06/01/1997             360
  600065993     BELLUOMINI                 4169041                    $2,660.26                  06/01/1997             360
  600065994     REESE II                   4169454                    $2,213.57                  06/01/1997             360
  600065995     SCHOWALTER                 4170353                    $1,815.07                  06/01/1997             360
  600065996     IVERSON                    4170379                    $2,030.20                  06/01/1997             360
  600065997     WESS                       4170734                    $3,164.00                  06/01/1997             360
  600065998     AURELIO                    4171864                    $2,108.51                  06/01/1997             360
  600065999     REIGHN                     4172821                    $2,063.27                  06/01/1997             360
  600066000     WHITAKER                   4173431                    $3,606.08                  06/01/1997             360
  600066001     MACHERET                   4173506                    $2,212.31                  06/01/1997             360
  600066002     HERMAN                     4173928                    $1,977.38                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600065989     SIDERMAN                    .00       .00       .00       .000        .250          .290      $635,000.00    N
  600065990     HARTMANN                    .00       .00       .00       .000        .250          .290      $318,000.00    N
  600065991     WOLFORD                     .00       .00       .00       .000        .250          .290      $471,000.00    N
  600065992     ENGLER                      .00       .00       .00       .000        .250          .290      $540,000.00    N
  600065993     BELLUOMINI                  .00       .00       .00       .000        .250          .290      $530,000.00    N
  600065994     REESE II                    .00       .00       .00       .000        .250          .290      $397,500.00    N
  600065995     SCHOWALTER                  .00       .00       .00       .000        .250          .290      $302,000.00    N
  600065996     IVERSON                     .00       .00       .00       .000        .250          .290      $350,000.00    N
  600065997     WESS                        .00       .00       .00       .000        .250          .290      $539,000.00    N
  600065998     AURELIO                     .00       .00       .00       .000        .250          .290      $363,500.00    N
  600065999     REIGHN                      .00       .00       .00       .000        .250          .290      $360,000.00    N
  600066000     WHITAKER                    .00       .00       .00       .000        .250          .290      $600,000.00    N
  600066001     MACHERET                    .00       .00       .00       .000        .250          .290      $410,000.00    N
  600066002     HERMAN                      .00       .00       .00       .000        .250          .290      $353,500.00    N


 (vlegal.ace v1.4)                                                 Page   27
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600066003     WOLF                       23165  PARK BLANCO         CALABASAS          CA     91302      $387,752.58
  600066004     TASNADY                    6369  COOPER ST            FELTON             CA     95018      $235,337.93
  600066005     PARKER                     418N LA JOLLA AVE          LOS ANGELES        CA     90048      $309,786.66
  600066006     ABRECHT                    5  COASTAL OAK             ALISO VIEJO        CA     92656      $214,905.70
  600066007     TAVDI                      4485  WINNETKA AVE         LOS ANGELES        CA     91364      $378,764.42
  600066008     LAMOTTE                    344  ORANGE AVE #302       CORONADO           CA     92118      $219,844.72
  600066009     SUTTER                     7413W 83RD ST              LOS ANGELES        CA     90045      $219,452.65
  600066010     PELTEKIAN                  17501  RUSHING DR          LOS ANGELES        CA     91344      $341,387.67
  600066011     PENA                       1105  HILLCROFT RD         GLENDALE           CA     91207      $445,301.01
  600066012     MILLER                     17  WATERFORD PL           ALAMEDA            CA     94502      $329,373.17
  600066013     ROPPO                      3297  AVENIDA MAGORIA      ESCONDIDO          CA     92029      $231,840.33
  600066014     ROSE                       3414  260TH AVE NE         REDMOND            WA     98053      $389,751.31
  600066015     NORRIS                     110  CAMINO DE LAS         TORRANCE           CA     90277      $277,558.84
  600066016     BOIKE                      301  MERCURY WAY           PLEASANT HI        CA     94523      $298,664.24


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600066003     WOLF                         8.250      .250    8.000     .0400     7.960     05/01/2027
  600066004     TASNADY                      7.875      .250    7.625     .0400     7.585     05/01/2027
  600066005     PARKER                       7.875      .250    7.625     .0400     7.585     05/01/2027
  600066006     ABRECHT                      8.000      .250    7.750     .0400     7.710     05/01/2027
  600066007     TAVDI                        8.375      .250    8.125     .0400     8.085     05/01/2027
  600066008     LAMOTTE                      7.750      .250    7.500     .0400     7.460     05/01/2027
  600066009     SUTTER                       8.000      .250    7.750     .0400     7.710     05/01/2027
  600066010     PELTEKIAN                    8.375      .250    8.125     .0400     8.085     05/01/2027
  600066011     PENA                         8.000      .250    7.750     .0400     7.710     05/01/2027
  600066012     MILLER                       7.875      .250    7.625     .0400     7.585     05/01/2027
  600066013     ROPPO                        7.875      .250    7.625     .0400     7.585     05/01/2027
  600066014     ROSE                         8.250      .250    8.000     .0400     7.960     05/01/2027
  600066015     NORRIS                       7.875      .250    7.625     .0400     7.585     05/01/2027
  600066016     BOIKE                        8.375      .250    8.125     .0400     8.085     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600066003     WOLF                       4173969                    $2,914.92                  06/01/1997             360
  600066004     TASNADY                    4174520                    $1,707.54        12        06/01/1997             360
  600066005     PARKER                     4174728                    $2,247.72                  06/01/1997             360
  600066006     ABRECHT                    4174900                    $1,577.97                  06/01/1997             360
  600066007     TAVDI                      4175097                    $2,880.68                  06/01/1997             360
  600066008     LAMOTTE                    4175162                    $1,576.11                  06/01/1997             360
  600066009     SUTTER                     4175261                    $1,611.35                  06/01/1997             360
  600066010     PELTEKIAN                  4175311                    $2,596.41        12        06/01/1997             360
  600066011     PENA                       4175337                    $3,269.66                  06/01/1997             360
  600066012     MILLER                     4175980                    $2,389.83                  06/01/1997             360
  600066013     ROPPO                      4176566                    $1,682.17                  06/01/1997             360
  600066014     ROSE                       4176616                    $2,929.94                  06/01/1997             360
  600066015     NORRIS                     4176632                    $2,013.89         3        06/01/1997             360
  600066016     BOIKE                      4176947                    $2,271.48                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600066003     WOLF                        .00       .00       .00       .000        .250          .290      $485,000.00    N
  600066004     TASNADY                     .00       .00       .00       .000        .250          .290      $280,000.00    N
  600066005     PARKER                      .00       .00       .00       .000        .250          .290      $390,000.00    N
  600066006     ABRECHT                     .00       .00       .00       .000        .250          .290      $270,490.00    N
  600066007     TAVDI                       .00       .00       .00       .000        .250          .290      $475,000.00    N
  600066008     LAMOTTE                     .00       .00       .00       .000        .250          .290      $275,000.00    N
  600066009     SUTTER                      .00       .00       .00       .000        .250          .290      $274,500.00    N
  600066010     PELTEKIAN                   .00       .00       .00       .000        .250          .290      $380,000.00    N
  600066011     PENA                        .00       .00       .00       .000        .250          .290      $557,000.00    N
  600066012     MILLER                      .00       .00       .00       .000        .250          .290      $412,000.00    N
  600066013     ROPPO                       .00       .00       .00       .000        .250          .290      $290,000.00    N
  600066014     ROSE                        .00       .00       .00       .000        .250          .290      $487,500.00    N
  600066015     NORRIS                      .00       .00       .00       .000        .250          .290      $309,000.00    N
  600066016     BOIKE                       .00       .00       .00       .000        .250          .290      $373,597.00    N


 (vlegal.ace v1.4)                                                 Page   28
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600066017     TOOBY                      379  60TH ST               OAKLAND            CA     94618      $292,308.66
  600066018     BARROWS JR                 4365  CHEVY CHASE DR       LA CANADA F        CA     91011      $587,584.99
  600066019     WELK III                   2623  HOLLISTER TER        GLENDALE           CA     91206      $232,843.65
  600066020     PAGE                       3304N POINSETTIA AVE       MANHATTAN B        CA     90266      $519,632.98
  600066021     MOORE                      1989  LOS ALTOS DR         SAN MATEO          CA     94402      $374,741.92
  600066022     STEPHENS                   444  LANTERN CREST         REDLANDS           CA     92373      $249,827.95
  600066023     ULLRICH                    187  NARDO AVE             SOLANA BEAC        CA     92075      $325,775.65
  600066024     LANDSINGER                 3613S PARKER ST            LOS ANGELES        CA     90731      $284,213.96
  600066025     CALLAHAN                   1106  GOODMAN AVE          REDONDO BEA        CA     90278      $224,341.87
  600066027     AGLIOZZO                   632  MARINE AVE            MANHATTAN B        CA     90266      $342,769.85
  600066028     TOLENTINO                  19727E COUNTRY HOLLOW      WALNUT             CA     91789      $384,735.04
  600066029     WOHLGEMUTH                 23782  VIA ROBLE           COTO DE CAZ        CA     92679      $649,524.83
  600066030     D ISACCO                   1417  PACIFIC AVE          MANHATTAN B        CA     90266      $347,760.50
  600066031     PIERCE                     2762  RIKKARD DR           THOUSAND OA        CA     91362      $274,820.11


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600066017     TOOBY                        8.125      .250    7.875     .0400     7.835     05/01/2027
  600066018     BARROWS JR                   7.750      .250    7.500     .0400     7.460     05/01/2027
  600066019     WELK III                     8.000      .250    7.750     .0400     7.710     05/01/2027
  600066020     PAGE                         7.750      .250    7.500     .0400     7.460     05/01/2027
  600066021     MOORE                        7.875      .250    7.625     .0400     7.585     05/01/2027
  600066022     STEPHENS                     7.875      .250    7.625     .0400     7.585     05/01/2027
  600066023     ULLRICH                      7.875      .250    7.625     .0400     7.585     05/01/2027
  600066024     LANDSINGER                   8.125      .250    7.875     .0400     7.835     05/01/2027
  600066025     CALLAHAN                     7.875      .250    7.625     .0400     7.585     05/01/2027
  600066027     AGLIOZZO                     8.000      .250    7.750     .0400     7.710     05/01/2027
  600066028     TOLENTINO                    7.875      .250    7.625     .0400     7.585     05/01/2027
  600066029     WOHLGEMUTH                   8.125      .250    7.875     .0400     7.835     05/01/2027
  600066030     D ISACCO                     7.875      .250    7.625     .0400     7.585     05/01/2027
  600066031     PIERCE                       8.125      .250    7.875     .0400     7.835     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600066017     TOOBY                      4177044                    $2,171.81                  06/01/1997             360
  600066018     BARROWS JR                 4177259                    $4,212.51                  06/01/1997             360
  600066019     WELK III                   4177606                    $1,709.68                  06/01/1997             360
  600066020     PAGE                       4177622                    $3,725.35                  06/01/1997             360
  600066021     MOORE                      4177648                    $2,719.02                  06/01/1997             360
  600066022     STEPHENS                   4178083                    $1,812.68                  06/01/1997             360
  600066023     ULLRICH                    4178232                    $2,363.73                  06/01/1997             360
  600066024     LANDSINGER                 4178240                    $2,111.67         3        06/01/1997             360
  600066025     CALLAHAN                   4178265                    $1,631.41                  06/01/1997             360
  600066027     AGLIOZZO                   4178877                    $2,516.82                  06/01/1997             360
  600066028     TOLENTINO                  4178976                    $2,791.52                  06/01/1997             360
  600066029     WOHLGEMUTH                 4179198                    $4,825.87                  06/01/1997             360
  600066030     D ISACCO                   4179305                    $2,523.25                  06/01/1997             360
  600066031     PIERCE                     4179339                    $2,041.87                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600066017     TOOBY                       .00       .00       .00       .000        .250          .290      $380,000.00    N
  600066018     BARROWS JR                  .00       .00       .00       .000        .250          .290      $735,000.00    N
  600066019     WELK III                    .00       .00       .00       .000        .250          .290      $303,000.00    N
  600066020     PAGE                        .00       .00       .00       .000        .250          .290      $772,500.00    N
  600066021     MOORE                       .00       .00       .00       .000        .250          .290      $469,000.00    N
  600066022     STEPHENS                    .00       .00       .00       .000        .250          .290      $350,000.00    N
  600066023     ULLRICH                     .00       .00       .00       .000        .250          .290      $407,500.00    N
  600066024     LANDSINGER                  .00       .00       .00       .000        .250          .290      $316,000.00    N
  600066025     CALLAHAN                    .00       .00       .00       .000        .250          .290      $294,000.00    N
  600066027     AGLIOZZO                    .00       .00       .00       .000        .250          .290      $440,000.00    N
  600066028     TOLENTINO                   .00       .00       .00       .000        .250          .290      $551,000.00    N
  600066029     WOHLGEMUTH                  .00       .00       .00       .000        .250          .290    $1,000,000.00    N
  600066030     D ISACCO                    .00       .00       .00       .000        .250          .290      $440,000.00    N
  600066031     PIERCE                      .00       .00       .00       .000        .250          .290      $375,000.00    N


 (vlegal.ace v1.4)                                                 Page   29
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600066032     EAGLETON                   1631  ROYAL BLVD           GLENDALE           CA     91207      $306,254.58
  600066033     LINDEGREN                  22551  CANYON CREST DR     MISSION VIE        CA     92692      $344,374.58
  600066034     LIM                        3832  SHANNON RD           LOS ANGELES        CA     90027      $394,748.12
  600066035     OLSON                      230  CLIPPER WAY           SEAL BEACH         CA     90740      $259,825.54
  600066036     MCDERMOTT                  8009  DENROCK AVE          LOS ANGELES        CA     90045      $287,801.80
  600066037     RICOTTA                    9945  SHADOW HILLS DR      LOS ANGELES        CA     91040      $237,836.21
  600066038     GOLDEN                     803  EL BERRO              SAN CLEMENT        CA     92672      $257,222.86
  600066039     HEMBROUGH                  16204  ROSELEAF LN         LOS GATOS          CA     95032      $411,723.55
  600066040     WOLFORD                    8  SHASTA CT               LAS FLORES         CA     92688      $260,914.81
  600066041     SOUSA                      16627  COLUMBIA DR         CASTRO VALL        CA     94552      $249,827.95
  600066042     MCCLOSKEY                  3147  PROMONTORY WAY       SAN JOSE           CA     95135      $371,337.73
  600066043     BROOKS                     869  FLAXBERRY LN          SAN RAFAEL         CA     94903      $258,235.22
  600066044     LOUIE                      261S LA PEER DR            BEVERLY HIL        CA     90211      $474,081.69
  600066045     CRESCI                     4500  VARNA AVE            LOS ANGELES        CA     91423      $231,044.86


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600066032     EAGLETON                     8.250      .250    8.000     .0400     7.960     05/01/2027
  600066033     LINDEGREN                    8.125      .250    7.875     .0400     7.835     05/01/2027
  600066034     LIM                          8.250      .250    8.000     .0400     7.960     05/01/2027
  600066035     OLSON                        8.000      .250    7.750     .0400     7.710     05/01/2027
  600066036     MCDERMOTT                    7.875      .250    7.625     .0400     7.585     05/01/2027
  600066037     RICOTTA                      7.875      .250    7.625     .0400     7.585     05/01/2027
  600066038     GOLDEN                       7.875      .250    7.625     .0400     7.585     05/01/2027
  600066039     HEMBROUGH                    8.000      .250    7.750     .0400     7.710     05/01/2027
  600066040     WOLFORD                      8.000      .250    7.750     .0400     7.710     05/01/2027
  600066041     SOUSA                        7.875      .250    7.625     .0400     7.585     05/01/2027
  600066042     MCCLOSKEY                    7.750      .250    7.500     .0400     7.460     05/01/2027
  600066043     BROOKS                       8.250      .250    8.000     .0400     7.960     05/01/2027
  600066044     LOUIE                        8.000      .250    7.750     .0400     7.710     05/01/2027
  600066045     CRESCI                       8.000      .250    7.750     .0400     7.710     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600066032     EAGLETON                   4179354                    $2,302.26         3        06/01/1997             360
  600066033     LINDEGREN                  4179370                    $2,558.65                  06/01/1997             360
  600066034     LIM                        4179404                    $2,967.51                  06/01/1997             360
  600066035     OLSON                      4179560                    $1,907.79                  06/01/1997             360
  600066036     MCDERMOTT                  4180543                    $2,088.20         7        06/01/1997             360
  600066037     RICOTTA                    4180972                    $1,725.67                  06/01/1997             360
  600066038     GOLDEN                     4181038                    $1,866.33                  06/01/1997             360
  600066039     HEMBROUGH                  4181046                    $3,023.12                  06/01/1997             360
  600066040     WOLFORD                    4181061                    $1,915.79                  06/01/1997             360
  600066041     SOUSA                      4181251                    $1,812.68                  06/01/1997             360
  600066042     MCCLOSKEY                  4181277                    $2,662.19                  06/01/1997             360
  600066043     BROOKS                     4181442                    $1,941.28                  06/01/1997             360
  600066044     LOUIE                      4181566                    $3,480.98                  06/01/1997             360
  600066045     CRESCI                     4181574                    $1,696.47                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600066032     EAGLETON                    .00       .00       .00       .000        .250          .290      $340,500.00    N
  600066033     LINDEGREN                   .00       .00       .00       .000        .250          .290      $430,851.00    N
  600066034     LIM                         .00       .00       .00       .000        .250          .290      $525,000.00    N
  600066035     OLSON                       .00       .00       .00       .000        .250          .290      $325,000.00    N
  600066036     MCDERMOTT                   .00       .00       .00       .000        .250          .290      $320,000.00    N
  600066037     RICOTTA                     .00       .00       .00       .000        .250          .290      $325,000.00    N
  600066038     GOLDEN                      .00       .00       .00       .000        .250          .290      $321,830.00    N
  600066039     HEMBROUGH                   .00       .00       .00       .000        .250          .290      $515,000.00    N
  600066040     WOLFORD                     .00       .00       .00       .000        .250          .290      $326,365.00    N
  600066041     SOUSA                       .00       .00       .00       .000        .250          .290      $353,500.00    N
  600066042     MCCLOSKEY                   .00       .00       .00       .000        .250          .290      $464,586.00    N
  600066043     BROOKS                      .00       .00       .00       .000        .250          .290      $323,000.00    N
  600066044     LOUIE                       .00       .00       .00       .000        .250          .290      $593,000.00    N
  600066045     CRESCI                      .00       .00       .00       .000        .250          .290      $289,000.00    N


 (vlegal.ace v1.4)                                                 Page   30
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600066046     SPAETER                    3600  CALLE CANON          CALABASAS          CA     91302      $459,691.35
  600066047     DARIN                      1676  VALECROFT AVE        THOUSAND OA        CA     91361      $249,840.58
  600066049     NISHIMURA                  2900  ELM AVE              MANHATTAN B        CA     90266      $534,432.35
  600066050     ELY                        425  RIDGE GATE RD         ORINDA             CA     94563      $514,054.84
  600066051     KACKMAN                    1150N HILLVIEW DR          MILPITAS           CA     95035      $317,187.03
  600066052     KAISER                     3011SWVESTA ST             PORTLAND           OR     97219      $227,843.09
  600066053     WEXLER                     2733  COMSTOCK CIR         BELMONT            CA     94002      $449,682.39
  600066054     ROBINSON                   3401  PASEO DEL CAMPO      PALOS VERDE        CA     90274      $510,756.32
  600066056     RADOV                      834W 21ST ST               LOS ANGELES        CA     90731      $255,828.23
  600066057     HANYAK                     1108  OAKWOOD CIR          CLAYTON            CA     94517      $399,364.23
  600066058     OKI                        2174  AHAKU PL             HONOLULU           HI     96821      $395,720.50
  600066059     SMITH                      2011  NIODRARA DR          GLENDALE           CA     91208      $519,668.41
  600066060     ST AMAND                   10255  BANNOCKBURN DR      LOS ANGELES        CA     90064      $324,776.33
  600066061     SOROKO                     1041S GRAMERCY DR          LOS ANGELES        CA     90019      $233,093.49


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600066046     SPAETER                      8.000      .250    7.750     .0400     7.710     05/01/2027
  600066047     DARIN                        8.250      .250    8.000     .0400     7.960     05/01/2027
  600066049     NISHIMURA                    8.000      .250    7.750     .0400     7.710     05/01/2027
  600066050     ELY                          8.000      .250    7.750     .0400     7.710     05/01/2027
  600066051     KACKMAN                      8.000      .250    7.750     .0400     7.710     05/01/2027
  600066052     KAISER                       7.875      .250    7.625     .0400     7.585     05/01/2027
  600066053     WEXLER                       7.750      .250    7.500     .0400     7.460     05/01/2027
  600066054     ROBINSON                     8.000      .250    7.750     .0400     7.710     05/01/2027
  600066056     RADOV                        8.000      .250    7.750     .0400     7.710     05/01/2027
  600066057     HANYAK                       8.000      .250    7.750     .0400     7.710     05/01/2027
  600066058     OKI                          7.750      .250    7.500     .0400     7.460     05/01/2027
  600066059     SMITH                        8.250      .250    8.000     .0400     7.960     05/01/2027
  600066060     ST AMAND                     7.875      .250    7.625     .0400     7.585     05/01/2027
  600066061     SOROKO                       8.000      .250    7.750     .0400     7.710     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600066046     SPAETER                    4181681                    $3,375.32                  06/01/1997             360
  600066047     DARIN                      4181798                    $1,878.17                  06/01/1997             360
  600066049     NISHIMURA                  4182440                    $3,932.98                  06/01/1997             360
  600066050     ELY                        4182507                    $3,774.49                  06/01/1997             360
  600066051     KACKMAN                    4183141                    $2,328.97                  06/01/1997             360
  600066052     KAISER                     4183398                    $1,653.16                  06/01/1997             360
  600066053     WEXLER                     4183497                    $3,223.86                  06/01/1997             360
  600066054     ROBINSON                   4183661                    $3,751.01                  06/01/1997             360
  600066056     RADOV                      4183729                    $1,878.44                  06/01/1997             360
  600066057     HANYAK                     4183737                    $2,935.06                  06/01/1997             360
  600066058     OKI                        4184198                    $2,837.00                  06/01/1997             360
  600066059     SMITH                      4184321                    $3,906.59                  06/01/1997             360
  600066060     ST AMAND                   4184412                    $2,356.48                  06/01/1997             360
  600066061     SOROKO                     4184420                    $1,711.51         3        06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600066046     SPAETER                     .00       .00       .00       .000        .250          .290      $575,000.00    N
  600066047     DARIN                       .00       .00       .00       .000        .250          .290      $442,000.00    N
  600066049     NISHIMURA                   .00       .00       .00       .000        .250          .290      $670,000.00    N
  600066050     ELY                         .00       .00       .00       .000        .250          .290      $643,000.00    N
  600066051     KACKMAN                     .00       .00       .00       .000        .250          .290      $396,800.00    N
  600066052     KAISER                      .00       .00       .00       .000        .250          .290      $285,000.00    N
  600066053     WEXLER                      .00       .00       .00       .000        .250          .290      $685,000.00    N
  600066054     ROBINSON                    .00       .00       .00       .000        .250          .290      $639,000.00    N
  600066056     RADOV                       .00       .00       .00       .000        .250          .290      $320,000.00    N
  600066057     HANYAK                      .00       .00       .00       .000        .250          .290      $500,000.00    N
  600066058     OKI                         .00       .00       .00       .000        .250          .290      $495,000.00    N
  600066059     SMITH                       .00       .00       .00       .000        .250          .290      $650,000.00    N
  600066060     ST AMAND                    .00       .00       .00       .000        .250          .290      $687,500.00    N
  600066061     SOROKO                      .00       .00       .00       .000        .250          .290      $267,000.00    N


 (vlegal.ace v1.4)                                                 Page   31
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600066062     JAVITZ                     4652  NOBLE AVE            LOS ANGELES        CA     91403      $261,824.20
  600066063     STAPLETON                  11510  PALMS BLVD          LOS ANGELES        CA     90066      $219,852.38
  600066064     DONOHUE                    112  MAGNOLIA AVE          PIEDMONT           CA     94610      $313,989.18
  600066065     CHESEBOROUGH               11595  QUARTZ AVE          FOUNTAIN VA        CA     92708      $247,357.60
  600066066     HOPE                       579  OXFORD ST             SAN FRANCIS        CA     94134      $275,719.51
  600066067     RIFA                       6210E CLIFFWAY DR          ORANGE             CA     92669      $269,718.89
  600066068     TANNEHILL                  628  DUNHILL DR            DANVILLE           CA     94506      $289,415.33
  600066069     JOHNSON                    61  SUGARLOAF LN           ALAMO              CA     94507      $469,700.29
  600066070     TUNICK                     8032  OKEAN TER            LOS ANGELES        CA     90046      $379,763.80
  600066071     WHALIN                     15501  BRIARWOOD DR        SHERMAN OAK        CA     91401      $343,757.21
  600066072     SHARIM                     18616  TARZANA DR          LOS ANGELES        CA     91356      $359,752.25
  600066073     DANIS                      1515  5TH ST               MANHATTAN B        CA     90266      $399,731.61
  600066074     LEIBOWITZ                  12994  SPRING LAKE DR      COOPER CITY        FL     33330      $229,845.67
  600066075     HICKEY                     748  PARADISO CT #T        SOQUEL             CA     95073      $294,802.06


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600066062     JAVITZ                       8.000      .250    7.750     .0400     7.710     05/01/2027
  600066063     STAPLETON                    8.000      .250    7.750     .0400     7.710     05/01/2027
  600066064     DONOHUE                      8.000      .250    7.750     .0400     7.710     05/01/2027
  600066065     CHESEBOROUGH                 8.750      .250    8.500     .0400     8.460     05/01/2027
  600066066     HOPE                         8.125      .250    7.875     .0400     7.835     05/01/2027
  600066067     RIFA                         8.000      .250    7.750     .0400     7.710     05/01/2027
  600066068     TANNEHILL                    8.250      .250    8.000     .0400     7.960     05/01/2027
  600066069     JOHNSON                      8.250      .250    8.000     .0400     7.960     05/01/2027
  600066070     TUNICK                       8.375      .250    8.125     .0400     8.085     05/01/2027
  600066071     WHALIN                       7.750      .250    7.500     .0400     7.460     05/01/2027
  600066072     SHARIM                       7.875      .250    7.625     .0400     7.585     05/01/2027
  600066073     DANIS                        8.000      .250    7.750     .0400     7.710     05/01/2027
  600066074     LEIBOWITZ                    8.000      .250    7.750     .0400     7.710     05/01/2027
  600066075     HICKEY                       8.000      .250    7.750     .0400     7.710     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600066062     JAVITZ                     4184453                    $1,922.47                  06/01/1997             360
  600066063     STAPLETON                  4184495                    $1,614.29                  06/01/1997             360
  600066064     DONOHUE                    4185229                    $2,305.49                  06/01/1997             360
  600066065     CHESEBOROUGH               4185328                    $1,947.09        14        06/01/1997             360
  600066066     HOPE                       4185435                    $2,048.56                  06/01/1997             360
  600066067     RIFA                       4186052                    $1,980.44        12        06/01/1997             360
  600066068     TANNEHILL                  4186656                    $2,175.67                  06/01/1997             360
  600066069     JOHNSON                    4186722                    $3,530.96                  06/01/1997             360
  600066070     TUNICK                     4186938                    $2,888.28                  06/01/1997             360
  600066071     WHALIN                     4187183                    $2,464.46                  06/01/1997             360
  600066072     SHARIM                     4187209                    $2,610.25                  06/01/1997             360
  600066073     DANIS                      4187845                    $2,935.06                  06/01/1997             360
  600066074     LEIBOWITZ                  4188165                    $1,687.66         2        06/01/1997             360
  600066075     HICKEY                     4188363                    $2,164.61                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600066062     JAVITZ                      .00       .00       .00       .000        .250          .290      $327,500.00    N
  600066063     STAPLETON                   .00       .00       .00       .000        .250          .290      $320,000.00    N
  600066064     DONOHUE                     .00       .00       .00       .000        .250          .290      $392,800.00    N
  600066065     CHESEBOROUGH                .00       .00       .00       .000        .250          .290      $275,000.00    N
  600066066     HOPE                        .00       .00       .00       .000        .250          .290      $344,950.00    N
  600066067     RIFA                        .00       .00       .00       .000        .250          .290      $299,900.00    N
  600066068     TANNEHILL                   .00       .00       .00       .000        .250          .290      $362,000.00    N
  600066069     JOHNSON                     .00       .00       .00       .000        .250          .290      $630,000.00    N
  600066070     TUNICK                      .00       .00       .00       .000        .250          .290      $475,000.00    N
  600066071     WHALIN                      .00       .00       .00       .000        .250          .290      $438,450.00    N
  600066072     SHARIM                      .00       .00       .00       .000        .250          .290      $500,000.00    N
  600066073     DANIS                       .00       .00       .00       .000        .250          .290      $800,000.00    N
  600066074     LEIBOWITZ                   .00       .00       .00       .000        .250          .290      $255,990.00    N
  600066075     HICKEY                      .00       .00       .00       .000        .250          .290      $385,000.00    N


 (vlegal.ace v1.4)                                                 Page   32
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600066076     COFFEY                     E  4150  VIA DOLCE N 326   LOS ANGELES        CA     90292      $271,812.81
  600066077     RONALD                     7365  HIHN RD              BEN LOMAND         CA     95005      $278,826.58
  600066078     BURKS                      5968  VISTA DE LA LUZ      WOODLAND HI        CA     91367      $399,738.34
  600066079     RODRIGGS                   1295  CASA MARCIA PL       FREMONT            CA     94539      $264,831.02
  600066080     STEINHAUER                 25304  WELLS CT            STEVENSON R        CA     91381      $252,537.96
  600066081     MCKINNON                   941  MYRTLE ST             SAN JOSE           CA     95126      $305,799.83
  600066082     WONG                       5334  APO DR               HONOLULU           HI     96821      $399,738.34
  600066083     LEE                        7307  DUNBARTON AVE        LOS ANGELES        CA     90045      $472,248.66
  600066084     MURPHY                     24  EISENHOWER LN          COTO DE CAZ        CA     92679      $300,513.10
  600066085     MENESES                    365  AVENIDA               SAN JOSE           CA     95123      $219,766.78
  600066086     BUSTIOS                    21502  VICKY AVE           TORRANCE           CA     90503      $219,856.08
  600066087     LAZARO                     232W 64TH PL               INGLEWOOD          CA     90302      $232,605.33
  600066088     CALLAHAN                   11391  MAPLERIDGE CT       MOORPARK           CA     93021      $286,592.40
  600066090     BAYER                      8121  DELGANY AVE          LOS ANGELES        CA     90293      $419,718.18


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600066076     COFFEY                       7.875      .250    7.625     .0400     7.585     05/01/2027
  600066077     RONALD                       8.375      .250    8.125     .0400     8.085     05/01/2027
  600066078     BURKS                        8.125      .250    7.875     .0400     7.835     05/01/2027
  600066079     RODRIGGS                     8.250      .250    8.000     .0400     7.960     05/01/2027
  600066080     STEINHAUER                   8.250      .250    8.000     .0400     7.960     05/01/2027
  600066081     MCKINNON                     8.125      .250    7.875     .0400     7.835     05/01/2027
  600066082     WONG                         8.125      .250    7.875     .0400     7.835     05/01/2027
  600066083     LEE                          8.250      .250    8.000     .0400     7.960     05/01/2027
  600066084     MURPHY                       8.375      .250    8.125     .0400     8.085     05/01/2027
  600066085     MENESES                      8.500      .250    8.250     .0400     8.210     05/01/2027
  600066086     BUSTIOS                      8.125      .250    7.875     .0400     7.835     05/01/2027
  600066087     LAZARO                       8.375      .250    8.125     .0400     8.085     05/01/2027
  600066088     CALLAHAN                     8.125      .250    7.875     .0400     7.835     05/01/2027
  600066090     BAYER                        8.000      .250    7.750     .0400     7.710     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600066076     COFFEY                     4188397                    $1,972.19                  06/01/1997             360
  600066077     RONALD                     4188405                    $2,120.61        12        06/01/1997             360
  600066078     BURKS                      4188835                    $2,969.99                  06/01/1997             360
  600066079     RODRIGGS                   4188967                    $1,990.86                  06/01/1997             360
  600066080     STEINHAUER                 4189155                    $1,898.46         7        06/01/1997             360
  600066081     MCKINNON                   4189650                    $2,272.05         3        06/01/1997             360
  600066082     WONG                       4190344                    $2,969.99                  06/01/1997             360
  600066083     LEE                        4190609                    $3,550.12                  06/01/1997             360
  600066084     MURPHY                     4190617                    $2,285.54                  06/01/1997             360
  600066085     MENESES                    4190682                    $1,690.85         3        06/01/1997             360
  600066086     BUSTIOS                    4192043                    $1,633.50                  06/01/1997             360
  600066087     LAZARO                     4192068                    $1,769.07        14        06/01/1997             360
  600066088     CALLAHAN                   4192878                    $2,129.34        12        06/01/1997             360
  600066090     BAYER                      4193397                    $3,081.82                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600066076     COFFEY                      .00       .00       .00       .000        .250          .290      $340,000.00    N
  600066077     RONALD                      .00       .00       .00       .000        .250          .290      $310,000.00    N
  600066078     BURKS                       .00       .00       .00       .000        .250          .290      $500,000.00    N
  600066079     RODRIGGS                    .00       .00       .00       .000        .250          .290      $382,500.00    N
  600066080     STEINHAUER                  .00       .00       .00       .000        .250          .290      $266,000.00    N
  600066081     MCKINNON                    .00       .00       .00       .000        .250          .290      $340,000.00    N
  600066082     WONG                        .00       .00       .00       .000        .250          .290      $515,000.00    N
  600066083     LEE                         .00       .00       .00       .000        .250          .290      $590,732.00    N
  600066084     MURPHY                      .00       .00       .00       .000        .250          .290      $375,982.00    N
  600066085     MENESES                     .00       .00       .00       .000        .250          .290      $231,500.00    N
  600066086     BUSTIOS                     .00       .00       .00       .000        .250          .290      $275,000.00    N
  600066087     LAZARO                      .00       .00       .00       .000        .250          .290      $245,000.00    N
  600066088     CALLAHAN                    .00       .00       .00       .000        .250          .290      $319,000.00    N
  600066090     BAYER                       .00       .00       .00       .000        .250          .290      $800,000.00    N


 (vlegal.ace v1.4)                                                 Page   33
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600066091     THOMAS                     584  RIVER HILLS CT        SIMI VALLEY        CA     93065      $429,725.80
  600066092     ROUSH                      7142  BLUE SAILS DR        HUNTINGTON         CA     92647      $231,844.33
  600066093     LOGAN                      59  ARENAS CT              SAN RAMON          CA     94583      $234,442.58
  600066094     DOERR                      174  HUDSON ST             REDWOOD CIT        CA     94062      $340,565.46
  600066095     DEWBERRY                   1701  BUSHNELL AVE         SOUTH PASAD        CA     91030      $317,802.34
  600066096     MILLIGAN                   1454  CALIFORNIA ST 6      SAN FRANCIS        CA     94109      $239,838.96
  600066097     FODOR JR                   22262W SAN JOAQUIN DR      CANYON LAKE        CA     92587      $318,796.58
  600066098     HAMILTON                   41 543  KALANIANAOLE       WAIMANALO          HI     96795      $979,342.43
  600066099     BELL                       14313SE266TH ST            KENT               WA     98042      $338,189.66
  600066100     CANALES                    6225  LOCKHILL RD          SAN ANTONIO        TX     78240      $287,000.00
  600066101     MARTIN                     20715  TOMLEE AVE          TORRANCE           CA     90503      $233,597.09
  600066102     BOSTEL                     4457  KEYSTONE AVE         CULVER CITY        CA     90232      $225,452.42
  600066103     STENSON                    2820  PRUNERIDGE AVE       SANTA CLARA        CA     95051      $310,186.38
  600066104     WOODARD                    1630  CREST HILL WAY       GILROY             CA     95020      $255,823.82


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600066091     THOMAS                       8.250      .250    8.000     .0400     7.960     05/01/2027
  600066092     ROUSH                        8.000      .250    7.750     .0400     7.710     05/01/2027
  600066093     LOGAN                        8.000      .250    7.750     .0400     7.710     05/01/2027
  600066094     DOERR                        7.875      .250    7.625     .0400     7.585     05/01/2027
  600066095     DEWBERRY                     8.375      .250    8.125     .0400     8.085     05/01/2027
  600066096     MILLIGAN                     8.000      .250    7.750     .0400     7.710     05/01/2027
  600066097     FODOR JR                     8.250      .250    8.000     .0400     7.960     05/01/2027
  600066098     HAMILTON                     8.000      .250    7.750     .0400     7.710     05/01/2027
  600066099     BELL                         8.375      .250    8.125     .0400     8.085     05/01/2027
  600066100     CANALES                      8.500      .250    8.250     .0400     8.210     06/01/2027
  600066101     MARTIN                       8.125      .250    7.875     .0400     7.835     05/01/2027
  600066102     BOSTEL                       8.125      .250    7.875     .0400     7.835     05/01/2027
  600066103     STENSON                      7.875      .250    7.625     .0400     7.585     05/01/2027
  600066104     WOODARD                      7.875      .250    7.625     .0400     7.585     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600066091     THOMAS                     4193447                    $3,230.45                  06/01/1997             360
  600066092     ROUSH                      4193900                    $1,702.34                  06/01/1997             360
  600066093     LOGAN                      4194163                    $1,721.42                  06/01/1997             360
  600066094     DOERR                      4194577                    $2,471.04                  06/01/1997             360
  600066095     DEWBERRY                   4195202                    $2,417.04                  06/01/1997             360
  600066096     MILLIGAN                   4195533                    $1,761.04                  06/01/1997             360
  600066097     FODOR JR                   4195574                    $2,396.55                  06/01/1997             360
  600066098     HAMILTON                   4195590                    $7,190.90                  06/01/1997             360
  600066099     BELL                       4195749                    $2,572.09        19        06/01/1997             360
  600066100     CANALES                    4196002                    $2,206.79                  06/01/1997             360
  600066101     MARTIN                     4196044                    $1,735.59        14        06/01/1997             360
  600066102     BOSTEL                     4196234                    $1,675.08                  06/01/1997             360
  600066103     STENSON                    4196564                    $2,250.62                  06/01/1997             360
  600066104     WOODARD                    4196572                    $1,856.18                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600066091     THOMAS                      .00       .00       .00       .000        .250          .290      $680,000.00    N
  600066092     ROUSH                       .00       .00       .00       .000        .250          .290      $290,000.00    N
  600066093     LOGAN                       .00       .00       .00       .000        .250          .290      $317,000.00    N
  600066094     DOERR                       .00       .00       .00       .000        .250          .290      $426,000.00    N
  600066095     DEWBERRY                    .00       .00       .00       .000        .250          .290      $415,000.00    N
  600066096     MILLIGAN                    .00       .00       .00       .000        .250          .290      $300,000.00    N
  600066097     FODOR JR                    .00       .00       .00       .000        .250          .290      $600,000.00    N
  600066098     HAMILTON                    .00       .00       .00       .000        .250          .290    $1,400,000.00    N
  600066099     BELL                        .00       .00       .00       .000        .250          .290      $405,000.00    N
  600066100     CANALES                     .00       .00       .00       .000        .250          .290      $360,000.00    N
  600066101     MARTIN                      .00       .00       .00       .000        .250          .290      $275,000.00    N
  600066102     BOSTEL                      .00       .00       .00       .000        .250          .290      $282,000.00    N
  600066103     STENSON                     .00       .00       .00       .000        .250          .290      $388,000.00    N
  600066104     WOODARD                     .00       .00       .00       .000        .250          .290      $320,000.00    N


 (vlegal.ace v1.4)                                                 Page   34
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600066105     DAVISON                    5594  LOS ROBLES           LA VERNE           CA     91750      $237,352.37
  600066106     HUI                        9566  PENTLAND ST          TEMPLE CITY        CA     91780      $242,848.96
  600066107     MCCLOSKEY                  4  PACIFIC DR              NOVATO             CA     94949      $321,405.17
  600066109     FRETTI                     5321  BUENA MESA CT        CAMARILLO          CA     93012      $228,018.73
  600066110     GORDON                     1927  MEADOW VIEW CT       THOUSAND OA        CA     91360      $253,833.84
  600066111     OCHOA                      788  BROOKSIDE DR          DANVILLE           CA     94526      $297,809.97
  600066113     MERRITT                    14744  CAMINITO PUNTA      DEL MAR            CA     92014      $314,799.14
  600066114     SCEFONAS                   2309  LANYARD PL           CARLSBAD           CA     92008      $251,797.37
  600066115     TALVOLA                    1779  BROOKS ST            SAN MATEO          CA     94403      $255,759.47
  600066116     MARTINEZ                   444  YALE AVE              KENSINGTON         CA     94708      $299,793.54
  600066117     LA GROW                    50  BRIGMORE AISLE         IRVINE             CA     92612      $296,475.93
  600066118     JACOBY                     24040  HILLHURST DR        LOS ANGELES        CA     91304      $416,747.38
  600066119     OBERMAN                    3562  AMBER DR             SAN JOSE           CA     95117      $355,772.99
  600066120     TAPIZ                      40  CARNEROS RD            AROMAS             CA     95004      $231,450.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600066105     DAVISON                      8.375      .250    8.125     .0400     8.085     05/01/2027
  600066106     HUI                          8.375      .250    8.125     .0400     8.085     05/01/2027
  600066107     MCCLOSKEY                    8.500      .250    8.250     .0400     8.210     05/01/2027
  600066109     FRETTI                       8.750      .250    8.500     .0400     8.460     05/01/2027
  600066110     GORDON                       8.125      .250    7.875     .0400     7.835     05/01/2027
  600066111     OCHOA                        8.250      .250    8.000     .0400     7.960     05/01/2027
  600066113     MERRITT                      8.250      .250    8.000     .0400     7.960     05/01/2027
  600066114     SCEFONAS                     8.500      .250    8.250     .0400     8.210     05/01/2027
  600066115     TALVOLA                      8.250      .250    8.000     .0400     7.960     05/01/2027
  600066116     MARTINEZ                     7.875      .250    7.625     .0400     7.585     05/01/2027
  600066117     LA GROW                      8.125      .250    7.875     .0400     7.835     05/01/2027
  600066118     JACOBY                       8.500      .250    8.250     .0400     8.210     05/01/2027
  600066119     OBERMAN                      8.250      .250    8.000     .0400     7.960     05/01/2027
  600066120     TAPIZ                        8.375      .250    8.125     .0400     8.085     06/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600066105     DAVISON                    4196671                    $1,805.18        12        06/01/1997             360
  600066106     HUI                        4196846                    $1,846.98         3        06/01/1997             360
  600066107     MCCLOSKEY                  4198016                    $2,472.83                  06/01/1997             360
  600066109     FRETTI                     4198461                    $1,794.86         3        06/01/1997             360
  600066110     GORDON                     4198479                    $1,885.95                  06/01/1997             360
  600066111     OCHOA                      4198560                    $2,238.78                  06/01/1997             360
  600066113     MERRITT                    4199105                    $2,366.49                  06/01/1997             360
  600066114     SCEFONAS                   4199113                    $1,937.28        14        06/01/1997             360
  600066115     TALVOLA                    4199246                    $1,923.25                  06/01/1997             360
  600066116     MARTINEZ                   4199329                    $2,175.21                  06/01/1997             360
  600066117     LA GROW                    4199535                    $2,202.77        12        06/01/1997             360
  600066118     JACOBY                     4199741                    $3,206.37                  06/01/1997             360
  600066119     OBERMAN                    4199915                    $2,674.51                  06/01/1997             360
  600066120     TAPIZ                      4200085                    $1,759.19         3        06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600066105     DAVISON                     .00       .00       .00       .000        .250          .290      $250,000.00    N
  600066106     HUI                         .00       .00       .00       .000        .250          .290      $270,000.00    N
  600066107     MCCLOSKEY                   .00       .00       .00       .000        .250          .290      $402,000.00    N
  600066109     FRETTI                      .00       .00       .00       .000        .250          .290      $253,000.00    N
  600066110     GORDON                      .00       .00       .00       .000        .250          .290      $317,500.00    N
  600066111     OCHOA                       .00       .00       .00       .000        .250          .290      $390,000.00    N
  600066113     MERRITT                     .00       .00       .00       .000        .250          .290      $500,000.00    N
  600066114     SCEFONAS                    .00       .00       .00       .000        .250          .290      $279,990.00    N
  600066115     TALVOLA                     .00       .00       .00       .000        .250          .290      $320,000.00    N
  600066116     MARTINEZ                    .00       .00       .00       .000        .250          .290      $875,000.00    N
  600066117     LA GROW                     .00       .00       .00       .000        .250          .290      $330,000.00    N
  600066118     JACOBY                      .00       .00       .00       .000        .250          .290      $530,000.00    N
  600066119     OBERMAN                     .00       .00       .00       .000        .250          .290      $445,000.00    N
  600066120     TAPIZ                       .00       .00       .00       .000        .250          .290      $257,500.00    N


 (vlegal.ace v1.4)                                                 Page   35
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600066121     SKANE                      2730  MATTHEWS DR          TUSTIN             CA     92782      $328,201.05
  600066122     EAGAN                      1343  MOSELLE CT           LIVERMORE          CA     94550      $349,782.45
  600066124     SNOWDEN                    3366  TAYLOR RD            CARMEL             CA     93923      $304,000.00
  600066125     MANISCALCO                 1010  D STREET             PETALUMA           CA     94952      $247,845.85
  600066126     ALLEN                      11785  BLOOMINGTON WAY     DUBLIN             CA     94568      $222,350.70
  600066127     ROBERTSON                  1089  DANIELLE DR          COSTA MESA         CA     92626      $241,841.69
  600066128     MOYAL                      11267  CHAMPAGNE CT        DUBLIN             CA     94568      $322,999.11
  600066129     CAHILL                     390  FERNWOOD DR           MORAGA             CA     94556      $364,000.00
  600066130     JENNINGS                   14  TIPTOE LN              BURLINGAME         CA     94010      $324,776.33
  600066131     UDIN                       1625  MOLITOR RD           BELMONT            CA     94002      $308,787.34
  600066132     PANOS                      E   505  COURT WAY         APTOS              CA     95003      $259,829.92
  600066133     VRANICH                    795  COFFEEWOOD CT         SAN JOSE           CA     95120      $349,771.04
  600066134     KAU                        18189  COLONNADES PL       SAN DIEGO          CA     92128      $269,832.18
  600066135     GREENBLATT                 15181  MULHOLLAND DR       LOS ANGELES        CA     90077      $460,932.56


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600066121     SKANE                        8.500      .250    8.250     .0400     8.210     05/01/2027
  600066122     EAGAN                        8.375      .250    8.125     .0400     8.085     05/01/2027
  600066124     SNOWDEN                      8.000      .250    7.750     .0400     7.710     06/01/2027
  600066125     MANISCALCO                   8.375      .250    8.125     .0400     8.085     05/01/2027
  600066126     ALLEN                        8.000      .250    7.750     .0400     7.710     05/01/2027
  600066127     ROBERTSON                    8.125      .250    7.875     .0400     7.835     05/01/2027
  600066128     MOYAL                        8.375      .250    8.125     .0400     8.085     05/01/2027
  600066129     CAHILL                       8.000      .250    7.750     .0400     7.710     06/01/2027
  600066130     JENNINGS                     7.875      .250    7.625     .0400     7.585     05/01/2027
  600066131     UDIN                         7.875      .250    7.625     .0400     7.585     05/01/2027
  600066132     PANOS                        8.125      .250    7.875     .0400     7.835     05/01/2027
  600066133     VRANICH                      8.125      .250    7.875     .0400     7.835     05/01/2027
  600066134     KAU                          8.375      .250    8.125     .0400     8.085     05/01/2027
  600066135     GREENBLATT                   7.875      .250    7.625     .0400     7.585     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600066121     SKANE                      4200192                    $2,525.12        14        06/01/1997             360
  600066122     EAGAN                      4200275                    $2,660.26                  06/01/1997             360
  600066124     SNOWDEN                    4200374                    $2,230.65                  06/01/1997             360
  600066125     MANISCALCO                 4200960                    $1,884.98                  06/01/1997             360
  600066126     ALLEN                      4201026                    $1,632.63                  06/01/1997             360
  600066127     ROBERTSON                  4201745                    $1,796.85                  06/01/1997             360
  600066128     MOYAL                      4201877                    $2,456.56                  06/01/1997             360
  600066129     CAHILL                     4201950                    $2,670.91                  06/01/1997             360
  600066130     JENNINGS                   4202057                    $2,356.48                  06/01/1997             360
  600066131     UDIN                       4202099                    $2,240.47                  06/01/1997             360
  600066132     PANOS                      4202115                    $1,930.50                  06/01/1997             360
  600066133     VRANICH                    4202131                    $2,598.75        12        06/01/1997             360
  600066134     KAU                        4202297                    $2,052.20                  06/01/1997             360
  600066135     GREENBLATT                 4202313                    $3,344.39                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600066121     SKANE                       .00       .00       .00       .000        .250          .290      $364,909.00    N
  600066122     EAGAN                       .00       .00       .00       .000        .250          .290      $499,000.00    N
  600066124     SNOWDEN                     .00       .00       .00       .000        .250          .290      $380,000.00    N
  600066125     MANISCALCO                  .00       .00       .00       .000        .250          .290      $310,000.00    N
  600066126     ALLEN                       .00       .00       .00       .000        .250          .290      $317,500.00    N
  600066127     ROBERTSON                   .00       .00       .00       .000        .250          .290      $302,500.00    N
  600066128     MOYAL                       .00       .00       .00       .000        .250          .290      $404,000.00    N
  600066129     CAHILL                      .00       .00       .00       .000        .250          .290      $455,000.00    N
  600066130     JENNINGS                    .00       .00       .00       .000        .250          .290      $645,000.00    N
  600066131     UDIN                        .00       .00       .00       .000        .250          .290      $405,000.00    N
  600066132     PANOS                       .00       .00       .00       .000        .250          .290      $325,000.00    N
  600066133     VRANICH                     .00       .00       .00       .000        .250          .290      $415,000.00    N
  600066134     KAU                         .00       .00       .00       .000        .250          .290      $360,000.00    N
  600066135     GREENBLATT                  .00       .00       .00       .000        .250          .290      $615,000.00    N


 (vlegal.ace v1.4)                                                 Page   36
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600066136     CAUGHLIN                   3022  GLENWOOD CIR         TORRANCE           CA     90505      $319,806.14
  600066137     BRUSS                      857  MARYLAND ST           EL SEGUNDO         CA     90245      $274,324.96
  600066138     HOUSTON                    3002  3RD ST #210          SANTA MONIC        CA     90405      $290,210.03
  600066139     GITNICK                    1922  HAVEMEYER LN         REDONDO BEA        CA     90278      $256,840.26
  600066140     IMANI                      256S EL CAMINO DR          BEVERLY HIL        CA     90212      $576,632.07
  600066141     WEBER                      1115  19TH ST #7           SANTA MONIC        CA     90403      $239,838.96
  600066142     MCCLANAHAN                 2088  VINTAGE LN           LIVERMORE          CA     94550      $359,616.88
  600066143     BECKETT                    10409  SALINAS CIR         FOUNTAIN VA        CA     92708      $215,858.70
  600066144     NARAMORE                   5501  CHINA POINT          LONG BEACH         CA     90803      $344,000.00
  600066145     HIGGINS                    801  CASTRO ST             SAN FRANCIS        CA     94114      $312,600.53
  600066147     LANGILLE                   120  BEACHVIEW AVE         PACIFICA           CA     94044      $222,165.33
  600066148     MORRIS                     11391  FOSTER RD           LOS ALAMITO        CA     90720      $259,838.39
  600066149     VOGT                       5540  NORTON ST            TORRANCE           CA     90503      $392,543.05
  600066150     GARNETT                    3418  CORINTH AVE          LOS ANGELES        CA     90066      $299,803.75


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600066136     CAUGHLIN                     8.500      .250    8.250     .0400     8.210     05/01/2027
  600066137     BRUSS                        8.250      .250    8.000     .0400     7.960     05/01/2027
  600066138     HOUSTON                      8.125      .250    7.875     .0400     7.835     05/01/2027
  600066139     GITNICK                      8.375      .250    8.125     .0400     8.085     05/01/2027
  600066140     IMANI                        8.250      .250    8.000     .0400     7.960     05/01/2027
  600066141     WEBER                        8.000      .250    7.750     .0400     7.710     05/01/2027
  600066142     MCCLANAHAN                   8.500      .250    8.250     .0400     8.210     05/01/2027
  600066143     BECKETT                      8.125      .250    7.875     .0400     7.835     05/01/2027
  600066144     NARAMORE                     8.125      .250    7.875     .0400     7.835     06/01/2027
  600066145     HIGGINS                      8.250      .250    8.000     .0400     7.960     05/01/2027
  600066147     LANGILLE                     8.500      .250    8.250     .0400     8.210     05/01/2027
  600066148     MORRIS                       8.375      .250    8.125     .0400     8.085     05/01/2027
  600066149     VOGT                         8.125      .250    7.875     .0400     7.835     05/01/2027
  600066150     GARNETT                      8.125      .250    7.875     .0400     7.835     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600066136     CAUGHLIN                   4202396                    $2,460.53                  06/01/1997             360
  600066137     BRUSS                      4202453                    $2,062.23        14        06/01/1997             360
  600066138     HOUSTON                    4202537                    $2,156.22                  06/01/1997             360
  600066139     GITNICK                    4203725                    $1,953.39                  06/01/1997             360
  600066140     IMANI                      4203741                    $4,334.81                  06/01/1997             360
  600066141     WEBER                      4203816                    $1,761.04                  06/01/1997             360
  600066142     MCCLANAHAN                 4204053                    $2,768.09                  06/01/1997             360
  600066143     BECKETT                    4204525                    $1,603.80                  06/01/1997             360
  600066144     NARAMORE                   4205027                    $2,554.20                  06/01/1997             360
  600066145     HIGGINS                    4206397                    $2,349.97                  06/01/1997             360
  600066147     LANGILLE                   4207726                    $1,709.30         3        06/01/1997             360
  600066148     MORRIS                     4208203                    $1,976.19                  06/01/1997             360
  600066149     VOGT                       4208773                    $2,916.53                  06/01/1997             360
  600066150     GARNETT                    4208989                    $2,227.50                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600066136     CAUGHLIN                    .00       .00       .00       .000        .250          .290      $420,000.00    N
  600066137     BRUSS                       .00       .00       .00       .000        .250          .290      $305,000.00    N
  600066138     HOUSTON                     .00       .00       .00       .000        .250          .290      $363,000.00    N
  600066139     GITNICK                     .00       .00       .00       .000        .250          .290      $362,000.00    N
  600066140     IMANI                       .00       .00       .00       .000        .250          .290      $789,000.00    N
  600066141     WEBER                       .00       .00       .00       .000        .250          .290      $310,000.00    N
  600066142     MCCLANAHAN                  .00       .00       .00       .000        .250          .290      $480,000.00    N
  600066143     BECKETT                     .00       .00       .00       .000        .250          .290      $270,000.00    N
  600066144     NARAMORE                    .00       .00       .00       .000        .250          .290      $430,000.00    N
  600066145     HIGGINS                     .00       .00       .00       .000        .250          .290      $391,000.00    N
  600066147     LANGILLE                    .00       .00       .00       .000        .250          .290      $247,000.00    N
  600066148     MORRIS                      .00       .00       .00       .000        .250          .290      $340,000.00    N
  600066149     VOGT                        .00       .00       .00       .000        .250          .290      $491,000.00    N
  600066150     GARNETT                     .00       .00       .00       .000        .250          .290      $375,000.00    N


 (vlegal.ace v1.4)                                                 Page   37
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600066151     REED                       10759  WYSTONE AVE         NORTHRIDGE         CA     91326      $256,044.79
  600066152     LEBARON JR II              804  CALLE LAGASCA         CHULA VISTA        CA     91910      $247,737.83
  600066153     MIZRAHI                    9709  CRESTA DR            LOS ANGELES        CA     90035      $316,287.63
  600066154     KOVACS                     2136  WALES DR             ENCINITAS          CA     92007      $270,000.00
  600067192     Ross                       116 18TH STREET            HUNTINGTON BEAC    CA     92648      $306,000.00
  600067193     Schumacher                 624 SIERRA STREET          EL SEGUNDO         CA     90045      $472,000.00
  600067194     Curdes                     633 2ND STREET             HERMOSA BEACH      CA     90254      $280,000.00
  600067195     Colletta                   1147 FLAMINGO STREET       GLENDORA           CA     91741      $275,000.00
  600067196     Hildebrandt                272 CRESTVIEW AVENUE       MARTINEZ           CA     94553      $219,000.00
  600067197     Kovaric                    8341 GEORGETOWN AVENU      LOS ANGELES        CA     90045      $231,000.00
  600067198     Jacobsen                   28953 CRESTRIDGE ROAD      RANCHO PALOS VE    CA     90275      $360,000.00
  600067199     Mucci                      348 OXFORD DRIVE           ARCADIA            CA     91007      $315,000.00
  600067200     Richardson                 3540 RIDGEFORD DRIVE       WESTLAKE VILLAG    CA     91361      $364,767.25
  600067201     Morov                      118 STRAND STREET          SANTA MONICA       CA     90405      $256,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600066151     REED                         8.500      .250    8.250     .0400     8.210     05/01/2027
  600066152     LEBARON JR II                8.125      .250    7.875     .0400     7.835     05/01/2027
  600066153     MIZRAHI                      8.000      .250    7.750     .0400     7.710     05/01/2027
  600066154     KOVACS                       8.375      .250    8.125     .0400     8.085     06/01/2027
  600067192     Ross                         7.750      .250    7.500     .0400     7.460     06/01/2027
  600067193     Schumacher                   7.875      .250    7.625     .0400     7.585     06/01/2027
  600067194     Curdes                       7.750      .250    7.500     .0400     7.460     06/01/2027
  600067195     Colletta                     8.250      .250    8.000     .0400     7.960     06/01/2027
  600067196     Hildebrandt                  7.875      .250    7.625     .0400     7.585     06/01/2027
  600067197     Kovaric                      7.875      .250    7.625     .0400     7.585     06/01/2027
  600067198     Jacobsen                     7.875      .250    7.625     .0400     7.585     06/01/2027
  600067199     Mucci                        7.875      .250    7.625     .0400     7.585     06/01/2027
  600067200     Richardson                   8.250      .250    8.000     .0400     7.960     05/01/2027
  600067201     Morov                        8.000      .250    7.750     .0400     7.710     06/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600066151     REED                       4209193                    $1,969.96        12        06/01/1997             360
  600066152     LEBARON JR II              4209342                    $1,840.66                  06/01/1997             360
  600066153     MIZRAHI                    4211728                    $2,322.37                  06/01/1997             360
  600066154     KOVACS                     4220687                    $2,052.20                  06/01/1997             360
  600067192     Ross                       4120275                    $2,192.23                  06/01/1997             360
  600067193     Schumacher                 4133237                    $3,422.33                  06/01/1997             360
  600067194     Curdes                     4146734                    $2,005.96                  06/01/1997             360
  600067195     Colletta                   4149902                    $2,065.99                  06/01/1997             360
  600067196     Hildebrandt                4164687                    $1,587.91                  06/01/1997             360
  600067197     Kovaric                    4167003                    $1,674.92                  06/01/1997             360
  600067198     Jacobsen                   4170312                    $2,610.25                  06/01/1997             360
  600067199     Mucci                      4171823                    $2,283.97                  06/01/1997             360
  600067200     Richardson                 4171856                    $2,742.13                  06/01/1997             360
  600067201     Morov                      4174033                    $1,878.44                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600066151     REED                        .00       .00       .00       .000        .250          .290      $269,750.00    N
  600066152     LEBARON JR II               .00       .00       .00       .000        .250          .290      $309,900.00    N
  600066153     MIZRAHI                     .00       .00       .00       .000        .250          .290      $420,000.00    N
  600066154     KOVACS                      .00       .00       .00       .000        .250          .290      $360,000.00    N
  600067192     Ross                                                                                          $382,500.00    N
  600067193     Schumacher                                                                                    $590,000.00    N
  600067194     Curdes                                                                                        $350,000.00    N
  600067195     Colletta                                                                                      $450,000.00    N
  600067196     Hildebrandt                                                                                   $273,818.00    N
  600067197     Kovaric                                                                                       $300,000.00    N
  600067198     Jacobsen                                                                                      $630,000.00    N
  600067199     Mucci                                                                                         $420,000.00    N
  600067200     Richardson                                                                                    $515,000.00    N
  600067201     Morov                                                                                         $320,000.00    N


 (vlegal.ace v1.4)                                                 Page   38
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600067202     Powell                     233 YALE AVENUE            KENSINGTON         CA     94708      $306,000.00
  600067203     Dains                      2889 ADELINE DRIVE         BURLINGAME         CA     94010      $412,500.00
  600067204     Pacheco                    4048 MARBLEHEAD COURT      SAN RAMON          CA     94583      $340,000.00
  600067206     Lambesis                   4552 VISTA DE LA TIER      DEL MAR            CA     92014      $560,000.00
  600067207     Ramos                      363 AVENIDA DE ROYALE      THOUSAND OAKS      CA     91362      $225,150.00
  600067208     Ruchman                    351 AVENIDA DE ROYALE      THOUSAND OAKS      CA     91362      $231,250.00
  600067209     Parsanian                  1447 ARDMORE AVENUE        GLENDALE           CA     91202      $230,800.00
  600067210     Van Eeghen                 493 HILLGREEN DRIVE        BEVERLY HILLS      CA     90212      $408,000.00
  600067212     Tomkins                    2015 DIANA LANE            NEWPORT BEACH      CA     92660      $293,200.00
  600067213     Bamman                     17571 SOUTHEAST 56TH       BELLEVUE           WA     98006      $260,000.00
  600067214     Donato                     261 NORTH BARFIELD DR      MARCO ISLAND       FL     34145      $346,500.00
  600067215     Kott                       4843 ALMONDWOOD WAY        SAN DIEGO          CA     92130      $283,900.00
  600067216     Andreani                   5809 BRIARTREE DRIVE       LA CANADA-FLINT    CA     91011      $368,000.00
  600067218     Chupack                    21 QUARTERDECK NO. A       LOS ANGELES        CA     90292      $532,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600067202     Powell                       8.250      .250    8.000     .0400     7.960     06/01/2027
  600067203     Dains                        8.250      .250    8.000     .0400     7.960     06/01/2027
  600067204     Pacheco                      8.000      .250    7.750     .0400     7.710     06/01/2027
  600067206     Lambesis                     8.000      .250    7.750     .0400     7.710     06/01/2027
  600067207     Ramos                        8.250      .250    8.000     .0400     7.960     06/01/2027
  600067208     Ruchman                      8.250      .250    8.000     .0400     7.960     06/01/2027
  600067209     Parsanian                    8.500      .250    8.250     .0400     8.210     06/01/2027
  600067210     Van Eeghen                   8.000      .250    7.750     .0400     7.710     06/01/2027
  600067212     Tomkins                      7.750      .250    7.500     .0400     7.460     06/01/2027
  600067213     Bamman                       7.750      .250    7.500     .0400     7.460     06/01/2027
  600067214     Donato                       8.125      .250    7.875     .0400     7.835     06/01/2027
  600067215     Kott                         8.250      .250    8.000     .0400     7.960     06/01/2027
  600067216     Andreani                     8.375      .250    8.125     .0400     8.085     06/01/2027
  600067218     Chupack                      8.125      .250    7.875     .0400     7.835     06/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600067202     Powell                     4174124                    $2,298.88                  06/01/1997             360
  600067203     Dains                      4174215                    $3,098.98                  06/01/1997             360
  600067204     Pacheco                    4175147                    $2,494.80                  06/01/1997             360
  600067206     Lambesis                   4177515                    $4,109.09                  06/01/1997             360
  600067207     Ramos                      4177630                    $1,691.48        12        06/01/1997             360
  600067208     Ruchman                    4177663                    $1,737.31        12        06/01/1997             360
  600067209     Parsanian                  4177929                    $1,774.66                  06/01/1997             360
  600067210     Van Eeghen                 4178182                    $2,993.76                  06/01/1997             360
  600067212     Tomkins                    4179685                    $2,100.53                  06/01/1997             360
  600067213     Bamman                     4180360                    $1,862.68                  06/01/1997             360
  600067214     Donato                     4180386                    $2,572.76         7        06/01/1997             360
  600067215     Kott                       4181004                    $2,132.85                  06/01/1997             360
  600067216     Andreani                   4181772                    $2,797.07                  06/01/1997             360
  600067218     Chupack                    4183869                    $3,950.09                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600067202     Powell                                                                                        $382,500.00    N
  600067203     Dains                                                                                         $550,000.00    N
  600067204     Pacheco                                                                                       $510,000.00    N
  600067206     Lambesis                                                                                      $700,000.00    N
  600067207     Ramos                                                                                         $237,000.00    N
  600067208     Ruchman                                                                                       $256,950.00    N
  600067209     Parsanian                                                                                     $288,500.00    N
  600067210     Van Eeghen                                                                                    $510,000.00    N
  600067212     Tomkins                                                                                       $366,500.00    N
  600067213     Bamman                                                                                        $420,000.00    N
  600067214     Donato                                                                                        $385,000.00    N
  600067215     Kott                                                                                          $354,899.00    N
  600067216     Andreani                                                                                      $460,000.00    N
  600067218     Chupack                                                                                       $665,000.00    N


 (vlegal.ace v1.4)                                                 Page   39
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600067219     Vellutini                  11500 SAN VICENTE BLV      LOS ANGELES        CA     90049      $339,783.19
  600067220     Wright                     3761 GOODLAND AVENUE       LOS ANGELES        CA     91604      $343,350.00
  600067221     Pellegrini                 4615 SAN FELICIANO DR      LOS ANGELES        CA     91364      $267,500.00
  600067222     Freeman                    2494 HENRY AVENUE          PINOLE             CA     94564      $268,000.00
  600067223     Isaksen                    5 TRADEWIND PASSAGE        CORTE MADERA       CA     94925      $280,000.00
  600067224     Lin                        6793 ALTAMOR DRIVE         LOS ANGELES        CA     90045      $559,564.64
  600067225     Yang                       13730 BAYLISS ROAD         LOS ANGELES        CA     90049      $476,000.00
  600067226     Pinto                      19335 PEACHTREE CIRCL      HUNTINGTON BEAC    CA     92648      $227,050.00
  600067227     Mugnier                    528 CUESTA DRIVE           APTOS              CA     95003      $291,804.07
  600067228     Ables                      16028 33RD AVENUE SOU      MILL CREEK         WA     98012      $324,200.00
  600067230     Edward                     186 CIRCLE DRIVE           WALNUT CREEK       CA     94595      $224,000.00
  600067231     Driscoll                   6132 PASADENA POINT D      GULFPORT           FL     33707      $265,900.00
  600067232     Edmonds                    11251 ZELZAH AVENUE        LOS ANGELES        CA     91344      $228,000.00
  600067233     Berke                      122 NORTH KILKEA DRIV      LOS ANGELES        CA     90048      $323,803.72


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600067219     Vellutini                    8.000      .250    7.750     .0400     7.710     05/01/2027
  600067220     Wright                       8.125      .250    7.875     .0400     7.835     06/01/2027
  600067221     Pellegrini                   8.500      .250    8.250     .0400     8.210     06/01/2027
  600067222     Freeman                      8.125      .250    7.875     .0400     7.835     06/01/2027
  600067223     Isaksen                      8.000      .250    7.750     .0400     7.710     06/01/2027
  600067224     Lin                          7.875      .250    7.625     .0400     7.585     05/01/2027
  600067225     Yang                         8.125      .250    7.875     .0400     7.835     06/01/2027
  600067226     Pinto                        8.250      .250    8.000     .0400     7.960     06/01/2027
  600067227     Mugnier                      8.000      .250    7.750     .0400     7.710     05/01/2027
  600067228     Ables                        8.250      .250    8.000     .0400     7.960     06/01/2027
  600067230     Edward                       8.000      .250    7.750     .0400     7.710     06/01/2027
  600067231     Driscoll                     8.125      .250    7.875     .0400     7.835     06/01/2027
  600067232     Edmonds                      7.875      .250    7.625     .0400     7.585     06/01/2027
  600067233     Berke                        8.500      .250    8.250     .0400     8.210     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600067219     Vellutini                  4184123                    $2,494.80                  06/01/1997             360
  600067220     Wright                     4184263                    $2,549.37        12        06/01/1997             360
  600067221     Pellegrini                 4184537                    $2,056.85        14        06/01/1997             360
  600067222     Freeman                    4185294                    $1,989.90                  06/01/1997             360
  600067223     Isaksen                    4186664                    $2,054.55                  06/01/1997             360
  600067224     Lin                        4186862                    $4,060.03                  06/01/1997             360
  600067225     Yang                       4187779                    $3,534.29                  06/01/1997             360
  600067226     Pinto                      4187829                    $1,705.76                  06/01/1997             360
  600067227     Mugnier                    4188587                    $2,142.60                  06/01/1997             360
  600067228     Ables                      4188793                    $2,435.61                  06/01/1997             360
  600067230     Edward                     4188983                    $1,643.64                  06/01/1997             360
  600067231     Driscoll                   4189288                    $1,974.31                  06/01/1997             360
  600067232     Edmonds                    4191359                    $1,653.16                  06/01/1997             360
  600067233     Berke                      4191672                    $2,491.28                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600067219     Vellutini                                                                                     $485,000.00    N
  600067220     Wright                                                                                        $381,500.00    N
  600067221     Pellegrini                                                                                    $297,500.00    N
  600067222     Freeman                                                                                       $335,000.00    N
  600067223     Isaksen                                                                                       $350,000.00    N
  600067224     Lin                                                                                           $699,988.00    N
  600067225     Yang                                                                                          $595,000.00    N
  600067226     Pinto                                                                                         $300,000.00    N
  600067227     Mugnier                                                                                       $365,000.00    N
  600067228     Ables                                                                                         $405,250.00    N
  600067230     Edward                                                                                        $280,000.00    N
  600067231     Driscoll                                                                                      $335,000.00    N
  600067232     Edmonds                                                                                       $285,000.00    N
  600067233     Berke                                                                                         $405,000.00    N


 (vlegal.ace v1.4)                                                 Page   40
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600067234     Tsung                      18823 ALDRIDGE PLACE       ROWLAND HEIGHTS    CA     91748      $322,000.00
  600067235     Murray                     153 ROBINHOOD DRIVE        SAN RAFAEL         CA     94901      $255,000.00
  600067236     Merlihan                   5340 VIA SEVILLA           YORBA LINDA        CA     92887      $288,900.00
  600067237     Berlin                     7413 MCCOOL AVENUE         LOS ANGELES        CA     90045      $301,200.00
  600067238     Zinser                     22630 DRAILLE DRIVE        TORRANCE           CA     90505      $272,000.00
  600067239     Guthals                    918 RANCHO ROAD            THOUSAND OAKS      CA     91362      $283,600.00
  600067240     Roche                      1856 SAN ANTONIO AVEN      BERKELEY           CA     94707      $428,000.00
  600067242     Herr                       595 TEREDO DRIVE           REDWOOD CITY       CA     94061      $359,200.00
  600067243     Campos                     2075 SUTTER STREET, U      SAN FRANCISCO      CA     94115      $224,000.00
  600067244     Dardick                    3566 ADAMSVILLE AVENU      CALABASAS          CA     91302      $304,000.00
  600067245     Fegan                      268 KNIGHT DRIVE           SAN RAFAEL         CA     94901      $325,000.00
  600067246     Charlton                   632 19TH STREET            MANHATTAN BEACH    CA     90266      $452,000.00
  600067247     Ivanhoe                    16401 AKRON STREET         LOS ANGELES        CA     90272      $325,000.00
  600067248     Cohen                      455 NICHOLAS LANE          SANTA BARBARA      CA     93108      $649,900.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600067234     Tsung                        8.000      .250    7.750     .0400     7.710     06/01/2027
  600067235     Murray                       7.875      .250    7.625     .0400     7.585     06/01/2027
  600067236     Merlihan                     7.875      .250    7.625     .0400     7.585     06/01/2027
  600067237     Berlin                       8.000      .250    7.750     .0400     7.710     06/01/2027
  600067238     Zinser                       8.125      .250    7.875     .0400     7.835     06/01/2027
  600067239     Guthals                      8.250      .250    8.000     .0400     7.960     06/01/2027
  600067240     Roche                        8.000      .250    7.750     .0400     7.710     06/01/2027
  600067242     Herr                         8.250      .250    8.000     .0400     7.960     06/01/2027
  600067243     Campos                       8.000      .250    7.750     .0400     7.710     06/01/2027
  600067244     Dardick                      8.125      .250    7.875     .0400     7.835     06/01/2027
  600067245     Fegan                        7.750      .250    7.500     .0400     7.460     06/01/2027
  600067246     Charlton                     8.000      .250    7.750     .0400     7.710     06/01/2027
  600067247     Ivanhoe                      8.375      .250    8.125     .0400     8.085     06/01/2027
  600067248     Cohen                        8.375      .250    8.125     .0400     8.085     06/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600067234     Tsung                      4192217                    $2,362.73                  06/01/1997             360
  600067235     Murray                     4192332                    $1,848.93                  06/01/1997             360
  600067236     Merlihan                   4192340                    $2,094.73         3        06/01/1997             360
  600067237     Berlin                     4192589                    $2,210.10                  06/01/1997             360
  600067238     Zinser                     4193504                    $2,019.60                  06/01/1997             360
  600067239     Guthals                    4195012                    $2,130.60                  06/01/1997             360
  600067240     Roche                      4195863                    $3,140.52                  06/01/1997             360
  600067242     Herr                       4197299                    $2,698.56                  06/01/1997             360
  600067243     Campos                     4197794                    $1,643.64                  06/01/1997             360
  600067244     Dardick                    4198800                    $2,257.20                  06/01/1997             360
  600067245     Fegan                      4198917                    $2,328.35                  06/01/1997             360
  600067246     Charlton                   4198982                    $3,316.62                  06/01/1997             360
  600067247     Ivanhoe                    4199675                    $2,470.24                  06/01/1997             360
  600067248     Cohen                      4199923                    $4,939.71                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600067234     Tsung                                                                                         $402,900.00    N
  600067235     Murray                                                                                        $395,000.00    N
  600067236     Merlihan                                                                                      $321,000.00    N
  600067237     Berlin                                                                                        $376,500.00    N
  600067238     Zinser                                                                                        $340,000.00    N
  600067239     Guthals                                                                                       $354,500.00    N
  600067240     Roche                                                                                         $535,000.00    N
  600067242     Herr                                                                                          $449,000.00    N
  600067243     Campos                                                                                        $280,000.00    N
  600067244     Dardick                                                                                       $380,000.00    N
  600067245     Fegan                                                                                         $425,000.00    N
  600067246     Charlton                                                                                      $565,000.00    N
  600067247     Ivanhoe                                                                                       $585,000.00    N
  600067248     Cohen                                                                                         $813,000.00    N


 (vlegal.ace v1.4)                                                 Page   41
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600067249     Cullum                     2900 VALMERE DRIVE         MALIBU             CA     90265      $510,000.00
  600067250     Yuen                       4 WATERSIDE CIRCLE         REDWOOD CITY       CA     94065      $392,000.00
  600067251     Weisberg                   230 FERNDALE WAY           REDWOOD CITY       CA     94062      $350,000.00
  600067252     Jacobson                   12530 WOLF RUN             GLEN ELLEN         CA     95442      $532,000.00
  600067253     Samchisen                  4093 LITTLE HOLLOW PL      MOORPARK           CA     93021      $280,250.00
  600067254     Kosic                      36044 PLUMERIA WAY         FREMONT            CA     94536      $288,000.00
  600067255     Barker                     10034 NORTHEAST KNIGH      BAINBRIDGE ISLA    WA     98110      $325,000.00
  600067256     Lord                       837 OCEAN AVENUE NO.       SANTA MONICA       CA     90403      $278,000.00
  600067257     Coleman                    618 EAST DESERT CANYO      BREA               CA     92821      $300,000.00
  600067258     Jansson                    3715 COUNTRY CLUB DRI      REDWOOD CITY       CA     94061      $368,000.00
  600067259     Vicelja                    1916 VIA SOLANO            LOMITA             CA     90717      $275,819.45
  600067260     Barbic                     55 BENTON AVENUE           SAN FRANCISCO      CA     94112      $263,500.00
  600067261     Morales                    1722 BUCKINGHAM ROAD       LOS ANGELES        CA     90019      $324,000.00
  600067262     Blumenfeld                 1108 SERENA WAY            SAN MARCOS         CA     92069      $257,550.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600067249     Cullum                       7.875      .250    7.625     .0400     7.585     06/01/2027
  600067250     Yuen                         8.375      .250    8.125     .0400     8.085     06/01/2027
  600067251     Weisberg                     8.000      .250    7.750     .0400     7.710     06/01/2027
  600067252     Jacobson                     8.000      .250    7.750     .0400     7.710     06/01/2027
  600067253     Samchisen                    8.125      .250    7.875     .0400     7.835     06/01/2027
  600067254     Kosic                        8.125      .250    7.875     .0400     7.835     06/01/2027
  600067255     Barker                       8.000      .250    7.750     .0400     7.710     06/01/2027
  600067256     Lord                         8.250      .250    8.000     .0400     7.960     06/01/2027
  600067257     Coleman                      8.000      .250    7.750     .0400     7.710     06/01/2027
  600067258     Jansson                      7.875      .250    7.625     .0400     7.585     06/01/2027
  600067259     Vicelja                      8.125      .250    7.875     .0400     7.835     05/01/2027
  600067260     Barbic                       8.375      .250    8.125     .0400     8.085     06/01/2027
  600067261     Morales                      8.125      .250    7.875     .0400     7.835     06/01/2027
  600067262     Blumenfeld                   8.375      .250    8.125     .0400     8.085     06/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600067249     Cullum                     4199998                    $3,697.86                  06/01/1997             360
  600067250     Yuen                       4200408                    $2,979.49                  06/01/1997             360
  600067251     Weisberg                   4200903                    $2,568.18                  06/01/1997             360
  600067252     Jacobson                   4200937                    $3,903.63                  06/01/1997             360
  600067253     Samchisen                  4201836                    $2,080.85        14        06/01/1997             360
  600067254     Kosic                      4202032                    $2,138.40                  06/01/1997             360
  600067255     Barker                     4202206                    $2,384.74                  06/01/1997             360
  600067256     Lord                       4202412                    $2,088.53        12        06/01/1997             360
  600067257     Coleman                    4202420                    $2,201.30                  06/01/1997             360
  600067258     Jansson                    4203188                    $2,668.26         3        06/01/1997             360
  600067259     Vicelja                    4203717                    $2,049.30                  06/01/1997             360
  600067260     Barbic                     4204798                    $2,002.80        12        06/01/1997             360
  600067261     Morales                    4204954                    $2,405.70        12        06/01/1997             360
  600067262     Blumenfeld                 4205217                    $1,957.57        14        06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600067249     Cullum                                                                                      $1,300,000.00    N
  600067250     Yuen                                                                                          $490,000.00    N
  600067251     Weisberg                                                                                      $579,000.00    N
  600067252     Jacobson                                                                                      $804,000.00    N
  600067253     Samchisen                                                                                     $295,000.00    N
  600067254     Kosic                                                                                         $360,000.00    N
  600067255     Barker                                                                                        $518,000.00    N
  600067256     Lord                                                                                          $347,500.00    N
  600067257     Coleman                                                                                       $430,000.00    N
  600067258     Jansson                                                                                       $410,000.00    N
  600067259     Vicelja                                                                                       $345,000.00    N
  600067260     Barbic                                                                                        $310,000.00    N
  600067261     Morales                                                                                       $360,000.00    N
  600067262     Blumenfeld                                                                                    $286,500.00    N


 (vlegal.ace v1.4)                                                 Page   42
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600067264     Cvitan                     6556 ZUMIREZ DRIVE         MALIBU             CA     90265      $636,000.00
  600067265     Auzers                     1970 MIDWICK DR            ALTADENA           CA     91001      $350,000.00
  600067266     Hall Jr                    2369 VILLANDRY COURT       HENDERSON          NV     89014      $649,500.00
  600067267     Shepard                    7910 NARDIAN WAY           LOS ANGELES        CA     90045      $247,200.00
  600067268     Kazan                      7200 WHITEHALL LANE        LOS ANGELES        CA     91304      $356,100.00
  600067269     Sarti                      7136 MELINDA LANE          LA VERNE           CA     91750      $354,424.97
  600067270     Millikan                   321 NORTH LAUREL AVEN      LOS ANGELES        CA     90048      $324,800.00
  600067271     Morrison                   28000 PALOS VERDES DR      RANCHO PALOS VE    CA     90275      $552,000.00
  600067272     Welch                      3330 CANADA ROAD           GILROY             CA     95020      $313,000.00
  600067273     Herfert                    2876 WAKEFIELD DRIVE       BELMONT            CA     94002      $480,800.00
  600067274     Oyama                      13566 SOUTHWOOD COURT      LAKE OSWEGO        OR     97035      $311,600.00
  600067275     Cadman                     5 RIDGE CREST              LAGUNA HILLS       CA     92656      $224,675.00
  600067276     Simone                     25456 MODOC COURT          HAYWARD            CA     94542      $245,100.00
  600067278     Croshal                    2946 VELVET WAY            WALNUT CREEK       CA     94596      $260,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600067264     Cvitan                       8.500      .250    8.250     .0400     8.210     06/01/2027
  600067265     Auzers                       8.000      .250    7.750     .0400     7.710     06/01/2027
  600067266     Hall Jr                      8.500      .250    8.250     .0400     8.210     06/01/2027
  600067267     Shepard                      8.375      .250    8.125     .0400     8.085     06/01/2027
  600067268     Kazan                        8.000      .250    7.750     .0400     7.710     06/01/2027
  600067269     Sarti                        8.250      .250    8.000     .0400     7.960     06/01/2027
  600067270     Millikan                     8.500      .250    8.250     .0400     8.210     06/01/2027
  600067271     Morrison                     8.125      .250    7.875     .0400     7.835     06/01/2027
  600067272     Welch                        8.500      .250    8.250     .0400     8.210     06/01/2027
  600067273     Herfert                      7.875      .250    7.625     .0400     7.585     06/01/2027
  600067274     Oyama                        8.250      .250    8.000     .0400     7.960     06/01/2027
  600067275     Cadman                       8.125      .250    7.875     .0400     7.835     06/01/2027
  600067276     Simone                       8.125      .250    7.875     .0400     7.835     06/01/2027
  600067278     Croshal                      7.500      .250    7.250     .0400     7.210     06/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600067264     Cvitan                     4205548                    $4,890.29                  06/01/1997             360
  600067265     Auzers                     4206124                    $2,568.18                  06/01/1997             360
  600067266     Hall Jr                    4206868                    $4,994.10                  06/01/1997             360
  600067267     Shepard                    4207700                    $1,878.90        12        06/01/1997             360
  600067268     Kazan                      4208013                    $2,612.94                  06/01/1997             360
  600067269     Sarti                      4208575                    $2,674.51                  06/01/1997             360
  600067270     Millikan                   4208849                    $2,497.44                  06/01/1997             360
  600067271     Morrison                   4208914                    $4,098.59                  06/01/1997             360
  600067272     Welch                      4209037                    $2,406.70         7        06/01/1997             360
  600067273     Herfert                    4210076                    $3,486.14                  06/01/1997             360
  600067274     Oyama                      4210167                    $2,340.95                  06/01/1997             360
  600067275     Cadman                     4210241                    $1,668.21        19        06/01/1997             360
  600067276     Simone                     4210712                    $1,819.87                  06/01/1997             360
  600067278     Croshal                    4210951                    $1,817.96                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600067264     Cvitan                                                                                        $795,000.00    N
  600067265     Auzers                                                                                        $485,000.00    N
  600067266     Hall Jr                                                                                       $880,000.00    N
  600067267     Shepard                                                                                       $275,000.00    N
  600067268     Kazan                                                                                         $474,800.00    N
  600067269     Sarti                                                                                         $470,000.00    N
  600067270     Millikan                                                                                      $406,000.00    N
  600067271     Morrison                                                                                      $690,000.00    N
  600067272     Welch                                                                                         $375,000.00    N
  600067273     Herfert                                                                                       $601,000.00    N
  600067274     Oyama                                                                                         $389,500.00    N
  600067275     Cadman                                                                                        $236,500.00    N
  600067276     Simone                                                                                        $306,400.00    N
  600067278     Croshal                                                                                       $345,000.00    N


 (vlegal.ace v1.4)                                                 Page   43
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600067279     Rosen                      1594 MICHAEL LANE          LOS ANGELES        CA     90272      $312,800.00
  600067280     Hymes                      894 CRATER OAK DRIVE       CALABASAS          CA     91302      $300,000.00
  600067281     Sutphen                    630 THIRTY-SEVENTH AV      SANTA CRUZ         CA     95062      $239,200.00
  600067282     Benoit                     5238 SALISBURY DRIVE       NEWARK             CA     94560      $241,000.00
  600067283     Miller III                 105 JOSE LANE              MARTINEZ           CA     94533      $300,000.00
  600067284     Hummel                     649 CRESTON ROAD           BERKELEY           CA     94708      $468,000.00
  600067285     Moser                      2252 FEATHERHILL ROAD      SANTA BARBARA      CA     93108      $400,000.00
  600067286     Boots                      11085 HISKEY LANE          TUSTIN             CA     92782      $293,350.00
  600067287     Silva                      5217 CANGAS DRIVE          CALABASAS          CA     91301      $222,400.00
  600067288     Yarbrough                  122 W DONNICK AVENUE       THOUSAND OAKS      CA     91360      $240,300.00
  600067289     Ohkubo                     28431 PLAINFIELD DRIV      RANCHO PALOS VE    CA     90275      $340,000.00
  600067290     Casao                      5224 MARICOPA STREET       TORRANCE           CA     90503      $226,000.00
  600067292     Bastian                    5454 VILLAWOOD CIRCLE      CALABASAS AREA     CA     91302      $649,950.00
  600067293     Azevedo                    3 MONTEIRA LANE            MARTINEZ           CA     94553      $250,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600067279     Rosen                        8.250      .250    8.000     .0400     7.960     06/01/2027
  600067280     Hymes                        8.500      .250    8.250     .0400     8.210     06/01/2027
  600067281     Sutphen                      8.000      .250    7.750     .0400     7.710     06/01/2027
  600067282     Benoit                       8.500      .250    8.250     .0400     8.210     06/01/2027
  600067283     Miller III                   8.125      .250    7.875     .0400     7.835     06/01/2027
  600067284     Hummel                       8.250      .250    8.000     .0400     7.960     06/01/2027
  600067285     Moser                        8.500      .250    8.250     .0400     8.210     06/01/2027
  600067286     Boots                        8.375      .250    8.125     .0400     8.085     06/01/2027
  600067287     Silva                        8.125      .250    7.875     .0400     7.835     06/01/2027
  600067288     Yarbrough                    8.125      .250    7.875     .0400     7.835     06/01/2027
  600067289     Ohkubo                       8.000      .250    7.750     .0400     7.710     06/01/2027
  600067290     Casao                        7.875      .250    7.625     .0400     7.585     06/01/2027
  600067292     Bastian                      8.250      .250    8.000     .0400     7.960     06/01/2027
  600067293     Azevedo                      8.000      .250    7.750     .0400     7.710     06/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600067279     Rosen                      4211157                    $2,349.97                  06/01/1997             360
  600067280     Hymes                      4212460                    $2,306.75                  06/01/1997             360
  600067281     Sutphen                    4212684                    $1,755.17                  06/01/1997             360
  600067282     Benoit                     4213419                    $1,853.09         2        06/01/1997             360
  600067283     Miller III                 4213450                    $2,227.50                  06/01/1997             360
  600067284     Hummel                     4213559                    $3,515.93                  06/01/1997             360
  600067285     Moser                      4213625                    $3,075.66                  06/01/1997             360
  600067286     Boots                      4213914                    $2,229.68        19        06/01/1997             360
  600067287     Silva                      4213930                    $1,651.32                  06/01/1997             360
  600067288     Yarbrough                  4213948                    $1,784.23        12        06/01/1997             360
  600067289     Ohkubo                     4214813                    $2,494.80                  06/01/1997             360
  600067290     Casao                      4215174                    $1,638.66                  06/01/1997             360
  600067292     Bastian                    4215273                    $4,882.86                  06/01/1997             360
  600067293     Azevedo                    4215315                    $1,834.42                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600067279     Rosen                                                                                         $391,000.00    N
  600067280     Hymes                                                                                         $375,000.00    N
  600067281     Sutphen                                                                                       $299,000.00    N
  600067282     Benoit                                                                                        $268,000.00    N
  600067283     Miller III                                                                                    $380,000.00    N
  600067284     Hummel                                                                                        $585,000.00    N
  600067285     Moser                                                                                         $900,000.00    N
  600067286     Boots                                                                                         $325,990.00    N
  600067287     Silva                                                                                         $278,000.00    N
  600067288     Yarbrough                                                                                     $267,000.00    N
  600067289     Ohkubo                                                                                        $540,000.00    N
  600067290     Casao                                                                                         $282,500.00    N
  600067292     Bastian                                                                                       $850,000.00    N
  600067293     Azevedo                                                                                       $330,000.00    N


 (vlegal.ace v1.4)                                                 Page   44
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600067294     Doolittle                  5721 EVENING WAY           SANTA ROSA         CA     95409      $238,800.00
  600067295     Stapp                      1026 EAST HOWARD STRE      PASADENA           CA     91104      $221,200.00
  600067296     Lodato                     1145 WEBSTER STREET        PALO ALTO          CA     94301      $225,000.00
  600067297     Neitlich                   14 BEVERLY WAY             SAN ANSELMO        CA     94960      $280,000.00
  600067298     Delahay                    2853 CONGRESS ROAD         PEBBLE BEACH       CA     93953      $234,000.00
  600067299     Irvine                     4509 CANDLEBERRY AVEN      SEAL BEACH         CA     90740      $265,500.00
  600067300     Fernandez                  1240 KEATS STREET          MANHATTAN BEACH    CA     90266      $392,000.00
  600067302     Herring                    1208 RIPPEY STREET         EL CAJON           CA     92020      $260,000.00
  600067303     Siegel                     833 NORTH SPAULDING A      LOS ANGELES        CA     90046      $257,600.00
  600067304     Gauch                      156 DAISYFIELD DRIVE       LIVERMORE          CA     94550      $270,750.00
  600067305     Farinell                   3379 AVENIDA NIEVE         CARLSBAD           CA     92009      $308,000.00
  600067306     Johnson                    170 PICKERING PLACE        WALNUT CREEK       CA     94598      $242,000.00
  600067307     Venturina                  1778 COUNTRY OAKS LAN      THOUSAND OAKS      CA     91362      $310,000.00
  600067308     Eidsmo                     28-D SYLVAN WAY            MONTEREY           CA     93940      $402,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600067294     Doolittle                    7.750      .250    7.500     .0400     7.460     06/01/2027
  600067295     Stapp                        7.875      .250    7.625     .0400     7.585     06/01/2027
  600067296     Lodato                       7.875      .250    7.625     .0400     7.585     06/01/2027
  600067297     Neitlich                     7.875      .250    7.625     .0400     7.585     06/01/2027
  600067298     Delahay                      7.875      .250    7.625     .0400     7.585     06/01/2027
  600067299     Irvine                       8.625      .250    8.375     .0400     8.335     06/01/2027
  600067300     Fernandez                    8.125      .250    7.875     .0400     7.835     06/01/2027
  600067302     Herring                      8.000      .250    7.750     .0400     7.710     06/01/2027
  600067303     Siegel                       7.875      .250    7.625     .0400     7.585     06/01/2027
  600067304     Gauch                        9.250      .250    9.000     .0400     8.960     06/01/2027
  600067305     Farinell                     8.250      .250    8.000     .0400     7.960     06/01/2027
  600067306     Johnson                      8.500      .250    8.250     .0400     8.210     06/01/2027
  600067307     Venturina                    8.250      .250    8.000     .0400     7.960     06/01/2027
  600067308     Eidsmo                       7.875      .250    7.625     .0400     7.585     06/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600067294     Doolittle                  4215471                    $1,710.80                  06/01/1997             360
  600067295     Stapp                      4216297                    $1,603.86                  06/01/1997             360
  600067296     Lodato                     4216685                    $1,631.41                  06/01/1997             360
  600067297     Neitlich                   4216727                    $2,030.20                  06/01/1997             360
  600067298     Delahay                    4216750                    $1,696.67                  06/01/1997             360
  600067299     Irvine                     4217113                    $2,065.04         7        06/01/1997             360
  600067300     Fernandez                  4217733                    $2,910.59                  06/01/1997             360
  600067302     Herring                    4217832                    $1,907.79                  06/01/1997             360
  600067303     Siegel                     4217949                    $1,867.78                  06/01/1997             360
  600067304     Gauch                      4218293                    $2,227.40         1        06/01/1997             360
  600067305     Farinell                   4218970                    $2,313.91                  06/01/1997             360
  600067306     Johnson                    4218988                    $1,860.78                  06/01/1997             360
  600067307     Venturina                  4219218                    $2,328.93        19        06/01/1997             360
  600067308     Eidsmo                     4219515                    $2,914.78                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600067294     Doolittle                                                                                     $298,500.00    N
  600067295     Stapp                                                                                         $276,500.00    N
  600067296     Lodato                                                                                        $530,000.00    N
  600067297     Neitlich                                                                                      $355,000.00    N
  600067298     Delahay                                                                                       $425,000.00    N
  600067299     Irvine                                                                                        $295,000.00    N
  600067300     Fernandez                                                                                     $490,000.00    N
  600067302     Herring                                                                                       $325,000.00    N
  600067303     Siegel                                                                                        $322,000.00    N
  600067304     Gauch                                                                                         $285,000.00    N
  600067305     Farinell                                                                                      $385,000.00    N
  600067306     Johnson                                                                                       $317,000.00    N
  600067307     Venturina                                                                                     $375,000.00    N
  600067308     Eidsmo                                                                                        $502,500.00    N


 (vlegal.ace v1.4)                                                 Page   45
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600067309     Bien                       23 PALOMINO ROAD           NOVATO             CA     94947      $270,000.00
  600067310     Williams                   3826 PALOMAR DRIVE         FALLBROOK          CA     92028      $253,000.00
  600067311     Walkowiak                  1054 LEO WAY               OAKLAND            CA     94611      $315,000.00
  600067312     Ericson                    27 SPRING ROAD             LAGUNITAS          CA     94938      $304,000.00
  600067313     Cromartie                  1056 MICHIGAN AVENUE       SAN JOSE           CA     95125      $552,000.00
  600067314     Rhea                       1041 S. DANIEL WAY         SAN JOSE           CA     95128      $257,500.00
  600067315     Westphal                   189 VIA LANTANA            APTOS              CA     95003      $344,000.00
  600067316     Rinzler                    21108 BANLYNN COURT        TOPANGA CANYON     CA     90290      $424,800.00
  600067317     Negi                       2330 CYPRESS CIRCLE D      LOMITA             CA     90717      $280,000.00
  600067318     Baumgartner                595 CALLE DE LA SIERR      EL CAJON           CA     92109      $250,000.00
  600067319     Stowe                      626 CAMBRIDGE AVENUE       SAN MATEO          CA     94025      $232,000.00
  600067320     Hehr                       1292 MELLOW LANE           SIMI VALLEY        CA     93065      $240,000.00
  600067321     Derouin                    7710 SKYHILL DRIVE         LOS ANGELES        CA     90068      $300,000.00
  600067322     Venos                      1941 ALAMEDA DIABLO        DIABLO             CA     94528      $446,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600067309     Bien                         8.000      .250    7.750     .0400     7.710     06/01/2027
  600067310     Williams                     8.375      .250    8.125     .0400     8.085     06/01/2027
  600067311     Walkowiak                    8.625      .250    8.375     .0400     8.335     06/01/2027
  600067312     Ericson                      7.875      .250    7.625     .0400     7.585     06/01/2027
  600067313     Cromartie                    7.875      .250    7.625     .0400     7.585     06/01/2027
  600067314     Rhea                         8.125      .250    7.875     .0400     7.835     06/01/2027
  600067315     Westphal                     8.125      .250    7.875     .0400     7.835     06/01/2027
  600067316     Rinzler                      8.000      .250    7.750     .0400     7.710     06/01/2027
  600067317     Negi                         7.750      .250    7.500     .0400     7.460     06/01/2027
  600067318     Baumgartner                  8.000      .250    7.750     .0400     7.710     06/01/2027
  600067319     Stowe                        7.750      .250    7.500     .0400     7.460     06/01/2027
  600067320     Hehr                         8.250      .250    8.000     .0400     7.960     06/01/2027
  600067321     Derouin                      8.375      .250    8.125     .0400     8.085     06/01/2027
  600067322     Venos                        8.375      .250    8.125     .0400     8.085     06/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600067309     Bien                       4220877                    $1,981.17                  06/01/1997             360
  600067310     Williams                   4221081                    $1,922.99                  06/01/1997             360
  600067311     Walkowiak                  4222121                    $2,450.04         3        06/01/1997             360
  600067312     Ericson                    4222865                    $2,204.22                  06/01/1997             360
  600067313     Cromartie                  4223160                    $4,002.39                  06/01/1997             360
  600067314     Rhea                       4223236                    $1,911.94                  06/01/1997             360
  600067315     Westphal                   4223566                    $2,554.20                  06/01/1997             360
  600067316     Rinzler                    4223764                    $3,117.04                  06/01/1997             360
  600067317     Negi                       4223897                    $2,005.96                  06/01/1997             360
  600067318     Baumgartner                4224523                    $1,834.42                  06/01/1997             360
  600067319     Stowe                      4225298                    $1,662.08                  06/01/1997             360
  600067320     Hehr                       4225645                    $1,803.04                  06/01/1997             360
  600067321     Derouin                    4225728                    $2,280.22         7        06/01/1997             360
  600067322     Venos                      4225827                    $3,389.93                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600067309     Bien                                                                                          $485,000.00    N
  600067310     Williams                                                                                      $330,000.00    N
  600067311     Walkowiak                                                                                     $350,000.00    N
  600067312     Ericson                                                                                       $380,000.00    N
  600067313     Cromartie                                                                                     $690,000.00    N
  600067314     Rhea                                                                                          $325,000.00    N
  600067315     Westphal                                                                                      $430,000.00    N
  600067316     Rinzler                                                                                       $531,000.00    N
  600067317     Negi                                                                                          $350,000.00    N
  600067318     Baumgartner                                                                                   $580,000.00    N
  600067319     Stowe                                                                                         $290,000.00    N
  600067320     Hehr                                                                                          $300,000.00    N
  600067321     Derouin                                                                                       $335,000.00    N
  600067322     Venos                                                                                         $724,000.00    N


 (vlegal.ace v1.4)                                                 Page   46
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600067323     McCarten-Gibbs             1708 VINE STREET           BERKELEY           CA     94703      $270,600.00
  600067324     Alabanza                   110 POSHARD STREET         PLEASANT HILL      CA     94523      $244,000.00
  600067325     Fitzgerald                 9845 SILVRETTA DRIVE       CYPRESS            CA     90630      $230,000.00
  600067326     Strom                      27400 SOUTHWEST LADD       SHERWOOD           OR     97140      $395,500.00
  600067327     McHugh                     21682 IMPALA LANE          HUNTINGTON BEAC    CA     92646      $228,400.00
  600067328     Venorsky                   48 RAVEN LANE              ALISO VIEJO        CA     92656      $228,000.00
  600067329     Yaghoobian                 4514 PARK CORDERO          CALABASAS          CA     91302      $300,000.00
  600067374     Stafford                   2304 OBERLIN STREET        PALO ALTO          CA     94306      $541,671.85
  600067375     Senter                     965 KINGSTON AVENUE        PIEDMONT           CA     94611      $377,066.99
  600067376     Golting                    96 MAKENA ALANUI ROAD      KIHEI              HI     96753      $324,614.86
  600067377     Parks                      155 CHANTICLEER LANE       ALAMO              CA     94507      $649,032.19
  600067378     Miyakawa                   583 36TH STREET            MANHATTAN BEACH    CA     90266      $484,295.71
  600067379     Meyers                     4159 OLD ADOBE ROAD        PALO ALTO          CA     94306      $713,037.30
  600067380     Lasting                    1400 NORTH SPAULDING       LOS ANGELES        CA     90046      $269,654.48


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600067323     McCarten-Gibbs               8.000      .250    7.750     .0400     7.710     06/01/2027
  600067324     Alabanza                     8.000      .250    7.750     .0400     7.710     06/01/2027
  600067325     Fitzgerald                   7.875      .250    7.625     .0400     7.585     06/01/2027
  600067326     Strom                        7.875      .250    7.625     .0400     7.585     06/01/2027
  600067327     McHugh                       7.875      .250    7.625     .0400     7.585     06/01/2027
  600067328     Venorsky                     7.875      .250    7.625     .0400     7.585     06/01/2027
  600067329     Yaghoobian                   8.250      .250    8.000     .0400     7.960     06/01/2027
  600067374     Stafford                     7.375      .250    7.125     .0400     7.085     04/01/2027
  600067375     Senter                       7.750      .250    7.500     .0400     7.460     04/01/2027
  600067376     Golting                      8.625      .250    8.375     .0400     8.335     04/01/2027
  600067377     Parks                        7.500      .250    7.250     .0400     7.210     04/01/2027
  600067378     Miyakawa                     7.625      .250    7.375     .0400     7.335     04/01/2027
  600067379     Meyers                       8.000      .250    7.750     .0400     7.710     04/01/2027
  600067380     Lasting                      8.250      .250    8.000     .0400     7.960     04/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600067323     McCarten-Gibbs             4225843                    $1,985.57                  06/01/1997             360
  600067324     Alabanza                   4226726                    $1,790.39                  06/01/1997             360
  600067325     Fitzgerald                 4228052                    $1,667.66                  06/01/1997             360
  600067326     Strom                      4228243                    $2,867.65                  06/01/1997             360
  600067327     McHugh                     4228417                    $1,656.06                  06/01/1997             360
  600067328     Venorsky                   4229415                    $1,653.16                  06/01/1997             360
  600067329     Yaghoobian                 4230843                    $2,253.80                  06/01/1997             360
  600067374     Stafford                   4140117                    $3,746.92                  06/01/1997             360
  600067375     Senter                     4141966                    $2,708.04                  06/01/1997             360
  600067376     Golting                    4142717                    $2,527.82                  06/01/1997             360
  600067377     Parks                      4142782                    $4,544.90                  06/01/1997             360
  600067378     Miyakawa                   4143525                    $3,432.80                  06/01/1997             360
  600067379     Meyers                     4146924                    $5,246.42                  06/01/1997             360
  600067380     Lasting                    4150488                    $2,028.42                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600067323     McCarten-Gibbs                                                                                $338,250.00    N
  600067324     Alabanza                                                                                      $305,000.00    N
  600067325     Fitzgerald                                                                                    $325,500.00    N
  600067326     Strom                                                                                         $565,000.00    N
  600067327     McHugh                                                                                        $285,500.00    N
  600067328     Venorsky                                                                                      $285,000.00    N
  600067329     Yaghoobian                                                                                    $445,000.00    N
  600067374     Stafford                                                                                      $775,000.00    N
  600067375     Senter                                                                                        $520,000.00    N
  600067376     Golting                                                                                       $695,000.00    N
  600067377     Parks                                                                                         $850,000.00    N
  600067378     Miyakawa                                                                                      $675,000.00    N
  600067379     Meyers                                                                                      $1,200,000.00    N
  600067380     Lasting                                                                                       $360,000.00    N


 (vlegal.ace v1.4)                                                 Page   47
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600067381     Fowler                     6070 OCEAN VIEW DRIVE      OAKLAND            CA     94618      $399,488.11
  600067382     Tipp                       24950 NORMAN'S WAY         CALABASAS          CA     91302      $498,538.83
  600067383     McGuinness                 26802 EASTVALE ROAD        PALOS VERDES PE    CA     90275      $371,446.11
  600067384     LaRue                      2018 MANHATTAN BEACH       REDONDO BEACH      CA     90278      $186,200.00
  600067385     Mitchell                   712 EVELYN COURT           ALAMO              CA     94507      $471,900.00
  600067387     Garcia                     200 CAMINO ENCANTO         DANVILLE           CA     94526      $278,612.93
  600067388     Lozano                     643 BEND DRIVE             SUNNYVALE          CA     94087      $330,326.73
  600067389     Motell                     655 OCAMPO DRIVE           LOS ANGELES        CA     90272      $603,594.73
  600067390     Reubens                    40 INDIAN ROCK COURT       SAN ANSELMO        CA     94960      $415,410.88
  600067391     Alvarado                   967 HEATHER LANE           SAN LORENZO        CA     94580      $220,352.04
  600067392     Hart                       725 LEONA LANE             MOUNTAIN VIEW      CA     94040      $274,824.64
  600067393     Johnson                    11642 BLOSSOMWOOD COU      MOORPARK           CA     93021      $263,831.65
  600067394     Simeon                     1274 ELKWOOD DRIVE         MILPITAS           CA     95035      $228,000.00
  600067395     Khambati                   2117 BRITTANY              CAMARILLO          CA     93012      $361,237.63


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600067381     Fowler                       8.250      .250    8.000     .0400     7.960     04/01/2027
  600067382     Tipp                         8.000      .250    7.750     .0400     7.710     05/01/2027
  600067383     McGuinness                   7.500      .250    7.250     .0400     7.210     04/01/2027
  600067384     LaRue                        7.875      .250    7.625     .0400     7.585     06/01/2027
  600067385     Mitchell                     8.000      .250    7.750     .0400     7.710     06/01/2027
  600067387     Garcia                       8.000      .250    7.750     .0400     7.710     05/01/2027
  600067388     Lozano                       8.250      .250    8.000     .0400     7.960     04/01/2027
  600067389     Motell                       8.000      .250    7.750     .0400     7.710     05/01/2027
  600067390     Reubens                      7.750      .250    7.500     .0400     7.460     04/01/2027
  600067391     Alvarado                     8.000      .250    7.750     .0400     7.710     05/01/2027
  600067392     Hart                         8.250      .250    8.000     .0400     7.960     05/01/2027
  600067393     Johnson                      8.250      .250    8.000     .0400     7.960     05/01/2027
  600067394     Simeon                       8.125      .250    7.875     .0400     7.835     06/01/2027
  600067395     Khambati                     7.625      .250    7.375     .0400     7.335     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600067381     Fowler                     4162277                    $3,005.07                  06/01/1997             360
  600067382     Tipp                       4162772                    $3,687.17                  06/01/1997             360
  600067383     McGuinness                 4165395                    $2,601.08                  06/01/1997             360
  600067384     LaRue                      4169355                    $1,350.08        12        06/01/1997             360
  600067385     Mitchell                   4169645                    $3,462.64                  06/01/1997             360
  600067387     Garcia                     4171674                    $2,045.74                  06/01/1997             360
  600067388     Lozano                     4173464                    $2,484.82                  06/01/1997             360
  600067389     Motell                     4179206                    $4,431.94                  06/01/1997             360
  600067390     Reubens                    4181376                    $2,980.28                  06/01/1997             360
  600067391     Alvarado                   4183422                    $1,617.96        12        06/01/1997             360
  600067392     Hart                       4187530                    $2,065.99                  06/01/1997             360
  600067393     Johnson                    4188728                    $1,983.35                  06/01/1997             360
  600067394     Simeon                     4188926                    $1,692.90                  06/01/1997             360
  600067395     Khambati                   4193587                    $2,565.76                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600067381     Fowler                                                                                        $595,000.00    N
  600067382     Tipp                                                                                          $628,248.00    N
  600067383     McGuinness                                                                                    $465,000.00    N
  600067384     LaRue                                                                                         $196,000.00    N
  600067385     Mitchell                                                                                      $589,950.00    N
  600067387     Garcia                                                                                        $348,500.00    N
  600067388     Lozano                                                                                        $441,000.00    N
  600067389     Motell                                                                                        $755,000.00    N
  600067390     Reubens                                                                                       $520,000.00    N
  600067391     Alvarado                                                                                      $247,000.00    N
  600067392     Hart                                                                                          $420,000.00    N
  600067393     Johnson                                                                                       $330,000.00    N
  600067394     Simeon                                                                                        $285,000.00    N
  600067395     Khambati                                                                                      $582,500.00    N


 (vlegal.ace v1.4)                                                 Page   48
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600067396     Colby                      131 SPINNAKER MALL         LOS ANGELES        CA     90292      $649,000.00
  600067397     Mooney                     12911 HICKORY BRANCH       SANTA ANA          CA     92705      $213,750.00
  600067398     Muhr                       50 DEVONSHIRE COURT        DANVILLE           CA     94526      $334,000.00
  600067399     Tseng                      21749 PARVIN DRIVE         SANTA CLARITA      CA     91350      $480,000.00
  600067400     Bierbrauer                 337 ARAGON BOULEVARD       SAN MATEO          CA     94402      $395,000.00
  600067401     Colton                     1769 NOE STREET            SAN FRANCISCO      CA     94131      $281,250.00
  600067402     Wilson                     3227 STATE HIGHWAY 12      CALISTOGA          CA     94515      $325,000.00
  600067403     Scott                      1 EL CAMINO REAL           BERKELEY           CA     94705      $452,000.00
  600067405     Eyears                     647 TABOR LANE             SANTA BARBARA      CA     93108      $560,000.00
  600067406     Smith                      7301 DUNBARTON AVENUE      LOS ANGELES        CA     90045      $502,104.21
  600067407     Montoya                    24082 SPRIG STREET         MISSION VIEJO      CA     92691      $142,322.21
  600067408     Ngodinhbao                 750 NORTH KINGS ROAD,      LOS ANGELES        CA     90069       $47,189.52
  600067409     Curtis                     927 MENDOCINO AVENUE       BERKELEY           CA     94707      $274,581.38
  600067410     Nguyen                     2682 TAGART DRIVE          SAN JOSE           CA     95148      $186,248.87


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600067396     Colby                        8.250      .250    8.000     .0400     7.960     06/01/2027
  600067397     Mooney                       7.375      .250    7.125     .0400     7.085     06/01/2027
  600067398     Muhr                         8.125      .250    7.875     .0400     7.835     06/01/2027
  600067399     Tseng                        8.375      .250    8.125     .0400     8.085     06/01/2027
  600067400     Bierbrauer                   8.000      .250    7.750     .0400     7.710     06/01/2027
  600067401     Colton                       8.250      .250    8.000     .0400     7.960     06/01/2027
  600067402     Wilson                       8.000      .250    7.750     .0400     7.710     06/01/2027
  600067403     Scott                        8.250      .250    8.000     .0400     7.960     06/01/2027
  600067405     Eyears                       8.250      .250    8.000     .0400     7.960     06/01/2027
  600067406     Smith                        7.875      .250    7.625     .0400     7.585     05/01/2027
  600067407     Montoya                      8.375      .250    8.125     .0400     8.085     04/01/2027
  600067408     Ngodinhbao                   8.250      .250    8.000     .0400     7.960     04/01/2027
  600067409     Curtis                       8.000      .250    7.750     .0400     7.710     04/01/2027
  600067410     Nguyen                       8.000      .250    7.750     .0400     7.710     04/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600067396     Colby                      4199030                    $4,875.73                  06/01/1997             360
  600067397     Mooney                     4201844                    $1,476.32                  06/01/1997             360
  600067398     Muhr                       4202016                    $2,479.95                  06/01/1997             360
  600067399     Tseng                      4202776                    $3,648.35                  06/01/1997             360
  600067400     Bierbrauer                 4212551                    $2,898.38                  06/01/1997             360
  600067401     Colton                     4212668                    $2,112.94                  06/01/1997             360
  600067402     Wilson                     4215455                    $2,384.74                  06/01/1997             360
  600067403     Scott                      4218053                    $3,395.73                  06/01/1997             360
  600067405     Eyears                     4225330                    $4,207.10                  06/01/1997             360
  600067406     Smith                      4057485                    $3,643.12                  06/01/1997             360
  600067407     Montoya                    4127239                    $1,083.11                  06/01/1997             360
  600067408     Ngodinhbao                 4143350                      $354.98                  06/01/1997             360
  600067409     Curtis                     4147351                    $2,201.30                  06/01/1997             360
  600067410     Nguyen                     4151106                    $1,368.48                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600067396     Colby                                                                                         $825,000.00    N
  600067397     Mooney                                                                                        $285,000.00    N
  600067398     Muhr                                                                                          $465,000.00    N
  600067399     Tseng                                                                                         $600,000.00    N
  600067400     Bierbrauer                                                                                    $730,000.00    N
  600067401     Colton                                                                                        $375,000.00    N
  600067402     Wilson                                                                                        $535,000.00    N
  600067403     Scott                                                                                         $590,000.00    N
  600067405     Eyears                                                                                        $950,000.00    N
  600067406     Smith                                                                                         $717,839.00    N
  600067407     Montoya                                                                                       $198,000.00    N
  600067408     Ngodinhbao                                                                                     $63,000.00    N
  600067409     Curtis                                                                                        $553,000.00    N
  600067410     Nguyen                                                                                        $280,000.00    N


 (vlegal.ace v1.4)                                                 Page   49
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600067412     Worley                     1884 MONTGOMERY AVENU      VENTURA            CA     93004      $101,929.80
  600067413     Lambson                    1212 OCEAN PARK BOULE      SANTA MONICA       CA     91415      $159,779.04
  600067414     Rock                       52 SUNLIGHT                IRVINE             CA     92612      $370,994.50
  600067415     Wu                         22 SANTA VICTORIA AIS      IRVINE             CA     92606      $180,737.15
  600067416     Fields                     10580 WILSHIRE BLVD #      LOS ANGELES        CA     90024      $634,573.92
  600067417     Ellis                      3111 TROUT GULCH ROAD      APTOS              CA     95003      $348,771.70
  600067418     McKinney                   8809 SALSBURY LANE         OKLAHOMA CITY      OK     73132       $91,443.12
  600067419     Gilanfarr                  3215 EDGEWATER DRIVE       TAHOE CITY         CA     96145      $240,000.00
  600067420     Brink                      5232 PASATIEMPO DRIVE      YORBA LINDA        CA     92886      $179,885.22
  600067421     Hardy Jr                   5595 WESTFIELD STREET      YORBA LINDA        CA     92887      $114,926.67
  600067422     Atkins                     4890 EAST CREEK RIDGE      RENO               NV     89509      $190,100.00
  600067423     Finklestein                1643 12TH STREET, NO.      SANTA MONICA       CA     90404      $311,070.92
  600067425     Munoz                      5107 WEST 140TH STREE      HAWTHORNE (AREA    CA     90250       $59,957.65
  600067426     Beyeler                    4519 EMERALD WAY #10       CULVER CITY        CA     90230      $206,121.80


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600067412     Worley                       7.875      .250    7.625     .0400     7.585     05/01/2027
  600067413     Lambson                      7.875      .250    7.625     .0400     7.585     04/01/2027
  600067414     Rock                         7.875      .250    7.625     .0400     7.585     05/01/2027
  600067415     Wu                           7.625      .250    7.375     .0400     7.335     04/01/2027
  600067416     Fields                       8.000      .250    7.750     .0400     7.710     05/01/2027
  600067417     Ellis                        8.125      .250    7.875     .0400     7.835     05/01/2027
  600067418     McKinney                     8.375      .250    8.125     .0400     8.085     05/01/2027
  600067419     Gilanfarr                    8.500      .250    8.250     .0400     8.210     06/01/2027
  600067420     Brink                        8.250      .250    8.000     .0400     7.960     05/01/2027
  600067421     Hardy Jr                     8.250      .250    8.000     .0400     7.960     05/01/2027
  600067422     Atkins                       8.375      .250    8.125     .0400     8.085     06/01/2027
  600067423     Finklestein                  8.750      .250    8.500     .0400     8.460     05/01/2027
  600067425     Munoz                        7.750      .250    7.500     .0400     7.460     05/01/2027
  600067426     Beyeler                      8.375      .250    8.125     .0400     8.085     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600067412     Worley                     4162566                      $739.58                  06/01/1997             360
  600067413     Lambson                    4165494                    $1,160.12                  06/01/1997             360
  600067414     Rock                       4165577                    $2,691.83                  06/01/1997             360
  600067415     Wu                         4166724                    $1,281.11                  06/01/1997             360
  600067416     Fields                     4170619                    $4,659.41                  06/01/1997             360
  600067417     Ellis                      4173191                    $2,591.32                  06/01/1997             360
  600067418     McKinney                   4174256                      $695.47                  06/01/1997             360
  600067419     Gilanfarr                  4183174                    $1,845.40                  06/01/1997             360
  600067420     Brink                      4188496                    $1,352.28                  06/01/1997             360
  600067421     Hardy Jr                   4188504                      $863.96                  06/01/1997             360
  600067422     Atkins                     4189197                    $1,444.90                  06/01/1997             360
  600067423     Finklestein                4189247                    $2,448.61                  06/01/1997             360
  600067425     Munoz                      4190179                      $429.85                  06/01/1997             360
  600067426     Beyeler                    4197000                    $1,567.65                  06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600067412     Worley                                                                                        $147,000.00    N
  600067413     Lambson                                                                                       $230,000.00    N
  600067414     Rock                                                                                          $495,000.00    N
  600067415     Wu                                                                                            $241,341.00    N
  600067416     Fields                                                                                      $1,270,000.00    N
  600067417     Ellis                                                                                         $509,000.00    N
  600067418     McKinney                                                                                      $122,000.00    N
  600067419     Gilanfarr                                                                                     $375,000.00    N
  600067420     Brink                                                                                         $254,000.00    N
  600067421     Hardy Jr                                                                                      $153,000.00    N
  600067422     Atkins                                                                                        $253,500.00    N
  600067423     Finklestein                                                                                   $415,000.00    N
  600067425     Munoz                                                                                         $150,000.00    N
  600067426     Beyeler                                                                                       $275,000.00    N


 (vlegal.ace v1.4)                                                 Page   50
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600067427     Ahl                        2692 WEST 231ST STREE      TORRANCE           CA     90505      $249,848.54
  600067428     Houser                     8325 SKYLINE DRIVE         LOS ANGELES        CA     90046      $266,825.34
  600067429     Cooke                      1568 LA CORONILLA DRI      SANTA BARBARA      CA     93109      $202,000.00
  600067430     Gerbasi                    205 CALLE CONVERSE         CAMARILLO          CA     93010      $210,000.00
  600067431     Gadsby                     1121 SANTA MADERA COU      SOLANA BEACH       CA     92075      $286,875.00
  600067432     Watters                    10851 CITRUS DRIVE         MOORPARK AREA      CA     93021      $185,000.00
  600067433     Kubo                       2205 CHESTNUT AVENUE       MANHATTAN BEACH    CA     90266      $415,250.00
  600067434     Willis                     170 HOLIDAY HILLS DRI      MARTINEZ           CA     94553       $63,000.00
  600067435     Garrison                   6248 VIA CANADA            RANCHO PALOS VE    CA     90275      $180,000.00
  600067550     Hinkle                     2115 ST AUGUSTA LN         HAWTHORNE          CA     90250      $223,155.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600067427     Ahl                          8.500      .250    8.250     .0400     8.210     05/01/2027
  600067428     Houser                       8.125      .250    7.875     .0400     7.835     05/01/2027
  600067429     Cooke                        8.125      .250    7.875     .0400     7.835     06/01/2027
  600067430     Gerbasi                      7.875      .250    7.625     .0400     7.585     06/01/2027
  600067431     Gadsby                       8.125      .250    7.875     .0400     7.835     06/01/2027
  600067432     Watters                      8.125      .250    7.875     .0400     7.835     06/01/2027
  600067433     Kubo                         8.375      .250    8.125     .0400     8.085     06/01/2027
  600067434     Willis                       8.125      .250    7.875     .0400     7.835     06/01/2027
  600067435     Garrison                     7.875      .250    7.625     .0400     7.585     06/01/2027
  600067550     Hinkle                       8.125      .250    7.875     .0400     7.835     06/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600067427     Ahl                        4197042                    $1,922.29                  06/01/1997             360
  600067428     Houser                     4199022                    $1,982.47                  06/01/1997             360
  600067429     Cooke                      4207643                    $1,499.85                  06/01/1997             360
  600067430     Gerbasi                    4210357                    $1,522.65                  06/01/1997             360
  600067431     Gadsby                     4217824                    $2,130.04                  06/01/1997             360
  600067432     Watters                    4218095                    $1,373.62                  06/01/1997             360
  600067433     Kubo                       4219747                    $3,156.21                  06/01/1997             360
  600067434     Willis                     4220190                      $467.78                  06/01/1997             360
  600067435     Garrison                   4225942                    $1,305.13                  06/01/1997             360
  600067550     Hinkle                     4228482                    $1,656.92        14        06/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600067427     Ahl                                                                                           $400,000.00    N
  600067428     Houser                                                                                        $492,000.00    N
  600067429     Cooke                                                                                         $404,000.00    N
  600067430     Gerbasi                                                                                       $280,000.00    N
  600067431     Gadsby                                                                                        $382,500.00    N
  600067432     Watters                                                                                       $240,000.00    N
  600067433     Kubo                                                                                          $620,000.00    N
  600067434     Willis                                                                                         $93,000.00    N
  600067435     Garrison                                                                                      $578,200.00    N
  600067550     Hinkle                                                                                        $234,900.00    N


 (vlegal.ace v1.4)                                                 Page   51
 RUN DATE:  06/24/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  13:30:46               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 06/24/1997

 POOL NUMBER:          1392    POOL NAME:      1997-4 Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------



                   LOAN         # OF           CURRENT           PROPERTY        ORIG LOAN
                   COUNT       BUYDOWN         BALANCE           VALUE           AMOUNT              P & I
 ** POOL           -----       -------         -------           ---------       ---------           -----
 ** TOTAL                 696             3   227,521,827.49       306,550,805.00   227,789,987.01     1,665,082.55

                                                                       Exhibit E


                              SELLING AND SERVICING
                                    CONTRACT

            This Selling and Servicing Contract (the "Contract"), made and entered into by PNC Mortgage Securities Corp. ("Buyer") and the Seller ("Seller") identified below,

                                   WITNESSETH:

            WHEREAS, Seller has submitted a Seller Application to Buyer and has otherwise been approved by Buyer; and

            WHEREAS, Seller has received the Buyer's Selling Guide and the Buyer's Servicing Guide (the "Guides");

            NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, Buyer and Seller hereto agree as follows:

            1. GUIDES. The Guides, which set forth the terms and conditions under which Seller is to sell and service mortgages, are supplements to this Contract and such Guides, as may be amended or supplemented from time to time, are incorporated into this Contract in full by reference and made a part hereof as fully as if set forth at length herein. All capitalized terms used herein and not defined herein have the meanings ascribed to them in Appendix A, Glossary of Terms, to the Guides.

            2. SELLERS' DUTIES. Seller shall diligently perform all duties incident to the selling and servicing of all mortgages which may be sold by Seller from time to time and such other mortgages as Buyer and Seller may mutually agree upon. In the performance of such duties, Seller shall employ procedures and exercise the same care that it would maintain for loans held in its own portfolio and in accordance with standards of practice, diligence, prudence and competence maintained by the mortgage banking industry. Seller shall also comply with all of the provisions of the Guides and with all other reasonable requirements and instructions of Buyer. Seller shall perform such services at its sole expense except as otherwise expressly provided in the Guides. Seller agrees to service each of such mortgages continuously beginning with the Purchase Date for such mortgages or the date of designation of Seller as replacement Servicer for mortgages previously purchased by Buyer from another Seller, until all interest and principal on each mortgage has been paid in full, the mortgage has been liquidated as provided in the Guides, or such servicing duties are terminated by Buyer.

            3. COMPENSATION. Seller shall be compensated for its services hereunder as specified in the Guides.

            4. DOCUMENTS AND RECORDS. Seller agrees to create, maintain and transmit all mortgage records and documents including all permanent mortgage account records in accordance with the Guides. With respect to such records and documents, Seller shall have custody privileges and Buyer shall have ownership of the mortgage records and documents. Buyer may inspect such records and documents at reasonable times during Seller's normal business hours. Seller shall maintain accurate records and books of account, an adequate system of audit and internal control, and shall conduct its origination and servicing activities in a responsible and businesslike manner. Seller shall promptly notify Buyer in writing of any activity or action, either internal or external, which could potentially affect adversely the terms of any mortgage serviced hereunder or the ability of Seller to service any mortgage.

            5. WARRANTIES, OBLIGATIONS AND REPRESENTATIONS. The warranties, obligations and representations stated in the Guides and hereby made or undertaken by Seller with respect to each of the mortgages to be sold and serviced by it on behalf of Buyer, unless expressly waived in writing by Buyer. All warranties made by Seller shall survive (i) any investigation made by or on behalf of Buyer, it assignee or designee, (ii) liquidation of the mortgage,
(iii) purchase of the mortgage by Buyer, its designee or assignee, (iv) repurchase of the mortgage by Seller, and (v) termination of this Contract, or similar event, and all such warranties shall inure to the benefit of Buyer, its successors and assigns and any transferee of any mortgage. Upon specific written request from Buyer, Seller shall supply evidence that is satisfactory to Buyer of its compliance with any provisions of the Guides.

            6. REPURCHASE OBLIGATION. If, after purchase of any mortgage by Buyer, any of the representations or warranties of the Seller contained herein or in the Selling Guide are untrue, Buyer may, at its option, without regard to the Sellers' actual or implied knowledge of the untruth of such warranty (except to the extent the warranty is expressly conditioned upon the Seller's actual knowledge), in addition to and without limitation as to any other remedy accruing to Buyer, require the Seller to repurchase said mortgage pursuant to the Guides. It is contemplated that a third party will purchase from Buyer the mortgages purchased from Seller, and Seller agrees that Buyer may, in its own name or in the name of the third party, exercise any rights or remedies at law or in equity on behalf of itself or such third party.

            7. CUSTODIANSHIP OF FUNDS. Seller shall fully account to Buyer for the custodianship of funds received from, or on behalf of, a Borrower for mortgages serviced hereunder. Seller shall establish and maintain custodial accounts in accordance with the Guides for (i) the segregation of all principal and interest received, and (ii) the administration of all amounts to be deposited into escrow accounts, and such accounts shall be maintained free and clear of any lien or encumbrance. Seller must be in control of the funds in its custody at all times, and upon request from time to time of Buyer shall submit complete and accurate analyses of cash balances on hand and of the receipt, deposit and disposition of monies handled.


            8. INDEMNIFICATION BY SELLER. Seller shall indemnify Buyer from and hold Buyer harmless against all losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees, and expenses heretofore or hereafter resulting from a material breach of any warranty, obligation or representation contained in or made pursuant to this Contract or from any claim, demand, defense or assertion against or involving Buyer or its assignee or transferee of any mortgage based on or grounded upon, or resulting from such breach or a breach of any representation, warranty or obligation made by Buyer in reliance upon any warranty, obligation or representation made by Seller contained in or made pursuant to this Contract. Seller hereby acknowledges Buyer's intent to sell the mortgages to third parties in reliance upon Seller's warranties, obligations and representation. The obligations of Seller under this paragraph shall survive delivery and payment for the mortgages, liquidation or repurchase of the mortgages and termination of this Contract or the expiration hereof.

            9. NO ASSIGNMENT. This Contract is of the nature of a personal service agreement and accordingly may not be assigned by Seller. Except as provided in paragraph 10 of this Contract, Seller may not assign or otherwise transfer its responsibility for servicing individual mortgages to any other entity, including affiliates. Any attempt to assign servicing rights without the prior written consent of Buyer shall be null and void. Any such assignment without the consent of Buyer shall be grounds for immediate termination of the servicing rights with respect to the servicing purportedly assigned.

            10. SUBCONTRACTING OF SERVICING. Seller may not, without Buyer's prior written approval, subcontract with any other entity, including affiliates, its responsibility for servicing any mortgage it has contracted to service for Buyer.

            11. TERMINATION BY BUYER. Buyer may terminate the right of Seller to continue to service mortgage loans for Buyer and/or revoke the status of Seller as an approved Seller for any of the reasons set forth in the Guides, including a change in Seller's form of organization, a transfer of 25% or more of the equity interest in Seller or change in its principal executive or financial officers. No such termination shall release Seller from any of its obligations hereunder or under the Guides or from any liability arising hereunder or thereunder. Any forbearance or delay by Buyer in exercising such rights shall not be deemed a waiver of and shall not preclude the exercise of any such right. Upon termination by Buyer of this Contract for any reason other than a failure of Seller to meet the eligibility requirements as set forth in the Guides as determined by Buyer, Seller shall be compensated for such termination in the amount specified in the Servicing Guide.

            12. ATTORNEY'S FEES. In the event of a dispute arising from or concerning an obligation of the Seller or Buyer under this Contract which results in litigation of the issue, the prevailing party to such litigation shall be indemnified by the other party for all costs and expenses in bringing or defending such action.

            13. OFFSET. Buyer shall have the right to offset amounts due from Seller against the purchase price to be paid for the acquisition of mortgages. Amounts due which may be offset include but are not limited to past due pair-off fees and funds for the repurchase of mortgages which are subject to an outstanding repurchase demand.

            14. NOTICE. Any notice required or permitted hereunder shall be in writing and shall be sent to Seller at its address shown under its signature below or to such other address Seller may designate in writing or to Buyer at 75 North Fairway Drive, Vernon Hills, Illinois 60061 or to such other address designated by Buyer in writing, by certified mail, return receipt requested, postage prepaid.

            15. PRIOR AGREEMENTS. This Contract supersedes any prior agreements and understandings between Buyer and Seller governing the subject matter hereof; provided, however, that Seller shall not be released from any responsibility or liability that may have arisen under such agreements and understandings.

            16. GOVERNING LAW. This Contract is made in the State of Illinois and shall be governed by the law of such state.

            17. USE OF TERM "SELLER". Wherever the term "Seller" is used in this contract in a context involving loan administration, servicing, and accounting obligations, such term shall be deemed to mean "Servicer" as is used in the Buyer's Servicing Guide.

            18. EFFECTIVE DATE OF CONTRACT. This contract is not effective until it is accepted by Buyer. An executed copy of the Contract will be returned to the Seller.

            19. STATUS OF PARTIES. Seller and Buyer each represent, warrant and agree that as of the date of this Contract: (i) each party is duly organized, validly existing and in good legal standing under the laws of its jurisdiction of organization, and has the requisite power and authority to enter into this contract and agreements to which both are parties as contemplated by this Contract; (ii) this Contract has been duly authorized executed and delivered to both parties and constitutes a valid and legally binding agreement of each party, enforceable in accordance with its terms; (iii) there is no action, proceeding or investigation pending or threatened, nor any basis therefore known to either party that questions the validity or prospective validity of this Contract insofar as the Contract relates to either party, or any essential element upon which this Contract depends, or any action to be taken by either party pursuant to this Contract; and (iv) insofar as either party's capacity to carry out any obligation under this Contract is concerned, neither party will be in violation of any provision of any charter, certificate of incorporation, by-law, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule, or regulation, and there is no such provision that adversely affects either party's capacity to carry out any such obligation. Seller's and Buyer's execution of, and performance pursuant to, this Contract will not result in any such violation. At all times Seller shall act as an independent contractor.

            IN WITNESS WHEREOF, the parties have executed this Contract by proper officials duly authorized on the dates hereinafter set forth. This Contract shall take effect as of the date of its execution in original or facsimile signature by a duly authorized officer of the Buyer.

__________________________________     _______________________________________
Name of Seller                         Seller I.D. number

__________________________________     _______________________________________
Type of Organization                   Organized under laws of

______________________________________________________________________________
Principal place of business: street address, city, state, zip code

______________________________________________________________________________
Typed name and title of Seller's authorized officer

__________________________________     _______________________________________
Signature of Seller's                  Date
authorized officer


Agreed to and accepted by PNC MORTGAGE SECURITIES CORP.

______________________________________________________________________________
Typed name and title of authorized representative


__________________________________     _______________________________________
Signature of authorized                Date
representative

                                                                       Exhibit F

                      FORM OF TRANSFEROR CERTIFICATE FOR
               CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES


                                    [Date]


First Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101


     Re: PURCHASE OF PNC MORTGAGE SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1997-4, CLASS [B-4] [B-5] [B-6] (the "Certificates")

Ladies and Gentlemen:

     In connection with our disposition of the above Certificates we certify that (a) we understand the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act") and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, and
(b) we have not offered or sold any certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act.


                              Very truly yours,



                              [Name of Transferor]

                              By:______________________________
                                    Authorized Officer

                                                                       Exhibit G

                    FORM OF TRANSFEREE'S AGREEMENT FOR
              CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES


                                     [Date]


First Bank National Association
180 East 5th Street, SPFT0210
St. Paul, MN 55101

PNC Mortgage Securities Corp.
75 N. Fairway Drive
Vernon Hills, Illinois  60061


       The undersigned (the "Purchaser") proposes to purchase [Class B-4]
[Class B-5] [Class B-6] Certificates evidencing an undivided interest in PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-4 (the "Purchased Certificates") in the principal amount of $______________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

       Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Pooling Agreement"), between PNC Mortgage Securities Corp. ("PNC") and First Bank National Association, as trustee (the "Trustee"), of the PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-4.

       Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to PNC and the Trustee that:

       (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Purchased Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement;

       (b) The Purchaser is acquiring the Purchased Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part;

       (c) The Purchaser is an "accredited investor" as such term is defined in paragraph (a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Section 501 of
Regulation D under the Securities Act of 1933, as amended (the "Act"), has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Purchased Certificates and can afford a complete loss of such investment;

       (d)  The Purchaser is not affiliated with the Trustee;

       (e) The Purchaser confirms that PNC has made available to the Purchaser the opportunity to ask questions of, and receive answers from PNC concerning the Trust, the purchase by the Purchaser of the Purchased Certificates and all matters relating thereto that PNC possesses or can acquire without unreasonable effort or expense; and

       (f) If applicable, the Purchaser has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System; and

       (g) The Purchaser will provide the Trustee and the Master Servicer with affidavits substantially in the form of Exhibit A attached hereto.

       Section 3.     Transfer of Purchased Certificates.

       (a) The Purchaser understands that the Purchased Certificates have not been registered under the Act, or any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Act and under applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither PNC nor the Trust is under any obligation to register the Purchased Certificates or make an exemption available. In the event that such a transfer is to be made within two years from the Closing Date without registration under the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee each certify to PNC and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) the Trustee or PNC may require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee or PNC. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and PNC against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

       (b) No transfer of a Purchased Certificate shall be made unless the transferee provides PNC and the Trustee with (i) a Transferee's Agreement, substantially in the form of this Agreement, and (ii) either (a) an affidavit substantially in the form of Exhibit A hereto that the proposed transferee (x) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition or (y) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60, or (b) a Benefit Plan Opinion (as defined in Exhibit A hereto).

       (c) The Purchaser acknowledges that its Purchased Certificates bear a legend setting forth the applicable restrictions on transfer.

       IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                         [Purchaser]


                         By: ____________________________

                         Its: ___________________________

                           Exhibit A to Form of Transferee Agreement (Exhibit G)

                          PNC MORTGAGE SECURITIES CORP.

                             BENEFIT PLAN AFFIDAVIT


RE:  PNC MORTGAGE SECURITIES CORP.
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-4
     (THE "TRUST") [CLASS B-4] [CLASS B-5] [CLASS B-6]
     CERTIFICATES (THE "PURCHASED CERTIFICATES")


       Under penalties of perjury, I, _____________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

       1.   That I am the _______________ of __________________ (the
"Purchaser"), whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

       2. That the Purchaser is acquiring a Purchased Certificate representing an interest in the Trust.

       3. That the Purchaser (i) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, (ii) has provided a "Benefit Plan Opinion" satisfactory to PNC Mortgage Securities Corp. (the "Company") and the Trustee of the Trust or (iii) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer (a) is permissible under applicable law, (b) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and (c) will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Benefit Plan Opinion shall not be an expense of the Trustee, the Master Servicer or the Company.

       IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 199__.

[Purchaser]

By:

Its:

       Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

SUBSCRIBED and SWORN to before me
this day of ____________, 19__.


________________________________
         Notary Public

                                                                       Exhibit H
                    FORM OF ADDITIONAL MATTER INCORPORATED INTO
                    THE FORM OF THE MORTGAGE TRUST CERTIFICATES

    This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

    This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "Mortgage Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and First Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

    Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the Mortgage Trust Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.01 of the Pooling Agreement.

    Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

    Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

    Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

    IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                FIRST BANK NATIONAL ASSOCIATION, as Trustee


                                ______________________________________________
                                By:





                    (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

       This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

FIRST BANK NATIONAL
ASSOCIATION, as Trustee


____________________________________
By:




Dated: _____________________________

                          PNC MORTGAGE SECURITIES CORP.
                        MORTGAGE PASS-THROUGH CERTIFICATE

    This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the Mortgage Trust Fund.

    The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event Company funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Company from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

    As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made by the Company from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Company of advances made, or certain expenses incurred, by it.

    The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company and the Trustee with the consent of the Holders of the Certificate Trust Certificates evidencing Percentage Interests aggregating not less than 66% of the Certificate Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. Any consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

    As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

    No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

    The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the Mortgage Trust Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

    A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

    The obligations created by the Pooling Agreement and the Mortgage Trust Fund, First Level Certificate Trust Fund and Certificate Trust Fund created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the Mortgage Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Company and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement requires that the Company distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the Mortgage Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than ten percent (10%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                   ASSIGNMENT

    FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints _____________________ Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated:_____________   ________________________________________________________
                      Signature Guaranteed


                      ________________________________________________________
                      NOTICE: The signature to this assignment must correspond
                              with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                                                       Exhibit I

                             TRANSFEROR CERTIFICATE

                                     [Date]

First Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101
Attn: Structured Finance


     Re: PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-4, Class [R] [R-2] [R-1]

Ladies and Gentlemen:

     This letter is delivered to you in connection with the sale by __________ (the "Seller") to ______________________ (the "Purchaser") of
$____________________ initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1997-4, Class [R] [R-2] [R-1] (the "Certificate"), pursuant to Section 5.01 of the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of June 1, 1997 among PNC Mortgage Securities Corp., as depositor and master servicer (the "Company"), and First Bank National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

     1. No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of tax.

     2. The Seller understands that the Purchaser has delivered to the Trustee and the Company a transferee affidavit and agreement in the form attached to the Pooling Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

     3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

     4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificates.

     5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

     6. The Purchaser has represented to the Seller that, if the Certificates constitute a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificates as they become due.

                         Very truly yours,



                         [Seller]

                         By: ____________________________________
                         Name: _________________________________
                         Title: ___________________________________

                                                                       Exhibit J

                       TRANSFEREE AFFIDAVIT AND AGREEMENT

STATE OF       )
               )   ss:
COUNTY OF      )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Class [R] [R-2] [R-1] Certificate (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _____________________] [the United States], on behalf of which he makes this affidavit and agreement.

     2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [R] [R-2] [R-1] Certificates, and (ii) is acquiring the Class [R] [R-2] [R-1] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity, or any foreign government or international organization, or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

     3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class [R] [R-2] [R-1] Certificates after March 31, 1988;
(ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R] [R-2] [R-1]Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

     4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class [R] [R-2] [R-1] Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

     5. That the Owner is aware that the Trustee will not register the Transfer of the Class [R] [R-2] [R-1] Certificates unless the transferee, or the transferees' agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

     6. That the Owner has reviewed the restrictions set forth on the face of the Class [R] [R-2] [R-1] Certificates and the provisions of Section 5.01 of the Pooling Agreement under which the Class [R] [R-2] [R-1] Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.01(c) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.01). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

     7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R] [R-2] [R-1] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

     8. The Owner's Taxpayer Identification Number is _______________________.

     9. That no purpose of the Owner relating to the purchase of the Class [R] [R-2] [R-1] Certificates by the Owner is or will be to enable the transferor to impede the assessment or collection of tax.

     10. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

     11. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

     12. That no purpose of the Owner relating to any sale of the Class [R] [R-2] [R-1] Certificates by the Owner will be to impede the assessment or collection of tax.

     13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

     14. The Owner hereby agrees to cooperate with the Company and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Mortgage Trust Fund or the Certificate Trust Fund, as applicable.

     15. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Mortgage Trust Fund or the Certificate Trust Fund, as applicable, or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Company has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

     16. The Owner as transferee of the Class [R] [R-2] [R-1] Certificates has represented to their transferor that, if the Class [R] [R-2] [R-1] Certificates constitute a noneconomic residual interest, the Owner (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Class [R] [R-2] [R-1] Certificates as they become due.

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 19__.

[Name of Owner]


                              By:__________________________________________
                                [Name of Officer]
                                [Title of Officer]

[Corporate Seal]

ATTEST:


[Assistant] Secretary

  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and Acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this ___ day of __________________, 19__.




                                NOTARY PUBLIC


                              COUNTY OF
                              STATE OF
                                My Commission expires the ___ day
                                of _________________________, 19__

                                                                     Exhibit K

                     FORM OF ADDITIONAL MATTER INCORPORATED INTO
             THE FORM OF THE FIRST LEVEL CERTIFICATE TRUST CERTIFICATES

    This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

    This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "First Level Certificate Trust Fund") whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and First Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

    Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the First Level Certificate Trust Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.05 of the Pooling Agreement.

    Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

    Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

    Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

    IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                FIRST BANK NATIONAL ASSOCIATION, as Trustee


                                By: _____________________________________





                    (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

       This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

FIRST BANK NATIONAL
ASSOCIATION, as Trustee


By: _______________________________



Dated: _________________________________

                          PNC MORTGAGE SECURITIES CORP.
                    FIRST LEVEL CERTIFICATE TRUST CERTIFICATE

    This Certificate is one of a duly authorized issue of Certificates designated as First Level Certificate Trust Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the First Level Certificate Trust Fund.

    The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Trust Certificates, all as more specifically set forth herein and in the Pooling Agreement. In the event Company funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Company from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

    As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made by the Company from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Company of advances made, or certain expenses incurred, by it.

    The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company and the Trustee with the consent of the Holders of the Certificate Trust Certificates evidencing Percentage Interests aggregating not less than 66% of the Certificate Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. Any consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

    As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

    No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

    The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth,

Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the First Level Certificate Trust Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

    A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

    The obligations created by the Pooling Agreement and the Mortgage Trust Fund, First Level Certificate Trust Fund and Certificate Trust Fund created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the Mortgage Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Company and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement requires that the Company distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the Mortgage Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than ten percent (10%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                   ASSIGNMENT

    FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto ____________________________________________________________

______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints _________________________________ Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated: _______________         _______________________________________________
                               Signature Guaranteed

                    __________________________________________________________
                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                                                    EXHIBIT L

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]


             Description of Rule 144A Securities, including numbers:
                 _______________________________________________
                 _______________________________________________
                 _______________________________________________
                 _______________________________________________


     The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

     1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1997 between PNC Mortgage Securities Corp., as Depositor and Master Servicer, and First Bank National Association, as Trustee) pursuant to Section 5.01(f) of the Agreement, as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has received and reviewed the Private Placement Memorandum dated as of June [27], 1997 relating to the Rule 144A Securities and has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee, the Company or the Master Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has (1) completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, or (2) obtained the waiver of the Company with respect to Annex 1 and Annex 2 pursuant to Section 5.01(f) of the Agreement. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          f. The Buyer is not affiliated with (i) the Trustee or (ii) any Rating Agency that rated the Rule 144A Securities.

          g. If applicable, the Buyer has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System.

     [Required only in the case of a transfer of a Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificate] [3. The Buyer warrants and represents to, and covenants with, the Seller, the Master Servicer and the Company that (1) the Buyer is not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), subject to the prohibited transaction provisions of ERISA ("Plan"), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")) subject to Section 4975 of the Code (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of any Plan, (2) the Buyer's purchase of the Rule 144A Securities is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement or (iii) the Buyer is an insurance company, the source of funds to be used by it to purchase the Rule 144A Securities is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.]

     4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.


     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

____________________________             ___________________________________
Print Name of Seller                     Print Name of Buyer

By: ________________________             By: _______________________________
    Name:                                    Name:
    Title:                                   Title:

Taxpayer Identification:                 Taxpayer Identification:

No. _______________                      No. __________________

Date: __________________                 Date: _________________

                                                            ANNEX 1 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

    The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

     ___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     ___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is subject to the fiduciary responsibility provisions of ERISA.

______________________
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     L-1-1

     ___ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___      ___      Will the Buyer be purchasing the Rule 144A
  Yes      No       Securities only for the Buyer's own account?

     6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

                                     L-1-2

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                              _____________________________________________
                              Print Name of Buyer

                              By: _________________________________________
                                  Name:
                                  Title:

                              Date: _______________________________________

                                     L-1-3

                                                            ANNEX 2 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]


    The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

    1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

    2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

    3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

    4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

    5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                                     L-2-1

    6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                              ______________________________________________
                              Print Name of Buyer


                              By: __________________________________________
                                  Name: ____________________________________
                                  Title: ___________________________________

                              IF AN ADVISER:

                              ______________________________________________
                              Print Name of Buyer


                              Date: ________________________________________

                              Signature ____________________________________

(SEAL)

                                     L-2-2

                                                                       EXHIBIT M

[Date]

[Company]


Re: Pooling and Servicing Agreement dated as of June 1, 1997 among PNC Mortgage Securities Corp., as Depositor and Master Servicer, and First Bank National Association, as Trustee, relating to PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-4

Ladies and Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section
2.01 of the Pooling and Servicing Agreement and has determined that (i) all documents required (in the case of instruments described in clause (vi) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 of the Pooling and Servicing Agreement have been executed and received as of the date hereof are in its possession or in the possession of the Custodian on its behalf and (ii) all such documents have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. The Trustee has made no independent examination of such documents beyond the review specifically required in the above referenced Pooling and Servicing Agreement and has relied upon the purported genuineness and due execution of any such documents and upon the purported genuineness of any signature thereon. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                           _________________________________________
                           as Trustee

                           By: _____________________________________
                           Name: ___________________________________
                           Title: __________________________________

                                                                       EXHIBIT N

    Schedule of Certain Mortgage Loans With Group Primary Insurance Policies


     None.

                                                                     Exhibit O-1


                           MORTGAGE TRUST CERTIFICATE

                                    Class Y-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit", as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                               Portion of the Class Y-1 Principal
                                            Balance as of the Cut-Off Date
                                            evidenced by this Certificate:

Class Y-1 Remittance Rate: 7.000%           $________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class Y-1 Principal Balance as of the Cut-Off Date:
$323,376.30


                             _______________________
                                Registered Owner             Certificate No. ___


                                     O-1-1

                                                                     Exhibit O-2


                           MORTGAGE TRUST CERTIFICATE

                                    Class Y-2

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                               Portion of the Class Y-2 Principal
                                            Balance as of the Cut-Off Date
                                            evidenced by this Certificate:

Class Y-2 Remittance Rate: 7.500%           $________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class Y-2 Principal Balance as of the Cut-Off Date:
$1,137,608.95

                            ________________________
                                Registered Owner             Certificate No. ___


                                     O-2-1

                                                                     Exhibit O-3


                           MORTGAGE TRUST CERTIFICATE

                                    Class Z-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                               Portion of the Class Z-1 Principal
                                            Balance as of the Cut-Off Date
                                            evidenced by this Certificate:

Class Z-1 Remittance Rate: 7.000%           $________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class Z-1 Principal Balance as of the Cut-Off Date:
63,755,991.39

                            ________________________
                                Registered Owner             Certificate No. ___


                                     O-3-1

                                                                     Exhibit O-4


                           MORTGAGE TRUST CERTIFICATE

                                    Class Z-2

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.


Series 1997-4                               Portion of the Class Z-2 Principal
                                            Balance as of the Cut-Off Date
                                            evidenced by this Certificate:

Class Z-2 Remittance Rate: 7.500%           $________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class Z-2 Principal Balance as of the Cut-Off Date:
224,847,672.81

                            ________________________
                                Registered Owner             Certificate No. ___


                                     O-4-1

                                                                     Exhibit O-5


                           MORTGAGE TRUST CERTIFICATE

                                   Class IP-M

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.


Series 1997-4                               Portion of the Class IP-M Principal
                                            Balance as of the Cut-Off Date
                                            evidenced by this Certificate:

Class IP-M Remittance Rate: 0.00%           $________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IP-M Principal Balance as of the Cut-Off Date:
$595,842.00

                            ________________________
                                Registered Owner             Certificate No. ___


                                     O-5-1

                                                                     Exhibit O-6


                           MORTGAGE TRUST CERTIFICATE

                                   Class IX-M

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.


Series 1997-4                               Portion of the Class IX Notional
                                            Amount as of the Cut-Off Date
                                            evidenced by this Certificate:

Class IX-M Remittance Rate: 7.000%          $________________________________
applied to the Class IX Notional
Amount

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IX-M Principal Balance as of the Cut-Off Date:
$0.00

Class IX Notional Amount as of the Cut-Off Date:
$2,071,948.64

                            ________________________
                                Registered Owner             Certificate No. ___


                                     O-6-1

                                                                     Exhibit O-7


                           MORTGAGE TRUST CERTIFICATE

                                   Class IIP-M

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                               Portion of the Class IIP-M Principal
                                            Balance as of the Cut-Off Date
                                            evidenced by this Certificate:

Class IIP-M Remittance Rate: 0.00%          $________________________________

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IIP-M Principal Balance as of the Cut-Off Date:
$1,536,545.73

                            ________________________
                                Registered Owner             Certificate No. ___


                                     O-7-1

                                                                     Exhibit O-8


                           MORTGAGE TRUST CERTIFICATE

                                   Class IIX-M

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is June 27, 1997.

Series 1997-4                               Portion of the Class IIX Notional
                                            Amount as of the Cut-Off Date
                                            evidenced by this Certificate:

Class IIX-M Remittance Rate: 7.500%         $________________________________
applied to the Class IIX Notional
Amount

Cut-Off Date: June 1, 1997

First Distribution Date: July 25, 1997

Last Scheduled Distribution Date: July 25, 2027

Class IIX-M Principal Balance as of the Cut-Off Date:
$0.00

Class IIX Notional Amount as of the Cut-Off Date:
$6,552,790.49
                            ________________________
                                Registered Owner             Certificate No. ___


                                     O-8-1

                                                                      Exhibit P
                FORM OF ADDITIONAL MATTER INCORPORATED INTO
               THE FORM OF THE CERTIFICATE TRUST CERTIFICATES

    This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

    This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "Certificate Trust Fund") whose assets consist of, among other things, First Level Certificate Trust Certificates evidencing interests in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and First Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

    Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the Certificate Trust Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.07 of the Pooling Agreement.

    Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

    Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

    Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

    IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                FIRST BANK NATIONAL ASSOCIATION, as Trustee


                                By: ________________________________________





                    (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

       This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

FIRST BANK NATIONAL
ASSOCIATION, as Trustee



By: ____________________________________




Dated: _________________________________

                          PNC MORTGAGE SECURITIES CORP.
                        MORTGAGE PASS-THROUGH CERTIFICATE

    This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the Certificate Trust Fund.

    The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the First Level Certificate Trust Certificates, all as more specifically set forth herein and in the Pooling Agreement. In the event Company funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Company from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

    As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made by the Company from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Company of advances made, or certain expenses incurred, by it.

    The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company and the Trustee with the consent of the Holders of the Certificate Trust Certificates evidencing Percentage Interests aggregating not less than 66% of the Certificate Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

    As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

    No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

    The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the Certificate Trust Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

    A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

    The obligations created by the Pooling Agreement and the Mortgage Trust Fund, First Level Certificate Trust Fund and Certificate Trust Fund created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the Mortgage Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Company and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement requires that the Company distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the Mortgage Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than ten percent (10%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                   ASSIGNMENT

    FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto ___________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints ________________________________Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated: _____________      ____________________________________________________
                          Signature Guaranteed


                    __________________________________________________________
                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.